UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-06719

BB&T Funds

(Exact name of registrant as specified in charter)

434 Fayetteville Street Mall, 5th Floor

Raleigh, NC 27601-0575

(Address of principal executive offices) (Zip code)

Keith Karlawish, President

BB&T Funds

434 Fayetteville Street Mall, 5th Floor

Raleigh, NC 27601-0575

(Name and address of agent for service)

registrant’s telephone number, including area code: (800) 228-1872

Date of fiscal year end: September 30

Date of reporting period: September 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

BB&T Annual Report to Shareholders

September 30, 2007

BB&T | Funds
Sensible Investing for Generations®

BB&T Funds

Letter from the President and the Investment Advisor

Dear Shareholders:

We are pleased to present this annual report for the 12-month period ended September 30, 2007. Economic growth slowed but remained positive during this fiscal year, while stocks and bonds posted solid returns despite an increase in volatility. The Standard & Poor’s 500® Index (“S&P 500 Index”) gained 16.43% during the period, while the Russell 2000 Index of small-capitalization stocks returned 12.34%, the MSCI EAFE international stock index gained 24.86% and the Lehman Brothers U.S. Aggregate Index gained 5.14%.

Housing woes weigh on the economy

A steep downturn in the housing market dragged down U.S. economic growth during this 12-month period. Powerful global growth, healthy business spending and a positive environment for employment and wages helped the economy continue to expand at a moderate pace.

Increasing numbers of homeowners with weak finances defaulted on mortgages during 2007. The spike in defaults on sub-prime mortgages called into question the credit-worthiness of securities backed by such loans, causing fears of credit and liquidity crises. The Federal Reserve Board acted several times to boost liquidity in the financial markets, most notably by lowering its target Federal Funds rate from 5.25% to 4.75% in September.

Stocks move higher in volatile trading

The U.S. stock market overcame two significant downturns to generate strong gains for the period. Stocks rallied for the first four months of the fiscal year, before concerns about potential economic weakness led to a broad sell-off in late February. The market then rebounded through mid-July as data emerged indicating that the economy was healthier than many investors had feared. Stocks fell substantially during summer, however, as market participants worried about the potential repercussions of the sub-prime mortgage crisis. The Federal Reserve’s larger-than-expected interest-rate cut then led to a powerful surge during the final weeks of the period.

Energy and materials stocks performed well throughout most of the fiscal year, pushed higher by soaring commodity prices. Industrial and technology stocks meanwhile benefited from the strong global economy. Financial stocks suffered some of the market’s weakest returns for the period after tumbling during the summer downturn, while consumer discretionary stocks also lagged the market on fears that the housing slump and rising energy prices would curtail consumer spending.

Foreign stocks outperformed the domestic market, continuing a long-running trend. Strong global economic growth and weakness in the U.S. dollar contributed to foreign stocks’ superior performance.

Bond investors seek quality and liquidity

When the period began, bonds with longer maturities and weaker credit ratings offered little yield advantage over securities with shorter terms and higher quality. That dynamic changed swiftly during the summer, as investors reassessed risk in the face of rising sub-prime mortgage defaults. Higher-quality bonds consequently led the market, as investor demand pushed up their prices and pushed down their yields. Likewise, a surge in demand for short- and intermediate-term bonds caused yields on those securities to fall sharply, while yields on long-term bonds remained relatively stable. The Federal Reserve’s September interest-rate cut further depressed yields on short-term bonds.

Our perspective

We expect modest but positive economic growth during the coming months, as Federal Reserve action helps counteract the recent credit crunch. The U.S. consumer continues to prove resilient despite a number of headwinds, and while domestic business spending slipped in recent months strong global growth should provide support for exports.

We believe the industrial and service economy should continue to drive earnings growth going forward, helping offset sluggish retail sales. Multinational companies are likely to benefit from a falling dollar and the strength of the global economy. Generally, corporations have healthy balance sheets and strong free cash flow, which should allow them to continue taking shareholder-friendly actions such as raising dividends, repurchasing shares and — pending the resolution of the liquidity crunch — make acquisitions.

Equities appear more attractive than bonds given that outlook. In fact, we believe the liquidity crisis may well create a variety of stock-specific investment opportunities for companies with strong liquidity.

Our fixed income funds did particularly well, overall, due to their focus on high quality issuers, as well as accurately predicting a Federal Reserve easing posture. The equity funds generally performed competitively, and in some cases, exceptionally well. The few that did not were mainly due to some contrarian bets on housing and other industries that are out of favor. We believe that these securities were purchased at significant discounts to intrinsic value, and that we will eventually be vindicated.

We would like to remind you that our new Web site, www.bbtfunds.com, offers you access to your fund account(s) online 24 hours a day, 7 days a week. We appreciate your continued support and trust in BB&T Funds. It is our pleasure to serve your ongoing investing needs and we welcome any inquiries you may have by calling us at 800-228-1872.

Keith F. Karlawish, CFA
President
BB&T Funds

Jeffrey J. Schappe, CFA
Chief Investment Officer
BB&T Asset Management, Inc.

Past performance does not guarantee future results.

This report is authorized for distribution only when preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money. BB&T Asset Management, Inc., a wholly owned subsidiary of BB&T Corporation, serves as investment adviser to the BB&T Funds and is paid a fee for its services. Shares of the BB&T Funds (each a “Fund” and collectively, the “Funds”) are not deposits or obligations of, or guaranteed or endorsed by, Branch Banking and Trust Company or its affiliates. The Funds are not insured by the FDIC or any other government agency. The Funds currently are distributed by BB&T AM Distributors, Inc. The distributors are not affiliated with Branch Banking and Trust Company or its affiliates.

The foregoing information and opinions are for general information only. BB&T Asset Management, Inc. does not guarantee their accuracy or completeness, nor assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only and are not intended as an offer or solicitation with respect to the purchase or sale of any security or offering individual or personalized investment advice.

BB&T Large Cap Fund

Portfolio Manager

Ronald T. Rimkus, CFA

The BB&T Large Cap Fund is managed by Ronald T. Rimkus, a chartered financial analyst and Director of Core Equity at BB&T Asset Management, Inc. Mr. Rimkus has more than 14 years of investment experience, including hands-on management of both growth and value equity portfolios. Most recently, he spent six years overseeing large-company core equity portfolios. Mr. Rimkus holds a BA from Brown University and an MBA from UCLA. He is supported by the BB&T Large Cap Core Equity Portfolio Management Team.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Q. How did the Fund perform during the 12-month period between October 1, 2006 and September 30, 2007?

A. The Fund gained 12.89% (Institutional Shares). That compared to a 16.43% return for its benchmark, the S&P 500 Index.

Q. What factors affected the Fund’s performance?

A. The stock market generated strong returns for the 12-month period, helping the Fund produce good absolute performance. Shares of energy, materials, technology and consumer discretionary stocks particularly added to the Fund’s absolute return, while financial stocks reduced the Fund’s gains.1

This Fund seeks to invest in stocks that exhibit a durable competitive advantage and sell at a discount to their intrinsic value. This approach led us to trim or sell some industrial stocks that appeared expensive —leaving a relatively small stake in that sector compared to the benchmark index. Shares of industrial firms continued to perform well during the period, however, as powerful global economic growth boosted demand for industrial companies’ products and services. As a result, the Fund’s underweight position decreased performance relative to the benchmark. Selection among stocks in the sector also reduced relative returns.1

The Fund’s health care allocation also dragged on performance against the index. Losses from shares of a large biotechnology firm especially pulled down returns in that sector as fears mounted over concerns about the safety of one of its leading products.1

Security selection in the consumer discretionary sector provided the largest positive contribution to relative returns. Consumer discretionary stocks in general performed poorly, but the Fund’s holdings in that sector posted strong gains. Our investments in shares of a specialty retailer proved particularly beneficial to relative performance. Furthermore, the Fund’s overweight stake in the consumer discretionary sector magnified the effect of successful stock selection.1

We also over-weighted technology stocks. The technology sector rallied during the 12-month period, so the Fund’s larger-than-benchmark position added to relative returns. Selection in that sector boosted relative returns as well, as the Fund’s investments in a communications equipment maker and a semiconductor manufacturer performed well.1

[1]	Portfolio composition is as of September 30, 2007 and is subject to change.

Value of a $10,000 Investment

*	Reflects 5.75% maximum sales charge.

**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.

***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Total Return tables since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2007	Inception Date		1 Year	5 Years	10 Years
Class A Shares*	10/9/92		6.08%	13.99%	5.68%
Class B Shares**	1/1/96		7.92%	14.34%	5.65%
Class C Shares***	2/1/01	[1]	11.76%	14.46%	5.77%
Institutional Shares	10/9/92		12.89%	15.63%	6.57%
S&P 500 Index	N/A		16.43%	15.44%	6.57%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]

Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to Class C Shares, but does not include the Class C Shares 12b-1 fees, which, if reflected, performance would have been lower.

The S&P 500 Index is generally considered to be representative of the performance of the stock market as a whole. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

BB&T Mid Cap Value Fund

Portfolio Manager

Timothy P. Beyer, CFA

The BB&T Mid Cap Value Fund is managed by Timothy P. Beyer, CFA, portfolio manager for Sterling Capital Management LLC (“Sterling”), sub-adviser to the Fund. Mr. Beyer, who joined Sterling in 2004, is a graduate of East Carolina University, where he received his BSBA in Finance, and has 16 years of investment management experience. Mr. Beyer is supported by Eduardo Brea, CFA; Robert Bridges, CFA; Lee D. Houser, CFA; Patrick W. Rau, CFA; and Brian Walton, CFA.

Investment Concerns

Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Q. How did the Fund perform during the 12-month period between October 1, 2006 and September 30, 2007?

A. The Fund posted a return of 16.75% (Institutional Shares). That compared to a 13.75% return for its benchmark, the Russell Midcap® Value Index.

Q. What factors affected the Fund’s performance?

A. Medium-sized value stocks generated healthy gains, helping the Fund post a solid absolute return for the fiscal year.

The Fund’s holdings in the financial sector increased its returns relative to the benchmark index. For some time we have held very little exposure to shares of banks and real estate investment trusts. That strategy proved highly beneficial to relative returns during this fiscal year, as the housing market’s slump and fears about a credit squeeze caused stocks in those industries to lag the broad mid-cap financial sector. We favored financial stocks with little exposure to real estate and credit concerns, such as shares of data processors and insurance companies. That approach helped the Fund’s allocation to financial stocks outperform the financial shares represented in the index.1

We also held relatively little exposure to energy and commodities-related stocks, because shares in those sectors generally offered little value and inferior long-term secular growth and return characteristics. Energy and commodities stocks performed well during this period, however, so the Fund’s underweight positions weighed somewhat on relative performance.1

Mergers and acquisitions significantly boosted returns relative to the index. Several Fund holdings became the object of buyouts during this period. Indeed, the Fund’s largest position on April 1 announced that it would be acquired at a substantial premium. Investors worried during summer that the credit market’s troubles might scuttle many planned takeovers. We believed those fears were overblown, however, and used declines in stocks that were in the process of being acquired as opportunities to establish new positions and to add to existing positions in such shares.1

[1]	Portfolio composition is as of September 30, 2007 and is subject to change.

Value of a $10,000 Investment

*	Reflects 5.75% maximum sales charge.

**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.

***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Total Return tables since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2007	Inception Date		1 Year	5 Years	10 Years
Class A Shares*	8/1/96	[1]	9.81%	16.75%	9.74%
Class B Shares**	7/25/01	[1]	11.58%	17.16%	9.87%
Class C Shares***	7/25/01	[1]	15.60%	17.27%	9.86%
Institutional Shares	8/1/96	[1]	16.75%	18.45%	10.67%
Russell Midcap® Value Index	N/A		13.75%	21.02%	11.31%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]

Performance shown for Class A and Institutional Shares includes the performance of the OVB Equity Income Portfolio for the periods prior to its consolidation with the BB&T Mid Cap Value Fund on 7/23/01. The performance shown reflects reinvestment of all dividend and capital gains distributions. Class B and C Shares were not in existence prior to 7/25/01. Performance for periods prior to 7/25/01 is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to Class B and C Shares, respectively, but such performance does not reflect Class B and C Shares’ 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

The Fund is measured against the Russell Midcap® Value Index, an unmanaged index which measures the performance of those securities in the Russell 1000 with lower price-to-book ratios or lower forecasted growth values. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If fees had not been waived, the Fund’s total return for the periods would have been lower.

BB&T Mid Cap Growth Fund

Portfolio Manager

David P. Nolan

The BB&T Mid Cap Growth Fund is managed by David P. Nolan. A graduate of Wake Forest University, where he received a BS in Business, Mr. Nolan managed common and collective trust funds from 1985 to 1993 and has managed the Mid Cap Growth Fund since its inception in 1993.

Investment Concerns

Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Q. How did the Fund perform during the 12-month period between October 1, 2006 and September 30, 2007?

A. The Fund posted a return of 36.43% (Institutional Shares). That compared to a 21.22% return for its benchmark, the Russell Midcap® Growth Index.

Q. What factors affected the Fund’s performance?

A. Medium-sized stocks rallied during the period under review, helping the Fund post strong gains. Powerful performance from certain stocks in the industrial, technology and consumer discretionary sectors particularly contributed to the Fund’s returns.1

Good stock selection helped the Fund outperform its benchmark by a wide margin. Selection among consumer discretionary stocks especially added to the Fund’s relative gains. Shares of a rapidly growing footwear maker surged, accounting for 3.7 percentage points of the Fund’s total return. Likewise, stock of a video-game retailer benefited from strong demand and the potential for higher profit margins; it contributed 2.6 points to the Fund’s total return.1

The Fund’s investment in a manufacturer of solar panels also boosted returns against the benchmark index. Large increases in energy prices led to stronger demand for solar panels, helping the company generate powerful earnings gains. Shares of a maker of airplane parts also performed well; the company benefited from rising global demand from airlines looking to expand and update their fleets.1

The Fund’s sector weightings had a very minor negative impact on relative returns, primarily because we held small positions in cash in order to meet redemptions and seize developing investment opportunities. And while stock selection was overwhelmingly positive, certain individual stocks did weigh on performance against the benchmark. They included shares of a technology firm that suffered from pricing pressure, a cosmetics company that struggled to meet expectations, an apparel firm that was hurt by potential weakness in consumer spending, and an online job recruiter that slid due to concerns about a weakening economy.1

[1]	Portfolio composition is as of September 30, 2007 and is subject to change.

Value of a $10,000 Investment

*	Reflects 5.75% maximum sales charge.

**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.

***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Total Return tables since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2007	Inception Date		1 Year	5 Years	10 Years
Class A Shares*	12/30/93	[1]	28.35%	17.36%	8.18%
Class B Shares**	7/25/01	[1]	31.13%	17.76%	8.32%
Class C Shares***	7/25/01	[1]	35.19%	17.89%	8.34%
Institutional Shares	12/1/93	[1]	36.43%	19.05%	9.12%
Russell Midcap® Growth Index	N/A		21.22%	20.39%	7.47%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]

Fund performance as shown for Class A and Institutional Shares includes the performance of the OVB Capital Appreciation Portfolio for the periods prior to its consolidation with the BB&T Mid Cap Growth Fund on 7/23/01. The performance shown reflects reinvestment of all dividend and capital gains distributions. The Class B and C Shares were not in existence prior to 7/25/01. Performance for periods prior to 7/25/01 is based on the historical performance of the Class A Shares and has been adjusted for the maximum CDSC applicable to Class B and C Shares, respectively, but such performance does not reflect Class B and C Shares’ 12b-1 fees and expenses. With those adjustments, performance would be lower.

The Fund is measured against the Russell Midcap® Growth Index, an unmanaged index which measures the performance of those securities in the Russell 1000® Index with higher price-to-book ratios and lower forecasted growth values. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total returns for the periods would have been lower.

BB&T Small Cap Fund

Portfolio Manager

John T. Kvantas, CFA

The BB&T Small Cap Fund is managed by John T. Kvantas, CFA. A graduate of the University of Illinois Champaign-Urbana, where he received a BS in Accountancy, Mr. Kvantas also earned an MBA from the Fuqua School of Business at Duke University, and has been managing investors’ money since 1995. He is supported by the BB&T Small Cap Portfolio Management Team, which includes Dan Kane and Brian Baker.

Investment Concerns

Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Diversification does not guarantee a profit nor protect against a loss.

Q. How did the Fund perform during the 12-month period between October 1, 2006 and September 30, 2007?

A. The Fund gained 5.43% (Institutional Shares). That compared to a 12.34% return for its benchmark, the Russell 2000® Index of small-cap stocks.

Q. What factors affected the Fund’s performance?

A. Small stocks generally posted solid returns for the period, helping the Fund generate gains. Energy, industrial and financial stocks especially contributed to the Fund’s positive performance, while declines at certain consumer discretionary and technology stocks weighed down returns. Strong merger-and-acquisition activity also lifted the Fund’s gains, as several companies represented in its portfolio were purchased at premiums to their market values.1

Stock selection in the energy sector boosted returns relative to the benchmark index. The energy stocks in the Fund’s portfolio returned an average of 37% for the 12-month period, while the energy stocks in the benchmark gained 22%. Investments in shares of particular oil services and drilling companies benefited from high demand and strong corporate execution.1

The Fund’s holdings in the financial sector also helped its relative performance. The prospect of buyouts buoyed shares of two property/ casualty insurers in the portfolio and contributed to gains against the benchmark. We held a considerably underweight position in real estate investment trusts (REITs), which comprise roughly 7% of the benchmark index. REITs declined significantly during the 12-month period, so the Fund’s light weighting enhanced its performance against the index.1

Our holdings in the consumer discretionary sector weighed on the Fund’s relative returns. Consumer discretionary stocks generally suffered from investor concerns that the housing slump and other factors would depress consumer spending. Shares of a high-end clothing maker in the Fund’s portfolio endured substantial losses, as did the stocks of a radio and television operator and a specialty retailer.1

The Fund’s technology stake did not keep pace with the technology stocks in the benchmark. Shares of a human resources-software firm fell after it took longer than expected to make a transition designed to emphasize the most promising aspect of its business. Likewise, stocks of two electronics manufacturers declined as the companies struggled through business transitions of their own. Those positions weighed on the Fund’s relative performance, but we continue to believe the stocks offer attractive long-term potential.1

Commodities stocks surged during this fiscal year, as supply and demand imbalances led to higher commodity prices. This Fund does not hold commodities stocks, so their strong returns were one reason its performance lagged the benchmark. In a similar fashion, we did not invest in shares of biotechnology firms, which rarely fit the earnings criteria we seek, so strong returns by that industry weighed on the Fund’s relative performance.1

[1]	Portfolio composition is as of September 30, 2007 and is subject to change.

Value of a $10,000 Investment

*	Reflects 5.75% maximum sales charge.

**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.

***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Total Return tables since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2007	Inception Date	1 Year	Since Inception
Class A Shares*	5/19/03	(0.90)%	14.72%
Class B Shares**	5/19/03	0.45%	15.12%
Class C Shares***	5/19/03	4.37%	15.38%
Institutional Shares	5/19/03	5.43%	16.56%
Russell 2000®Index	5/31/03	12.34%	16.26%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Russell 2000® Index is a widely recognized index of common stocks that measure the performance of small- to mid-sized companies. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

BB&T International Equity Fund

Portfolio Manager

Rudolph-Riad Younes, CFA

The BB&T International Equity Fund is managed by Rudolph-Riad Younes, CFA, Senior Vice President and Head of International Equity at Julius Baer Investment Management LLC (“JBIM”) since August 2000, and with Julius Baer Group since September 1993, and Richard Pell, Chief Investment Officer and Senior Vice President with JBIM since August 2000, and with the Julius Baer Group since January 1995.

Investment Concerns

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency and exchange rates.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Q. How did the Fund perform during the 12-month period between October 1, 2006 and September 30, 2007?

A. The Fund gained 20.39% (Institutional Shares). That compared to a 31.06% return for its benchmark, the MSCI All country World Index ex U.S.

Q. What factors affected the Fund’s performance?

A. Foreign stocks rallied during this 12-month period, helping the Fund post strong absolute returns. Investors bid up international equities in response to powerful global economic growth and healthy corporate profits. Shares of commodities and energy firms performed especially well, as burgeoning demand from China supported higher prices for oil, gold, grain and other commodities. Asian markets posted particularly strong returns, as did commodities-oriented developing markets such as Brazil. The Fund’s returns also benefited significantly from foreign currencies’ strength against the U.S. dollar.1

The Fund underperformed its benchmark during the first three quarters of the fiscal year, weighed down by relatively small positions in materials and energy stocks. Underweight stakes in those rallying sectors more than offset the positive influence of security selection among financial stocks.1

Julius Baer Investment Management assumed management responsibilities for this Fund as of July 2, 2007. The new sub-advisor’s investment strategy employs a combination of top-down research and bottom-up company analysis.1

The Fund continued to lag its benchmark during the final quarter of this period, as an underweight position in commodities-related stocks weighed on relative performance. The Fund’s exposure to developed markets in continental Europe and underweight position in certain emerging markets in Asia and Latin America also hindered relative returns. Nevertheless, its holdings in Indian and the Czech banks helped boost performance against the benchmark.1

The new management team adjusted the Fund’s portfolio late in the period to increase exposure to commodity-driven markets in Canada, Australia and select Asian countries, while reducing the Fund’s assets in western European markets and in highly valued stocks in central and eastern Europe. The Fund’s managers also positioned the portfolio with underweight stakes in Japan and the United Kingdom, where macroeconomic factors created headwinds for equity markets.1

[1]	Portfolio composition is as of September 30, 2007 and is subject to change.

Value of a $10,000 Investment

*	Reflects 5.75% maximum sales charge.

**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.

***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Total Return tables since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2007	Inception Date		1 Year	5 Years	10 Years
Class A Shares*	1/2/97		13.26%	15.66%	4.31%
Class B Shares**	1/2/97		16.35%	16.02%	4.29%
Class C Shares***	2/1/01	[1]	19.28%	16.14%	4.15%
Institutional Shares	1/2/97		20.39%	17.25%	5.16%
MSCI All Country World Index ex U.S.	12/31/96		31.06%	26.32%	9.17%
MSCI EAFE Index	12/31/96		24.86%	23.55%	7.97%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]

Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class B Shares, and has been adjusted for the maximum CDSC applicable to Class C Shares.

The benchmark index for the Fund has changed from the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index to the MSCI All Country World Index ex U.S. (“MSCI ACWI ex U.S.”). The MSCI ACWI ex U.S. is a unmanaged market capitalization-weighted index that is designed to represent the performance of equity markets in the global developed and emerging markets, excluding the United States. The MSCI EAFE Index is an unmanaged index which is generally representative of the performance of stock markets in that region. The indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

BB&T Special Opportunities Equity Fund

Portfolio Manager

George F. Shipp, CFA

The BB&T Special Opportunities Equity Fund is managed by George F. Shipp, CFA, chief investment officer of Scott & Stringfellow, Inc. (“Scott & Stringfellow”), subadvisor to the Fund. Mr. Shipp, who joined Scott & Stringfellow in 1982, holds a BA from the University of Virginia and an MBA from the Darden Graduate School of Business at the University of Virginia. Mr. Shipp is supported by an investment management team from Scott & Stringfellow, which includes Meghann A. Cohen; Joshua L. Haggarty, CFA; R. Griffith Jones, Jr.; and Farley C. Shiner, CPA. The team brings to the Fund more than four decades of combined investment management experience, along with a broad range of investing skills.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. A concentrated portfolio may add a measure of volatility to performance, as major fluctuations in any one holding will likely affect the fund more than a fund with greater diversification.

Q. How did the Fund perform during the 12-month period between October 1, 2006 and September 30, 2007?

A. The Fund gained 22.55% (Institutional Shares). That compared to a 16.43% return for its benchmark, the S&P 500 Index.

Q. What factors affected the Fund’s performance?

A. Stocks, as measured by the S&P 500, generated positive returns during all four quarters of the fiscal year, boosted by healthy corporate profits and record levels of mergers and acquisitions. Equities’ upward trend helped the Fund produce a strong absolute return for the period.1

The Fund’s relative performance was enhanced by a larger-than-benchmark position in the energy sector, which was the best-performing market sector for the year ended September 30, 2007. Likewise, an overweight position in information technology shares boosted relative returns. The Fund also benefited from being underweight financial stocks, which was the market’s worst-performing sector for the year.1

Stock selection within the consumer discretionary sector helped relative performance as well. The broad consumer discretionary sector lagged the market, primarily because of weak performance among housing, automobile and low-end retail companies, but the Fund’s discretionary holdings had minimal exposure to those markets. As a result, its consumer discretionary allocation outperformed the index. Finally, the Fund benefited from a robust merger-and-acquisition environment, with five of the 29 stocks it owned at the beginning of the fiscal year receiving takeover bids.1

A 30% loss in an online bank and brokerage stock, caused by a rapid and significant deterioration in the credit quality of that firm’s loans and fixed-income investments, detracted from the Fund’s relative performance. The Fund’s cash position reflected strong inflows and provided Fund managers the flexibility to invest in opportunities as they developed, but nevertheless weighed on relative returns in a rising stock-market environment.1

[1]	Portfolio composition is as of September 30, 2007 and is subject to change.

Value of a $10,000 Investment

*	Reflects 5.75% maximum sales charge.

**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.

***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Total Return tables since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2007	Inception Date	1 Year	Since Inception
Class A Shares*	6/2/03	15.23%	17.70%
Class B Shares**	6/2/03	17.33%	18.15%
Class C Shares***	6/2/03	21.32%	18.43%
Institutional Shares	6/2/03	22.55%	19.62%
S&P 500 Index	5/31/03	16.43%	13.17%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains.

The Fund is measured against the S&P 500 Index, an unmanaged index which is generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

BB&T Equity Income Fund

Portfolio Manager

George F. Shipp, CFA

The BB&T Equity Income Fund is managed by George F. Shipp, CFA, Chief Investment Officer of Scott & Stringfellow, Inc. (“Scott & Stringfellow”), subadvisor to the Fund. Mr. Shipp, who joined Scott & Stringfellow in 1982, holds a BA from the University of Virginia and an MBA from the Darden Graduate School of Business at the University of Virginia. Mr. Shipp is supported by an investment management team from Scott & Stringfellow, which includes Meghann A. Cohen; Joshua L. Haggarty, CFA; R. Griffith Jones, Jr.; and Farley C. Shiner, CPA. The team brings to the Fund more than four decades of combined investment management experience, along with a broad range of investing skills.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. A concentrated portfolio may add a measure of volatility to performance, as major fluctuations in any one holding will likely affect the fund more than a fund with greater diversification.

Q. How did the Fund perform during the 12-month period between October 1, 2006 and September 30, 2007?

A. The Fund gained 21.16% (Institutional Shares). That compared to a 16.43% return for its benchmark, the S&P 500 Index.

Q. What factors affected the Fund’s performance?

A. Stocks, as measured by the S&P 500, generated positive returns during all four quarters of the fiscal year, boosted by healthy corporate profits and record levels of mergers and acquisitions. Large stocks performed particularly well: The large-capitalization S&P 500 outperformed the small-cap Russell 2000 Index by more than four percentage points for the period. Those trends helped the Fund generate a strong absolute return.1

The Fund’s return relative to its benchmark benefited from consistently solid performance throughout its portfolio. Of the 29 stocks the Fund owned at the beginning of the period, 23 generated positive returns for the 12-month period and the remaining six posted single-digit percentage losses (before accounting for dividends). Relative performance also benefited from an overweight position in the energy sector, which rallied as oil prices reached record highs; indeed, energy was the stock market’s best-performing sector during the Fund’s fiscal year.1

The Fund’s managers navigated a difficult environment within the financial sector by emphasizing shares of real estate owners and reinsurance companies while avoiding banks and mortgage finance companies, which were directly affected by deteriorating credit conditions. The positive effect of the Fund’s stock selection within financials was more than offset by an overweight exposure to the sector, however.1

The Fund invests in stocks that offer above-market dividend yields. That approach, which over history has produced above-average returns, was nevertheless a headwind for the Fund’s relative performance during the past year, as the performance of high-dividend-paying stocks trailed that of stocks with low or no dividends. A relatively large cash stake also reduced relative gains, although that position helped mitigate volatility while providing Fund managers the flexibility to capitalize on investment opportunities as they developed.1

[1]	Portfolio composition is as of September 30, 2007 and is subject to change.

Value of a $10,000 Investment

*	Reflects 5.75% maximum sales charge.

**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.

***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Total Return tables since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2007	Inception Date	1 Year	Since Inception
Class A Shares*	6/30/04	13.85%	16.38%
Class B Shares**	6/30/04	15.97%	17.00%
Class C Shares***	6/30/04	19.93%	17.63%
Institutional Shares	6/30/04	21.16%	18.82%
S&P 500 Index	6/30/04	16.43%	11.41%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the S&P 500 Index, an unmanaged index which is generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

BB&T Short U.S. Government Fund

Portfolio Manager

Kevin E. McNair, CFA

The BB&T Short U.S. Government Fund is managed by Kevin E. McNair, CFA. Mr. McNair received a BA in Economics from the University of North Carolina-Chapel Hill and a Master’s of Economics from North Carolina State University, and has been managing investors’ money since 1994. Mr. McNair is supported by the BB&T Fixed Income Portfolio Management Team, which includes Carrie R. Breswitz; Brad D. Eppard, CFA; David T. Johnson; Robert F. Millikan, CFA; and Justin B. Nicholson. The team brings to the Fund six decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.

Q. How did the Fund perform during the 12-month period between October 1, 2006 and September 30, 2007?

A. The Fund gained 4.93% (Institutional Shares). That compared to a 5.95% return for its benchmark, the Merrill Lynch 1-5 Year U.S. Treasuries/Agencies Index.

Q. What factors affected the Fund’s performance?

A. This fiscal year included two distinct environments. Yields on short-term bonds increased gradually during the first three-quarters of the period under review, supported by a stable, 5.25% Federal Funds rate and pushed up by solid economic growth. Investors then flocked to high-quality short-term bonds during the summer, as evidence mounted that rising defaults on sub-prime mortgages might cause a credit squeeze. The Federal Reserve Board reduced the Federal Funds rate in September to 4.75% in order to address the credit market’s problems. Those developments pushed down yields on short-term bonds during the final quarter of the period. Bond prices move in the opposite direction of bond yields, so the environment during the final three months boosted the Fund’s total return.1

Likewise, investors during the early part of this 12-month period favored bonds that offered higher yields, helping mortgage-backed securities and agency issues outperform Treasury notes. But fears of a credit crisis led to a flight to quality during the second half of the period, causing Treasury issues to lead the fixed-income markets.1

We maintained an average duration shorter than that of the Fund’s benchmark. That strategy boosted returns relative to the benchmark during the first three-quarters of the 12-month period, as interest rates generally increased. The Fund’s relatively short duration hampered performance against the benchmark during the final three months of the period, however, as yields on short-term government bonds fell considerably.1

We also maintained larger weightings than the benchmark in mortgage-backed and agency securities — a strategy designed to capture higher yield over the long term. The Fund’s overweight stakes in those sectors helped its relative returns early in the period, but weighed on relative performance when Treasuries assumed market leadership.1

[1]	Portfolio composition is as of September 30, 2007 and is subject to change.

Value of a $10,000 Investment

*	Reflects 3.00% maximum sales charge.

Average Annual Total Returns

As of September 30, 2007	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	11/30/92	1.57%	1.58%	3.69%
Institutional Shares	11/30/92	4.93%	2.44%	4.25%
Merrill Lynch 1-5 Year U.S. Treasuries/Agencies Index	N/A	5.95%	3.00%	5.04%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the Merrill Lynch 1-5 Year U.S. Treasuries/Agencies Index, an unmanaged index which includes U.S. government and agency bonds that have a minimum issue size of $150 million and is a widely-recognized, capitalization weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of U.S. Treasury securities with maturities of 1 year or greater and no more than 5 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

BB&T Intermediate U.S. Government Fund

Portfolio Manager

Brad D. Eppard, CFA

The BB&T Intermediate U.S. Government Fund is managed by Brad D. Eppard, CFA. Mr. Eppard received a BS in Business Administration/ Accounting from Radford University and has been managing investors’ money since 1986. Mr. Eppard is supported by the BB&T Fixed Income Portfolio Management Team, which includes Carrie R. Breswitz; David T. Johnson; Kevin E. McNair, CFA; Robert F. Millikan, CFA; and Justin B. Nicholson. The team brings to the Fund six decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.

Q. How did the Fund perform during the 12-month period between October 1, 2006 and September 30, 2007?

A. The Fund gained 5.04% (Institutional Shares). That compared to a 5.47% return for its benchmark, the Lehman Brothers U.S. Government/Mortgage Bond Index.

Q. What factors affected the Fund’s performance?

A. We focused the Fund’s portfolio on bonds with five-year maturities. Prospects for an interest-rate cut by the Federal Reserve improved throughout the fiscal year, as economic growth slowed and inflationary pressures weakened. Meanwhile, investors concerned about emerging problems in the credit markets flocked to the highest-quality, most liquid securities. Both developments caused yields on intermediate-term government bonds to fall for the period as a whole. Bond prices move in the opposite direction of bond yields, so the decline in five-year bonds’ yields helped this Fund post a solid total return.1

Our duration strategy boosted the Fund’s performance relative to its benchmark index. Duration indicates the likely influence of interest-rate fluctuations on bond prices: The longer a bond’s duration, the more its price is likely to gain if interest rates decline. We maintained a longer average duration than that of the benchmark index, so the decrease in interest rates during this period added to relative gains. The Fund nevertheless held very little exposure to 30-year bonds. Generally avoiding the longest-term government bonds also helped relative performance, as such bonds underperformed bonds with shorter maturities.1

Investors’ flight to quality during the final quarter of the period caused Treasury securities to generate the strongest performance among government-issued bonds. We held an underweight position in Treasuries in order to capture the greater yield available on government agency and mortgage-backed bonds. As a result, Treasury securities’ strong performance dragged somewhat on the Fund’s performance against its benchmark.1

[1]	Portfolio composition is as of September 30, 2007 and is subject to change.

Value of a $10,000 Investment

*	Reflects 5.75% maximum sales charge.

**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.

***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Total Return tables since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2007	Inception Date		1 Year	5 Years	10 Years
Class A Shares*	10/9/92		(1.21)%	1.53%	4.45%
Class B Shares**	1/1/96		0.01%	1.84%	4.46%
Class C Shares***	2/1/01	[1]	4.01%	1.99%	4.60%
Institutional Shares	10/9/92		5.04%	3.00%	5.33%
Lehman Brothers U.S. Government/Mortgage Bond Index	N/A		5.47%	3.81%	5.87%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains.

[1]

Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to Class C Shares, but does not include the Class C Shares 12b-1 fees, which if reflected, would have lowered performance.

The Fund is measured by the Lehman Brothers U.S. Government/Mortgage Bond Index, an unmanaged index which is widely used as a broad measure of the performance of U.S. Government bonds with maturities of less than 10 years, and agency mortgage backed securities. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

BB&T Total Return Bond Fund

Portfolio Manager

David M. Ralston

The BB&T Total Return Bond Fund is managed by David M. Ralston, portfolio manager for Sterling Capital Management LLC (“Sterling”), sub-adviser to the Fund. Mr. Ralston co-founded Trinity Capital Advisors in 1989, which merged into Sterling in 1991. He is a graduate of Appalachian State University where he received his BSBA in Finance and has 25 years of investment management experience. Mr. Ralston is supported by Hung Bui, CFA; Howard Buznitsky, CFA; Neil Grant, CFA; Mitchell Kaczmarek; Mark Montgomery, CFA; and Kevin Stoll, CFA.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.

Q. How did the Fund perform during the 12-month period between October 1, 2006 and September 30, 2007?

A. The Fund gained 4.77% (Institutional Shares). That compared to a 5.14% return for its benchmark, the Lehman Brothers U.S. Aggregate Index.

Q. What factors affected the Fund’s performance?

A. The yield curve began the fiscal year relatively flat, as short-, intermediate- and long-term bonds offered similar yields. The Federal Reserve’s target short-term interest rate meanwhile stood at 5.25%. The yield curve steepened during the fiscal year, as investors began to price in expectations of future interest-rate reductions by the Federal Reserve. The Federal Reserve cut its target rate in September to 4.75%.

The Fund’s portfolio focused primarily on bonds with maturities of approximately five years, so its absolute returns benefited when falling yields on such bonds pushed their prices higher. Exposure to higher-yielding mortgage-backed securities, collateralized mortgage-backed securities and asset-backed securities also enhanced absolute returns.1

Furthermore, the Fund’s bias toward high-quality bonds boosted returns as the sub-prime mortgage crisis and the resulting credit crunch led to a flight to quality in the fixed-income markets.1

During summer of 2007 an underweight position in corporate bonds helped returns relative to the benchmark index, as government bonds dramatically outperformed corporate issues. The Fund also held an allocation to Treasury Inflation Protected Securities (TIPS), which are not included in the benchmark. TIPS posted the bond markets’ best returns during the period, so that position improved relative gains as well.1

The Fund held a longer duration than that of the benchmark during spring. Yields rose during spring, so the relatively long duration weighed on returns against the index. An overweight position in securities issued by Freddie Mac also hurt performance, as Freddie Mac securities were the worst performing area of the government-sponsored mortgage sector during the 12-month period.1

[1]	Portfolio composition is as of September 30, 2007 and is subject to change.

Value of a $10,000 Investment

*	Reflects 5.75% maximum sales charge.

**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.

***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Total Return tables since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2007	Inception Date		1 Year	5 Years	Since Inception
Class A Shares*	12/2/99		(1.52)%	3.00%	4.69%
Class B Shares**	12/2/99		(0.27)%	3.27%	4.72%
Class C Shares***	2/1/01	[1]	3.83%	3.48%	3.96%
Institutional Shares	12/2/99		4.77%	4.50%	5.74%
Lehman Brothers U.S. Aggregate Index	11/30/99		5.14%	4.13%	6.33%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]

Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class B Shares, and has been adjusted for the maximum CDSC applicable to Class C Shares.

The Fund is measured against the Lehman Brothers U.S. Aggregate Bond Index, an unmanaged index which is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

BB&T Kentucky Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

The BB&T Kentucky Intermediate Tax-Free Fund is managed by Robert F. Millikan, CFA, Director of Fixed Income Management for BB&T Asset Management, Inc. Mr. Millikan received a BA in Economics from Wake Forest University, and is a past president of the North Carolina Society of Financial Analysts and chairman of the board of directors of the Carolinas Municipal Advisory Council. Mr. Millikan has been managing investors’ money since 1990. He is supported by the BB&T Fixed Income Portfolio Management Team, which includes Carrie R. Breswitz; Brad D. Eppard, CFA; David T. Johnson; Kevin E. McNair, CFA; and Justin B. Nicholson. The team brings to the Fund six decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

Investment Concerns

Because the Fund is non-diversified and invests primarily in Kentucky municipal securities, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of Kentucky municipal securities. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal. The Fund’s income may be subject to certain state and local taxes and, depending on a investors tax status, to the Federal alternative minimum tax.

Q. How did the Fund perform during the 12-month period between October 1, 2006 and September 30, 2007?

A. The Fund gained 2.92% (Institutional Shares). That compared to a 3.81% return for the Lehman Brothers 7-Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. The period began with short-term municipal bonds offering yields only slightly lower than the yields available on longer-term municipal bonds. As the fiscal year progressed investors became increasingly concerned about the possibility that rising defaults on sub-prime mortgages could result in a credit crisis. That development led investors to prize investments that offered liquidity and high credit quality. Yields on short- and intermediate-term municipal bonds fell substantially as a result, while yields on long-term municipal securities remained roughly flat.

Bond prices move in the opposite direction of bond yields, so the environment helped municipal bonds and this Fund post healthy total returns. Furthermore, the Federal Reserve Board in September addressed the troubles in the credit markets by lowering its target Federal Funds rate by 0.5 percentage points. That move also pushed down yields on short- and intermediate-term municipal bonds, boosting the Fund’s returns.1

Kentucky municipal bonds generally offer slightly lower credit quality than other states’ municipal bonds. That factor weighed on returns against the Fund’s benchmark, as higher-quality bonds produced the strongest performance. We maintained the Fund’s average duration slightly longer than that of the benchmark index in order to capture higher yield. That positioning also reduced relative returns, as short-and intermediate-term municipal bonds led the municipal market.1

The Fund held exposure to municipal bonds with maturities of 10 years and longer, which are not represented in the benchmark. That exposure weighed on relative returns, as shorter-term bonds outperformed longer-term securities.1

[1]	Portfolio composition is as of September 30, 2007 and is subject to change.

Value of a $10,000 Investment

*	Reflects 3.00% maximum sales charge.

Average Annual Total Returns

As of September 30, 2007	Inception Date	1 Year	Since Inception
Class A Shares*	2/24/03	(0.39)%	2.58%
Institutional Shares	2/24/03	2.92%	3.15%
Lehman Brothers 7-Year Municipal Bond Index	2/28/03	3.81%	3.53%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the Lehman Brothers 7-Year Municipal Bond Index, an unmanaged index which is representative of municipal bonds with a minimum credit rating of at least Baa, have a maturity value of at least $5 million and a maturity range of 6-8 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

BB&T Maryland Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

The BB&T Maryland Intermediate Tax-Free Fund is managed by Robert F. Millikan, CFA, Director of Fixed Income Management for BB&T Asset Management, Inc. Mr. Millikan received a BA in Economics from Wake Forest University, and is a past president of the North Carolina Society of Financial Analysts and chairman of the board of directors of the Carolinas Municipal Advisory Council. Mr. Millikan has been managing investors’ money since 1990. He is supported by the BB&T Fixed Income Portfolio Management Team, which includes Carrie R. Breswitz; Brad D. Eppard, CFA; David T. Johnson; Kevin E. McNair, CFA; and Justin B. Nicholson. The team brings to the Fund six decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

Investment Concerns

Because the Fund is non-diversified and invests primarily in Maryland municipal securities, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of Maryland municipal securities. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal. The Fund’s income may be subject to certain state and local taxes and, depending on a investors tax status, to the Federal alternative minimum tax.

Q. How did the Fund perform during the 12-month period between October 1, 2006 and September 30, 2007?

A. The Fund gained 3.74% (Institutional Shares). That compared to a 3.81% return for the Lehman Brothers 7-Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. When the period began long-term municipal bonds offered yields only slightly higher than short-term municipal bonds. But the difference between yields on short-and long-term munis increased as investors became concerned that rising defaults on sub-prime mortgages could lead to a credit crisis, and prized investments that offered liquidity and high credit quality. Yields on short- and intermediate-term municipal bonds fell considerably as a result, while yields on long-term municipal securities remained fairly stable. The Federal Reserve Board in September addressed the troubles in the credit markets by lowering its target Federal Funds rate by 0.5 percentage points, and that move also pushed down yields on shorter-term municipal bonds. Bond prices move in the opposite direction of bond yields, so the falling-yield environment helped municipal bonds and this Fund post healthy total returns.

The highest-quality bonds generated the strongest returns during this period. Maryland municipal bonds offer very high credit quality, so investors’ risk aversion helped boost this Fund’s return relative to the nationwide benchmark. Relative returns also benefited from an investment near the end of the period in insured floating-rate securities that offered relatively high yields. The Fund’s sizable exposure to shorter-term municipal bonds increased its performance against the benchmark as well, as short- and intermediate-term securities significantly outperformed long-term issues.1

The Fund held exposure to municipal bonds with maturities of 10 years and longer, which are not represented in the benchmark. That exposure weighed on relative returns, as shorter-term bonds outperformed longer-term securities.1

[1]	Portfolio composition is as of September 30, 2007 and is subject to change.

Value of a $10,000 Investment

*	Reflects 3.00% maximum sales charge.

Average Annual Total Returns

As of September 30, 2007	Inception Date	1 Year	Since Inception
Class A Shares*	2/24/03	0.31%	2.43%
Institutional Shares	2/24/03	3.74%	3.24%
Lehman Brothers 7-Year Municipal Bond Index	2/28/03	3.81%	3.53%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the Lehman Brothers 7-Year Municipal Bond Index, an unmanaged index which is representative of municipal bonds with a minimum credit rating of at least Baa, have a maturity value of at least $5 million and a maturity range of 6-8 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

BB&T North Carolina Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

The BB&T North Carolina Intermediate Tax-Free Fund is managed by Robert F. Millikan, CFA, Director of Fixed Income Management for BB&T Asset Management, Inc. Mr. Millikan received a BA in Economics from Wake Forest University, and is a past president of the North Carolina Society of Financial Analysts and chairman of the board of directors of the Carolinas Municipal Advisory Council. Mr. Millikan has been managing investors’ money since 1990. He is supported by the BB&T Fixed Income Portfolio Management Team, which includes Carrie R. Breswitz; Brad D. Eppard, CFA; David T. Johnson; Kevin E. McNair, CFA; and Justin B. Nicholson. The team brings to the Fund six decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

Investment Concerns

Because the Fund is non-diversified and invests primarily in North Carolina municipal securities, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of North Carolina municipal securities. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal. The Fund’s income may be subject to certain state and local taxes and, depending on a investors tax status, to the Federal alternative minimum tax.

Q. How did the Fund perform during the 12-month period between October 1, 2006 and September 30, 2007?

A. The Fund gained 3.33% (Institutional Shares). That compared to a 3.81% return for the Lehman Brothers 7-Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. At the beginning of the period long-term municipal bonds offered yields only slightly higher than short-term municipal bonds. The difference between yields on short-and long-term securities increased throughout the period, however, as investors concerned that rising defaults on sub-prime mortgages could cause a credit crisis favored investments that offered greater liquidity. That environment led to declines in the yields of short- and intermediate-term municipal bonds, while yields on long-term municipal securities remained nearly unchanged.

The Federal Reserve Board in September addressed the credit market’s troubles by lowering the target Federal Funds rate by 0.5 percentage points. That move also pushed down yields on short- and intermediate-term municipal bonds. Bond prices rise when bond yields fall, so the environment helped the Fund post strong absolute returns.1

Bonds with the highest credit quality generated the strongest returns during this period. Investors’ preference for quality helped boost this Fund’s return relative to the benchmark index, because North Carolina’s municipal bonds offer very high credit quality. Returns against the benchmark also benefited from a relative trading strategy that helped the Fund capitalize from the steepening of the yield curve.1

The Fund held exposure to municipal bonds with maturities of 10 years and longer, which are not represented in the benchmark. That exposure weighed on relative returns, as shorter-term bonds outperformed longer-term securities.1

[1]	Portfolio composition is as of September 30, 2007 and is subject to change.

Value of a $10,000 Investment

*	Reflects 3.00% maximum sales charge.

Average Annual Total Returns

As of September 30, 2007	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	10/16/92	(0.01)%	2.02%	3.69%
Institutional Shares	10/16/92	3.33%	2.86%	4.19%
Lehman Brothers 7-Year Municipal Bond Index	N/A	3.81%	3.53%	4.99%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the Lehman Brothers 7-Year Municipal Bond Index, an unmanaged index which is representative of municipal bonds with a minimum credit rating of at least Baa, have a maturity value of at least $5 million and a maturity range of 6-8 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

BB&T South Carolina Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

The BB&T South Carolina Intermediate Tax-Free Fund is managed by Robert F. Millikan, CFA, Director of Fixed Income Management for BB&T Asset Management, Inc. Mr. Millikan received a BA in Economics from Wake Forest University, and is a past president of the North Carolina Society of Financial Analysts and chairman of the board of directors of the Carolinas Municipal Advisory Council. Mr. Millikan has been managing investors’ money since 1990. He is supported by the BB&T Fixed Income Portfolio Management Team, which includes Carrie R. Breswitz; Brad D. Eppard, CFA; David T. Johnson; Kevin E. McNair, CFA; and Justin B. Nicholson. The team brings to the Fund six decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

Investment Concerns

Because the Fund is non-diversified and invests primarily in South Carolina municipal securities, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of South Carolina municipal securities. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal. The Fund’s income may be subject to certain state and local taxes and, depending on a investors tax status, to the Federal alternative minimum tax.

Q. How did the Fund perform during the 12-month period between October 1, 2006 and September 30, 2007?

A. The Fund gained 3.08% (Institutional Shares). That compared to a 3.81% return for the Lehman Brothers 7-Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. At the beginning of the period, long-term municipal bonds offered yields only slightly higher than short-term municipal bonds. The difference between short-and long-term bonds’ yields increased throughout the period, as investors prized liquidity due to fears that rising sub-prime mortgage defaults could cause a credit crisis. That environment caused yields to fall on short- and intermediate-term municipal bonds, while yields on long-term municipal securities remained nearly unchanged.

The Federal Reserve Board attempted to ameliorate the credit market’s troubles by lowering its target Federal Funds rate from 5.25% to 4.75% in September. That move also depressed yields on short- and intermediate-term municipal bonds. Bond prices rise when bond yields fall, so the yield declines that occurred during this period helped the Fund post strong absolute returns.1

Bonds with the highest credit quality generated the best returns during this period. South Carolina municipal bonds offer relatively high quality, so investors’ desire for safety generally helped this Fund’s relative performance. Likewise, the Fund’s returns against its benchmark got a boost from our investment near the end of the period in insured floating-rate securities that offered attractive yields. Our relative trading strategy meanwhile helped the Fund profit from a steeper yield curve, improving relative performance.1

The Fund held exposure to municipal bonds with maturities of 10 years and longer, which are not represented in the benchmark. That exposure weighed on relative returns, as shorter-term bonds outperformed longer-term securities.1

[1]	Portfolio composition is as of September 30, 2007 and is subject to change.

Value of a $10,000 Investment

*	Reflects 3.00% maximum sales charge.

Average Annual Total Returns

As of September 30, 2007	Inception Date	1 Year	5 Years	Since Inception
Class A Shares*	10/20/97	(0.18)%	2.06%	3.83%
Institutional Shares	10/20/97	3.08%	2.89%	4.32%
Lehman Brothers 7-Year Municipal Bond Index	10/31/97	3.81%	3.53%	4.97%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the Lehman Brothers 7-Year Municipal Bond Index, an unmanaged index which is representative of municipal bonds with a minimum credit rating of at least Baa, have a maturity value of at least $5 million and a maturity range of 6-8 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

BB&T Virginia Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

The BB&T Virginia Intermediate Tax-Free Fund is managed by Robert F. Millikan, CFA, Director of Fixed Income Management for BB&T Asset Management, Inc. Mr. Millikan received a BA in Economics from Wake Forest University, and is a past president of the North Carolina Society of Financial Analysts and chairman of the board of directors of the Carolinas Municipal Advisory Council. Mr. Millikan has been managing investors’ money since 1990. He is supported by the BB&T Fixed Income Portfolio Management Team, which includes Carrie R. Breswitz; Brad D. Eppard, CFA; David T. Johnson; Kevin E. McNair, CFA; and Justin B. Nicholson. The team brings to the Fund six decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

Investment Concerns

Because the Fund is non-diversified and invests primarily in Virginia municipal securities, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of Virginia municipal securities. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal. The Fund’s income may be subject to certain state and local taxes and, depending on a investors tax status, to the Federal alternative minimum tax.

Q. How did the Fund perform during the 12-month period between October 1, 2006 and September 30, 2007?

A. The Fund gained 3.21% (Institutional Shares). That compared to a 3.81% return for the Lehman Brothers 7-Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. The period began with a relatively flat yield curve, in which long-term municipal bonds offered yields only slightly higher than short-term municipal bonds. The yield curve steepened during the second half of the period, as yields on short- and intermediate-term bonds declined and yields on long-term bonds remained stable. That development resulted from investors’ increasing desire for liquidity, as rising sub-prime mortgages defaults led to fears of a credit crisis. The Federal Reserve Board further contributed to declines in short- and intermediate-term bond yields when it lowered its target Federal Funds rate from 5.25% to 4.75% in September — a move intended to address the problems in the credit markets. Bond prices rise when bond yields fall, so the declines in yield we witnessed during this period helped the Fund post healthy absolute returns.1

Bonds with the best credit quality generated the highest returns during this period. Virginia’s bonds earn the highest rating, AAA, so investors’ desire for safety significantly boosted this Fund’s performance against the national benchmark. Our relative trading strategy meanwhile helped the Fund profit from a steeper yield curve, improving relative performance.1

The Fund held exposure to municipal bonds with maturities of 10 years and longer, which are not represented in the benchmark. That exposure weighed on relative returns, as shorter-term bonds outperformed longer-term securities.1

[1]	Portfolio composition is as of September 30, 2007 and is subject to change.

Value of a $10,000 Investment

*	Reflects 3.00% maximum sales charge.

Average Annual Total Returns

As of September 30, 2007	Inception Date	1 Year	5 Years	Since Inception
Class A Shares*	5/17/99	(0.03)%	1.98%	3.70%
Institutional Shares	5/17/99	3.21%	2.79%	4.10%
Lehman Brothers 7-Year Municipal Bond Index	5/31/99	3.81%	3.53%	4.91%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the Lehman Brothers 7-Year Municipal Bond Index, an unmanaged index which is representative of municipal bonds with a minimum credit rating of at least Baa, have a maturity value of at least $5 million and a maturity range of 6-8 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

BB&T West Virginia Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

The BB&T West Virginia Intermediate Tax-Free Fund is managed by Robert F. Millikan, CFA, Director of Fixed Income Management for BB&T Asset Management, Inc. Mr. Millikan received a BA in Economics from Wake Forest University, and is a past president of the North Carolina Society of Financial Analysts and chairman of the board of directors of the Carolinas Municipal Advisory Council. Mr. Millikan has been managing investors’ money since 1990. He is supported by the BB&T Fixed Income Portfolio Management Team, which includes Carrie R. Breswitz; Brad D. Eppard, CFA; David T. Johnson; Kevin E. McNair, CFA; and Justin B. Nicholson. The team brings to the Fund six decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

Investment Concerns

Because the Fund is non-diversified and invests primarily in West Virginia municipal securities, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of West Virginia municipal securities. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal. The Fund’s income may be subject to certain state and local taxes and, depending on a investors tax status, to the Federal alternative minimum tax.

Q. How did the Fund perform during the 12-month period between October 1, 2006 and September 30, 2007?

A. The Fund gained 3.37% (Institutional Shares). That compared to a 3.81% return for the Lehman Brothers 7-Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. The period began with a nearly flat yield curve, with long-term municipal bonds offering yields only slightly higher than the yields available on short-term municipal bonds. But investors during 2007 became increasingly concerned about the possibility that rising defaults on sub-prime mortgages could result in a credit crisis, so they prized the liquidity offered by short- and intermediate-term bonds. The increased demand for shorter-term municipal bonds caused prices to rise on those securities. Moreover, the Federal Reserve Board in September lowered its target Federal Funds rate by 0.5 percentage points in an attempt to address the credit market’s troubles. That move also buoyed prices of short- and intermediate-term municipal bonds, boosting the Fund’s returns.1

Municipal bonds with the highest credit qualities generally produced the strongest performance during this period. West Virginia municipal bonds offer somewhat lower credit quality than other states’ municipal bonds, and the Fund also held a slightly larger stake in BBB-rated or non-rated bonds than did the index. As a result, investors’ preference for quality weighed on returns against the Fund’s benchmark. The Fund’s positions in bonds with relatively short duration helped boost returns against the index, however.1

The Fund held exposure to municipal bonds with maturities of 10 years and longer, which are not represented in the benchmark. That exposure weighed on relative returns, as shorter-term bonds outperformed longer-term securities.1

[1]	Portfolio composition is as of September 30, 2007 and is subject to change.

Value of a $10,000 Investment

*	Reflects 3.00% maximum sales charge.

Average Annual Total Returns

As of September 30, 2007	Inception Date		1 Year	5 Years	10 Years
Class A Shares*	12/17/93	[1]	0.05%	2.34%	3.90%
Institutional Shares	12/1/93	[1]	3.37%	3.24%	4.77%
Lehman Brothers 7-Year Municipal Bond Index	N/A		3.81%	3.53%	4.99%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]

Fund performance as shown for Class A and Institutional Shares includes the performance of the OVB West Virginia Tax-Exempt Income Portfolio for the periods prior to its consolidation with the BB&T West Virginia Intermediate Tax-Free Fund on 7/23/01.

The Fund is measured against the Lehman Brothers 7-Year Municipal Bond Index, an unmanaged index which is representative of municipal bonds with a minimum credit rating of at least Baa, have a maturity value of at least $5 million and a maturity range of 6-8 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

BB&T National Tax-Free Money Market Fund

Portfolio Managers

Michael Sirianni

The BB&T National Tax-Free Money Market Fund is managed by Michael Sirianni, portfolio manager for Federated Investment Management Company (“Federated IMC”), subadviser to the Fund. Mr. Sirianni is primarily responsible for the day-today management of the portfolio. He is supported by an investment management team from Federated IMC which includes Nancy J. Beltz, CFA, Hanan Callas, CFA, Kyle D. Stewart, CFA, and a group of five money market traders. On average, team members bring more than a decade of investment management experience to the Fund, with specialization in money market portfolio management and credit analysis.

Investment Concerns

Investments in the BB&T National Tax Free Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investments at a $1.00 per share, it is possible to lose money by investing in the Fund.

Q. What factors affected the Fund’s yield during the 12-month period between October 1, 2006 and September 30, 2007?

A. The majority of this Fund is composed of variable rate demand notes (VRDNs), which have yields that fluctuate on a weekly basis. Changes in these securities’ rates are affected by the general interest rate environment (which in turn is heavily influenced by Federal Reserve policy), as well as seasonal factors and supply and demand.1

The overall interest rate environment was stable during most of the period. The Federal Reserve cut the Federal Funds target rate from 5.25% to 4.75% near the end of the period, causing interest rates to decline during the fiscal year’s final weeks.1

Seasonal dips and spikes in interest rates are not uncommon in the tax-exempt money markets, and this year was no exception. The period was punctuated by episodes of higher yields: in December due to lower demand at year-end and in April due to issues related to tax filing.

Yields rose again in August due to troubles in the commercial paper sector, which were related to the sub-prime mortgage crisis. Higher yields in August were not driven directly by supply-demand issues or credit problems among tax-free money market securities — rather, yields increased because of a rise in London Interbank Offer rates, which are represented in the commonly used LIBOR benchmark.

The average ratio of the BMA Index (which tracks seven-day VRDNS) to the LIBOR rose slightly for this fiscal year, and remains in line with historical averages. The ratio is affected by the absolute level of interest rates, the volume of short-term supply, especially of state and local notes, and the demand for those instruments. The modest increase in the BMA-to-LIBOR ratio reflected relatively stable demand throughout much of the year.1

[1]	Portfolio composition is as of September 30, 2007 and is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

BB&T Prime Money Market Fund

Portfolio Managers

Deborah A. Cunningham and Paige Wilhelm

The BB&T Prime Money Market Fund is managed by Deborah A. Cunningham and Paige Wilhelm, portfolio managers for Federated Investment Management Company (“Federated IMC”), subadviser to the Fund. Mrs. Cunningham and Mrs. Wilhelm are primarily responsible for the day-to-day management of the portfolio. They are supported by an investment management team from Federated IMC which includes William Jamison, Natalie F. Metz, Mary Ellen Tesla, Mark F. Weiss, CFA, and a group of eight money market traders. On average, team members bring more than a decade of investment management experience to the Fund, with specialization in money market portfolio management and credit analysis.

Investment Concerns

Investments in the BB&T Prime Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investments at a $1.00 per share, it is possible to lose money by investing in the Fund.

Q. What factors affected the Fund’s yield during the 12-month period between October 1, 2006 and September 30, 2007?

A. The Federal Funds rate stood at 5.25% to begin the period. The Fund’s manager initially targeted an average maturity of between 40 and 50 days — a neutral strategy based on the expectation that the Federal Reserve Board was likely to leave interest rates unchanged during the coming months. The manager in April extended the Fund’s average maturity to a target range of between 45 and 55 days, as signs of slowing economic growth and weakening inflation increased the likelihood that the Fed would reduce the Federal Funds rate later in 2007. Extending the Fund’s average maturity locked in higher yield for shareholders.1

Borrowers with weak credit increasingly defaulted on home loans as 2007 progressed. That development roiled the money markets in August, as investors became concerned about the credit-worthiness of securities backed by such sub-prime mortgages. Investors’ fears caused them to curtail purchases of commercial paper, restricting liquidity and dramatically increasing yields on corporate securities.1

Due to the high-quality securities held by this Fund, the Fund did not suffer directly from sub-prime mortgage defaults. Nevertheless, the manager increased the Fund’s stake in overnight securities in order to ensure sufficient liquidity. That strategy reduced the Fund’s average maturity from the high end to the middle of the 45 to 55 day range, modestly reducing the Fund’s yield.1

The Federal Reserve reduced the Federal Funds rate to 4.75% on September 18. The rate cut boosted liquidity and led to a broad decline in money market yields, particularly on commercial paper. The Fund’s managers sought opportunities in somewhat longer-term securities in order to lock in attractive yield in anticipation of another reduction in interest rates.1

As of September 30, 2007, the Fund held approximately 42% of its assets in commercial paper and corporate notes, 40% in variable-rate securities, 4% in repurchase agreements and 14% in bank instruments. The Fund’s average maturity was 51 days.1

[1]	Portfolio composition is as of September 30, 2007 and is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

BB&T U.S. Treasury Money Market Fund

Portfolio Manager

Kevin E. McNair, CFA

The BB&T U.S. Treasury Money Market Fund is managed by Kevin E. McNair, CFA. Mr. McNair received a BA in Economics from the University of North Carolina at Chapel Hill and a Master’s of Economics from North Carolina State University, and has been managing investors’ money since 1994. Mr. McNair is supported by the BB&T Fixed Income Portfolio Management Team, which includes Brad D. Eppard, CFA; David T. Johnson; and Robert F. Millikan, CFA. The team brings to the Fund six decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

Investment Concerns

Investments in the BB&T U.S. Treasury Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investments at a $1.00 per share, it is possible to lose money by investing in the Fund.

Q. What factors affected the Fund’s yield during the 12-month period between October 1, 2006 and September 30, 2007?

A. The Federal Funds rate began the period at 5.25%, supporting the yield offered by this Fund and money market securities in general. We anticipated a reduction in that rate during much of the period, as economic growth slowed, inflation appeared to ease and the sub-prime mortgage crisis caused concerns about liquidity. Our expectation for an interest-rate cut led us to extend the Fund’s average maturity, allowing us to lock in higher yields. We particularly emphasized securities with maturities of six months, which paid higher interest than securities with either shorter or longer maturities.1

During summer, fears of a credit and liquidity crisis caused investors to favor the most-liquid and highest-quality securities — the types of securities in which this Fund invests. That trend pushed down yields on Treasury money market issues. We maintained liquidity throughout the period by holding securities with staggered maturities, which provided the Fund with regular infusions of principal as the securities matured. The Federal Reserve Board addressed the market’s liquidity problems in September by cutting the Federal Funds rate to 4.75%. The reduction in that key interest rate caused money market yields to decline. The Fund’s relatively long average maturity, including our emphasis on six-month securities, helped support its yield payments as money market yields declined near the end of the period.1

As of September 30, 2006, the Fund held 65.7% of its assets in repurchase agreements, 18.7% in Treasury bills and 12.1% in Treasury notes. The Fund’s average maturity was 31 days, and its credit quality as rated by Standard & Poor’s was AAA.1

[1]	Portfolio composition is as of September 30, 2007 and is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

BB&T Capital Manager Funds

Portfolio Managers

BB&T Balanced Portfolio Management Team

The BB&T Capital Manager Funds are managed by the BB&T Balanced Portfolio Management Team, which includes Jeffrey J. Schappe, CFA; Will Gholston, CFA; Robert F. Millikan, CFA; and Ronald T. Rimkus, CFA. The team brings to the Fund over eight decades of combined investment management experience, along with a broad range of specialized skills encompassing value stocks, growth stocks and fixed-income securities.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Capital Manager Conservative Growth Fund

Capital Manager Moderate Growth Fund

Capital Manager Growth Fund

Capital Manager Equity Fund

Q. How did the Funds perform during the 12-month period between October 1, 2006 and September 30, 2007?

A. The Capital Manager Funds and their benchmarks generated the following returns:

The Capital Manager Conservative Growth Fund: 9.16%

The Capital Manager Moderate Growth Fund: 11.80%

The Capital Manager Growth Fund: 13.45%

The Capital Manager Equity Fund: 14.98%

The S&P 500 Index: 16.43%

The Lehman Brothers Intermediate Government Bond Index: 5.43%

Q. What factors affected the Funds’ performance?

A. During the period, the Capital Manager Funds invested in a combination of the BB&T Large Cap Fund, the BB&T Mid Cap Value Fund, the BB&T Mid Cap Growth Fund, the BB&T International Equity Fund, the BB&T Small Cap Fund and the BB&T U.S. Treasury Money Market Fund. The three Capital Manager Funds with fixed-income allocations also held exposure to the BB&T Total Return Bond Fund.1

Stocks significantly outperformed bonds for the period, but both the equity and fixed-income markets generated solid returns. That environment helped all of the Capital Manager Funds post strong absolute performance, with greater returns from the Funds with larger equity allocations. The Funds’ allocations to international equities boosted returns relative to their respective benchmarks. We gradually increased the Funds’ stake in foreign stocks from 15% of equity assets at the beginning of the period to 25% of equity assets as of September 30. Foreign stocks outperformed domestic shares by a wide margin, so the Funds’ substantial international exposure improved relative performance. Overweight positions in mid-cap stocks relative to the S&P 500 Index also lifted returns against the Funds’ composite benchmarks, as medium-sized stocks led the domestic equity market during the period. 1

Meanwhile, the Capital Manager Growth and Moderate Growth Funds benefited from larger-than-neutral positions in stocks. We held the equity allocations of the Growth Fund and the Moderate Growth Fund at 80% and 65% of assets, respectively — both of which represented equity positions five percentage points larger than neutral. That approach helped the Funds’ relative returns benefit from superior stock performance during the period.1

While diversification into international and mid-cap stocks boosted the Funds’ relative performance, allocations to small-cap stocks had the opposite effect: Small caps trailed larger stocks, causing the Funds’ small-cap exposure to weigh on relative returns. Likewise, the Funds’ strategic bias in favor of value stocks, which historically have generated better risk-adjusted returns than growth stocks, crimped performance against the benchmarks.1

[1]	Portfolio composition is as of September 30, 2007 and is subject to change.

BB&T Capital Manager Conservative Growth Fund

Value of a $10,000 Investment

*	Reflects 5.75% maximum sales charge.

**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.

***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Total Return tables since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2007	Inception Date		1 Year	5 Years	Since Inception
A Shares*	1/29/98	[1]	2.58%	6.29%	3.81%
B Shares**	1/29/99	[2]	4.17%	6.65%	3.28%
C Shares***	2/1/01	[3]	8.11%	6.79%	2.71%
Institutional Shares	10/2/97		9.16%	7.88%	4.78%
S&P 500 Index	9/30/97		16.43%	15.44%	6.37%
Lehman Brothers Int. Government Bond Index	9/30/97		5.43%	3.82%	5.51%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains.

[1]

Class A Shares were not in existence prior to 1/29/98. Performance for periods prior to that is based on the historical performance of the Institutional Shares, and has been adjusted for the maximum sales charge applicable to the Class A Shares, but does not include the Class A Shares 12b-1 fees, which, if reflected, performance would have been lower.

[2]

Class B Shares were not in existence prior to 1/29/99. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class B Shares, but does not include the Class B Shares 12b-1 fees, which, if reflected, performance would have been lower.

[3]

Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class C Shares, but does not include the Class C Shares 12b-1 fees, which if reflected, performance would have been lower.

The Fund is measured against the S&P 500 Index, which is generally considered to be representative of the performance of the stock market as a whole, and against the Lehman Brothers Intermediate Government Bond Index, which is widely used as a broad measure of the performance of U.S. Government Bonds with maturities of less than 10 years. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and, fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees have been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

BB&T Capital Manager Moderate Growth Fund

Value of a $10,000 Investment

*	Reflects 5.75% maximum sales charge.

**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.

***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Total Return tables since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2007	Inception Date		1 Year	5 Years	Since Inception
A Shares*	1/29/98	[1]	5.10%	8.84%	4.11%
B Shares**	1/29/99	[2]	6.67%	9.21%	3.32%
C Shares***	2/1/01	[3]	10.72%	9.39%	2.78%
Institutional Shares	10/2/97		11.80%	10.45%	4.91%
S&P 500 Index	9/30/97		16.43%	15.44%	6.37%
Lehman Brothers Int. Government Bond Index	9/30/97		5.43%	3.82%	5.51%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains.

[1]

Class A Shares were not in existence prior to 1/29/98. Performance for periods prior to that is based on the historical performance of the Institutional Shares, and has been adjusted for the maximum sales charge applicable to the Class A Shares, but does not include the Class A Shares 12b-1 fees, which, if reflected, performance would have been lower.

[2]

Class B Shares were not in existence prior to 1/29/99. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class B Shares, but does not include the Class B Shares 12b-1 fees, which, if reflected, performance would have been lower.

[3]

Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class C Shares, but does not include the Class C Shares 12b-1 fees, which if reflected, performance would have been lower.

The Fund is measured against the S&P 500 Index, which is generally considered to be representative of the performance of the stock market as a whole, and against the Lehman Brothers Intermediate Government Bond Index, which is widely used as a broad measure of the performance of U.S. Government Bonds with maturities of less than 10 years. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and, fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees have been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

BB&T Capital Manager Growth Fund

Value of a $10,000 Investment

*	Reflects 5.75% maximum sales charge.

**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.

***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Total Return tables since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2007	Inception Date		1 Year	5 Years	Since Inception
A Shares*	1/29/98	[1]	6.72%	10.61%	4.00%
B Shares**	1/29/99	[2]	8.31%	10.96%	3.09%
C Shares***	2/1/01	[3]	12.33%	11.11%	2.22%
Institutional Shares	10/2/97		13.45%	12.21%	4.70%
S&P 500 Index	9/30/97		16.43%	15.44%	6.37%
Lehman Brothers Int. Government Bond Index	9/30/97		5.43%	3.82%	5.51%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains.

[1]

Class A Shares were not in existence prior to 1/29/98. Performance for periods prior to that is based on the historical performance of the Institutional Shares, and has been adjusted for the maximum sales charge applicable to the Class A Shares, but does not include the Class A Shares 12b-1 fees, which, if reflected, performance would have been lower.

[2]

Class B Shares were not in existence prior to 1/29/99. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class B Shares, but does not include the Class B Shares 12b-1 fees, which, if reflected, performance would have been lower.

[3]

Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class C Shares, but does not include the Class C Shares 12b-1 fees, which if reflected, performance would have been lower.

The Fund is measured against the S&P 500 Index, which is generally considered to be representative of the performance of the stock market as a whole, and against the Lehman Brothers Intermediate Government Bond Index, which is widely used as a broad measure of the performance of U.S. Government Bonds with maturities of less than 10 years. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and, fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees have been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

BB&T Capital Manager Equity Fund

Value of a $10,000 Investment

*	Reflects 5.75% maximum sales charge.

**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%

***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Total Return tables since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2007	Inception Date	1 Year	5 Years	Since Inception
A Shares*	3/19/01	8.16%	12.29%	4.28%
B Shares**	3/19/01	9.88%	12.65%	4.44%
C Shares***	3/19/01	14.13%	12.81%	4.42%
Institutional Shares	3/19/01	14.98%	13.89%	5.48%
S&P 500 Index	3/31/01	16.43%	15.44%	6.14%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the S&P 500 Index, an unmanaged index generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees have been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

BB&T Funds

Summary of Portfolio Holdings, (Unaudited)

The BB&T Funds invested, as a percentage of net assets, in the following industry sectors, countries, states, funds or security types, as of September 30, 2007.

Large Cap Fund	Percentage of net assets
Consumer Discretionary	19.1%
Consumer Staples	7.3%
Energy	7.6%
Financials	18.5%
Health Care	19.1%
Industrials	5.5%
Information Technology	19.5%
Materials	1.2%
Investment Company	0.5%

98.3%

Mid Cap Value Fund	Percentage of net assets
Consumer Discretionary	20.7%
Energy	1.8%
Financials	33.0%
Health Care	7.9%
Industrials	0.9%
Information Technology	27.9%
Materials	2.9%
Investment Company	5.3%

100.4%

Mid Cap Growth Fund	Percentage of net assets
Consumer Discretionary	14.3%
Consumer Staples	2.5%
Energy	10.9%
Financials	6.0%
Health Care	9.4%
Industrials	16.7%
Information Technology	27.4%
Materials	3.5%
Telecommunication Services	3.6%
Utilities	1.3%
Exchange Traded Funds	2.0%
Investment Company	1.2%

98.8%

Small Cap Fund	Percentage of net assets
Consumer Discretionary	11.6%
Consumer Staples	2.3%
Corporate Bonds	0.1%
Energy	8.6%
Financials	14.0%
Health Care	6.2%
Industrials	24.6%
Information Technology	18.8%
Materials	0.7%
Utilities	2.0%
Exchange Traded Funds	3.1%
Investment Company	6.6%

98.6%

International Equity Fund	Percentage of net assets
Australia	4.7%
Austria	3.5%
Belgium	1.1%
Bermuda	0.1%
Brazil	0.7%
Canada	1.3%
Chile	0.1%
China	0.8%
Cyprus	0.8%
Czech Republic	2.2%
Denmark	0.7%
Finland	3.2%
France	8.6%
Germany	7.7%
Greece	0.9%
Hong Kong	4.1%
Hungary	3.6%
India	3.1%
Indonesia	0.0%
Italy	2.7%
Japan	5.6%
Korea (South)	0.5%
Luxembourg	0.3%
Mexico	0.9%
Netherlands	1.8%
New Zealand	0.1%
Norway	1.2%
Poland	3.5%
Portugal	0.5%
Romania	0.3%
Russia	4.9%
Singapore	0.5%
South Africa	0.2%
Spain	0.8%
Sweden	2.5%
Switzerland	7.4%
Taiwan	0.0%
Turkey	1.0%
Ukraine	0.6%
United Kingdom	9.7%
United States	6.3%

98.5%

Special Opportunities Equity Fund	Percentage of net assets
Consumer Discretionary	10.0%
Consumer Staples	3.3%
Energy	16.0%
Financials	6.2%
Health Care	16.9%
Industrials	8.1%
Information Technology	22.4%
Materials	5.8%
Investment Company	12.4%

101.1%

BB&T Funds

Summary of Portfolio Holdings, (Unaudited)

Equity Income Fund	Percentage of net assets
Consumer Discretionary	5.4%
Consumer Staples	10.2%
Energy	18.0%
Financials	25.8%
Health Care	10.6%
Industrials	7.2%
Information Technology	9.5%
Materials	2.6%
Telecommunication Services	3.2%
Investment Company	8.9%

101.4%

Short U.S. Government Fund	Percentage of net assets
Federal Home Loan Mortgage Corp. — Collateralized Mortgage Obligations	2.7%
Federal National Mortgage Association — Collateralized Mortgage Obligations	1.1%
Federal Home Loan Mortgage Corp. — Mortgage-Backed Securities	5.8%
Federal National Mortgage Association — Mortgage-Backed Securities	18.9%
Federal Farm Credit Bank	13.4%
Federal Home Loan Bank	14.5%
Federal Home Loan Mortgage Corp. — U.S. Government Agencies	13.2%
Federal National Mortgage Association — U.S. Government Agencies	14.5%
U.S. Treasury Bills	2.2%
U.S. Treasury Notes	11.7%
Investment Company	1.4%

99.4%

Intermediate U.S. Government Fund	Percentage of net assets
Federal Home Loan Mortgage Corp. — Collateralized Mortgage Obligations	12.5%
Federal Home Loan Mortgage Corp. — Mortgage-Backed Securities	8.5%
Federal National Mortgage Association — Mortgage-Backed Securities	49.6%
Federal Home Loan Mortgage Corp. — U.S. Government Agencies	9.3%
Private Export Funding Corp.	9.8%
U.S. Treasury Notes	8.8%
Investment Company	1.2%

99.7%

Total Return Bond Fund	Percentage of net assets
Asset Backed Securities	4.2%
Commercial Mortgage-Backed Securities	5.6%
Corporate Bonds	19.9%
Federal Home Loan Mortgage Corp. — Collateralized Mortgage Obligations	1.4%
Federal National Mortgage Association — Collateralized Mortgage Obligations	2.0%
Investment Company	1.0%
Federal Home Loan Mortgage Corp. — Mortgage-Backed Securities	17.7%
Federal National Mortgage Association — Mortgage-Backed Securities	15.8%
Government National Mortgage Association	1.5%
Federal Home Loan Bank — Mortgage-Backed Securities	3.2%
Federal Home Loan Mortgage Corp. — U.S. Government Agencies	3.1%
Federal National Mortgage Association — U.S. Government Agencies	4.2%
Municipal Bonds	3.8%
U.S. Treasury Notes	18.2%

101.6%

Kentucky Intermediate Tax-Free Fund	Percentage of net assets
Kentucky Municipal Bonds	94.8%
Investment Company	3.8%

98.6%

Maryland Intermediate Tax-Free Fund	Percentage of net assets
District of Columbia Municipal Bonds	8.1%
Maryland Municipal Bonds	86.3%
Investment Company	2.8%

97.2%

North Carolina Intermediate Tax-Free Fund	Percentage of net assets
North Carolina Municipal Bonds	97.3%
Investment Company	2.2%

99.5%

South Carolina Intermediate Tax-Free Fund	Percentage of net assets
South Carolina Municipal Bonds	95.3%
Investment Company	2.9%

98.2%

Virginia Intermediate Tax-Free Fund	Percentage of net assets
District of Columbia Municipal Bonds	2.2%
Virginia Municipal Bonds	95.4%
Investment Company	3.3%

100.9%

West Virginia Intermediate Tax-Free Fund	Percentage of net assets
West Virginia Municipal Bonds	94.2%
Investment Company	5.6%

99.8%

BB&T Funds

Summary of Portfolio Holdings, (Unaudited)

National Tax-Free Money Market Fund	Percentage of net assets
Arizona	9.3%
California	1.7%
Colorado	1.4%
District of Columbia	2.2%
Florida	7.0%
Georgia	5.8%
Illinois	3.5%
Kentucky	2.1%
Louisiana	1.9%
Maine	8.0%
Massachusetts	3.3%
Minnesota	4.4%
Ohio	13.8%
Other	0.5%
Texas	7.7%
Utah	10.7%
Virginia	4.8%
Washington	4.8%
Wisconsin	4.7%
Commercial Paper	1.9%
Investment Company	0.0%

99.5%

Prime Money Market Fund	Percentage of net assets
Asset Backed Securities	4.3%
Certificates of Deposit	7.4%
Commercial Paper	37.1%
Corporate Bonds	5.2%
Master Note	2.0%
Repurchase Agreement	3.5%
Variable Rate Notes	40.3%

99.8%

U.S. Treasury Money Market Fund	Percentage of net assets
Repurchase Agreements	65.7%
U.S. Treasury Bills	18.7%
U.S. Treasury Notes	12.1%

96.5%

Capital Manager Conservative Growth Fund	Percentage of net assets
BB&T International Equity Fund	9.3%
BB&T Large Cap Fund	18.2%
BB&T Mid Cap Growth Fund	4.3%
BB&T Mid Cap Value Fund	5.9%
BB&T Small Cap Fund	3.0%
BB&T Total Return Bond Fund	56.1%
BB&T U.S. Treasury Money Market Fund	2.8%

99.6%

Capital Manager Moderate Growth Fund	Percentage of net assets
BB&T International Equity Fund	14.9%
BB&T Large Cap Fund	29.2%
BB&T Mid Cap Growth Fund	6.9%
BB&T Mid Cap Value Fund	9.6%
BB&T Small Cap Fund	4.8%
BB&T Total Return Bond Fund	31.1%
BB&T U.S. Treasury Money Market Fund	3.1%

99.6%

Capital Manager Growth Fund	Percentage of net assets
BB&T International Equity Fund	18.3%
BB&T Large Cap Fund	35.9%
BB&T Mid Cap Growth Fund	8.5%
BB&T Mid Cap Value Fund	11.7%
BB&T Small Cap Fund	5.9%
BB&T Total Return Bond Fund	16.5%
BB&T U.S. Treasury Money Market Fund	2.9%

99.7%

Capital Manager Equity Fund	Percentage of net assets
BB&T International Equity Fund	22.2%
BB&T Large Cap Fund	43.5%
BB&T Mid Cap Growth Fund	10.3%
BB&T Mid Cap Value Fund	14.3%
BB&T Small Cap Fund	7.2%
BB&T U.S. Treasury Money Market Fund	1.8%

99.3%

BB&T Funds

Expense Example (Unaudited)

As a shareholder of the BB&T Funds (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees; distribution fees; and other Fund expenses.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds’ and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2007 through September 30, 2007.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 4/1/07	Ending Account Value 9/30/07	Expenses Paid During Period* 4/1/07 - 9/30/07	Annualized Expense Ratio During Period 4/1/07 - 9/30/07
Large Cap Fund
Class A Shares	$1,000.00	$999.10	$5.81	1.16%
Class B Shares	1,000.00	1,055.80	9.79	1.90%
Class C Shares	1,000.00	1,056.60	9.85	1.91%
Institutional Shares	1,000.00	1,061.70	4.70	0.91%
Mid Cap Value Fund
Class A Shares	1,000.00	968.90	5.77	1.17%
Class B Shares	1,000.00	1,023.90	9.74	1.92%
Class C Shares	1,000.00	1,024.70	9.80	1.93%
Institutional Shares	1,000.00	1,029.10	4.73	0.93%
Mid Cap Growth Fund
Class A Shares	1,000.00	1,140.70	6.33	1.18%
Class B Shares	1,000.00	1,205.80	10.67	1.93%
Class C Shares	1,000.00	1,206.50	10.62	1.92%
Institutional Shares	1,000.00	1,211.90	5.10	0.92%
Small Cap Fund
Class A Shares	1,000.00	892.30	6.31	1.33%
Class B Shares	1,000.00	943.10	10.13	2.08%
Class C Shares	1,000.00	943.10	10.13	2.08%
Institutional Shares	1,000.00	947.30	5.27	1.08%
International Equity Fund
Class A Shares	1,000.00	1,008.30	6.90	1.37%
Class B Shares	1,000.00	1,065.40	10.92	2.11%
Class C Shares	1,000.00	1,065.60	10.98	2.12%
Institutional Shares	1,000.00	1,070.60	5.81	1.12%
Special Opportunities Equity Fund
Class A Shares	1,000.00	1,013.30	6.36	1.26%
Class B Shares	1,000.00	1,071.10	10.44	2.01%
Class C Shares	1,000.00	1,071.00	10.44	2.01%
Institutional Shares	1,000.00	1,076.20	5.31	1.02%
Equity Income Fund
Class A Shares	1,000.00	1,020.60	6.03	1.19%
Class B Shares	1,000.00	1,078.80	10.11	1.94%
Class C Shares	1,000.00	1,078.30	10.11	1.94%
Institutional Shares	1,000.00	1,084.30	4.91	0.94%
Short U.S. Government Fund
Class A Shares	1,000.00	993.40	4.59	0.92%
Institutional Shares	1,000.00	1,026.00	3.40	0.67%
Intermediate U.S. Government Fund
Class A Shares	1,000.00	962.80	4.58	0.93%
Class B Shares	1,000.00	1,018.10	8.50	1.68%
Class C Shares	1,000.00	1,017.10	8.50	1.68%
Institutional Shares	1,000.00	1,022.10	3.45	0.68%
Total Return Bond Fund
Class A Shares	1,000.00	957.60	4.58	0.93%
Class B Shares	1,000.00	1,012.10	8.49	1.68%
Class C Shares	1,000.00	1,013.10	8.49	1.68%
Institutional Shares	1,000.00	1,017.20	3.45	0.68%
Kentucky Intermediate Tax-Free Fund
Class A Shares	1,000.00	981.10	4.39	0.88%
Institutional Shares	1,000.00	1,013.50	3.21	0.64%

BB&T Funds

Expense Example (Unaudited)

	Beginning Account Value 4/1/07	Ending Account Value 9/30/07	Expenses Paid During Period* 4/1/07 - 9/30/07	Annualized Expense Ratio During Period 4/1/07 - 9/30/07
Maryland Intermediate Tax-Free Fund
Class A Shares	$1,000.00	$987.40	$4.03	0.81%
Institutional Shares	1,000.00	1,018.90	2.82	0.56%
North Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	984.70	4.52	0.91%
Institutional Shares	1,000.00	1,016.40	3.33	0.66%
South Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	984.50	4.66	0.94%
Institutional Shares	1,000.00	1,016.30	3.47	0.69%
Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	984.80	4.60	0.92%
Institutional Shares	1,000.00	1,016.50	3.41	0.67%
West Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	983.40	4.58	0.92%
Institutional Shares	1,000.00	1,015.00	3.39	0.67%
National Tax-Free Money Market Fund
Class A Shares	1,000.00	1,015.60	3.39	0.67%
Class B Shares	1,000.00	1,012.40	6.56	1.30%
Class C Shares	1,000.00	1,011.50	7.32	1.45%
Institutional Shares	1,000.00	1,016.90	2.12	0.42%
Prime Money Market Fund
Class A Shares	1,000.00	1,022.40	5.02	0.99%
Class B Shares	1,000.00	1,019.80	7.55	1.49%
Class C Shares	1,000.00	1,019.80	7.49	1.48%
Institutional Shares	1,000.00	1,024.90	2.49	0.49%
U.S. Treasury Money Market Fund
Class A Shares	1,000.00	1,020.20	4.96	0.98%
Class B Shares	1,000.00	1,017.60	7.46	1.47%
Class C Shares	1,000.00	1,017.60	7.48	1.48%
Institutional Shares	1,000.00	1,022.70	2.40	0.47%
Capital Manager Conservative Growth Fund
Class A Shares	1,000.00	976.10	1.83	0.37%
Class B Shares	1,000.00	1,032.90	5.71	1.12%
Class C Shares	1,000.00	1,032.50	5.66	1.11%
Institutional Shares	1,000.00	1,037.70	0.61	0.12%
Capital Manager Moderate Growth Fund
Class A Shares	1,000.00	987.50	1.79	0.36%
Class B Shares	1,000.00	1,043.60	5.69	1.11%
Class C Shares	1,000.00	1,043.40	5.69	1.11%
Institutional Shares	1,000.00	1,049.50	0.57	0.11%
Capital Manager Growth Fund
Class A Shares	1,000.00	994.90	1.80	0.36%
Class B Shares	1,000.00	1,051.10	5.71	1.11%
Class C Shares	1,000.00	1,051.20	5.71	1.11%
Institutional Shares	1,000.00	1,056.00	0.57	0.11%
Capital Manager Equity Fund
Class A Shares	1,000.00	1,000.10	1.86	0.37%
Class B Shares	1,000.00	1,056.90	5.78	1.12%
Class C Shares	1,000.00	1,057.00	5.00	0.97%
Institutional Shares	1,000.00	1,062.10	0.57	0.11%

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

BB&T Funds

Expense Example (Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/07	Ending Account Value 9/30/07	Expenses Paid During Period* 4/1/07 - 9/30/07	Annualized Expense Ratio During Period 4/1/07 - 9/30/07
Large Cap Fund
Class A Shares	$1,000.00	$1,019.25	$5.87	1.16%
Class B Shares	1,000.00	1,015.54	9.60	1.90%
Class C Shares	1,000.00	1,015.49	9.65	1.91%
Institutional Shares	1,000.00	1,020.51	4.61	0.91%
Mid Cap Value Fund
Class A Shares	1,000.00	1,019.20	5.92	1.17%
Class B Shares	1,000.00	1,015.44	9.70	1.92%
Class C Shares	1,000.00	1,015.39	9.75	1.93%
Institutional Shares	1,000.00	1,020.41	4.71	0.93%
Mid Cap Growth Fund
Class A Shares	1,000.00	1,019.15	5.97	1.18%
Class B Shares	1,000.00	1,015.39	9.75	1.93%
Class C Shares	1,000.00	1,015.44	9.70	1.92%
Institutional Shares	1,000.00	1,020.46	4.66	0.92%
Small Cap Fund
Class A Shares	1,000.00	1,018.40	6.73	1.33%
Class B Shares	1,000.00	1,014.64	10.50	2.08%
Class C Shares	1,000.00	1,014.64	10.50	2.08%
Institutional Shares	1,000.00	1,019.65	5.47	1.08%
International Equity Fund
Class A Shares	1,000.00	1,018.20	6.93	1.37%
Class B Shares	1,000.00	1,014.49	10.66	2.11%
Class C Shares	1,000.00	1,014.44	10.71	2.12%
Institutional Shares	1,000.00	1,019.45	5.67	1.12%
Special Opportunities Equity Fund
Class A Shares	1,000.00	1,018.75	6.38	1.26%
Class B Shares	1,000.00	1,014.99	10.15	2.01%
Class C Shares	1,000.00	1,014.99	10.15	2.01%
Institutional Shares	1,000.00	1,019.95	5.16	1.02%
Equity Income Fund
Class A Shares	1,000.00	1,019.10	6.02	1.19%
Class B Shares	1,000.00	1,015.34	9.80	1.94%
Class C Shares	1,000.00	1,015.34	9.80	1.94%
Institutional Shares	1,000.00	1,020.36	4.76	0.94%
Short U.S. Government Fund
Class A Shares	1,000.00	1,020.46	4.65	0.92%
Institutional Shares	1,000.00	1,021.71	3.39	0.67%
Intermediate U.S. Government Fund
Class A Shares	1,000.00	1,020.40	4.71	0.93%
Class B Shares	1,000.00	1,016.65	8.49	1.68%
Class C Shares	1,000.00	1,016.64	8.50	1.68%
Institutional Shares	1,000.00	1,021.66	3.45	0.68%
Total Return Bond Fund
Class A Shares	1,000.00	1,020.39	4.73	0.93%
Class B Shares	1,000.00	1,016.63	8.51	1.68%
Class C Shares	1,000.00	1,016.63	8.51	1.68%
Institutional Shares	1,000.00	1,021.65	3.46	0.68%
Kentucky Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.64	4.47	0.88%
Institutional Shares	1,000.00	1,021.88	3.23	0.64%

BB&T Funds

Expense Example (Unaudited)

	Beginning Account Value 4/1/07	Ending Account Value 9/30/07	Expenses Paid During Period* 4/1/07 - 9/30/07	Annualized Expense Ratio During Period 4/1/07 - 9/30/07
Maryland Intermediate Tax-Free Fund
Class A Shares	$1,000.00	$1,021.01	$4.10	0.81%
Institutional Shares	1,000.00	1,022.28	2.82	0.56%
North Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.51	4.60	0.91%
Institutional Shares	1,000.00	1,021.77	3.34	0.66%
South Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.37	4.75	0.94%
Institutional Shares	1,000.00	1,021.62	3.48	0.69%
Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.44	4.68	0.92%
Institutional Shares	1,000.00	1,021.69	3.42	0.67%
West Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.45	4.67	0.92%
Institutional Shares	1,000.00	1,021.70	3.40	0.67%
National Tax-Free Money Market Fund
Class A Shares	1,000.00	1,021.71	3.40	0.67%
Class B Shares	1,000.00	1,018.55	6.58	1.30%
Class C Shares	1,000.00	1,017.79	7.34	1.45%
Institutional Shares	1,000.00	1,022.96	2.13	0.42%
Prime Money Market Fund
Class A Shares	1,000.00	1,020.11	5.01	0.99%
Class B Shares	1,000.00	1,017.60	7.54	1.49%
Class C Shares	1,000.00	1,017.65	7.49	1.48%
Institutional Shares	1,000.00	1,022.61	2.48	0.49%
U.S. Treasury Money Market Fund
Class A Shares	1,000.00	1,020.16	4.96	0.98%
Class B Shares	1,000.00	1,017.68	7.46	1.47%
Class C Shares	1,000.00	1,017.65	7.48	1.48%
Institutional Shares	1,000.00	1,022.69	2.40	0.47%
Capital Manager Conservative Growth Fund
Class A Shares	1,000.00	1,023.21	1.88	0.37%
Class B Shares	1,000.00	1,019.45	5.67	1.12%
Class C Shares	1,000.00	1,019.50	5.62	1.11%
Institutional Shares	1,000.00	1,024.47	0.61	0.12%
Capital Manager Moderate Growth Fund
Class A Shares	1,000.00	1,023.26	1.83	0.36%
Class B Shares	1,000.00	1,019.50	5.62	1.11%
Class C Shares	1,000.00	1,019.50	5.62	1.11%
Institutional Shares	1,000.00	1,024.52	0.56	0.11%
Capital Manager Growth Fund
Class A Shares	1,000.00	1,023.26	1.83	0.36%
Class B Shares	1,000.00	1,019.50	5.62	1.11%
Class C Shares	1,000.00	1,019.50	5.62	1.11%
Institutional Shares	1,000.00	1,024.52	0.56	0.11%
Capital Manager Equity Fund
Class A Shares	1,000.00	1,023.21	1.88	0.37%
Class B Shares	1,000.00	1,019.45	5.67	1.12%
Class C Shares	1,000.00	1,020.21	4.91	0.97%
Institutional Shares	1,000.00	1,024.52	0.56	0.11%

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

BB&T Large Cap Fund

Schedule of Portfolio Investments

September 30, 2007

Shares		Fair Value
COMMON STOCKS (97.8%)
	Consumer Discretionary (19.1%)
1,165,016	Comcast Corp., Class A(a)	$28,170,087
483,265	Home Depot, Inc. (The)	15,677,117
1,088,154	KB Home	27,269,139
306,201	Target Corp.	19,465,197
388,900	Tiffany & Co.	20,358,915
538,754	Walt Disney Co. (The)	18,527,750

		129,468,205

	Consumer Staples (7.3%)
661,189	Kraft Foods, Inc., Class A	22,817,632
384,125	Procter & Gamble Co.	27,019,353

		49,836,985

	Energy (7.6%)
181,603	Anadarko Petroleum Corp.	9,761,161
219,941	ConocoPhillips	19,304,222
240,287	Exxon Mobil Corp.	22,240,965

		51,306,348

	Financials (18.5%)
340,366	American International Group, Inc.	23,025,760
195,435	Bank of New York Mellon Corp. (The)	8,626,501
386,656	Citigroup, Inc.	18,045,235
1,740,507	Countrywide Financial Corp.	33,087,038
420,713	JPMorgan Chase & Co.	19,277,070
879,198	Progressive Corp. (The)	17,065,233
180,426	Wells Fargo & Co.	6,426,774

		125,553,611

	Health Care (19.1%)
302,671	Amgen, Inc.(a)	17,122,099
301,157	Eli Lilly & Co.	17,144,868
494,139	Johnson & Johnson	32,464,932
378,676	Medtronic, Inc.	21,361,113
420,881	Merck & Co., Inc.	21,755,339
803,128	Pfizer, Inc.	19,620,417

		129,468,768

	Industrials (5.5%)
527,992	General Electric Co.	21,858,869
415,253	USG Corp.(a)	15,592,750

		37,451,619

	Information Technology (19.5%)
660,037	Cisco Systems, Inc.(a)	21,853,825
699,841	Dell, Inc.(a)	19,315,612
589,686	eBay, Inc.(a)	23,009,548
912,933	Intel Corp.	23,608,447
201,444	Microsoft Corp.	5,934,540
476,104	QUALCOMM, Inc.	20,120,155
696,142	Yahoo!, Inc.(a)	18,684,451

		132,526,578

	Materials (1.2%)
208,843	Alcoa, Inc.	8,169,938

	Total Common Stocks
	(Cost $573,138,241)	663,782,052

INVESTMENT COMPANY (0.5%)
3,466,576	Federated Treasury Obligations Fund, Institutional Shares	3,466,576

	Total Investment Company
	(Cost $3,466,576)	3,466,576

Total Investments — 98.3%
(Cost $576,604,817)		667,248,628
Net Other Assets (Liabilities) — 1.7%		11,658,607

NET ASSETS — 100.0%		$678,907,235

See footnote legend to Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

BB&T Mid Cap Value Fund

Schedule of Portfolio Investments

September 30, 2007

Shares		Fair Value
COMMON STOCKS (95.1%)
	Consumer Discretionary (20.7%)
127,150	Advance Auto Parts, Inc.	$4,267,154
246,050	Clear Channel Communications, Inc.	9,212,112
89,750	Gannett Co., Inc.	3,922,075
67,900	Guitar Center, Inc.(a)	4,026,470
100,650	International Speedway Corp., Class A	4,615,809
677,000	Interpublic Group of Cos., Inc.(a)	7,027,260
133,500	Kohl’s Corp.(a)	7,653,555
157,225	Leggett & Platt, Inc.	3,012,431
105,450	R.H. Donnelley Corp.(a)	5,907,309
316,830	Select Comfort Corp.(a)	4,419,779
74,750	Universal Technical Institute, Inc.(a)	1,345,500

		55,409,454

	Energy (1.8%)
113,650	Forest Oil Corp.(a)	4,891,496

	Financials (33.0%)
326,700	Annaly Capital Management, Inc., REIT	5,204,331
177,450	Aon Corp.	7,951,535
37,500	Bear Stearns Cos., Inc. (The)	4,605,375
118,400	Commerce Bancorp, Inc.	4,591,552
182,095	Endurance Specialty Holdings, Ltd.	7,566,047
200,797	Fidelity National Financial, Inc., Class A	3,509,932
291,050	Hudson City Bancorp, Inc.	4,476,349
155,500	Marshall & Ilsley Corp.	6,806,235
183,000	MBIA, Inc.	11,172,150
187,100	Mercury General Corp.	10,090,303
89,260	Nuveen Investments, Inc., Class A	5,528,764
260,000	Popular, Inc.	3,192,800
93,650	StanCorp Financial Group, Inc.	4,636,612
331,350	Waddell & Reed Financial, Inc., Class A	8,956,390

		88,288,375

	Health Care (7.9%)
139,550	Genzyme Corp.(a)	8,646,518
225,650	King Pharmaceuticals, Inc.(a)	2,644,618
141,700	Watson Pharmaceuticals, Inc.(a)	4,591,080
65,400	Zimmer Holdings, Inc.(a)	5,296,746

		21,178,962

	Industrials (0.9%)
61,630	ChoicePoint, Inc.(a)	2,337,009

	Information Technology (27.9%)
120,750	Affiliated Computer Services, Inc., Class A(a)	6,066,480
43,000	Alliance Data Systems Corp.(a)	3,329,920
210,500	Axcelis Technologies, Inc.(a)	1,075,655
106,650	BMC Software, Inc.(a)	3,330,680
464,350	CA, Inc.	11,943,082
19,275	CDW Corp.(a)	1,680,780
77,200	Ceridian Corp.(a)	2,681,928
124,650	Computer Sciences Corp.(a)	6,967,935
133,100	CSG Systems International, Inc.(a)	2,828,375
574,600	EarthLink, Inc.(a)	4,550,832
141,600	Fair Isaac Corp.	5,113,176
91,955	Fidelity National Information Services, Inc.	4,080,043
105,100	Lexmark International, Inc., Class A(a)	4,364,803
220,400	MoneyGram International, Inc.	4,978,836
145,200	Progress Software Corp.(a)	4,399,560
265,250	Synopsys, Inc.(a)	7,182,970

		74,575,055

	Materials (2.9%)
279,975	Valspar Corp.	7,618,119

	Total Common Stocks
	(Cost $236,739,303)	254,298,470

INVESTMENT COMPANY (5.3%)
14,144,622	Federated Treasury Obligations Fund, Institutional Shares	14,144,622

	Total Investment Company
	(Cost $14,144,622)	14,144,622

Total Investments — 100.4%
(Cost $250,883,925)		268,443,092
Net Other Assets (Liabilities) — (0.4)%		(957,281)

NET ASSETS — 100.0%		$267,485,811

BB&T Mid Cap Growth Fund

Schedule of Portfolio Investments

September 30, 2007

Shares		Fair Value
COMMON STOCKS (956%)
	Consumer Discretionary (143%)
74,000	Crocs, Inc.(a)	$4,976,500
81,500	Focus Media Holding, Ltd., ADR(a)	4,728,630
98,000	GameStop Corp., Class A(a)	5,522,300
93,894	Guess?, Inc.	4,603,623
61,540	J Crew Group, Inc.(a)	2,553,910
41,935	JC Penney Co, Inc.	2,657,421
55,550	Phillips-Van Heusen Corp.	2,915,264
39,755	Under Armour, Inc., Class A(a)	2,378,144

		30,335,792

	Consumer Staples (25%)
70,720	Bare Escentuals, Inc.(a)	1,758,806
62,085	Hansen Natural Corp.(a)	3,518,978

		5,277,784

	Energy (109%)
48,470	Cameron International Corp.(a)	4,473,296
43,350	Core Laboratories NV(a)	5,522,356
39,210	Diamond Offshore Drilling, Inc.	4,442,101
37,580	National Oilwell Varco, Inc.(a)	5,430,310
29,410	Transocean, Inc.(a)	3,324,801

		23,192,864

	Financials (60%)
22,000	Affiliated Managers Group, Inc.(a)	2,805,220
30,500	AllianceBernstein Holding LP	2,686,135
6,315	CME Group, Inc.	3,709,115
132,885	Invecso PLC, ADR	3,627,761

		12,828,231

	Health Care (94%)
51,330	Celgene Corp.(a)	3,660,342
51,330	Cerner Corp.(a)	3,070,047
79,515	Hologic, Inc.(a)	4,850,415
35,945	Medco Health Solutions, Inc.(a)	3,249,069
87,140	Thermo Fisher Scientific, Inc.(a)	5,029,721

		19,859,594

	Industrials (167%)
140,290	ABB, Ltd., ADR	3,679,807
136,150	BE Aerospace, Inc.(a)	5,654,309
112,190	Chicago Bridge & Iron Co NV	4,830,901
119,815	Corrections Corp. of America(a)	3,135,559
81,690	Manitowoc Co, Inc. (The)	3,617,233
65,025	Monster Worldwide, Inc.(a)	2,214,751
22,000	Precision Castparts Corp.	3,255,560
52,285	Stericycle, Inc.(a)	2,988,611
73,000	SunPower Corp., Class A(a)	6,045,860

		35,422,591

	Information Technology (274%)
186,255	Activision, Inc.(a)	4,021,245
63,875	Akamai Technologies, Inc.(a)	1,835,129
88,960	Amphenol Corp., Class A	3,537,050
28,320	Apple, Inc.(a)	4,348,253
7,570	Baiducom, Inc., ADR(a)	2,192,651
138,330	Ciena Corp.(a)	5,267,606
34,855	Equinix, Inc.(a)	3,091,290
6,045	Google, Inc., Class A(a)	3,429,147
110,555	Juniper Networks, Inc.(a)	4,047,419
22,330	Mastercard, Inc., Class A	3,304,170
46,600	MEMC Electronic Materials, Inc.(a)	2,742,876
63,720	MICROS Systems, Inc.(a)	4,146,260
171,005	Semtech Corp.(a)	3,502,182
78,425	Sina Corp.(a)	3,752,636
85,560	Varian Semiconductor Equipment Associates, Inc.(a)	4,579,171
99,120	VeriFone Holdings, Inc.(a)	4,393,990

		58,191,075

	Materials (35%)
127,440	Companhia Vale do Rio Doce, ADR	4,324,039
92,585	Titanium Metals Corp.(a)	3,107,153

		7,431,192

	Telecommunication Services (36%)
73,005	American Tower Corp., Class A(a)	3,178,638
54,460	NII Holdings, Inc.(a)	4,473,889

		7,652,527

	Utilities (13%)
54,000	Allegheny Energy, Inc.(a)	2,822,040

	Total Common Stocks (Cost $147,815,450)	203,013,690

EXCHANGE TRADED FUNDS (20%)
36,000	iShares Russell MidCap Growth Index Fund	4,179,600

	Total Exchange Traded Funds (Cost $3,831,048)	4,179,600

INVESTMENT COMPANY (12%)
2,604,567	Federated Treasury Obligations Fund, Institutional Shares	2,604,567

	Total Investment Company (Cost $2,604,567)	2,604,567

Total Investments — 988% (Cost $ 154,251,065)		209,797,857
Net Other Assets (Liabilities) — 12%		2,455,443

NET ASSETS — 100.0%		$212,253,300

See footnote legend to Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

BB&T Small Cap Fund

Schedule of Portfolio Investments

September 30, 2007

Shares		Fair Value
COMMON STOCKS (888%)
	Consumer Discretionary (116%)
32,487	CEC Entertainment, Inc.(a)	$872,926
111,000	Charlotte Russe Holding, Inc.(a)	1,625,040
39,547	DEB Shops, Inc.	1,063,419
223,041	Hartmarx Corp.(a)	1,092,901
16,010	MDC Holdings, Inc.	655,449
63,700	PF Chang’s China Bistro, Inc.(a)	1,885,520
29,916	Polaris Industries, Inc.	1,304,936
44,373	Stanley Furniture Co., Inc.	721,061
101,970	Steak n Shake Co. (The)(a)	1,530,570
11,796	Zale Corp.(a)	272,959

		11,024,781

	Consumer Staples (23%)
26,600	Inter Parfums, Inc.	629,622
36,600	Sanderson Farms, Inc.	1,525,122

		2,154,744

	Energy (86%)
48,636	Berry Petroleum Co., Class A	1,925,499
27,406	Forest Oil Corp.(a)	1,179,554
10,624	Oceaneering International, Inc.(a)	805,299
28,719	Oil States International, Inc.(a)	1,387,128
232,035	Pioneer Drilling Co.(a)	2,826,187

		8,123,667

	Financials (140%)
43,160	Colonial BancGroup, Inc. (The)	933,119
68,032	Dime Community Bancshares	1,018,439
73,024	First State Bancorp	1,434,191
16,442	Hilb, Rogal & Hobbs Co.	712,432
46,610	Investment Technology Group, Inc.(a)	2,003,298
27,110	Midland Co. (The)	1,489,966
98,306	NewAlliance Bancshares, Inc.	1,443,132
17,334	Peoples Bancorp, Inc.	453,804
53,680	Phoenix Cos, Inc. (The)	757,425
39,389	Stewart Information Services Corp.	1,349,861
39,595	Wintrust Financial Corp.	1,690,310

		13,285,977

	Health Care (62%)
112,200	American Medical Systems Holdings, Inc.(a)	1,901,790
75,000	Healthspring, Inc.(a)	1,462,500
82,200	SonoSite, Inc.(a)	2,508,744

		5,873,034

	Industrials (246%)
32,380	Curtiss-Wright Corp.	1,538,050
26,900	Esterline Technologies Corp.(a)	1,534,645
94,863	Gibraltar Industries, Inc.	1,754,966
7,160	Granite Construction, Inc.	379,623
42,028	HNI Corp.	1,513,008
28,955	Kaydon Corp.	1,505,370
126,819	LaBarge, Inc.(a)	1,521,828
104,329	Miller Industries, Inc.(a)	1,786,113
41,830	Moog, Inc., Class A(a)	1,838,010
51,546	Mueller Industries, Inc.	1,862,872
124,324	Navigant Consulting, Inc.(a)	1,573,942
30,340	Oshkosh Truck Corp.	1,880,170
26,000	RBC Bearings, Inc.(a)	997,100
56,644	Regal-Beloit Corp.	2,712,681
28,984	Universal Forest Products, Inc.	866,622

		23,265,000

	Information Technology (188%)
96,500	Avocent Corp.(a)	2,810,080
123,743	Cognex Corp.	2,197,676
21,473	Comtech Telecommunications Corp.(a)	1,148,591
151,959	Exar Corp.(a)	1,984,584
104,200	Gevity HR, Inc.	1,068,050
355,063	Ixia(a)	3,096,149
85,800	Perot Systems Corp., Class A(a)	1,450,878
149,053	Richardson Electronics, Ltd.	1,021,013
147,588	Rudolph Technologies, Inc.(a)	2,041,142
24,000	Silicon Laboratories, Inc.(a)	1,002 ,240

		17,820,403

	Materials (07%)
43,645	Glatfelter 647,692	647,692

	Utilities (20%)
13,810	AGL Resources, Inc.	547,152
20,860	Empire District Electric Co. (The)	471,228
10,068	Laclede Group, Inc. (The)	324,995
17,376	UIL Holdings Corp.	547,344

		1,890,719

	Total Common Stocks (Cost $78,469,252)	84,086,017

Principal Amount
CORPORATE BONDS (01%)
	Industrials (01%)
125,000	Mueller Industries, Inc., 6000%, 11/1/14, Callable 10/26/07 @ $ 103	115,625

	Total Corporate Bonds (Cost $ 125,000)	115,625

Shares
EXCHANGE TRADED FUNDS (31%)
7,400	iShares Russell 2000 Growth Index Fund	634,032
14,700	iShares Russell 2000 Index Fund	1,178,205
8,100	iShares S&P SmallCap 600 Index Fund	564,813
4,100	iShares S&P SmallCap 600/BARRA Growth Index Fund	586,997

	Total Exchange Traded Funds (Cost $2,367,465)	2,964,047

INVESTMENT COMPANY (66%)
6,188,360	Federated Treasury Obligations Fund, Institutional Shares	6,188,360

	Total Investment Company (Cost $6,188,360)	6,188,360

Total Investments — 986% (Cost $ 87,150,077)		93,354,049
Net Other Assets (Liabilities) — 14%		1,292,903

NET ASSETS — 100.0%		$94,646,952

See footnote legend to Schedules of Portfolio Investments

See accompanying notes to the financial statements

BB&T International Equity Fund

Schedule of Portfolio Investments

September 30, 2007

Shares		Fair Value
COMMON STOCKS (887%)
	Australia (47%)
74,229	BHP Billiton, Ltd.	$2,934,383
2,826	BHP Billiton, Ltd., ADR	222,123
20,582	Brambles, Ltd.	269,569
23,902	Fairfax Media, Ltd.	100,109
394,748	Macquarie Airports	1,523,718
38,420	Newcrest Mining, Ltd.	954,577
30,773	News Corp., Class B	729,082
6,049	Publishing & Broadcasting, Ltd.	105,741
12,645	Rio Tinto, Ltd.	1,214,288

		8,053,590

	Austria (35%)
10,368	Erste Bank der Oesterreichischen Sparkassen AG	790,215
42,390	Immoeast AG(a)	461,805
29,419	OMV AG	1,964,511
10,580	Raiffeisen International Bank Holding AG	1,546,365
17,888	Telekom Austria AG	468,059
2,430	Verbund - Oesterreichische Elektrizita-etswirtschafts AG, Class A	140,057
5,000	Wiener Staedtische Versicherung AG	349,356
6,181	Wienerberger AG	386,571

		6,106,939

	Belgium (11%)
599	Fortis	17,638
1,006	Groupe Bruxelles Lambert SA	122,019
6,554	KBC Ancora	734,006
7,297	KBC Groep NV	1,003,885

		1,877,548

	Bermuda (01%)
1,622	Central European Media Enterprises Ltd., Class A(a)	148,754

	Brazil (07%)
38,164	Cia Vale do Rio Doce, ADR	1,085,766
5,005	Uniao de Bancos Brasileiros SA	68,863

		1,154,629

	Canada (13%)
6,840	Cameco Corp.	315,507
65,159	Ivanhoe Mines, Ltd.(a)	846,382
9,275	Potash Corp of Saskatchewan	979,580
8,485	Talisman Energy, Inc.	166,603

		2,308,072

	Chile (01%)
898	Sociedad Quimica y Minera de Chile SA, ADR	155,740

	China (08%)
635,169	Beijing Capital International Airport Co., Ltd., Class H	1,322,001
35,000	Weiqiao Textile Co., Ltd., Class H	65,733

		1,387,734

	Cyprus (08%)
74,832	Bank of Cyprus Public Co., Ltd.	1,321,023

	Czech Republic (22%)
16,015	Komercni Banka AS	3,727,127

	Denmark (07%)
692	Carlsberg AS, Class B	94,510
1,117	FLSmidth & Co. AS	118,796
5,729	Novo Nordisk AS, Class B	691,482
442	Rockwool International AS, Class B	143,729
1,681	Vestas Wind Systems AS(a)	132,797

		1,181,314

	Finland (32%)
2,601	Elisa OYJ	80,854
24,640	Fortum OYJ	904,381
7,552	Kemira OYJ	176,392
1,535	Kesko OYJ, Class B	101,977
1,170	Metso OYJ	80,582
50,530	Nokia OYJ	1,920,931
1,537	Nokian Renkaat OYJ	60,183
4,455	OKO Bank PLC, Class A	92,112
6,245	Orion OYJ, Class B	158,688
3,597	Outotec OYJ	253,891
22,288	Ramirent OYJ	482,760
9,482	Sanoma-WSOY OYJ	294,889
2,930	Stockmann OYJ Abp, Class B	141,342
2,372	Uponor OYJ	73,634
21,917	YIT OYJ	651,300

		5,473,916

	France (86%)
988	Accor SA	87,714
7,856	Aeroports de Paris	905,139
5,994	Air Liquide	802,231
1,528	Alstom	310,637
8,570	Bouygues	739,208
46	Carrefour SA	3,223
3,843	Cie de Saint-Gobain	401,074
524	EDF Energies Nouvelles SA	41,649
10,113	Electricite de France	1,069,285
1,542	Eurazeo	227,246
24,938	France Telecom SA	835,309
771	Hermes International	86,765
4,701	JC Decaux SA	165,104
8,260	Lafarge SA	1,279,712
1,384	Lagardere SCA	117,799
15,296	LVMH Moet Hennessy Louis Vuitton SA	1,833,670
2,213	Neuf Cegetel	96,846
917	Nexity	56,527
2,805	Pernod-Ricard SA	612,085
3,960	PPR	745,030
1,078	Remy Cointreau SA	78,088
1,641	Renault SA	237,788
1,405	Sanofi-Aventis	118,965
1,031	Sodexho Alliance SA	71,302
15,989	Suez SA	941,616
923	Technip SA	82,522
22,190	Total SA	1,804,209
3,532	Veolia Environnement	304,150
5,094	Vinci SA	397,981
4,413	Vivendi	186,264
457	Wendel	77,743

		14,716,881

	Germany (77%)
806	Adidas AG	52,868

Continued

BB&T International Equity Fund

Schedule of Portfolio Investments — (continued)

September 30, 2007

Shares		Fair Value
COMMON STOCKS — (continued)
	Germany — (continued)
5,794	Arcandor AG(a)	$193,990
1,309	BASF AG	181,056
3,058	Bayer AG	243,405
2,482	Bilfinger Berger AG	193,983
29,536	Commerzbank AG	1,195,692
797	Continental AG	110,216
11,362	DaimlerChrysler AG	1,144,479
2,559	Deutsche Boerse AG	348,479
29,644	Deutsche Post AG	862,322
5,826	Deutsche Postbank AG	427,756
7,791	E.ON AG	1,440,461
20,768	Fraport AG Frankfurt Airport Services Worldwide	1,435,983
13,652	Fresenius Medical Care AG & Co. KGaA	725,534
9,213	Fresenius SE	695,222
5,741	Henkel KGaA	271,868
2,834	Henkel KGaA - VORZUG	145,844
5,886	Hypo Real Estate Holding AG	334,717
5,418	IKB Deutsche Industriebank AG(a)	108,083
2,354	IVG Immobilien AG	87,743
1,220	Merck KGaA	147,175
4,218	Praktiker Bau-und Heimwerkermaerkte Holding AG, Class A	157,884
7,851	ProSiebenSat.1 Media AG, Preference Shares	246,740
106	Puma AG Rudolf Dassler Sport	45,551
1,580	Rheinmetall AG	125,514
14,330	Rhoen Klinikum AG	458,738
2,838	RWE AG	356,930
9,684	Siemens AG	1,331,448
2,288	Tognum AG(a)	71,776
		13,141,457
	Greece (0.9%)
93,027	Alapis Holding Industrial & Commercial SA(a)	291,833
17,461	Hellenic Telecommunications Organization SA	647,358
63,744	Marfin Investment Group SA	608,999

		1,548,190

	Hong Kong (2.3%)
189,168	China Merchants Holdings International Co., Ltd.	1,176,544
22,061	China Mobile, Ltd.	361,258
478,000	Galaxy Entertainment Group, Ltd.(a)	529,413
311,157	GOME Electrical Appliances Holdings, Ltd.	610,798
34,000	Hutchison Telecommunications International, Ltd.	47,235
11,640	Melco PBL Entertainment Macau, Ltd., ADR(a)	192,060
610,029	Shun Tak Holdings, Ltd.	982,469

		3,899,777

	Hungary (3.6%)
161,177	Magyar Telekom Telecommunications PLC	897,417
732	MOL Hungarian Oil and Gas Nyrt	118,528
89,138	OTP Bank Nyrt	4,839,034
1,142	Richter Gedeon Nyrt	243,993

		6,098,972

	India (2.2%)
34,600	State Bank of India, Ltd., GDR	3,875,200

	Indonesia (0.0%)
172,430	Semen Gresik Persero Tbk PT	99,932

	Italy (2.7%)
60,802	Banca CR Firenze	572,222
22,752	Banca Popolare di Milano Scarl	336,110
3,199	Banca Popolare di Sondrio Scarl	54,739
11,576	Banco Popolare Scarl(a)	259,321
10,058	Bulgari SpA	158,337
15,731	Buzzi Unicem SpA	409,151
24,838	Capitalia SpA .	237,298
12,875	Credito Emiliano SpA	176,614
9,211	ENI SpA	341,362
5,161	Finmeccanica SpA	150,350
11,052	Geox SpA	237,496
60,672	Intesa Sanpaolo SpA	444,254
3,201	Luxottica Group SpA	108,953
43,495	Telecom Italia SpA	132,261
84,948	UniCredito Italiano SpA	726,786
7,627	Unione di Banche Italiane SCPA	205,006

		4,550,260

	Japan (5.6%)
1,690	Acom Co., Ltd.	37,665
1,874	Aiful Corp	29,367
1,800	Aisin Seiki Co., Ltd.	71,928
4,000	Bank of Kyoto, Ltd. (The)	48,509
19,922	Bank of Yokohama, Ltd. (The)	137,537
8,523	Canon, Inc.	465,235
8,000	Chiba Bank, Ltd. (The)	61,846
1,600	Credit Saison Co., Ltd.	41,231
7,000	Daihatsu Motor Co., Ltd.	72,703
3,800	Daikin Industries, Ltd.	182,945
4,000	Daiwa Securities Group, Inc.	38,097
5,600	Denso Corp.	211,100
37	Dentsu, Inc.	105,010
25	East Japan Railway Co.	197,188
1,700	Eisai Co., Ltd.	80,364
1,625	Fanuc, Ltd.	165,662
26	Fuji Television Network, Inc.	52,287
8,000	Gunma Bank, Ltd. (The)	53,350
6,606	Honda Motor Co., Ltd.	221,992
4,820	Hoya Corp.	164,492
2,100	Ibiden Co., Ltd.	176,790
8,000	Itochu Corp.	97,157
58	Japan Tobacco, Inc.	318,617
1,180	JFE Holdings, Inc.	83,622
2,700	JS Group Corp.	46,965
1,800	JSR Corp.	44,113
15	KDDI Corp.	111,261
4,200	Komatsu, Ltd.	141,140
4,202	Kubota Corp.	34,607
1,300	Kyocera Corp.	121,891
2,500	Makita Corp.	109,694
19,000	Matsushita Electric Industrial Co., Ltd.	356,462
2,600	Mitsubishi Corp.	82,392
7,000	Mitsubishi Electric Corp.	87,755
35	Mitsubishi UFJ Financial Group, Inc.	307,753
5,000	Mitsubishi UFJ Securities Co.	43,790
3,000	Mitsui & Co., Ltd.	72,868
2,223	Mitsui Fudosan Co., Ltd.	61,736
37	Mizuho Financial Group, Inc.	210,987
Continued

BB&T International Equity Fund

Schedule of Portfolio Investments — (continued)

September 30, 2007

Shares		Fair Value
COMMON STOCKS — (continued)
	Japan — (continued)
6,000	Nikon Corp.	$206,329
519	Nintendo Co., Ltd.	270,197
10,111	Nippon Electric Glass Co., Ltd.	162,846
32	Nippon Telegraph & Telephone Corp.	149,602
3,200	Nissan Motor Co., Ltd.	32,065
3,749	Nitto Denko Corp.	174,289
3,213	Nomura Holdings, Inc.	53,874
8,000	NSK, Ltd.	70,204
73	NTT DoCoMo, Inc.	104,227
1,800	Promise Co., Ltd.	43,878
7,000	Ricoh Co., Ltd.	148,087
4	Sapporo Hokuyo Holdings, Inc.	39,699
2,400	Seven & I Holdings Co., Ltd.	61,742
2,000	Sharp Corp.	36,303
5,000	Shizuoka Bank, Ltd. (The)	48,579
5,766	Sony Corp.	279,603
5,700	Stanley Electric Co., Ltd.	137,457
13,000	Sumitomo Chemical Co., Ltd.	111,479
5,000	Sumitomo Corp.	96,635
4,500	Sumitomo Electric Industries, Ltd.	71,693
9,998	Sumitomo Heavy Industries, Ltd.	128,734
19,000	Sumitomo Metal Industries, Ltd.	110,826
29	Sumitomo Mitsui Financial Group, Inc.	225,961
6,248	Sumitomo Trust & Banking Co., Ltd. (The)	47,269
3,000	Suruga Bank, Ltd.	36,643
8,000	Suzuki Motor Corp.	236,800
1,500	Takata Corp.	58,503
2,500	Takeda Pharmaceutical Co., Ltd.	175,859
1,794	Takefuji Corp.	35,610
8,000	Toray Industries, Inc.	63,518
10,210	Toyota Motor Corp.	602,653
4,409	Yamada Denki Co., Ltd.	436,428
2,300	Yamaha Motor Co., Ltd.	58,669
1,000	Yamato Holdings Co., Ltd.	15,000
4,600	Yokogawa Electric Corp.	55,986

		9,535,355

	Korea (South) (0.5%)
1,425	Hyundai Motor Co.	115,065
364	NHN Corp.(a)	84,239
1,106	Samsung Electronics Co., Ltd.	694,875

		894,179

	Luxembourg (0.3%)
5,834	Millicom International Cellular SA(a)	489,473

	Mexico (0.9%)
1,702	America Movil SAB de CV, ADR, Series L	108,928
40,877	America Movil SAB de CV, Series L	130,808
23,768	Controladora Comercial Mexicana SAB de CV	63,041
67,192	Corporacion Moctezuma, SAB de CV	199,535
1,241	Desarrolladora Homex SAB de CV, ADR(a)	68,876
5,885	Fomento Economico Mexicano SAB de CV, ADR	220,099
106,376	Grupo Financiero Banorte SAB de CV, Class O	421,131
2,936	Grupo Televisa SA, ADR	70,963
62,062	Urbi Desarrollos Urbanos SA de CV(a)	223,000

		1,506,381

	Netherlands (1.8%)
2,921	Heineken NV	191,682
7,310	ING Groep NV	324,488
10,292	Koninklijke Ahold NV(a)	155,563
5,074	Koninklijke Philips Electronics NV	228,995
2,104	Koninklijke Vopak NV	120,007
24,181	Royal KPN NV	419,631
18,509	TNT NV	775,948
31,688	Unilever NV CVA	978,262

		3,194,576

	New Zealand (0.1%)
115,327	Auckland International Airport, Ltd.	273,546

	Norway (1.2%)
3,666	Aker Kvaerner ASA	116,788
5,139	DnB NOR ASA	78,831
147,578	Marine Harvest(a)	187,783
25,974	Norsk Hydro ASA	1,129,776
4,833	Orkla ASA	86,328
18,693	Telenor ASA(a)	374,467
5,706	Yara International ASA	180,454

		2,154,427

	Poland (3.5%)
1,659	Bank BPH SA	571,257
14,818	Bank Handlowy w Warszawie SA	635,838
7,629	Bank Millennium SA	34,064
12,580	Bank Pekao SA	1,168,627
8,527	Bank Zachodni WBK SA	816,321
1,182	BRE Bank SA(a)	228,551
400	ING Bank Slaski SA	137,735
181,999	Polskie Gornictwo Naftowe I Gazownictwo SA	346,403
66,078	Powszechna Kasa Oszczednosci Bank Polski SA	1,380,193
91,957	Telekomunikacja Polska SA	728,975

		6,047,964

	Portugal (0.5%)
13,305	Energias de Portugal SA	77,786
123,103	Jeronimo Martins SGPS SA	756,568

		834,354

	Russia (4.9%)
8,170	CTC Media, Inc.(a)	179,413
4	Evrocement Group OJSC(a)	74,000
31,017	Gazprom OAO, ADR	1,360,095
2,759	LUKOIL, ADR	229,825
3,630	MMC Norilsk Nickel, ADR	929,280
61,917	NovaTek OAO	310,514
330	Open Investments(a) (g)	97,680
18,471	Pharmstandard, GDR(a) (d)	356,490
6,293	Polyus Gold Co., ADR	273,746
97,658	Rosneft Oil Co. OAO, GDR(a)	830,093
299,125	Sberbank	1,247,351
231	Silvinit, Pfd.(g)	69,531
10,784	Sistema-Hals, GDR(a) (d)	104,605
32,193	TNK-BP Holding(a)	65,996
8,115	Unified Energy System, GDR(a)	985,972
17,688	Uralkali	61,024
92,723	URSA Bank, Preference Shares(g)	179,419
8,430	Vimpel-Communications, ADR	227,947
33,947	VTB Bank OJSC, GDR(a) (d)	312,312

Continued

BB&T International Equity Fund

Schedule of Portfolio Investments — (continued)

September 30, 2007

Shares		Fair Value
COMMON STOCKS — (continued)
	Russia — (continued)
2,507	Wimm-Bill-Dann Foods OJSC	$201,814
2,408	Wimm-Bill-Dann Foods OJSC, ADR	263,291
3,742	X5 Retail Group NV, GDR(a)	127,415

		8,487,813

	South Africa (0.2%)
4,168	Impala Platinum Holdings, Ltd.	145,199
5,709	MTN Group, Ltd.	85,196
2,496	Standard Bank Group, Ltd.	35,886

		266,281

	Spain (0.8%)
3,107	Gamesa Corp. Tecnologica SA	126,931
5,479	Inditex SA	369,230
46,330	Mapfre SA	209,423
23,407	Telefonica SA	655,192

		1,360,776

	Sweden (2.5%)
6,718	Getinge AB, Class B	162,630
5,080	Hennes & Mauritz AB, Class B	322,028
6,416	Modern Times Group AB, Class B	414,186
51,741	Nordea Bank AB	901,680
5,294	OMX AB	229,617
18,060	Skandinaviska Enskilda Banken AB, Class A	587,137
6,900	Skanska AB, Class B	136,788
2,535	Svenska Cellulosa AB, Class B	47,304
31,988	Swedbank AB, Class A	1,069,725
46,410	Telefonaktiebolaget LM Ericsson, B Shares	185,810
17,399	TeliaSonera AB	157,274

		4,214,179

	Switzerland (7.4%)
12,143	ABB, Ltd.	319,781
1,398	BKW FMB Energie AG	153,699
20,953	Compagnie Financiere Richemont SA	1,388,468
2,081	Credit Suisse Group	138,167
890	Flughafen Zuerich AG	343,807
13,779	Holcim, Ltd.	1,521,992
10,028	Nestle SA	4,504,740
19,809	Novartis AG	1,093,174
6,197	Roche Holding AG	1,123,631
209	SGS SA.	238,755
3,410	Swatch Group AG (The)	1,118,849
774	Syngenta AG	166,866
2,563	UBS AG	137,809
7,779	Xstrata PLC	516,308

		12,766,046

	Taiwan (0.0%)
4,902	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	49,608

	Turkey (1.0%)
195,030	Dogan Sirketler Grubu Holdings(a)	426,578
30,593	Haci Omer Sabanci Holding AS	196,434
66,799	Turkiye Garanti Bankasi AS	511,923
86,977	Turkiye Is Bankasi, Class C	526,041

		1,660,976

	Ukraine (0.6%)
171,687	Raiffeisen Bank Aval	37,412
4,158	Ukrnafta Oil Co.(a)	293,750
66,369	UkrTelecom, GDR(a)	642,595

		973,757

	United Kingdom (9.7%)
7,350	Aegis Group PLC	18,798
13,768	Amec PLC	208,734
15,071	Anglo American PLC	1,014,169
10,257	BAE Systems PLC	103,565
70,790	BHP Billiton PLC	2,534,628
12,633	BP PLC	146,682
30,479	Burberry Group PLC	409,704
96,721	Compass Group PLC	597,630
72,422	Diageo PLC	1,591,399
27,906	GlaxoSmithKline PLC	740,529
1,787	Go-Ahead Group PLC	87,310
12,959	Intertek Group PLC	251,088
8,143	Kingfisher PLC	29,789
38,100	QinetiQ PLC	136,611
13,957	Reckitt Benckiser PLC	820,127
16,702	Rio Tinto PLC	1,444,800
40,037	Rolls-Royce Group PLC(a)	428,008
5,442	SABMiller PLC	154,989
16,141	Scottish & Newcastle PLC	201,944
41,437	Sibir Energy PLC	439,160
90,122	Smith & Nephew PLC	1,101,725
93,048	Tesco PLC	836,225
769,597	Vodafone Group PLC	2,779,153
21,790	William Hill PLC	286,886
24,254	WPP Group PLC	328,508

		16,692,161

	Total Common Stocks (Cost $136,168,093)	152,228,907

EXCHANGE TRADED FUNDS (4.2%)
	Hong Kong (1.8%)
72,625	Hang Seng Investment Index Funds Series - H-Share Index	1,609,664
24,200	Hang Seng Investment Index Funds Series II - Hang Seng Index	854,830
192,496	Tracker Fund of Hong Kong	684,669

		3,149,163

	Singapore (0.5%)
108,098	iShares MSCI India(a)	848,569

	United States (1.9%)
26,683	iShares MSCI Australia Index Fund	847,719
5,609	iShares MSCI Brazil Index Fund	412,542
59,656	iShares MSCI Canada Index Fund	1,955,524

		3,215,785

	Total Exchange Traded Funds (Cost $6,868,297)	7,213,517

Continued

BB&T International Equity Fund

Schedule of Portfolio Investments — (continued)

September 30, 2007

Shares		Fair Value
RIGHTS/WARRANTS (1.2%)
	Austria (0.0%)
10,580	Raiffeisen International Bank Rights, expire 10/03/07	$—
6,181	Wienerberger AG Rights, expire 10/08/07(a)	—

		—

	India (0.9%)
16,114	Banking Index Benchmark Exchange Traded Scheme Warrants, Expire 1/20/10(a) (d)	326,889
21,020	Bharti Airtel, Ltd. Warrants, expire 05/31/10(a) (d)	502,499
34,008	Canara Bank, Warrants, Expire 01/19/09(a)	237,682
6,850	ICICI Bank, Ltd. Warrants, expire 01/19/09(a)	182,244
6,956	ICICI Bank, Ltd. Warrants, expire 05/10/10(a)	184,275
2,038	Suzlon Energy, Ltd. Warrants, expire 09/16/10	74,157

		1,507,746

	Italy (0.0%)
59,151	Capitalia SpA Rights, expire 10/03/07	—

	Romania (0.3%)
49,162	BRD-Group Societe Generale, Warrants, Expire 06/30/17(a)	550,958

	Total Rights/Warrants (Cost $1,926,081)	2,058,704

INVESTMENT COMPANY (4.4%)
	United States (4.4%)
7,516,173	Federated Treasury Obligations Fund, Institutional Shares	7,516,173

	Total Investment Company (Cost $7,516,173)	7,516,173

Total Investments — 98.5% (Cost $ 152,478,644)		169,017,301
Net Other Assets (Liabilities) — 1.5%		2,618,237

NET ASSETS — 100.0%		$171,635,538

Sector		Percentage of net assets
Consumer Discretionary		10.8%
Consumer Staples		7.7%
Energy		5.9%
Exchange Traded Fund		2.4%
Financials		26.1%
Health Care		4.7%
Industrials		10.8%
Information Technology		2.6%
Investment Company		4.4%
Materials		12.4%
Telecommunication Services		7.0%
Utilities		3.7%

		98.5%

Currency	Delivery Date	Contract Amount in Local Currency	Contract Amount in U.S. Dollar	Fair Value	Unrealized Appreciation (Depreciation)
Short
Czech Koruna vs. U.S. Dollar	12/27/2007	14,208,630	$728,909	$738,966	$(10,057)
Hungary Forint vs. U.S. Dollar	11/19/2007	318,714,197	1,643,912	1,804,959	(161,047)
Mexican Peso vs. U.S. Dollar	11/20/2007	8,600,195	758,274	783,515	(25,241)
Polish Zloty vs. U.S. Dollar	11/19/2007	4,151,023	1,458,110	1,571,643	(113,533)
Turkish Lira vs. U.S. Dollar	11/19/2007	1,667,414	1,153,967	1,356,978	(203,011)
Turkish Lira vs. U.S. Dollar	12/24/2007	523,500	410,910	421,397	(10,487)

Total Short Contracts			$6,154,082	$6,677,458	$(523,376)

Long
Australian Dollar vs. U.S. Dollar	12/12/2007	993,760	$857,847	$878,973	$21,126
British Pound vs. U.S. Dollar	12/24/2007	491,800	986,108	1,004,232	18,124
Canadian Dollar vs. U.S. Dollar	12/27/2007	807,861	807,256	813,098	5,842
Japanese Yen vs. U.S. Dollar	11/8/2007	812,359,395	6,967,062	7,108,509	141,447
Japanese Yen vs. U.S. Dollar	11/20/2007	615,211,449	5,514,206	5,391,193	(123,013)

Total Long Contracts			$15,132,479	$15,196,005	$63,526

See footnote legend to the Schedule of Portfolio Investments.

See accompanying notes to the financial statements.

BB&T Special Oppotunities Equity Fund

Schedule of Portfolio Investments

September 30, 2007

Shares		Fair Value
COMMON STOCKS (88.7%)
	Consumer Discretionary (10.0%)
536,000	Comcast Corp., Class A(a)	$12,960,480
522,000	News Corp., Class A	11,478,780
256,100	Yum! Brands, Inc	8,663,863

		33,103,123

	Consumer Staples (3.3%)
348,500	Smithfield Foods, Inc.(a) (h)	10,977,750

	Energy (16.0%)
155,500	Apache Corp	14,004,330
287,100	CONSOL Energy, Inc.(h)	13,378,860
249,000	Noble Corp.(h) .	12,213,450
200,000	Weatherford International, Ltd.(a) (h)	13,436,000

		53,032,640

	Financials (6.2%)
144,300	Apartment Investment & Management Co.,
	Class A, REIT	6,512,259
10,900	Markel Corp.(a)	5,275,600
245,400	Wells Fargo & Co	8,741,148

		20,529,007

	Health Care (16.9%)
94,500	Coventry Health Care, Inc.(a)	5,878,845
217,000	McKesson Corp.	12,757,430
49,500	MedCath Corp.(a)	1,359,270
252,000	Teva Pharmaceutical Industries, Ltd., ADR	11,206,440
247,000	UnitedHealth Group, Inc.	11,962,210
311,500	Varian Medical Systems, Inc.(a)	13,048,735

		56,212,930

	Industrials (8.1%)
221,000	J.B. Hunt Transport Services, Inc.	5,812,300
96,500	L-3 Communications Holdings, Inc.	9,856,510
750,500	Southwest Airlines Co.	11,107,400

		26,776,210

	Information Technology (22.4%)
333,340	ACI Worldwide, Inc.(a)	7,450,149
229,900	Activision, Inc.(a) (h)	4,963,541
409,500	Akamai Technologies, Inc.(a)	11,764,935
14,000	Corning, Inc.(h)	345,100
248,000	Digital River, Inc.(a)	11,098,000
149,000	Fair Isaac Corp.	5,380,390
219,000	Harris Corp.	12,656,010
426,500	Symantec Corp.(a)	8,265,570
465,000	Yahoo!, Inc.(a)	12,480,600

		74,404,295

	Materials (5.8%)
414,100	Nalco Holding Co.	12,278,065
270,400	Sealed Air Corp.	6,911,424

		19,189,489

	Total Common Stocks (Cost $239,994,004)	294,225,444

INVESTMENT COMPANIES (12.4%)
41,007,766	Federated Treasury Obligations Fund, Institutional Shares	41,007,766
16,900	Morgan Stanley Quality Municipal Income Trust	227,305

	Total Investment Companies (Cost $41,228,400)	41,235,071

Total Investments — 101.1% (Cost $ 281,222,404)		335,460,515
Net Other Assets (Liabilities) — (1.1)%		(3,606,263)

NET ASSETS — 100.0%		$331,854,252

See footnote legend to Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

BB&T Equity Income Fund

Schedule of Portfolio Investments

September 30, 2007

Shares		Fair Value
COMMON STOCKS (925%)
	Consumer Discretionary (54%)
291,000	Pearson PLC, ADR	$4,498,860
246,000	Regal Entertainment Group, Class A	5,399,700

		9,898,560

	Consumer Staples (102%)
93,000	Altria Group, Inc.	6,466,290
84,500	General Mills, Inc.	4,901,845
101,000	PepsiCo, Inc.	7,399,260

		18,767,395

	Energy (180%)
102,500	BP PLC, ADR	7,108,375
63,800	Chevron Corp	5,970,404
79,000	ConocoPhillips	6,933,830
161,800	Kinder Morgan Management LLC(a)	7,564,149
172,300	Natural Resource Partners, LP	5,372,314
7,866	Natural Resource Partners, LP, SUB UNIT	242,115

		33,191,187

	Financials (258%)
146,000	Citigroup, Inc.	6,813,820
63,625	Endurance Specialty Holdings, Ltd	2,643,619
125,000	Federated Investors, Inc., Class B(h)	4,962,500
197,500	First Industrial Realty Trust, Inc., REIT	7,676,825
280,000	Realty Income Corp, REIT	7,826,000
183,100	US Bancorp	5,956,243
168,400	Washington Real Estate Investment Trust, REIT	5,587,512
149,400	Weingarten Realty Investors, REIT	6,194,124

		47,660,643

	Health Care (106%)
102,500	Abbott Laboratories	5,496,050
134,000	GlaxoSmithKline PLC, ADR	7,128,800
285,000	Pfizer, Inc.	6,962,550

		19,587,400

	Industrials (72%)
170,000	General Electric Co	7,038,000
82,000	United Parcel Service, Inc., Class B	6,158,200

		13,196,200

	Information Technology (95%)
152,000	Microchip Technology, Inc.	5,520,640
199,000	Nokia Corp, ADR(h)	7,548,070
442,003	Taiwan Semiconductor Manufacturing Co, Ltd, ADR	4,473,070

		17,541,780

	Materials (26%)
98,500	EI DuPont de Nemours & Co	4,881,660

	Telecommunication Services (32%)
132,000	Verizon Communications, Inc.	5,844,960

	Total Common Stocks (Cost $145,901,034)	170,569,785

	INVESTMENT COMPANY (89%)
16,369,289	Federated Treasury Obligations Fund, Institutional Shares	16,369,289

	Total Investment Company (Cost $16,369,289)	16,369,289

Total Investments — 1014% (Cost $ 162,270,323)		186,939,074
Net Other Assets (Liabilities) — (14)%		(2,554,971)

NET ASSETS — 100.0%		$184,384,103

See footnote legend to Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

BB&T Short U.S. Government Fund

Schedule of Portfolio Investments

September 30, 2007

Principal Amount		Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS (38%)
	Federal Home Loan Mortgage Corp (27%)
$449,840	4.500%, 1/15/11, Series 2782, Class MC	$449,314
759,337	5.000%, 6/15/24, Series 2915, Class KA	759,543

		1,208,857

	Federal National Mortgage Association (11%)
506,037	6.000%, 4/25/18, Series 2002-27, Class VB	505,469

	Total Collateralized Mortgage Obligations (Cost $ 1,720,303)	1,714,326

MORTGAGE-BACKED SECURITIES (247%)
	Federal Home Loan Mortgage Corp (58%)
421,180	5.000%, 12/1/08, Pool #M80714	419,292
1,409,796	4.500%, 1/1/10, Pool #M80792	1,392,988
185,105	6.500%, 5/1/13, Pool #E00548	190,048
570,005	6.000%, 9/1/16, Pool #E01049	578,583

		2,580,911

	Federal National Mortgage Association (189%)
1,122,867	4.500%, 1/1/10, Pool #254626	1,110,755
415,590	6.500%, 8/1/13, Pool #251901	426,983
329,771	6.000%, 3/1/16, Pool #253702	334,927
348,233	6.000%, 4/1/16, Pool #535846	353,678
617,670	6.500%, 4/1/16, Pool #253706	633,815
255,172	6.000%, 8/1/16, Pool #545125	259,148
1,490,975	5.000%, 11/1/17, Pool #254510	1,466,949
1,615,035	5.000%, 12/1/17, Pool #254545	1,589,010
2,363,466	4.500%, 3/1/18, Pool #555292	2,281,737

		8,457,002

	Total Mortgage-Backed Securities (Cost $ 11,244,180)	11,037,913

US GOVERNMENT AGENCIES (556%)
	Federal Farm Credit Bank (134%)
5,000,000	4.125%, 4/15/09	4,976,415
1,000,000	5.375%, 7/18/11	1,028,871

		6,005,286

	Federal Home Loan Bank (145%)
1,500,000	4.750%, 4/24/09	1,506,873
4,000,000	3.750%, 8/18/09	3,954,600
1,000,000	4.625%, 2/18/11, Series 616	1,004,901

		6,466,374

	Federal Home Loan Mortgage Corp (132%)
4,500,000	2.750%, 3/15/08	4,456,701
1,500,000	3.375%, 4/15/09	1,476,373

		5,933,074

	Federal National Mortgage Association (145%)
2,500,000	4.670%, 10/10/07**	2,497,128
1,500,000	4.625%, 1/15/08	1,498,535
2,500,000	3.875%, 2/15/10	2,471,150

		6,466,813

	Total US Government Agencies (Cost $ 24,699,040)	24,871,547

US TREASURY NOTES (117%)
4,000,000	4.625%, 3/31/08	4,009,376
500,000	4.250%, 10/15/10	503,164
750,000	4.125%, 8/31/12	746,954

	Total US Treasury Notes (Cost $ 5,236,562)	5,259,494

US TREASURY BILLS (22%)
1,000,000	4.867%, 2/7/08**	986,197

	Total US Treasury Bills (Cost $ 983,194)	986,197

Shares
INVESTMENT COMPANY (14%)
607,935	Federated Treasury Obligations Fund, Institutional Shares	607,935

	Total Investment Company (Cost $ 607,935)	607,935

Total Investments — 994% (Cost $ 44,491,214)		44,477,412
Net Other Assets (Liabilities) — 06%		256,333

NET ASSETS — 100.0%		$44,733,745

See footnote legend to Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

BB&T Intermediate U.S. Government Fund

Schedule of Portfolio Investments

September 30, 2007

Principal Amount		Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS (12.5%)
	Federal Home Loan Mortgage Corp. (12.5%)
$18,184,523	5.125%, 10/15/15, Series R003, Class AG	$18,125,487

	Total Collateralized Mortgage Obligations (Cost $17,921,678)	18,125,487

MORTGAGE-BACKED SECURITIES (58.1%)
	Federal Home Loan Mortgage Corp. (8.5%)
6,464,924	4.500%, 2/1/18, Pool #E94445	6,239,292
6,186,919	5.500%, 2/1/29, Pool #A18613	6,088,462

		12,327,754

	Federal National Mortgage Association (49.6%)
5,526,230	5.000%, 1/1/18, Pool #650205	5,432,163
4,726,932	4.500%, 3/1/18, Pool #555292	4,563,475
1,819,448	5.500%, 1/1/33, Pool #678321	1,787,826
3,528,289	5.000%, 7/1/33, Pool #724965	3,379,706
1,260,372	5.000%, 8/1/33, Pool #738751	1,207,606
781,273	5.000%, 8/1/33, Pool #724365	749,882
987,632	5.000%, 10/1/33, Pool #753298	946,570
3,091,115	6.500%, 11/1/34, Pool #783476	3,147,681
21,815,681	4.500%, 2/1/35, Pool #815426	20,249,801
13,278,355	5.500%, 5/1/35, Pool #825530	13,021,732
9,413,987	5.500%, 9/1/35, Pool #835787	9,232,049
8,224,806	5.500%, 8/1/37, Pool #946238	7,994,493

		71,712,984

	Total Mortgage-Backed Securities (Cost $85,606,592)	84,040,738

U.S. GOVERNMENT AGENCIES (19.1%)
	Federal Home Loan Mortgage Corp. (9.3%)
13,425,000	5.250%, 11/5/12, Callable 11/5/07 @ 100	13,432,854

	Private Export Funding Corp. (9.8%)
4,350,000	4.974%, 8/15/13	4,411,796
10,000,000	4.550%, 5/15/15	9,806,180

		14,217,976

	Total U.S. Government Agencies (Cost $27,972,816)	27,650,830

U.S. TREASURY NOTES (8.8%)
10,000,000	4.625%, 7/31/12	10,174,220
2,500,000	4.750%, 8/15/17	2,533,595

	Total U.S. Treasury Notes (Cost $12,703,248)	12,707,815

Shares
INVESTMENT COMPANY (1.2%)
1,735,587	Federated Treasury Obligations Fund, Institutional Shares	1,735,587

	Total Investment Company (Cost $1,735,587)	1,735,587

Total Investments — 99.7% (Cost $145,939,921)		144,260,457
Net Other Assets (Liabilities) — 0.3%		399,763

NET ASSETS — 100.0%		$144,660,220

See footnote legend to Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

BB&T Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2007

Principal Amount		Fair Value
ASSET BACKED SECURITIES (4.2%)
$2,600,000	American Express Credit Account Master Trust, Series 2003-2, Class A, 5.863%, 10/15/10*(b)	$2,601,167
5,095,000	Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-4, Class 1A5 STEP, 5.416%, 5/25/33	4,945,668
667,000	Citibank Credit Card Issuance Trust, Series 2003-A1, Class A1, 5.460%, 1/15/10*(b)	667,130
4,000,000	Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB5, Class AF2, STEP, 4.831%, 8/25/35	3,908,683
1,057,000	Discover Card Master Trust I, Series 2004-2, Class A1, 5.773%, 5/15/10*(b)	1,057,272
2,150,000	MBNA Credit Card Master Note Trust, Series 2003-A3, Class A3, 5.873%, 8/16/10*(b)	2,150,965
3,428,213	Residential Asset Mortgage Products, Inc., Series 2003-RS4, Class AI6, 4.018%, 3/25/33*	3,223,809

	Total Asset Backed Securities (Cost $19,045,151)	18,554,694

COLLATERALIZED MORTGAGE OBLIGATIONS (3.4%)
	Federal Home Loan Mortgage Corp. (1.4%)
3,162,516	5.000%, 8/15/31, Series 3025, Class AB	3,136,580
3,199,911	5.500%, 7/15/16, Series 3061, Class VU	3,227,552

		6,364,132

	Federal National Mortgage Association (2.0%)
2,818,683	4.000%, 1/25/18, Series 2003-35, Class NA	2,726,422
3,466,778	5.000%, 5/25/22, Series 2003-79, Class NX	3,431,879
2,715,403	5.500%, 10/25/24, Series 2006-18, Class CA	2,738,925

		8,897,226

	Total Collateralized Mortgage Obligations (Cost $15,103,320)	15,261,358

COMMERCIAL MORTGAGE-BACKED SECURITIES (5.6%)
1,793,000	Banc of America Commercial Mortgage, Inc., Series 2004-6, Class A5, 4.811%, 12/10/42	1,724,126
7,138,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A3, 5.607%, 10/15/48	7,173,786
7,100,000	CS First Boston Mortgage Securities Corp., Series 2005-C5, Class A3, 5.100%, 8/15/38*	7,009,437
2,600,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-3, Class A3, 5.389%, 7/12/46*	2,586,489
6,700,000	Morgan Stanley Capital I, Series 2007-IQ13, Class A3, 5.330%, 3/15/44	6,585,521

	Total Commercial Mortgage-Backed Securities (Cost $25,143,771)	25,079,359

CORPORATE BONDS (19.9%)
	Consumer Discretionary (1.7%)
2,140,000	Comcast Corp., 5.500%, 3/15/11	2,144,119
2,200,000	Historic TW, Inc., 9.125%, 1/15/13	2,522,117
2,864,000	Time Warner, Inc., 5.875%, 11/15/16	2,801,823

		7,468,059

	Consumer Staples (1.3%)
1,450,000	CVS Caremark Corp., 5.750%, 8/15/11	1,468,830
4,460,000	CVS Caremark Corp., 4.875%, 9/15/14	4,239,707

		5,708,537

	Energy (0.5%)
2,276,000	Peabody Energy Corp., Series B, 6.875%, 3/15/13	2,298,760

	Financials (7.3%)
838,000	Bank of America Corp., 6.250%, 4/15/12	868,245
2,600,000	Bank of America Corp., 5.125%, 11/15/14	2,543,167
2,115,000	Capital One Financial Corp., 5.500%, 6/1/15	2,015,115
2,355,000	ERP Operating LP, 5.125%, 3/15/16	2,182,567
3,459,000	GATX Financial Corp., 5.125%, 4/15/10	3,485,665
1,927,000	General Electric Capital Corp., MTN, 5.000%, 1/8/16	1,867,288
6,900,000	General Electric Capital Corp., MTN, Series A, 6.000%, 6/15/12	7,114,900
1,289,000	Goldman Sachs Group, Inc. (The), 5.125%, 1/15/15	1,237,651
2,830,000	Lehman Brothers Holdings, Inc., MTN, 6.200%, 9/26/14	2,841,210
1,827,000	Lehman Brothers Holdings, Inc., MTN, Series G, 4.800%, 3/13/14	1,699,472
6,985,000	Prudential Financial, Inc., MTN, Series B, 5.100%, 9/20/14	6,733,547

		32,588,827

	Health Care (0.4%)
2,167,000	Cardinal Health, Inc., 4.000%, 6/15/15	1,910,102

	Industrials (1.3%)
2,275,000	General Dynamics Corp., 4.250%, 5/15/13	2,145,209
3,350,000	Goodrich (BF) Corp., 6.290%, 7/1/16	3,465,619

		5,610,828

	Information Technology (3.8%)
2,270,000	Cisco Systems, Inc., 5.250%, 2/22/11	2,291,115
3,499,000	Cisco Systems, Inc., 5.500%, 2/22/16	3,475,606
2,340,000	Hewlett-Packard Co., 6.500%, 7/1/12	2,464,205
540,000	Hewlett-Packard Co., 5.400%, 3/1/17	524,853
2,185,000	International Business Machines Corp., 5.700%, 9/14/17	2,196,447
3,986,000	Oracle Corp. and Ozark Holding, Inc., 5.000%, 1/15/11	3,977,139
2,128,000	Oracle Corp. and Ozark Holding, Inc., 5.250%, 1/15/16	2,072,117

		17,001,482

	Telecommunication Services (1.0%)
4,080,000	New Cingular Wireless Services, Inc., 8.125%, 5/1/12(b)	4,524,137

	Utilities (2.6%)
4,402,000	Duke Energy Carolinas LLC, 6.250%, 1/15/12	4,557,052
2,316,000	FirstEnergy Corp., Series B, 6.450%, 11/15/11	2,394,431
1,909,000	Ohio Power Co., Series K, 6.000%, 6/1/16	1,917,896
2,730,000	TECO Energy, Inc., 7.500%, 6/15/10	2,856,519

		11,725,898

	Total Corporate Bonds (Cost $89,086,358)	88,836,630

Continued

BB&T Total Return Bond Fund

Schedule of Portfolio Investments — (continued)

September 30, 2007

Principal Amount		Fair Value
MORTGAGE-BACKED SECURITIES (35.0%)
	Federal Home Loan Mortgage Corp. (17.7%)
$1,607,143	6.000%, 10/1/19, Pool #G11679	$1,630,122
2,746,622	5.000%, 5/1/20, Pool #B19275	2,693,030
486,918	5.500%, 3/1/21, Pool #J01432	485,668
4,243,573	5.000%, 9/1/21, Pool #G12381	4,160,773
3,314,776	5.500%, 10/1/21, Pool #G12425	3,305,505
3,859,237	5.500%, 11/1/21, Pool #G12454	3,848,443
1,343,548	5.000%, 12/1/21, Pool #J04025	1,317,305
2,441,697	5.000%, 7/1/25, Pool #C90908	2,360,171
2,026,337	4.500%, 6/1/35, Pool #G01842	1,882,754
4,691,069	5.500%, 6/1/35, Pool #A35148	4,599,079
2,973,778	5.500%, 7/1/35, Pool #A36540	2,915,463
1,155,413	6.000%, 7/1/35, Pool #A36304	1,157,718
1,113,456	5.500%, 8/1/35, Pool #A36652	1,091,622
1,703,437	5.000%, 9/1/35, Pool #A37961	1,627,579
891,503	5.500%, 9/1/35, Pool #G08080	874,021
4,184,603	5.120%, 12/1/35, Pool #847603*	4,067,498
1,353,681	5.500%, 12/1/35, Pool #A40359	1,327,136
1,742,065	5.000%, 3/1/36, Pool #G08115	1,664,486
3,722,412	5.500%, 4/1/36, Pool #A44445	3,645,418
1,785,492	6.500%, 5/1/36, Pool #A48509	1,817,855
618,530	5.000%, 7/1/36, Pool #G02291	590,173
5,195,106	5.917%, 12/1/36, Pool #1J1390*	5,212,377
3,536,467	5.976%, 1/1/37, Pool #1Q0192*	3,543,127
3,987,964	6.000%, 4/1/37, Pool #A58853	3,992,682
14,041,431	5.000%, 7/1/37, Pool #G03050	13,393,739
5,863,635	6.000%, 8/1/37, Pool #A64067	5,870,572

		79,074,316

	Federal National Mortgage Association (15.8%)
110,411	6.000%, 10/1/13, Pool #252061	112,057
187,288	5.500%, 4/1/18, Pool #685496	187,265
2,619,422	4.500%, 6/1/19, Pool #780349	2,524,573
272,238	5.000%, 8/1/20, Pool #832058	266,923
479,641	5.000%, 8/1/20, Pool #838787	470,276
1,139,273	5.500%, 11/1/20, Pool #843972	1,137,054
1,306,446	5.500%, 12/1/20, Pool #831138	1,303,902
1,021,679	5.500%, 5/1/21, Pool #895628	1,019,689
653,259	5.500%, 6/1/21, Pool #831526	651,842
146,229	5.000%, 5/1/22, Pool #256716	143,331
2,318,347	6.000%, 7/1/22, Pool #944967	2,349,604
2,524,662	6.000%, 9/1/22, Pool #907006	2,558,700
1,489,743	5.000%, 9/1/25, Pool #255892	1,438,370
4,111,109	5.500%, 2/1/27, Pool #256600	4,057,121
722,675	6.500%, 1/1/35, Pool #809198	738,113
5,148,966	5.500%, 3/1/35, Pool #787561	5,049,455
4,364,144	5.500%, 4/1/35, Pool #822982	4,283,379
401,772	6.000%, 4/1/35, Pool #735503	403,802
1,007,617	7.000%, 6/1/35, Pool #830686	1,039,608
714,471	7.000%, 6/1/35, Pool #255820	737,154
2,386,962	5.500%, 10/1/35, Pool #817568	2,340,831
1,140,234	5.500%, 2/1/36, Pool #831295	1,118,197
1,922,703	5.500%, 2/1/36, Pool #256101	1,885,544
1,808,410	6.500%, 3/1/36, Pool #866062	1,841,594
2,805,684	5.621%, 5/1/36, Pool #871259*	2,794,600
2,753,913	5.446%, 6/1/36, Pool #905183*	2,749,488
1,531,983	6.500%, 7/1/36, Pool #885493	1,560,095
628,965	5.500%, 12/1/36, Pool #922224	616,178
4,389,386	6.000%, 12/1/36, Pool #888029	4,396,694
9,720,947	5.500%, 1/1/37, Pool #256552	9,523,318
4,033,185	6.000%, 4/1/37, Pool #256674	4,039,217
2,950,632	6.000%, 4/1/37, Pool #914725	2,955,044
4,336,844	6.000%, 7/1/37, Pool #256800	4,343,330

		70,636,348

	Government National Mortgage Association (1.5%)
6,796,744	5.000%, 10/15/37(c)	6,573,729

	Total Mortgage-Backed Securities (Cost $156,977,610)	156,284,393

MUNICIPAL BONDS (3.8%)
	California (1.1%)
5,255,000	Fresno, CA, County Pension Obligation Revenue Bonds, Series A (FGIC), 4.198%, 8/15/13	4,972,281

	Florida (1.1%)
1,185,000	Gainesville, FL, Post Employment Benefits Pension Revenue Bonds, Retiree Health Care Plan (MBIA), 4.680%, 10/1/13	1,154,616
2,480,000	Gainesville, FL, Post Employment Benefits Pension Revenue Bonds, Retiree Health Care Plan (MBIA), 4.710%, 10/1/14	2,394,837
665,000	Palm Beach County, FL, Refunding Land Acquisition G.O., 5.735%, 6/1/12	682,649
945,000	Palm Beach County, FL, Refunding Land Acquisition G.O., 5.784%, 6/1/13	971,139

		5,203,241

	Illinois (0.5%)
2,100,000	Chicago, IL, Public Improvements G.O., Series B, OID (XLCA), 5.250%, 1/1/12	2,113,335

	Michigan (0.8%)
3,570,000	Michigan Municipal Bond Authority, MI, Refunding School Loan Revenue Bonds (FGIC), 5.222%, 6/1/14	3,548,509

	Wisconsin (0.3%)
1,325,000	Wisconsin State General Pension Funding Revenue Bonds, Series A, OID (FSA), 4.800%, 5/1/13	1,295,744

	Total Municipal Bonds (Cost $17,009,023)	17,133,110

U.S. GOVERNMENT AGENCIES (10.5%)
	Federal Home Loan Bank (3.2%)
9,960,000	5.000%, 9/14/12	10,129,480
4,185,000	5.250%, 9/13/13	4,293,454

		14,422,934

	Federal Home Loan Mortgage Corp. (3.1%)
2,884,000	5.125%, 7/15/12	2,947,748
10,695,000	4.875%, 11/15/13	10,759,490

		13,707,238

	Federal National Mortgage Association (4.2%)
11,210,000	6.125%, 3/15/12	11,892,386
6,950,000	4.625%, 10/15/14	6,868,039

		18,760,425

	Total U.S. Government Agencies (Cost $45,961,131)	46,890,597

Continued

BB&T Total Return Bond Fund

Schedule of Portfolio Investments — (continued)

September 30, 2007

Principal Amount		Fair Value
U.S. TREASURY NOTES (18.2%)
$11,560,000	4.875%, 6/30/12	$11,883,322
13,226,000	4.625%, 7/31/12	13,456,423
4,265,000	1.875%, 7/15/13(f)	4,760,013
29,067,000	4.000%, 2/15/14	28,526,528
22,882,000	4.250%, 8/15/14	22,721,117

	Total U.S. Treasury Notes (Cost $80,007,926)	81,347,403

Shares		Fair Value
INVESTMENT COMPANY (1.0%)
4,784,425	Federated Treasury Obligations Fund, Institutional Shares	$4,784,426

	Total Investment Company (Cost $4,784,425)	4,784,426

Total Investments — 101.6% (Cost $453,118,715)		454,171,970
Net Other Assets (Liabilities) — (1.6)%		(7,279,238)

NET ASSETS — 100.0%		$446,892,732

See footnote legend to Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

BB&T Kentucky Intermediate Tax-Free Fund

Schedule of Portfolio Investments

September 30, 2007

Principal Amount		Fair Value
MUNICIPAL BONDS (94.8%)
	Kentucky (94.8%)
$160,000	Bell County, KY, Public Properties Corp., First Mortgage-Judicial Center Project Revenue, Prerefunded 3/1/11 @ 102, 5.400%, 3/1/13	$172,138
310,000	Grayson County, KY, Public Properties Corp., Judicial Center Project Public Improvement Revenue (FGIC), 4.375%, 9/1/17	320,903
140,000	Jefferson County, KY, School District Finance Corp., Jefferson County School Building Refunding Revenue, Series C, Callable 9/1/14 @ 100 (FSA), 4.000%, 9/1/15	142,174
225,000	Kenton County, KY, Public Properties Corp., First Mortgage Court Facilities Project Refunding Revenue (AMBAC), 4.125%, 3/1/16	229,036
405,000	Kentucky Area Development Districts Financing, Certificates of Participation, Series L, Callable 5/1/16 @ 100, 5.150%, 5/1/36	410,702
250,000	Kentucky Area Development Districts Financing, Certificates of Participation, Series M, Callable 11/13/07 @ 100, 4.300%, 8/1/09	250,075
205,000	Kentucky Area Development Districts Financing, City of Ewing, Series E, Callable 6/1/10 @ 102 (Wachovia Bank N.A.), 5.400%, 6/1/14	215,139
500,000	Kentucky Asset/Liability Commission, Project Notes-Federal Highway Transit, First Series (MBIA), 4.500%, 9/1/17	523,935
500,000	Kentucky Asset/Liability Commission, Project Notes-First Series Revenue (MBIA), 5.000%, 5/1/13	534,630
455,000	Kentucky Asset/Liability Commission, University of Kentucky Project Notes Revenue (FGIC), 5.000%, 10/1/15	494,194
500,000	Kentucky Economic Development Finance Authority, Catholic Health Initiatives Revenue, Series A, Prerefunded 6/1/10 @ 101, OID, 5.750%, 12/1/15	532,225
1,000,000	Kentucky State Property & Buildings Commission, Project No. 66 Revenue, Series A, Prerefunded 5/1/10 @ 100 (MBIA), OID, 5.500%, 5/1/15	1,048,090
500,000	Kentucky State Property & Buildings Commission, Project No. 67 Refunding Revenue, Prerefunded 9/1/10 @ 100, 5.500%, 9/1/12	526,990
225,000	Kentucky State Property & Buildings Commission, Project No. 69 Refunding Revenue, Series A (FSA), 5.250%, 8/1/10	235,366
540,000	Kentucky State Property & Buildings Commission, Project No. 69 Refunding Revenue, Series A (FSA), 5.500%, 8/1/11	577,276
400,000	Kentucky State Property & Buildings Commission, Project No. 71 Public Improvements Revenue, Escrowed To Maturity, 5.500%, 8/1/11	427,612
250,000	Kentucky State Property & Buildings Commission, Project No. 72 Revenue, Prerefunded 10/1/11 @ 100 (MBIA), 5.375%, 10/1/14	266,810
500,000	Kentucky State Property & Buildings Commission, Project No. 72 Revenue, Prerefunded 10/1/11 @ 100 (MBIA), 5.375%, 10/1/15	533,620
400,000	Kentucky State Property & Buildings Commission, Project No. 73 Road Funding Revenue, 5.250%, 11/1/11	424,264
500,000	Kentucky State Property & Buildings Commission, Project No. 74 Revenue, Prerefunded 2/1/12 @ 100 (FSA), 5.375%, 2/1/14	535,770
495,000	Kentucky State Property & Buildings Commission, Project No. 76 Refunding Revenue (AMBAC), 5.500%, 8/1/21	561,439
500,000	Kentucky State Property & Buildings Commission, Project No. 79 Revenue, Prerefunded 10/1/13 @ 100 (MBIA), 5.125%, 10/1/16	540,305
365,000	Kentucky State Property & Buildings Commission, Project No. 79 Revenue, Prerefunded 10/1/13 @ 100 (MBIA), 5.000%, 10/1/22	391,981
500,000	Kentucky State Property & Buildings Commission, Project No. 81 Revenue, Callable 11/1/13 @ 100 (AMBAC), 5.000%, 11/1/16	534,020
365,000	Kentucky State Property & Buildings Commission, Project No. 85 Revenue, Prerefunded 8/1/15 @ 100 (FSA), 5.000%, 8/1/21	396,197
300,000	Kentucky Turnpike Authority Revenue, Series B (AMBAC), 5.000%, 7/1/15	324,816
400,000	Kentucky Turnpike Authority, Revitalization Project Refunding Revenue, Series A (AMBAC), 5.500%, 7/1/12	433,484
170,000	Kentucky Turnpike Authority, Revitalization Project Refunding Revenue, Series A (AMBAC), 5.500%, 7/1/15	189,735
95,000	Larue County, KY, School District Finance Corp., Larue County School Building Revenue (MBIA), 4.250%, 7/1/15	98,103
175,000	Louisville & Jefferson County, KY, Metropolitan Government G.O., Series A, 4.000%, 11/1/13	178,726
400,000	Louisville & Jefferson County, KY, Metropolitan Government, Norton Healthcare, Inc. Refunding Revenue, Callable 10/1/16 @ 100, 5.000%, 10/1/30	393,552
980,000	Louisville & Jefferson County, KY, Metropolitan Sewer District, Sewer & Drainage Systems Revenue, Series A, Callable 11/15/11 @ 101 (MBIA), OID, 5.000%, 5/15/36	1,001,521
350,000	Louisville, KY, Parking Authority Revenue, Callable 7/1/07 @ 100, 7.500%, 7/1/09	373,768
250,000	University of Kentucky, Construction of Educational Buildings Revenue, Series Q, 5.000%, 5/1/10	258,830

Continued

BB&T Kentucky Intermediate Tax-Free Fund

Schedule of Portfolio Investments — (continued)

September 30, 2007

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Kentucky — (continued)
$375,000	Warren County, KY, Community Hospital Corp. Project Refunding Revenue, Series A, 5.000%, 8/1/14	$385,871

	Total Municipal Bonds (Cost $14,283,104)	14,463,297

Shares		Fair Value
INVESTMENT COMPANY (3.8%)
584,354	Federated Tax-Free Obligations Fund, Institutional Service Class	$584,354

	Total Investment Company (Cost $584,354)	584,354

Total Investments — 98.6% (Cost $14,867,458)		15,047,651
Net Other Assets (Liabilities) — 1.4%		207,109

NET ASSETS — 100.0%		$15,254,760

See footnote legend to Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

BB&T Maryland Intermediate Tax-Free Fund

Schedule of Portfolio Investments

September 30, 2007

Principal Amount		Fair Value
MUNICIPAL BONDS (94.4%)
	District of Columbia (8.1%)
$500,000	Washington, D.C., Metropolitan Area Transit Authority, Refunding Revenue (MBIA), 5.000%, 7/1/12	$530,560
320,000	Washington, D.C., Metropolitan Area Transit Authority, Refunding Revenue (MBIA), 5.000%, 1/1/14	343,219

		873,779

	Maryland (86.3%)
115,000	Anne Arundel County, MD, Construction Water & Sewer Refunding G.O., 5.000%, 3/1/13	123,335
400,000	Anne Arundel County, MD, G.O., Prerefunded 3/1/12 @ 100, 5.375%, 3/1/13	429,468
280,000	Anne Arundel County, MD, G.O., Prerefunded 3/1/12 @ 100, 5.375%, 3/1/15	300,628
70,000	Baltimore County, MD, Water Utility Improvements, Metropolitan District, 70th Issue G.O., 5.000%, 9/1/16	76,677
305,000	Baltimore, MD, Water Project, Unrefunded Revenue, Series A (FGIC), OID, 5.000%, 7/1/24	328,775
375,000	Carroll County, MD, Public Improvements Refunding G.O., 5.000%, 11/1/15	409,714
250,000	Frederick County, MD, Public Facilities Improvements G.O., 5.000%, 12/1/15	272,587
380,000	Frederick County, MD, Public Facilities Refunding G.O., 5.000%, 8/1/14	411,464
120,000	Maryland Health & Higher Educational Facilities Authority, Anne Arundel Medical Center Revenue, Callable 7/1/08 @ 101 (FSA), OID, 5.125%, 7/1/33	122,224
50,000	Maryland Health & Higher Educational Facilities Authority, Doctors Community Hospital Revenue, Series A, Callable 7/1/17 @ 100, 5.000%, 7/1/20	50,885
250,000	Maryland Health & Higher Educational Facilities Authority, Helix Health Issue Refunding Revenue, Callable 7/1/12 @ 100 (AMBAC), OID, 5.125%, 7/1/12	266,972
385,000	Maryland Health & Higher Educational Facilities Authority, Helix Health Issue Refunding Revenue, Callable 7/1/27 @ 100 (AMBAC), OID, 5.000%, 7/1/27	411,507
40,000	Maryland Health & Higher Educational Facilities Authority, Howard County General Hospital Refunding Revenue, Callable 11/13/07 @ 100, OID, 5.500%, 7/1/13	40,985
385,000	Maryland Health & Higher Educational Facilities Authority, MD Institutional College of Art Revenue, OID, 4.375%, 6/1/13	387,537
110,000	Maryland Health & Higher Educational Facilities Authority, Medstar Health, Inc. Refunding Revenue, 5.000%, 8/15/12	114,275
25,000	Maryland Health & Higher Educational Facilities Authority, Mercy Ridge Refunding Revenue, 4.500%, 7/1/14	25,129
500,000	Maryland Health & Higher Educational Facilities Authority, Shore Health System Refunding Revenue (Radian), 5.750%, 7/1/29*	500,000
200,000	Maryland State Department of Transportation, County Transportation Transit Improvements Revenue, 5.250%, 12/15/17	223,646
185,000	Maryland State Department of Transportation, Transit Improvements Revenue, Second Issue, 5.000%, 6/1/15	200,958
500,000	Maryland State Economic Development Corp. Student Housing Revenue, University of Maryland College Park Project, Prerefunded 6/1/13 @100, 6.000%, 6/1/21	561,070
300,000	Maryland State Economic Development Corp., Lutheran World Relief Refugee Refunding Revenue, Callable 4/1/17 @ 100, 5.250%, 4/1/19	314,175
305,000	Maryland State Transportation Authority Grant & Revenue Anticipate, MD Transit Improvements Revenue, 5.000%, 3/1/16	330,870
380,000	Maryland State, State & Local Facilities Loan Cash Flow Management G.O., Second Series, 5.000%, 8/1/11	400,585
500,000	Maryland State, State & Local Facilities Loan Public Improvements G.O., First Series, 5.500%, 3/1/12	540,435
130,000	Montgomery County, MD, Construction & Public Improvements G.O., Series A, Prerefunded 2/1/12 @ 101, 5.000%, 2/1/22	138,687
300,000	Montgomery County, MD, Construction & Public Improvements Refunding G.O., Series A, 5.000%, 7/1/17	329,106
500,000	Prince Georges County, MD, Construction & Public Improvements G.O., 5.000%, 10/1/14	542,210
30,000	Prince Georges County, MD, Construction & Public Improvements G.O., Series B, 5.000%, 10/1/12	32,037
590,000	University System of Maryland, Auxiliary Facilities and Tuition Refunding Revenue, Series A, 5.000%, 4/1/15	639,277
80,000	University System of Maryland, Auxiliary Facilities Refunding Revenue, Series A, 5.000%, 4/1/13	85,716
200,000	University System of Maryland, Auxiliary Refunding Revenue, Series A, 5.000%, 4/1/13	214,290
100,000	Washington County, MD, Public Improvements, G.O. (FGIC), Callable 11/13/07 @ 100, 4.800%, 1/1/08	100,097
275,000	Washington Suburban Sanitation District, MD, Sewer Disposal Refunding G.O., 5.000%, 6/1/12	292,512
100,000	Washington Suburban Sanitation District, MD, Water Supply Refunding G.O., Prerefunded 6/1/11 @ 100, OID, 4.700%, 6/1/18	103,960

		9,321,793

	Total Municipal Bonds (Cost $10,046,206)	10,195,572

Continued

BB&T Maryland Intermediate Tax-Free Fund

Schedule of Portfolio Investments — (continued)

September 30, 2007

Shares		Fair Value
INVESTMENT COMPANY (2.8%)
299,808	Federated Maryland Municipal Cash Trust	$299,808

	Total Investment Company (Cost $299,808)	299,808

Total Investments — 97.2% (Cost $10,346,014)		10,495,380
Net Other Assets (Liabilities) — 2.8%		307,826

NET ASSETS — 100.0%		$10,803,206

See footnote legend to Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

BB&T North Carolina Intermediate Tax-Free Fund

Schedule of Portfolio Investments

September 30, 2007

Principal Amount		Fair Value
MUNICIPAL BONDS (97.3%)
	North Carolina (97.3%)
$1,000,000	Alamance County, NC, School Improvements G.O., Callable 2/1/16 @ 100, 5.000%, 2/1/19	$1,073,880
395,000	Albemarle, NC, Healthcare Facilities Refunding Revenue, OID, 4.500%, 10/1/11	397,445
265,000	Albemarle, NC, Hospital Authority Revenue, OID, 4.500%, 10/1/12	266,002
1,000,000	Appalachian State University, NC, Refunding Revenue, Callable 7/15/15 @ 100 (MBIA), 5.250%, 7/15/20	1,081,410
1,150,000	Bladen County, NC, School Improvements G.O., Prerefunded 5/1/10 @ 101.50 (FSA), 5.600%, 5/1/13	1,224,175
1,455,000	Broad River Water Authority, NC, Water System Refunding Revenue, Callable 6/1/15 @ 100 (XLCA), 5.000%, 6/1/18	1,544,934
1,050,000	Broad River Water Authority, NC, Water System Refunding Revenue, Callable 6/1/15 @ 100 (XLCA), 5.000%, 6/1/19	1,109,220
1,000,000	Brunswick County, NC, Enterprise Systems Revenue, Series A, Callable 4/1/14 @ 100 (FSA), 5.250%, 4/1/17	1,082,190
1,460,000	Charlotte, NC, Public Improvements G.O., 5.500%, 6/1/09	1,508,706
2,385,000	Charlotte, NC, Refunding G.O., Series B, 5.000%, 6/1/15	2,595,715
1,000,000	Charlotte, NC, Storm Water Fee Public Improvements, Callable 6/1/16 @ 100, 5.000%, 6/1/23	1,054,630
1,550,000	Charlotte-Mecklenburg Hospital Authority, NC, Carolinas Health Care System Revenue, Series A, Prerefunded 1/15/15 @ 100, OID, 5.000%, 1/15/45	1,671,474
1,600,000	Charlotte-Mecklenburg Hospital Authority, NC, Carolinas Healthcare System Refunding Revenue, Series A, Prerefunded 11/13/07 @ 102, OID, 5.000%, 1/15/13	1,635,056
590,000	Chatham County, NC, School Improvements Certificates of Participation, Callable 6/1/16 @ 100 (AMBAC), 5.000%, 6/1/24	617,429
75,000	Cumberland County Finance Corp. , NC, Installment Payment, Detention Center and Mental Health Refunding Revenue, Callable 6/1/09 @ 101 (AMBAC), 5.625%, 6/1/18	78,062
3,615,000	Cumberland County, NC, Refunding G.O. (MBIA), 5.000%, 5/1/13	3,872,930
2,565,000	Cumberland County, NC, Refunding G.O. (MBIA), 5.000%, 5/1/14	2,768,199
1,055,000	Cumberland County, NC, School Improvements G.O., 5.500%, 3/1/09	1,084,646
1,280,000	Durham, NC, Refunding G.O., 5.000%, 2/1/13	1,369,523
1,000,000	Durham, NC, Refunding G.O., 5.000%, 4/1/15	1,086,930
1,000,000	Durham, NC, Water & Sewer Utilities System Revenue, Callable 6/1/11 @ 101, 5.000%, 6/1/12	1,057,930
215,000	Forsyth County, NC, School Improvements G.O., 4.500%, 7/1/17	226,447
1,780,000	Forsyth County, NC, School Improvements G.O., Callable 7/1/17 @ 100, 5.000%, 7/1/25	1,887,085
1,000,000	Gastonia, NC, Combined Utilities System Refunding Revenue (MBIA), 5.000%, 5/1/10	1,037,080
210,000	Gastonia, NC, Combined Utilities System Revenue, Callable 5/1/15 @ 100 (AMBAC), 5.000%, 5/1/16	226,090
1,455,000	Greenville, NC, Greenville Enterprise Systems Refunding Revenue (FSA), 5.500%, 9/1/10	1,535,607
2,000,000	Guilford County, NC, Public Improvements G.O., Series B, 5.000%, 10/1/09	2,062,000
2,030,000	Guilford County, NC, Public Improvements G.O., Series B, Prerefunded 10/1/10 @ 102, OID, 5.250%, 10/1/15	2,166,578
1,845,000	Harnett County, NC, Custody Receipts Refunding G.O., Callable 6/1/14 @ 100 (AMBAC), 5.000%, 6/1/20	1,957,102
2,245,000	Harnett County, NC, School Improvements Certificates of Participation, Series A, Callable 12/1/17 @ 100 (FSA), 5.000%, 12/1/21	2,377,073
185,000	High Point, NC, Combined Enterprise System Revenue, Callable 11/1/16 @ 100 (FSA), OID, 4.200%, 11/1/18	188,328
1,180,000	Iredell County Public Facilities Corp., NC, School Projects Revenue, Prerefunded 6/1/10 @ 101 (AMBAC), 6.000%, 6/1/14	1,264,453
1,070,000	Johnston County Finance Corp., NC, School & Museum Projects Revenue, Prerefunded 8/1/09 @ 101 (FSA), 5.500%, 8/1/10	1,118,610
1,000,000	Johnston County, NC, Public Improvements Callable 2/1/17 @ 100 (FGIC), 5.000%, 2/1/24	1,062,830
2,010,000	Johnston County, NC, Public Improvements G.O., Callable 2/1/17 @ 100 (FGIC), 5.000%, 2/1/20	2,162,036
1,000,000	Johnston County, NC, School Improvements G.O., Prerefunded 3/1/10 @ 101 (FGIC), 5.500%, 3/1/10	1,054,560
125,000	Lenoir County, NC, Public Improvements G.O., Callable 2/1/17 @ 100 (FSA), 5.000%, 2/1/21	133,251
125,000	Lincoln County, NC, Middle School Project Certificates of Participation (FSA), 5.000%, 6/1/16	134,764
1,000,000	New Hanover County, NC, New Hanover Regional Medical Center Project Revenue, Callable 10/1/09 @ 101 (MBIA), 5.250%, 10/1/12	1,038,430
1,500,000	New Hanover County, NC, Public Improvements G.O., 5.300%, 11/1/08	1,529,430
1,850,000	New Hanover County, NC, Refunding G.O., Callable 11/1/13 @ 100, 5.000%, 11/1/14	1,985,568
3,500,000	North Carolina Capital Facilities Finance Agency, A&T University Foundation Project B Revenue, (Radian), 6.000%, 6/1/35*	3,500,000
585,000	North Carolina Capital Facilities Finance Agency, Brevard College Corp. Refunding Revenue, 4.250%, 10/1/15	566,081
425,000	North Carolina Capital Facilities Finance Agency, Brevard College Corp. Refunding Revenue, OID, 4.000%, 10/1/12	413,521
290,000	North Carolina Capital Facilities Finance Agency, Brevard College Corp. Refunding Revenue, OID, 4.125%, 10/1/13	281,874

Continued

BB&T North Carolina Intermediate Tax-Free Fund

Schedule of Portfolio Investments — (continued)

September 30, 2007

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	North Carolina — (continued)
$585,000	North Carolina Capital Facilities Finance Agency, Brevard College Corp. Refunding Revenue, OID, 4.125%, 10/1/14	$563,589
2,015,000	North Carolina Eastern Municipal Power Agency, NC, Power System Refunding Revenue, Series A, Callable 1/1/16 @ 100 (AMBAC), 5.250%, 1/1/20	2,162,679
715,000	North Carolina Eastern Municipal Power Agency, Power System Refunding Revenue, Series A, Prerefunded 1/1/17 @ 100, OID, 5.000%, 1/1/17	767,338
2,860,000	North Carolina Eastern Municipal Power Agency, Power System Refunding Revenue, Series A, Prerefunded 1/1/22 @ 100, OID, 4.500%, 1/1/24	2,929,956
2,235,000	North Carolina Eastern Municipal Power Agency, Power System Revenue, Series A, Callable 1/1/21 @ 100, OID, 6.400%, 1/1/21	2,653,928
335,000	North Carolina Medical Care Commission, Arbor Acres Unlimited Refunding Revenue, 4.500%, 1/1/17	330,243
1,325,000	North Carolina Medical Care Commission, Carolina Medicorp Project Revenue, Callable 11/13/07 @ 100, OID, 5.250%, 5/1/09	1,326,564
530,000	North Carolina Medical Care Commission, Gaston Memorial Hospital Project Refunding Revenue, Callable 11/13/07 @ 101, OID, 5.400%, 2/15/11	540,748
2,130,000	North Carolina Medical Care Commission, Gaston Memorial Hospital Project Refunding Revenue, Callable 11/13/07 @ 101, OID, 5.500%, 2/15/15	2,184,379
1,180,000	North Carolina Medical Care Commission, Health Care & Housing Projects Revenue, Series A (HUD Section 8), 4.650%, 10/1/14	1,187,717
1,000,000	North Carolina Medical Care Commission, NC, Health Care Facilities Revenue, Stanly Memorial Hospital Project, Callable 10/1/09 @ 101 OID, 6.250%, 10/1/19	1,039,850
1,000,000	North Carolina Medical Care Commission, NC, Health Care Housing ARC Projects Revenue, Series A, Callable 10/1/14 @ 101 (HUD Section 8), 5.500%, 10/1/24	1,020,750
335,000	North Carolina Medical Care Commission, Pitt County Hospital Refunding Revenue, Series A, Prerefunded 12/1/08 @ 101, 5.250%, 12/1/13	344,970
750,000	North Carolina Medical Care Commission, Stanly Memorial Hospital Project Refunding Revenue, Callable 11/13/07 @ 101 (AMBAC), OID, 5.450%, 10/1/08	758,513
1,115,000	North Carolina Medical Care Commission, Wilson Medical Center Refunding Revenue, 5.000%, 11/1/17	1,165,576
255,000	North Carolina Municipal Power Agency No. 1, Catawba Electric Power Refunding Revenue, Callable 1/1/13 @ 100 (AMBAC-TCRS), OID, 5.500%, 1/1/13	273,360
90,000	North Carolina Municipal Power Agency No. 1, Catawba Electric Power Revenue, Callable 1/1/20 @ 100, OID, 5.000%, 1/1/20	96,887
1,000,000	North Carolina State University at Raleigh, NC, Refunding Revenue, Series A, Callable 10/1/15 @ 100 (AMBAC), 5.000%, 10/1/24	1,048,380
1,000,000	North Carolina State, Clean Water G.O., Series A, Callable 3/1/16 @ 100, 5.000%, 3/1/17	1,085,570
2,765,000	North Carolina State, Refunding G.O., Series A, 5.000%, 9/1/16	3,026,569
1,000,000	North Carolina State, Vehicle Grant Revenue, Highway Improvements (MBIA), 5.000%, 3/1/17	1,085,790
1,000,000	North Carolina State, Vehicle Grant Revenue, Highway Improvements, Callable 3/1/17 @ 100 (MBIA), 5.000%, 3/1/18	1,079,320
1,410,000	Onslow County, NC, School Improvements G.O., Callable 6/1/16 @ 100 (MBIA), OID, 4.500%, 6/1/24	1,430,163
1,040,000	Pasquotank County, NC, Refunding Certificates of Participation (MBIA), 5.250%, 6/1/18	1,142,502
1,385,000	Piedmont Triad Airport Authority, NC, Refunding Revenue, Series A, Prerefunded 7/1/09 @ 101 (FSA), 6.375%, 7/1/16	1,466,244
2,440,000	Pitt County, NC, Pitt County Memorial Hospital Project Refunding Revenue, Callable 11/13/07 @ 101, OID, 5.500%, 12/1/15	2,634,883
745,000	Pitt County, NC, School Facilities Project Refunding Certificates of Participation, Series B (AMBAC), 5.000%, 4/1/13	793,246
1,750,000	Randolph County, NC, Public Improvements Certificates of Participation, Prerefunded 6/1/09 @ 101 (FSA), OID, 5.300%, 6/1/13	1,818,478
745,000	Randolph County, NC, School Improvements Certificates of Participation (AMBAC), 4.250%, 2/1/17	759,252
85,000	Randolph County, NC, School Improvements Certificates of Participation (AMBAC), 4.000%, 2/1/11	85,978
405,000	Randolph County, NC, School Improvements Certificates of Participation (AMBAC), 4.000%, 2/1/15	409,042
935,000	Rutherford County, NC, Refunding Certificates of Participation, Callable 9/1/12 @ 101 (AMBAC), 5.000%, 9/1/18	985,378
1,315,000	Union County, NC, School Improvements G.O., Series D (MBIA), 5.000%, 3/1/14	1,419,490
1,255,000	University of North Carolina at Charlotte, Series B, Callable 4/1/17 @ 100 (FSA), 5.000%, 4/1/32	1,299,176
880,000	University of North Carolina, System Pool Revenue, Series A (AMBAC), 5.000%, 4/1/14	947,478
3,375,000	Wake County, NC, Public Improvements G.O., 5.000%, 3/1/12	3,577,939
1,900,000	Wake County, NC, School Improvements G.O., Callable 5/1/15 @ 100, 5.000%, 5/1/21	2,009,630
1,000,000	Wake County, NC, School Improvements G.O., Prerefunded 2/1/10 @ 100.50, 5.300%, 2/1/11	1,044,000
2,175,000	Wake County, NC, Wake County Hospital Revenue, Callable 10/1/13 @ 100 (MBIA), OID, 5.125%, 10/1/13	2,351,545

Continued

BB&T North Carolina Intermediate Tax-Free Fund

Schedule of Portfolio Investments — (continued)

September 30, 2007

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	North Carolina — (continued)
$60,000	Wilmington, NC, Refunding Water Revenue, Certificates of Participation, Series A, Callable 6/1/16 @ 100, 5.000%, 6/1/22	$62,878
500,000	Winston-Salem, NC, Water & Sewer System Refunding Revenue, Series A, 4.000%, 6/1/17	503,255
2,080,000	Winston-Salem, NC, Water & Sewer System Refunding Revenue, Series A, Callable 6/1/17 @ 100, 5.000%, 6/1/19	2,239,515
1,065,000	Winston-Salem, NC, Water & Sewer Systems Refunding Revenue, Callable 6/1/15 @ 100, 5.000%, 6/1/20	1,129,709

	Total Municipal Bonds (Cost $110,665,537)	112,871,741

Shares		Fair Value
INVESTMENT COMPANY (2.2%)
2,452,650	BlackRock North Carolina Municipal Money Market Portfolio, Institutional Class	$2,452,650

	Total Investment Company (Cost $2,452,650)	2,452,650

Total Investments — 99.5% (Cost $113,118,187)		115,324,391
Net Other Assets (Liabilities) — 0.5%		625,429

NET ASSETS — 100.0%		$115,949,820

See footnote legend to Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

BB&T South Carolina Intermediate Tax-Free Fund

Schedule of Portfolio Investments

September 30, 2007

Principal Amount		Fair Value
MUNICIPAL BONDS (95.3%)
	South Carolina (95.3%)
$500,000	Anderson County School District No. 2, SC, G.O., Series B, Prerefunded 3/1/10 @ 101 (SCSDE), 6.000%, 3/1/12	$532,920
255,000	Anderson County School District No. 4, SC, G.O., Callable 3/1/16 @ 100 (FSA, SCSDE), 4.500%, 3/1/23	256,951
125,000	Beaufort County School District, SC, Refunding G.O., Series A (SCSDE), 5.000%, 3/1/13	133,679
465,000	Beaufort County School District, SC, Refunding G.O., Series A, Callable 3/1/15 @ 100 (SCSDE), 5.000%, 3/1/19	491,849
300,000	Beaufort County, SC, Refunding G.O., Series B, Callable 3/1/16 @ 100 (MBIA, State Aid Withholding), 5.000%, 3/1/21	317,745
345,000	Berkeley County, SC, Water & Sewer Systems Improvements Revenue, Series A, Callable 6/1/15 @ 100 (FSA), 5.000%, 6/1/21	362,699
300,000	Berkeley County, SC, Water & Sewer Systems Improvements Revenue, Series A, Callable 6/1/15 @ 100 (FSA), 5.000%, 6/1/24	313,386
165,000	Charleston County School District Development Corp., SC, Refunding G.O., Series B, Callable 2/1/12 @ 100 (SCSDE), 5.000%, 2/1/19	172,176
70,000	Charleston County, SC, Transition Sales Tax G.O., Callable 11/1/15 @ 100 (State Aid Withholding), 4.625%, 11/1/27	71,060
335,000	Charleston, SC, Refunding and Capital Improvements Revenue, 5.125%, 1/1/12	355,663
570,000	Charleston, SC, Waterworks & Sewer Systems Refunding Revenue, Callable 1/1/11 @ 101, 5.250%, 1/1/14	602,273
175,000	College of Charleston, SC, Higher Education Facility Revenue, Series C, Callable 4/1/17 @ 100 (XLCA), 5.000%, 4/1/22	184,618
115,000	Educational Facilities Authority, SC, Wofford College Revenue, Series A, 4.250%, 4/1/16	114,310
190,000	Educational Facilities Authority, SC, Wofford College Revenue, Series A, 4.250%, 4/1/17	187,659
500,000	Florence County, SC, McLeod Regional Medical Center Project Refunding Revenue, Series A, Callable 11/1/08 @ 102 (MBIA), 5.250%, 11/1/11	518,300
100,000	Florence, SC, New Public Housing Authority Revenue, Callable 2/1/08 @ 100 (U.S. Government Guaranteed), 5.750%, 8/1/10	105,145
375,000	Georgetown County School District, SC, School Improvements G.O., Prerefunded 3/1/11 @ 100 (SCSDE), 5.750%, 3/1/13	401,250
380,000	Greenville, SC, Waterworks Revenue, Callable 2/1/13 @ 100, 5.250%, 2/1/19	407,341
550,000	Horry County School District, SC, School Improvements G.O., Series A (SCSDE), 5.000%, 3/1/11	576,394
250,000	Horry County School District, SC, School Improvements G.O., Series A, Callable 3/1/12 @ 100 (SCSDE), 5.375%, 3/1/15	267,045
500,000	Kershaw County School District, SC, School Improvements G.O., Prerefunded 2/1/10 @ 100 (SCSDE), 6.125%, 2/1/16	528,775
500,000	Lancaster County, SC, Edenmoor Improvements District, Special Assessment, Series A, Callable 12/1/16 @ 101, 5.750%, 12/1/37	485,330
195,000	Laurens County School District No. 55, SC, Refunding Revenue, Callable 12/1/15 @ 100, 5.250%, 12/1/24	199,803
60,000	Laurens County School District No. 56, SC, School Improvements G.O. (MBIA, SCSDE), 4.125%, 3/1/15	61,433
275,000	Lexington County, SC, Health Services District Income Hospital Refunding Revenue, 5.000%, 11/1/15	287,512
485,000	Lexington County, SC, Health Services District Income Hospital Revenue, Prerefunded 11/1/13 @ 100, OID, 5.500%, 11/1/32	531,652
500,000	Medical University Hospital Authority, SC, Refunding Revenue, Series A, 6.000%, 8/15/12	552,540
300,000	Medical University of South Carolina, Hospital Facilities Revenue, Prerefunded 7/1/09 @ 101, OID, 5.700%, 7/1/12	313,701
15,000	Newberry County, SC, School Project Revenue, Callable 12/1/15 @ 100 (Assured Guaranty), 5.250%, 12/1/21	16,169
55,000	Orangeburg Joint Governmental Action Authority, Orangeburg County, SC, Public Improvements Revenue (MBIA), 5.000%, 4/1/10	56,898
400,000	Orangeburg Joint Governmental Action Authority, Orangeburg County, SC, Public Improvements Revenue (MBIA), 5.000%, 10/1/12	425,264
400,000	Richland County, SC, Environmental Improvements Refunding Revenue, Series A, 4.600%, 9/1/12	403,672
65,000	Richland County, SC, School District No. 1, Refunding G.O., Callable 3/1/15 @ 100 (FSA, SCSDE), 5.000%, 3/1/19	68,753
500,000	Richland County, SC, School District No. 2, School Improvements G.O., Series B, Callable 5/1/17 @ 100 (MBIA, SCSDE), 5.000%, 5/1/20	535,375
400,000	Scago Educational Facilities Corporation for Colleton School District, SC, Pickens County Project Revenue (FSA), 5.000%, 12/1/14	430,188
500,000	South Carolina Jobs-Economic Development Authority, Anderson Area Medical Center Revenue, Callable 2/1/09 @ 101 (FSA), 5.500%, 2/1/11	516,940
700,000	South Carolina Jobs-Economic Development Authority, Hospital Facilities Oconee Memorial Hospital Project A Refunding Revenue, Callable 10/12/07 @ 100 (Radian), 6.000%, 10/1/35*	700,000
200,000	South Carolina Jobs-Economic Development Authority, Refunding & Improvement- Palmetto Health Facilities Revenue, Series C, 6.000%, 8/1/12	214,236

Continued

BB&T South Carolina Intermediate Tax-Free Fund

Schedule of Portfolio Investments — (continued)

September 30, 2007

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	South Carolina — (continued)
$600,000	South Carolina State Public Service Authority, Public Improvements Revenue, Series A, Callable 1/1/14 @ 100 (AMBAC), 5.000%, 1/1/20	$631,458
125,000	South Carolina State Public Service Authority, Public Improvements Revenue, Series A, Callable 1/1/14 @ 100 (FSA), 5.000%, 1/1/17	133,494
500,000	South Carolina Transportation Infrastructure Bank, Refunding Revenue, Series B (AMBAC), 5.250%, 10/1/15	550,925
300,000	South Carolina, State Highway Refunding G.O., Series A, Callable 8/1/15 @ 100, 4.250%, 8/1/17	308,208
270,000	South Carolina, State University Improvements G.O., Series D, Callable 10/1/16 @ 100, OID (State Aid Withholding), 4.000%, 10/1/18	270,872
525,000	Spartanburg County School District No. 5, SC, School Improvements G.O. (SCSDE), 5.250%, 5/1/10	547,953
295,000	Spartanburg, SC, Waterworks Refunding Junior Lien Revenue (FSA), 5.250%, 6/1/11	312,225
300,000	Sumter, SC, Waterworks & Sewer System Improvements Revenue Bonds, Callable 12/1/17 @ 100 (XLCA), 5.000%, 12/1/19	321,771

	Total Municipal Bonds (Cost $15,516,184)	15,777,610

Shares
INVESTMENT COMPANY (2.9%)
481,931	Federated Tax-Free Obligations Fund, Institutional Service Class	481,931

	Total Investment Company (Cost $481,931)	481,931

Total Investments — 98.2% (Cost $15,998,115)		16,259,541
Net Other Assets (Liabilities) — 1.8%		298,903

NET ASSETS — 100.0%		$16,558,444

See footnote legend to Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

BB&T Virginia Intermediate Tax-Free Fund

Schedule of Portfolio Investments

September 30, 2007

Principal Amount		Fair Value
MUNICIPAL BONDS (97.6%)
	District of Columbia (2.2%)
$1,615,000	Washington Metropolitan Area Transit Authority, Refunding Revenue (FGIC), 6.000%, 7/1/09	$1,683,735
	Virginia (95.4%)
1,000,000	Alexandria, VA, Construction & Public Improvements G.O., 5.000%, 1/1/13	1,069,440
1,000,000	Alexandria, VA, Public Improvements G.O., Series A, 5.000%, 6/15/16	1,092,990
1,000,000	Alexandria, VA, Refunding G.O. (State Aid Withholding), 5.000%, 6/15/21	1,096,940
1,000,000	Arlington County, VA, Industrial Development Authority, VA Hospital Center Arlington Health System Revenue, 5.500%, 7/1/10	1,041,390
1,000,000	Arlington County, VA, Public Improvements G.O., Prerefunded 6/1/09 @ 100 (State Aid Withholding), 5.125%, 6/1/11	1,027,200
1,095,000	Arlington County, VA, Refunding & Improvements G.O., Callable 5/15/14 @ 100, 5.000%, 5/15/15	1,180,180
570,000	Chesapeake, VA, Refunding G.O., 5.000%, 6/1/13	611,205
805,000	Chesapeake, VA, Refunding Public Improvements G.O., 5.000%, 5/1/11	844,839
2,500,000	Chesterfield County, VA, Industrial Development Authority, Electric & Power Co. Revenue, Callable 11/8/07 @ 100.50, 5.500%, 10/1/09	2,527,875
3,440,000	Chesterfield County, VA, Refunding Public Improvements G.O., 5.000%, 1/1/14	3,709,524
1,000,000	Fairfax County, VA, Economic Development Authority, Parking Facility Improvements, Vienna II Metrorail Revenue, 1st Series, Prerefunded 9/1/09 @ 102, OID, 5.250%, 9/1/10	1,051,750
1,000,000	Henrico County, VA, Water & Sewer Refunding Revenue, Callable 5/1/09 @ 102, 5.250%, 5/1/11	1,044,480
675,000	Leesburg, VA, Public Utilities G.O., Callable 7/1/16 @ 100 (MBIA), 4.750%, 7/1/23	698,929
1,000,000	Loudoun County, VA, Public Improvements G.O., Series B, 5.000%, 12/1/14	1,087,260
2,000,000	Loudoun County, VA, Public Improvements G.O., Series B (State Aid Withholding), 5.000%, 12/1/16	2,192,780
1,000,000	Loudoun County, VA, Public Improvements, Series B, 5.000%, 12/1/15	1,092,560
1,000,000	Loudoun County, VA, Sanitation Authority, Water Utility Improvements Revenue (FSA), 5.750%, 1/1/11	1,068,660
1,265,000	Newport News, VA, Refunding G.O., Series B, (State Aid Withholding), 5.000%, 2/1/15	1,367,124
1,000,000	Newport News, VA, Refunding Public Improvements-Water G.O., Series B, 5.250%, 7/1/21	1,113,250
1,845,000	Newport News, VA, School Improvements G.O., Series A, Prerefunded 5/1/10 @ 102, OID, 5.500%, 5/1/13	1,968,375
1,030,000	Norfolk, VA, Water Utility Improvements Refunding Revenue, Callable 11/1/08 @ 101 (FSA), 5.125%, 11/1/11	1,057,099
1,065,000	Pittsylvania County, VA, School Improvements G.O., Series B, Callable 3/1/11 @ 102 (MBIA, State Aid Withholding), 5.625%, 3/1/15	1,151,286
1,000,000	Portsmouth, VA, Public Utility Refunding G.O., Series B, Callable 4/1/15 @ 100 (MBIA), 5.000%, 4/1/21	1,056,430
885,000	Portsmouth, VA, Public Utility Refunding G.O., Series B, Callable 4/1/15 @ 100 (MBIA), 5.000%, 4/1/22	933,702
950,000	Prince William County, VA, Service Authority, Water & Sewer Systems Refunding Revenue, Callable 7/1/13 @ 102, 5.000%, 7/1/14	1,025,554
1,185,000	Richmond, VA, Public Utility Refunding Revenue, Callable 1/15/17 @ 100 (FSA), 4.500%, 1/15/22	1,203,842
1,395,000	Spotsylvania County, VA, Public Improvements G.O., Callable 1/15/16 @ 100 (FSA), 5.000%, 1/15/17	1,509,892
2,925,000	Spotsylvania County, VA, Refunding G.O. (FSA), 5.500%, 7/15/12	3,179,768
1,500,000	Suffolk, VA, Refunding Public Improvements Refunding G.O., Series A (MBIA), 5.000%, 2/1/16	1,627,350
2,600,000	Suffolk, VA, Refunding Public Improvements Refunding G.O., Series A (MBIA), 5.000%, 2/1/17	2,827,942
105,000	University of Virginia, General University Revenue, Series B, Callable 6/1/13 @ 100, 5.000%, 6/1/22	110,115
1,000,000	Upper Occoquan, VA, Sewer Authority, Refunding Revenue, Callable 7/1/15 @ 100 (FSA), 5.000%, 7/1/25	1,045,030
2,500,000	Virginia Beach, VA, Public Improvements G.O., Prerefunded 3/1/10 @ 101 (State Aid Withholding), OID, 5.250%, 3/1/11	2,622,600
935,000	Virginia College Building Authority, 21st Century College & Equipment Program Revenue, 5.000%, 2/1/10	966,229
1,610,000	Virginia College Building Authority, 21st Century College & Equipment Program Revenue, Series B, Callable 2/1/17 @ 100, 5.000%, 2/1/18	1,739,476
2,000,000	Virginia College Building Authority, 21st Century College Program Refunding Revenue, Series B, 5.250%, 2/1/13	2,160,980
1,000,000	Virginia College Building Authority, Hampton University Project Revenue, 5.500%, 4/1/10	1,047,870
825,000	Virginia College Building Authority, Public Higher Education Financing Program Revenue, Series A, Callable 9/1/11 @ 100, 5.000%, 9/1/19	858,619
1,000,000	Virginia College Building Authority, Public Higher Education Financing Program Revenue, Series A, Callable 9/1/15 @ 100, 5.000%, 9/1/22	1,049,980
1,035,000	Virginia Commonwealth Transportation Board, U.S. Route 58 Corridor Development Program Revenue, Series B, 5.750%, 5/15/09	1,072,550

Continued

BB&T Virginia Intermediate Tax-Free Fund

Schedule of Portfolio Investments — (continued)

September 30, 2007

Principal Amount
		Fair Value
MUNICIPAL BONDS — (continued)
	Virginia — (continued)
$1,185,000	Virginia Commonwealth Transportation Board, U.S. Route 58 Corridor Development Program Revenue, Series B, Prerefunded 5/15/09 @ 101, OID, 5.500%, 5/15/15	$1,234,260
1,360,000	Virginia Public Building Authority, Public Improvements Revenue, Series A, 5.000%, 8/1/12	1,446,958
2,240,000	Virginia Public Building Authority, VA, Public Facilities Refunding Revenue, Series A, 5.000%, 8/1/11	2,357,219
1,500,000	Virginia Public Building Authority, VA, Virginia Public Facilities Building Revenue, Series A, Callable 8/1/17 @ 100 (MBIA), 5.000%, 8/1/18	1,627,830
490,000	Virginia Public School Authority, Refunding School Financing 1997 Revenue, Series D (State Aid Withholding), 5.250%, 2/1/12	523,222
80,000	Virginia Public School Authority, School Financing 1997 Resolution Revenue, Series A, 5.250%, 8/1/17	88,642
3,000,000	Virginia Public School Authority, School Financing G.O., Series B, Callable 8/1/11 @ 101 (State Aid Withholding), OID, 3.000%, 8/1/20	2,596,560
615,000	Virginia Public School Authority, School Financing G.O., Series B, Prerefunded 8/1/09 @ 101 (State Aid Withholding), OID, 5.250%, 8/1/10	639,772
1,895,000	Virginia Public School Authority, Unrefunded Balance Refunding School Financing Revenue, Series I, 5.250%, 8/1/10	1,983,876
1,000,000	Virginia Resources Authority, State Revolving Fund Refunding Revenue, 5.500%, 10/1/17	1,133,570
1,040,000	Virginia Resources Authority, State Revolving Fund Revenue, 5.250%, 10/1/15	1,148,950
2,105,000	Virginia State, Refunding G.O., Series B, 5.000%, 6/1/14	2,278,641
1,840,000	Winchester, VA, Public Improvements G.O., Callable 11/1/15 @ 100 (FGIC), 5.000%, 11/1/22	1,944,052

		74,136,617

	Total Municipal Bonds (Cost $74,139,032)	75,820,352

Shares
INVESTMENT COMPANY (3.3%)
2,564,249	BlackRock Virginia Municipal Money Market Portfolio, Institutional Class	2,564,249

	Total Investment Company (Cost $2,564,249)	2,564,249

Total Investments — 100.9% (Cost $76,703,281)		78,384,601
Net Other Assets (Liabilities) — (0.9)%		(671,051)

NET ASSETS — 100.0%		$77,713,550

See footnote legend to Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

BB&T West Virginia Intermediate Tax-Free Fund

Schedule of Portfolio Investments

September 30, 2007

Principal Amount		Fair Value
MUNICIPAL BONDS (94.2%)
	West Virginia (94.2%)
$1,250,000	Berkeley County Board of Education, WV, School Improvements G.O., Callable 5/1/12 @ 101 (FGIC), 5.000%, 5/1/16	$1,328,563
470,000	Berkeley County, WV, Public Service Sewer District Refunding Revenue, Series A, Callable 4/1/12 @ 100, 4.650%, 10/1/25	470,602
690,000	Berkeley County, WV, Public Service Sewer District Revenue, Series A, Callable 10/1/13 @ 100, OID, 4.600%, 10/1/15	684,528
720,000	Berkeley County, WV, Public Service Sewer District Revenue, Series A, Callable 10/1/13 @ 100, OID, 4.700%, 10/1/16	716,342
500,000	Brooke, Pleasants, Tyler & Wetzel Counties, WV, Housing Revenue, 7.400%, 8/15/10	551,665
1,900,000	Cabell County, WV, Board of Education School Improvements G.O. (MBIA), 5.000%, 5/1/16	2,060,360
615,000	Cabell, Putnam & Wayne Counties, WV, State Housing Revenue, Callable 4/1/11 @ 100 (FGIC), 7.375%, 4/1/11	685,510
1,080,000	Charleston, WV, Urban Renewal Authority, Public Improvements Lease Revenue, Callable 12/15/09 @ 103 (FSA), 5.250%, 12/15/18	1,144,130
1,860,000	Clarksburg, WV, Water Refunding Revenue, Callable 9/1/12 @ 101 (FGIC), 5.250%, 9/1/19	1,991,167
915,000	Fairmont State College, WV, University & College Improvements Revenue, Series B, Callable 6/1/13 @ 100 (FGIC), 5.000%, 6/1/32	937,225
680,000	Fairmont, WV, Waterworks Refunding Revenue, Callable 11/13/07 @ 102 (MBIA), OID, 5.375%, 7/1/13	694,504
1,000,000	Harrison County, WV, Building Commission, Health Care-Maplewood Retirement Revenue, Prerefunded 4/1/08 @ 102 (AMBAC), OID, 5.150%, 4/1/18	1,027,890
320,000	Huntington, WV, Sewer Refunding Revenue, Series A, Callable 11/1/11 @ 100, 4.600%, 11/1/12	324,634
335,000	Huntington, WV, Sewer Refunding Revenue, Series A, Callable 11/1/11 @ 100, 4.600%, 11/1/13	339,476
350,000	Huntington, WV, Sewer Refunding Revenue, Series A, Callable 11/1/11 @ 100, 4.700%, 11/1/14	355,215
690,000	Logan County, WV, 1st Mortgage-Logan County Health Revenue, 8.000%, 12/1/16	884,352
630,000	Marshall County, WV, Board of Education, Public School Improvements G.O. (MBIA), 4.500%, 5/1/12	654,595
325,000	Marshall County, WV, Board of Education, Public School Improvements G.O. (MBIA), 4.500%, 5/1/13	339,687
1,420,000	Monongalia County, WV, Building Commission, Monongalia General Hospital Revenue, Series A, Callable 7/1/15 @ 100, 5.000%, 7/1/30	1,371,223
1,395,000	Ohio County, WV, County Commission Sewage System, Fort Henry Centre Funding Revenue, District A, 5.350%, 6/1/17	1,401,166
800,000	Ohio County, WV, Board of Education, Refunding G.O., Callable 6/1/08 @ 102 (MBIA-IBC), OID, 5.000%, 6/1/13	822,928
1,190,000	Parkersburg, WV, Combined Waterworks & Sewer Systems Refunding Revenue, Series C (FGIC), 5.000%, 9/1/14	1,284,998
1,330,000	Parkersburg, WV, Combined Waterworks & Sewer Systems Refunding Revenue, Series C (FGIC), 5.000%, 9/1/15	1,441,800
235,000	Parkersburg, WV, Combined Waterworks & Sewer Systems Revenue, Series A, Callable 8/1/15 @ 100 (FGIC), 4.500%, 8/1/22	236,687
1,100,000	Pleasants County, WV, Industrial Development, Monongahela Power Co. Refunding Revenue, Series C, Callable 11/13/07 @ 100 (AMBAC), 6.150%, 5/1/15	1,133,286
1,000,000	Pleasants County, WV, Industrial Development, West Penn Power-Pleasants Station Refunding Revenue, Series C, Callable 11/13/07 @ 100 (AMBAC, MBIA), 6.150%, 5/1/15	1,022,540
600,000	West Virginia Economic Development Authority, Berkeley Co. Development Authority Refunding Revenue, OID, 4.700%, 2/1/17	597,990
2,000,000	West Virginia Economic Development Authority, Correctional Juvenile & Public Lease Revenue, Series A (MBIA), 5.500%, 6/1/12	2,162,960
1,000,000	West Virginia Economic Development Authority, Correctional Juvenile & Public Lease Revenue, Series A, Callable 6/1/12 @ 101 (MBIA), 5.500%, 6/1/15	1,085,440
1,000,000	West Virginia Economic Development Authority, Correctional Juvenile & Public Lease Revenue, Series A, Callable 6/1/12 @ 101 (MBIA), 5.500%, 6/1/18	1,080,960
535,000	West Virginia Economic Development Authority, Department of Environmental Protection Lease Revenue, 4.750%, 11/1/11	557,368
440,000	West Virginia Economic Development Authority, State Energy Savings Project Lease Revenue, 4.250%, 6/1/12	450,701
985,000	West Virginia Economic Development Authority, State Energy Savings Project Lease Revenue, Callable 6/1/15 @ 100, 4.750%, 6/1/21	1,000,130
1,250,000	West Virginia Economic Development Authority, State Office Building Lease Revenue, Series A, Callable 10/1/11 @ 101, 5.000%, 10/1/15	1,316,025
820,000	West Virginia Higher Education Policy Commission, Higher Education Facilities Refunding Revenue, Series B (FGIC), 5.000%, 4/1/14	881,894
3,135,000	West Virginia Higher Education Policy Commission, Higher Education Facilities Refunding Revenue, Series B, Callable 4/1/14 @ 100 (FGIC), 5.000%, 4/1/23	3,280,025
970,000	West Virginia Hospital Finance Authority, Veterans Nursing Home Revenue, Callable 3/1/14 @ 100, 5.500%, 3/1/22	980,932

Continued

BB&T West Virginia Intermediate Tax-Free Fund

Schedule of Portfolio Investments — (continued)

September 30, 2007

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	West Virginia — (continued)
$400,000	West Virginia Housing Development Fund, Marion Unity Apartments Project Refunding Revenue, Series A, Callable 7/1/11 @ 100, 5.400%, 1/1/16	$400,772
515,000	West Virginia Housing Development Fund, Marion Unity Apartments Project Refunding Revenue, Series A, Callable 7/1/11 @ 100, OID, 5.750%, 1/1/29	506,883
1,500,000	West Virginia School Building Authority, Capital Improvements Refunding Revenue, Series A (FGIC), 5.000%, 7/1/15	1,624,080
2,000,000	West Virginia School Building Authority, Capital Improvements Refunding Revenue, Series A (FGIC), 5.000%, 7/1/16	2,171,060
2,050,000	West Virginia School Building Authority, Capital Improvements Refunding Revenue, Series A, Callable 7/1/17 @ 100 (FGIC), 5.000%, 7/1/18	2,215,025
550,000	West Virginia School Building Authority, Capital Improvements Revenue (MBIA), 5.250%, 1/1/14	598,169
520,000	West Virginia School Building Authority, Capital Improvements Revenue (MBIA), 5.250%, 7/1/14	568,428
1,525,000	West Virginia State Building Commission, Regional Jail Refunding Revenue, Series A (AMBAC), 5.250%, 7/1/10	1,590,011
750,000	West Virginia State Hospital Finance Authority, Camden Clark Memorial Hospital Revenue, Series A, Callable 2/15/14 @ 100 (FSA), 5.250%, 2/15/18	794,505
630,000	West Virginia State Hospital Finance Authority, Charleston Area Medical Center, Inc. Revenue, Series A, Callable 9/1/16 @ 100, OID, 6.500%, 9/1/16	739,488
450,000	West Virginia State Hospital Finance Authority, Charleston Medical Center Revenue, Prerefunded 9/1/10 @ 101, OID, 6.750%, 9/1/30	493,587
800,000	West Virginia State Hospital Finance Authority, Department of Health & Human Resource Refunding Revenue, Callable 11/13/07 @ 100 (FSA), 5.000%, 8/1/09	800,776
1,300,000	West Virginia State Hospital Finance Authority, Linked Bears & Bulls Refunding Revenue, Callable 11/13/07 @ 100 (MBIA), 6.100%, 1/1/18	1,357,837
1,000,000	West Virginia State Parkways Economic Development & Tourism Authority, Refunding Revenue (FGIC), 5.000%, 5/15/10	1,036,830
1,000,000	West Virginia State Parkways Economic Development & Tourism Authority, Refunding Revenue (FGIC), 5.250%, 5/15/12	1,071,080
700,000	West Virginia State Parkways Economic Development & Tourism Authority, Refunding Revenue (FGIC), 5.250%, 5/15/17	773,815
1,485,000	West Virginia University, Projects Revenue, Series A (MBIA), 5.500%, 4/1/11	1,580,233
1,075,000	West Virginia Water Development Authority, Infrastructure Jobs Refunding Revenue, Series A, Callable 10/1/16 @ 100 (FSA), 5.000%, 10/1/26	1,122,536
1,000,000	West Virginia Water Development Authority, Loan Program II Revenue, Series A, Prerefunded 11/1/09 @ 102 (AMBAC), 5.500%, 11/1/18	1,058,980
1,515,000	West Virginia Water Development Authority, Revenue, Series A, Callable 10/1/13 @ 101 (AMBAC), OID, 5.000%, 10/1/28	1,563,768
500,000	West Virginia, State Infrastructure Refunding G.O. (FGIC), 5.000%, 11/1/10	521,440
170,000	West Virginia, State Infrastructure Refunding G.O., Callable 11/1/16 @ 100 (FGIC), 5.000%, 11/1/17	184,234
1,040,000	West Virginia, State Road Highway Improvements G.O. (FSA), 5.500%, 6/1/10	1,092,073
3,950,000	West Virginia, State Road Highway Improvements G.O. (FSA), 5.500%, 6/1/11	4,214,373

	Total Municipal Bonds (Cost $64,163,781)	65,379,481

Shares
INVESTMENT COMPANY (5.6%)
3,914,515	Federated Tax-Free Obligations Fund, Institutional Service Class	3,914,515

	Total Investment Company (Cost $3,914,515)	3,914,515

Total Investments — 99.8% (Cost $68,078,296)		69,293,996
Net Other Assets (Liabilities) — 0.2%		120,844

NET ASSETS — 100.0%		$69,414,840

See footnote legend to Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

BB&T National Tax-Free Money Market Fund

Schedule of Portfolio Investments

September 30, 2007

Principal Amount		Amortized Cost
MUNICIPAL BONDS (97.6%)
	Arizona (9.3%)
$1,500,000	Maricopa County Industrial Development Authority, AZ, Multifamily Housing Revenue, Grand Victoria Housing Project, Series A (Fannie Mae), 3.880%, 10/4/07*	$1,500,000
1,275,000	Maricopa County, AZ, Hospital Refunding Revenue, Sun Health Corp. (LaSalle National Bank N.A.), 3.880%, 10/4/07*	1,275,000
1,500,000	Phoenix Industrial Development Authority, AZ, Multi-Family Housing Refunding Revenue, Copper Palms Apartments Project (FHLMC), 3.880%, 10/3/07*	1,500,000
2,720,000	RBC Municipal Products, Inc. Trust, Pima County, AZ Refunding Revenue, Series I-8 (FNMA), 3.910%, 10/4/07*(d)	2,720,000
2,500,000	Salt River Project Agricultural Improvements & Power District Electric System, AZ, Puttable Revenue, Series 2045, 3.920%, 10/4/07*(d)	2,500,000
750,000	Yavapai County, AZ, Industrial Development Authority Hospital Facilities Revenue, Yavapai Regional Medical Center, Series B (FSA), 3.860%, 10/4/07*	750,000

		10,245,000

	California (1.7%)
1,840,000	Puttable Floating Option Tax-Exempt Receipts Revenue, Series MT-400, 3.700%, 10/4/07*(d)	1,840,000

	Colorado (1.4%)
1,600,000	Thornton, CO, Kroger Co. Industrial Development Refunding Revenue (U.S. Bank N.A.), 3.940%, 10/4/07*	1,600,000

	District of Columbia (2.2%)
2,430,000	District of Columbia, Association of American Veterinary Medical Colleges Revenue (AMBAC), 3.920%, 10/4/07*	2,430,000

	Florida (7.0%)
2,400,000	Puttable Floating Option Tax Exempt Receipts Revenue, Series EC-1081 (MBIA-IBC), 3.970%, 10/4/07*(d)	2,400,000
3,000,000	Puttable Floating Option Tax-Exempts Receipts Revenue, Alachua County, FL, Series PT-3956, 3.960%, 10/4/07*(d)	3,000,000
2,280,000	Tallahassee, FL, Puttable Capital Buildings Revenue, Series 607 (FSA), 3.920%, 10/4/07*(d)	2,280,000

		7,680,000

	Georgia (5.8%)
2,000,000	De Kalb County, GA, Water & Sewer Refunding Revenue, Series 1906 (FSA), 3.910%, 10/4/07*(d)	2,000,000
1,300,000	Enhanced Return Puttable Floating Option, GA, Tax-Exempt Receipts Improvement G.O., Series EC 1019, 3.970%, 10/4/07*(d)	1,300,000
100,000	Gwinnett County Hospital Authority, GA, Refunding Revenue, Gwinnett Hospital System Project, Series A (FSA), 3.860%, 10/3/07*	100,000
3,000,000	Puttable Floating Option Tax-Exempt Receipts, G.O., Series EC-1127, 3.970%, 10/4/07*(d)	3,000,000

		6,400,000

	Illinois (3.5%)
1,076,275	ABN AMRO Chicago Corp. Leasetops Master Trust 1, Revenue, Series 1997-1 (LaSalle National Bank), 4.060%, 10/4/07*(d)	1,076,275
2,500,000	Illinois State, Refunding G.O., Series B, 5.000%, 1/1/08	2,507,357
246,000	Western Springs, IL, Timber Trails Project Special Assessment (LaSalle National Bank N.A.), 3.850%, 10/3/07*	246,000

		3,829,632

	Kentucky (2.1%)
725,000	Henderson County, KY, Hospital Facilities Revenue, Community United Methodist, Series B (Fifth Third Bank), 3.880%, 10/5/07*	725,000
1,615,000	Jefferson County, KY, University of Louisville Student Housing Industrial Building Revenue, Series A (Regions Bank), 3.860%, 10/4/07*	1,615,000

		2,340,000

	Louisiana (1.9%)
2,090,000	New Orleans, LA, Refunding G.O., Series A20 (FGIC), 3.970%, 10/3/07*(d)	2,090,000

	Maine (8.0%)
5,000,000	Finance Authority of Maine, Revenue, Mt. Desert (Citizens Bank NH), 3.900%, 10/4/07*	5,000,000
3,800,000	Lewiston, ME, G.O. Bond Anticipation Notes, 4.000%, 11/15/07	3,800,913

		8,800,913

	Massachusetts (3.3%)
3,670,000	Clipper Tax-Exempt Trust, Certificates of Participation, Series 2000-2, 3.730%, 1/1/08*(d)	3,670,000

	Minnesota (4.4%)
4,810,000	Becker, MN, Pollution Control Revenue, Series FP 13, 3.950%, 10/4/07*(d)	4,810,000

	Ohio (13.8%)
665,000	Avon, OH, Bond Anticipation Notes, Cash Flow Management Variable Purposes, 4.100%, 3/3/08	666,095
1,324,000	Defiance, OH, G.O. Bond Anticipation Notes, Sanitary Sewer Improvements Cash Flow Management, 4.250%, 4/25/08	1,327,301
3,600,000	Elyria, OH, G.O. Bond Anticipation Notes, Energy Conservation Improvements, 4.000%, 10/17/07	3,600,539
1,430,000	Elyria, OH, G.O. Bond Anticipation Notes, Street Improvements, 4.000%, 10/17/07	1,430,211
1,525,000	Montgomery County, OH, Industrial Development Refunding Revenue (U.S. Bank NA), 3.940%, 10/4/07*	1,525,000

Continued

BB&T National Tax-Free Money Market Fund

Schedule of Portfolio Investments — (continued)

September 30, 2007

Principal Amount		Amortized Cost
MUNICIPAL BONDS — (continued)
	Ohio — (continued)
$1,405,000	Parma Heights, OH, Bond Anticipation Notes Street Improvements Cash Flow Management, Callable 3/11/08 @ 100, 3.750%, 9/12/08	$1,405,000
2,410,000	Puttable Floating Optional Tax-Exempt Receipts, G.O., Highway Improvements Series 1152, 3.950%, 10/4/07*(d)	2,410,000
825,500	Sidney, OH, G.O. Refunding Bond Anticipation Notes, Various Purposes, 4.250%, 8/14/08	828,955
2,000,000	Stark County, OH, G.O. Bond Anticipation Notes, Sewer Improvements, 4.150%, 11/15/07	2,001,043

		15,194,144

	Other (0.5%)
590,000	Puttable Floating Option Tax-Exempt Receipts Revenue, Series EC-001, 4.020%, 10/4/07*(d)	590,000

	Texas (7.7%)
1,000,000	Coppell Independent School District, TX, Refunding G.O., (PSF-GTD) OID, 4.730%, 8/15/08**	968,162
1,350,000	Crawford Education Facilities Corp., TX, Refunding Revenue, University Parking System Project, Series A (BNP Paribas), 3.930%, 10/4/07*	1,350,000
1,400,000	Denton Independent School District, TX, School Improvements G.O., Series B (PSF-GTD), 3.750%, 8/15/08*	1,400,000
3,750,000	Puttable Floating Option Tax-Exempt Receipts Revenue, Series PA 1476, 4.010%, 10/4/07*(d)	3,750,000
1,000,000	Texas Municipal Gas Acquisition & Supply Corp. II, Natural Gas Utility Improvements Revenue, ROCS-10014, 3.990%, 10/4/07*(d)	1,000,000

		8,468,162

	Utah (10.7%)
2,500,000	Riverton, UT, Hospital Revenue, Series 1762, 3.920%, 10/4/07*(d)	2,500,000
4,250,000	Utah Transit Authority, Refunding Revenue, Series 63Z (MBIA), 3.910%, 10/4/07*(d)	4,250,000
5,000,000	Utah Water Finance Agency, Revenue, Series A-20 (AMBAC), 3.900%, 10/3/07*	5,000,000

		11,750,000

	Virginia (4.8%)
4,255,000	Puttable Floating Option Tax-Exempt Receipts Revenue, Series EC-1125 (State Aid Withholding), 3.950%, 10/4/07*(d)	4,255,000
1,000,000	Tobacco Settlement Financing Corp., VA, Revenue Series 1341, Callable 6/1/15 @ 100, 3.900%, 10/4/07*(d)	1,000,000

		5,255,000

	Washington (4.8%)
5,295,000	Clark County Public Utility District No. 1, WA, Electricity Power Improvements Revenue, Series A116 (FSA), 3.700%, 2/20/08*(d)	5,295,000

	Wisconsin (4.7%)
4,210,000	Lehman Municipal Trust Receipts, Public Improvements Revenue, Series F7, Callable 8/1/17 @ 100, 3.950%, 10/3/07*(d)	4,210,000
1,000,000	Rock County, WI, Promissory Notes, Cash Flow Management G.O., 4.250%, 7/10/08	1,003,348

		5,213,348

	Total Municipal Bonds (Cost $107,501,199)	107,501,199

	COMMERCIAL PAPER (1.9%)
2,000,000	Connecticut State Development Authority Pollution Control, Series 1999, 3.850%, 10/9/07	2,000,000

	Total Commercial Paper (Cost $2,000,000)	2,000,000

Shares
INVESTMENT COMPANY (0.0%)
12,747	SEI Institutional Tax Free Fund	12,747

Total Investment Company (Cost $12,747)		12,747

Total Investments — 99.5% (Cost $109,513,946)		109,513,946
Net Other Assets (Liabilities) — 0.5%		600,115

NET ASSETS — 100.0%		$110,114,061

See footnote legend to Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

BB&T Prime Money Market Fund

Schedule of Portfolio Investments

September 30, 2007

Principal Amount		Amortized Cost
ASSET BACKED SECURITIES (4.3%)
$25,000,000	Arkle Master Issue PLC, Series 2007-1A, Class 1A, 5.733%, 5/17/08(d)	$25,000,000
2,230,069	Cal Securitization Trust, Series 2007-1, Class A1, 5.424%, 7/15/08(e)	2,230,069
2,145,363	Capital Auto Receivables Asset Trust, Series 2007-SN1, Class A1A, 5.366%, 6/16/08(d)	2,145,363
8,000,000	Holmes Master Issuer PLC, Series 2006-1A, Class 1A, 5.733%, 1/15/16(d)	8,000,000
11,300,000	Holmes Master Issuer PLC, Series 2007-1, Class 1A1, 5.733%, 3/15/08	11,300,000
17,511,959	Westpac Securitization Trust, Series 2007-1G, Class A1, 5.470%, 5/21/38(d)	17,511,959

	Total Asset Backed Securities (Cost $66,187,391)	66,187,391

CERTIFICATES OF DEPOSIT (7.4%)
	Banks (6.0%)
8,000,000	Barclays Bank PLC, 5.300%, 1/16/08	8,000,000
5,000,000	Barclays Bank PLC, 5.370%, 1/25/08	5,000,000
5,000,000	Barclays Bank PLC, 5.380%, 2/15/08	5,000,000
5,300,000	Barclays Bank PLC, 5.312%, 5/22/08	5,300,000
5,000,000	Credit Suisse, 5.290%, 4/11/08	5,000,000
8,000,000	Credit Suisse, New York, 5.420%, 12/4/07	8,000,000
10,000,000	Credit Suisse, New York, 5.300%, 1/14/08	10,000,000
5,000,000	Credit Suisse, New York, 5.365%, 1/18/08	5,000,000
4,000,000	Credit Suisse, New York, 5.300%, 4/17/08	4,000,000
10,000,000	Credit Suisse, New York, 5.290%, 5/21/08	10,000,000
5,000,000	Credit Suisse, New York, 5.320%, 5/22/08	5,000,000
5,000,000	Credit Suisse, New York, 5.380%, 6/2/08	5,000,000
3,000,000	Huntington National Bank, 5.350%, 10/5/07	3,000,000
5,000,000	Huntington National Bank, 5.360%, 10/19/07	5,000,000
8,000,000	Toronto Dominion Bank, 5.420%, 12/12/07	8,000,000

		91,300,000

	Financial Services (1.4%)
5,000,000	Deutsche Bank AG, 5.350%, 4/14/08	5,000,000
7,000,000	Societe Generale, Paris, 5.360%, 4/2/08	7,000,000
10,000,000	Wilmington Trust Co., 5.325%, 10/17/07	9,999,871

		21,999,871

	Total Certificates of Deposit (Cost $113,299,871)	113,299,871

COMMERCIAL PAPER** (37.1%)
	Banking (0.3%)
5,000,000	Depfa Bank, PLC, 5.270%, 2/14/08(d)	4,900,408

	Brokers & Dealers (2.3%)
35,000,000	Morgan Stanley, 5.350%, 10/1/07	35,000,000

	Financial Services (33.7%)
15,000,000	Beta Finance, Inc., 5.280%, 11/5/07(d)	14,923,000
25,000,000	Compass Securitization, 6.400%, 10/4/07(d)	24,986,667
10,000,000	Compass Securitization, 6.150%, 10/17/07(d)	9,972,667
10,000,000	Countrywide Financial Corp., 5.270%, 10/5/07	9,994,144
20,000,000	Countrywide Financial Corp., 5.290%, 10/11/07	19,970,611
3,000,000	Countrywide Financial Corp., 5.280%, 10/19/07	2,992,080
20,000,000	Fairway Finance Corp., 5.230%, 10/29/07(d)	19,918,644
10,000,000	Fairway Finance Corp., 6.150%, 12/7/07(d)	9,885,542
10,000,000	Fcar Auto Loan Trust, 5.200%, 10/26/07	9,963,889
10,000,000	Fcar Owner Trust I, 5.800%, 3/5/08	9,748,667
10,000,000	Ford Credit Auto Receivables I, 5.210%, 1/16/08	9,845,147
10,000,000	Ford Credit Auto Receivables II, 5.220%, 1/16/08	9,844,850
7,000,000	Ford Credit Auto Receivables Owner Trust I, 5.260%, 10/23/07	6,977,499
15,000,000	Ford Credit Auto Receivables Owner Trust I, 5.280%, 11/15/07	14,901,000
5,000,000	Ford Credit Auto Receivables Owner Trust I, 5.210%, 1/14/08	4,924,021
5,000,000	Ford Credit Auto Receivables Trust I, 5.250%, 10/25/07	4,982,500
5,000,000	Ford Credit Auto Receivables Trust II, 5.220%, 1/15/08	4,923,150
5,000,000	Fountain Square Commercial Funding Corp., 5.250%, 10/9/07(d)	4,994,167
25,000,000	Grampian Funding LLC, 5.100%, 12/21/07(d)	24,706,656
4,000,000	Long Lane Master Trust 4, 5.344%, 3/11/08(d)	3,901,630
18,000,000	Long Lane Master Trust 4, Series A, 6.300%, 10/10/07(d)	17,971,650
20,000,000	Long Lane Master Trust IV, 5.950%, 11/20/07(d)	19,834,722
5,000,000	Paradigm Funding LLC, 5.600%, 11/8/07(d)	4,970,444
6,500,000	Picaros Funding LLC, 5.756%, 10/5/07(d)	6,496,299
20,000,000	Picaros Funding LLC, 5.536%, 12/14/07(d)	19,769,778
20,000,000	Scaldis Capital LLC, 5.290%, 11/8/07	19,888,322
25,000,000	Sheffield Receivables, 5.300%, 10/1/07(d)	25,000,000
10,000,000	Sheffield Receivables, 5.300%, 10/9/07(d)	9,988,222
10,000,000	Sheffield Receivables, 6.079%, 12/7/07(d)	9,885,542
30,000,000	Sheffield Receivables, 6.150%, 12/7/07(d)	29,656,625
5,000,000	Sigma Finance, Inc., 5.185%, 5/22/08(d)	4,831,487
25,000,000	Three Rivers Funding Corp., 5.265%, 10/25/07(d)	24,912,250
22,000,000	Tulip Funding Corp., 6.000%, 12/3/07	21,769,000
25,000,000	Versailles, CDS, LLC, 5.280%, 11/2/07(d)	24,882,667
30,000,000	Versailles, CDS, LLC, 5.350%, 11/7/07(d)	29,835,042
25,000,000	Versailles, CDS, LLC, 5.300%, 11/14/07(d)	24,838,055

		516,886,636

	Retail (0.8%)
3,000,000	Fortune Brands, Inc., 5.360%, 10/5/07(d)	2,998,213
5,000,000	Safeway, Inc., 6.150%, 10/11/07(d)	4,991,459
5,000,000	Safeway, Inc., 6.200%, 10/18/07(d)	4,985,361

		12,975,033

	Total Commercial Paper (Cost $569,762,077)	569,762,077

CORPORATE BONDS (5.2%)
	Banks (0.5%)
5,000,000	Barclays Bank PLC, 5.350%, 4/23/08	5,000,000
3,000,000	Barclays Bank PLC, 5.350%, 5/9/08	3,000,000

		8,000,000

	Financial Services (4.0%)
10,000,000	Paradigm Funding LLC, 5.106%, 1/23/08(d)	9,999,690
5,000,000	Sigma Finance, Inc., Series MTN, 5.315%, 10/12/07(d)	4,999,993
7,000,000	Sigma Finance, Inc., Series MTN, 5.375%, 2/4/08(d)	7,000,000

Continued

BB&T Prime Money Market Fund

Schedule of Portfolio Investments — (continued)

September 30, 2007

Principal Amount		Amortized Cost
CORPORATE BONDS — (continued)
	Financial Services — (continued)
$5,000,000	Sigma Finance, Inc., Series MTN, 5.400%, 4/21/08(d)	$5,000,000
5,000,000	Sigma Finance, Inc., Series MTN, 5.350%, 5/22/08(d)	5,000,000
5,000,000	Sigma Finance, Inc., Series MTN, 5.415%, 8/5/08(d)	5,000,000
10,000,000	SLM Corp., 5.800%, 4/14/08(d)	10,000,000
15,000,000	SLM Corp., 5.806%, 5/12/08(d)	15,000,000

		61,999,683

	Retail (0.7%)
10,000,000	Wal-Mart Stores, Inc., 5.933%, 6/1/08	10,038,473

	Total Corporate Bonds (Cost $80,038,156)	80,038,156

VARIABLE RATE NOTES* (40.3%)
	Banking (23.9%)
1,755,000	Anchor Holdings LLC, Series 2000, 5.220%, 10/4/07	1,755,000
36,000,000	Bank of America N.A., Series BKNT, 5.300%, 10/1/07	36,000,000
25,000,000	Bank of Ireland, Series XMTN, 5.493%, 10/19/07(d)	25,000,000
25,000,000	Bank of Montreal, Chicago, Series YCD, 5.470%, 11/21/07	25,000,000
8,500,000	Bank of Scotland PLC, Series MTN, 5.580%, 11/20/07(d)	8,500,029
10,000,000	Bank of Scotland PLC, Series MTN, 5.280%, 12/24/07(d)	10,000,000
2,000,000	Bank of Scotland PLC, Series MTN, 5.810%, 10/9/07(d)	2,000,000
23,300,000	Bank of Scotland PLC, Series MTN2, 5.198%, 11/1/07(d)	23,300,000
20,000,000	BNP Paribas, 5.071%, 10/29/07	19,975,080
14,000,000	BNP Paribas, 5.500%, 11/19/07(d)	14,000,000
3,170,000	Christian Life Assembly of the Assemblies of God, 5.280%, 10/4/07	3,170,000
2,760,000	Damascus, Ltd., 5.040%, 10/4/07	2,760,000
15,000,000	Depfa Bank PLC, Series EXL, 5.754%, 12/17/07(d)	15,000,000
1,505,000	Guilford Capital LLC, Series 02-A, 5.230%, 10/4/07	1,505,000
4,805,000	HC Equities LP, Series 2001, 5.130%, 10/4/07	4,805,000
3,590,000	Indian Hills Country Club, Series 2000, 5.180%, 10/4/07	3,590,000
5,015,000	Kent Capital LLC, 5.298%, 10/4/07	5,015,000
35,000,000	M&I Marshall & Ilsley Bank, 5.101%, 10/25/07	35,000,000
30,000,000	Monet Trust, 5.268%, 12/28/07(e)	30,000,000
25,000,000	National City Bank, Series BKNT, 5.470%, 10/1/07	25,000,000
20,000,000	National City Bank, Series BKNT, 5.490%, 10/1/07	20,000,000
3,535,000	Spira Millennium LLC, Series 2001, 5.200%, 10/4/07	3,535,000
14,225,000	Stone Creek LLC (Columbus Bank and Trust Co.), 5.190%, 10/4/07	14,225,000
10,000,000	Svenska Handelsbanken AB, 5.773%, 10/15/07(d)	10,000,000
6,796,000	TOG Properties LLC, 5.180%, 10/4/07	6,796,000
2,785,000	Vestavia Hills Baptist Church, Series 2000, 5.200%, 10/4/07	2,785,000
2,000,000	Wells Fargo & Co., Series MTNC, 5.725%, 10/2/07	2,000,000
12,000,000	Westpac Banking Corp., 5.743%, 10/16/07(d)	12,000,000
4,630,000	World Wildlife Fund, Inc., 5.200%, 10/4/07	4,630,000

		367,346,109

	Brokers & Dealers (7.5%)
25,000,000	Goldman Sachs Group LP, 5.340%, 10/1/07(d)	25,000,000
35,000,000	Goldman Sachs Group, Inc., 5.370%, 10/1/07(e)	35,000,000
5,000,000	Goldman Sachs Group, Inc., Series MTN, 5.823%, 10/15/07(d)	5,000,067
6,500,000	Merrill Lynch & Co., Inc., 5.754%, 10/18/07(d)	6,500,000
8,000,000	Merrill Lynch & Co., Inc., Series MTN, 5.276%, 10/24/07	8,000,000
10,000,000	Merrill Lynch & Co., Inc., Series MTN1, 5.800%, 10/4/07(d)	10,000,000
4,000,000	Morgan Stanley, 5.320%, 5/2/07	4,000,000
5,000,000	Morgan Stanley, Series EXL, 5.800%, 10/4/07	5,000,000
7,000,000	Morgan Stanley, Series EXL, 5.219%, 10/29/07	7,000,000
10,000,000	Morgan Stanley, Series EXLS, 5.845%, 10/3/07	10,000,000

		115,500,067

	Financial Services (6.6%)
7,000,000	General Electric Capital Corp., Series MTN, 5.878%, 10/17/07(d)	7,000,000
2,000,000	K2 (USA) LLC, Series MTN, 4.820%, 10/9/07(d)	1,999,996
8,000,000	K2 (USA) LLC, Series MTN, 5.315%, 10/19/07(d)	7,999,338
5,000,000	K2 (USA) LLC, Series MTN, 5.470%, 11/19/07(d)	4,999,685
5,000,000	K2 (USA) LLC, Series MTN, 5.320%, 10/22/07(d)	4,999,600
5,000,000	K2 (USA) LLC, Series MTN, 4.840%, 11/15/07(d)	4,998,693
10,000,000	K2 (USA) LLC, Series MTN, 5.538%, 11/15/07(d)	9,998,257
25,000,000	K2 (USA) LLC, Series MTN, 4.950%, 11/20/07(d)	24,988,934
5,000,000	PYXIS Master Trust, Series 2007-6, 5.718%, 12/6/07(e)	5,000,000
10,000,000	Sigma Finance, Inc., Series MTN, 4.825%, 12/13/07(d)	9,999,900
7,000,000	Sigma Finance, Inc., Series MTN1, 4.820%, 10/15/07(d)	6,999,796
12,000,000	Union Hamilton Special Funding LLC, Series MTN, 5.498%, 12/28/07(d)	12,000,000

		100,984,199

	Insurance (1.3%)
5,000,000	Genworth Life Insurance Co., 5.450%, 11/9/07(e)	5,000,000
5,000,000	Metropolitan Life Insurance Co., 5.476%, 11/1/07(e)	5,000,000
5,000,000	New York Life Insurance Co., 5.579%, 11/1/07(e)	5,000,000
5,000,000	Travelers Insurance Co., 5.453%, 11/19/07(e)	5,000,000

		20,000,000

Continued

BB&T Prime Money Market Fund

Schedule of Portfolio Investments — (continued)

September 30, 2007

Principal Amount		Amortized Cost
VARIABLE RATE NOTES* — (continued)
	Municipal Bonds (1.0%)
$4,395,000	Franklin County, OH, Edison Welding Institute Inc. Project Refunding Revenue Bonds, 5.040%, 10/4/07	$4,395,000
4,000,000	Kansas City, MO, Industrial Development Authority Revenue Bonds, West Edge Project, (M&I Marshall & Ilsley), 5.130%, 10/3/07	4,000,000
7,000,000	Maryland State, Economic Development Corp. Revenue Bonds, Human Genome Project Series A, (Manufacturers & Traders), 5.250%, 10/2/07	7,000,000

		15,395,000

	Total Variable Rate Notes (Cost $619,225,375)	619,225,375

MASTER NOTE (2.0%)
30,000,000	Bear Stearns & Co., Inc., 5.500%, 10/1/07	30,000,000

	Total Master Note (Cost $30,000,000)	30,000,000

REPURCHASE AGREEMENT (3.5%)
53,964,000	Bank of America Corp., 5.10%, dated 09/28/07, due 10/01/07, proceeds at maturity, $53,986,935 (Collateralized fully by Mortgage-Backed Security)	53,964,000

	Total Repurchase Agreement (Cost $53,964,000)	53,964,000

Total Investments — 99.8% (Cost $1,532,476,870)		1,532,476,870
Net Other Assets (Liabilities) — 0.2%		3,139,741

NET ASSETS — 100.0%		$1,535,616,611

See footnote legend to Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

BB&T U.S. Treasury Money Market Fund

Schedule of Portfolio Investments

September 30, 2007

Principal Amount		Amortized Cost
U.S. TREASURY NOTES (12.1%)
$30,000,000	4.250%, 10/31/07	$29,985,065
75,000,000	3.000%, 11/15/07	74,940,205

	Total U.S. Treasury Notes (Cost $104,925,270)	104,925,270

U.S. TREASURY BILLS** (18.7%)
5,000,000	4.812%, 11/15/07	4,970,922
15,000,000	4.808%, 12/13/07	14,853,087
15,000,000	4.808%, 12/13/07	14,855,520
15,000,000	4.989%, 1/17/08	14,784,900
15,000,000	4.989%, 1/17/08	14,782,202
25,000,000	4.279%, 2/14/08	24,611,361
25,000,000	4.279%, 2/14/08	24,608,056
20,000,000	4.016%, 2/28/08	19,675,417
30,000,000	3.995%, 3/13/08	29,471,100

	Total U.S. Treasury Bills (Cost $162,612,565)	162,612,565

REPURCHASE AGREEMENTS (65.7%)
150,000,000	Bank of America Corp., 5.10%, dated 09/28/07, due 10/01/07, proceeds at maturity, $53,986,935 (Collateralized fully by Mortgage-Backed Security)	150,000,000
150,000,000	Bear Stearns & Co. Inc., 3.78% dated 09/28/07, due 10/01/07, proceeds at maturity, $150,047,250 (Collateralized fully by U.S. Treasury Securities)	150,000,000
125,104,304	Credit Suisse First Boston, 3.90%, dated 09/28/07, due 10/01/07, proceeds at maturity, $125,144,963 (Collateralized fully by U.S. Treasury Securities)	125,104,305
145,000,000	Lehman Brothers, 3.70%, dated 09/28/07, due 10/01/07, proceeds at maturity, $145,044,708 (Collateralized fully by U.S. Treasury Securities)	145,000,000

	Total Repurchase Agreements (Cost $570,104,305)	570,104,305

Total Investments — 96.5% (Cost $837,642,140)		837,642,140
Net Other Assets (Liabilities) — 3.5%		30,396,050

NET ASSETS — 100.0%		$868,038,190

See footnote legend to Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

BB&T Capital Manager Conservative Growth Fund

Schedule of Portfolio Investments

September 30, 2007

Shares		Fair Value
AFFILIATED INVESTMENT COMPANIES (99.6%)
666,437	BB&T International Equity Fund, Institutional Class	$5,758,018
588,335	BB&T Large Cap Fund, Institutional Class	11,296,040
170,573	BB&T Mid Cap Growth Fund, Institutional Class	2,683,114
246,420	BB&T Mid Cap Value Fund, Institutional Class	3,696,303
123,648	BB&T Small Cap Fund, Institutional Class	1,858,425
3,440,638	BB&T Total Return Bond Fund, Institutional Class	34,853,666
1,747,870	BB&T U.S. Treasury Money Market Fund, Institutional Class	1,747,870

	Total Affiliated Investment Companies (Cost $58,423,004)	61,893,436

Total Investments — 99.6% (Cost $58,423,004)		61,893,436
Net Other Assets (Liabilities) — 0.4%		263,046

NET ASSETS — 100.0%		$62,156,482

See footnote legend to Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

BB&T Capital Manager Moderate Growth Fund

Schedule of Portfolio Investments

September 30, 2007

Shares		Fair Value
AFFILIATED INVESTMENT COMPANIES (99.6%)
1,533,928	BB&T International Equity Fund, Institutional Class	$13,253,140
1,354,640	BB&T Large Cap Fund, Institutional Class	26,009,090
392,264	BB&T Mid Cap Growth Fund, Institutional Class	6,170,311
567,193	BB&T Mid Cap Value Fund, Institutional Class	8,507,891
284,946	BB&T Small Cap Fund, Institutional Class	4,282,736
2,736,107	BB&T Total Return Bond Fund, Institutional Class	27,716,763
2,717,089	BB&T U.S. Treasury Money Market Fund, Institutional Class	2,717,089

	Total Affiliated Investment Companies (Cost $82,684,105)	88,657,020

Total Investments — 99.6% (Cost $82,684,105)		88,657,020
Net Other Assets (Liabilities) — 0.4%		332,355

NET ASSETS — 100.0%		$88,989,375

See footnote legend to Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

BB&T Capital Manager Growth Fund

Schedule of Portfolio Investments

September 30, 2007

Shares		Fair Value
AFFILIATED INVESTMENT COMPANIES (99.7%)
1,497,883	BB&T International Equity Fund, Institutional Class	$12,941,713
1,322,280	BB&T Large Cap Fund, Institutional Class	25,387,779
382,964	BB&T Mid Cap Growth Fund, Institutional Class	6,024,023
553,997	BB&T Mid Cap Value Fund, Institutional Class	8,309,960
278,162	BB&T Small Cap Fund, Institutional Class	4,180,778
1,152,925	BB&T Total Return Bond Fund, Institutional Class	11,679,134
2,056,907	BB&T U.S. Treasury Money Market Fund, Institutional Class	2,056,907

	Total Affiliated Investment Companies (Cost $65,731,373)	70,580,294

Total Investments — 99.7% (Cost $65,731,373)		70,580,294
Net Other Assets (Liabilities) — 0.3%		231,144

NET ASSETS — 100.0%		$70,811,438

See footnote legend to Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

BB&T Capital Manager Equity Fund

Schedule of Portfolio Investments

September 30, 2007

Shares		Fair Value
AFFILIATED INVESTMENT COMPANIES (99.3%)
994,767	BB&T International Equity Fund, Institutional Class	$8,594,784
878,785	BB&T Large Cap Fund, Institutional Class	16,872,673
254,631	BB&T Mid Cap Growth Fund, Institutional Class	4,005,344
368,053	BB&T Mid Cap Value Fund, Institutional Class	5,520,800
184,837	BB&T Small Cap Fund, Institutional Class	2,778,107
707,883	BB&T U.S. Treasury Money Market Fund, Institutional Class	707,883

	Total Affiliated Investment Companies (Cost $35,497,540)	38,479,591

Total Investments — 99.3% (Cost $35,497,540)		38,479,591
Net Other Assets (Liabilities) — 0.7%		272,664

NET ASSETS — 100.0%		$38,752,255

See footnote legend to Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

BB&T Funds

Footnote Legend to the Schedules of Portfolio Investments

(a)	Represents non-income producing security.
(b)	Represents that all or a portion of the security was pledged as collateral for securities purchased on a when-issued basis.
(c)	Represents a security purchased on a when-issued basis. At September 30, 2007, total cost of investments purchased on a when-issued basis for the Total Return Bond was $6,641,693.
(d)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Investment Advisor, using board approved procedures, has deemed these securities or a portion of these securities to be liquid.
(e)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Investment Advisor, using board approved procedures, has deemed these securities to be illiquid. As of September 30, 2007, these securities represent 6.02% of net assets in the Prime Money Market Fund. (f) Inflation protection security. Principal amount periodically adjusted for inflation.
(g)	Illiquid security.
(h)	Security held as collateral for written call option.
*	The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2007. For bond funds, the maturity date reflected is the final maturity date. For money market funds, the maturity date reflected is the next reset date.
**	Discount Note or zero coupon bond. Rate disclosed represents the annualized yield from date of purchase.
***	Interest bearing commercial paper. ADR — American Depository Receipt.

AMBAC — American Municipal Bond Insurance.

AMBAC-TCRS — Secondarily Insured by AMBAC Indemnity Corp. FGIC — Financial Guaranty Insurance Corp.

FSA — Financial Security Assurance. G.O. — General Obligation.

GDR — Global Depository Receipt. IBC — Insured Bond Certificates. LLC — Limited Liability Company.

MBIA — Municipal Bond Insurance Association MTN — Medium Term Note NA — North America.

OID — Original Issue Discount.

PSF-GTD — Permanent School Fund Guaranteed. REIT — Real Estate Investment Trust.

SCSDE — South Carolina School District Enhancement. STEP — Step Coupon Bond.

XLCA — XL Capital Assurance.

See accompanying notes to the financial statements.

(This page has been left blank intentionally.)

BB&T Funds

Statements of Assets and Liabilities

September 30, 2007

	Large Cap Fund	Mid Cap Value Fund	Mid Cap Growth Fund	Small Cap Fund	International Equity Fund	Special Opportunities Equity Fund	Equity Income Fund	Short U.S. Government Fund
Assets:
Investments, at cost	$576,604,817	$250,883,925	$154,251,065	$87,150,077	$152,478,644	$281,222,404	$162,270,323	$44,491,214
Unrealized appreciation (depreciation)	90,643,811	17,559,167	55,546,792	6,203,972	16,538,657	54,238,111	24,668,751	(13,802)

Investments, at fair value	667,248,628	268,443,092	209,797,857	93,354,049	169,017,301	335,460,515	186,939,074	44,477,412
Cash	—	4	—	—	361,811	—	13,597	625
Foreign currency, at value*	—	—	—	—	7,597,547	—	—	—
Interest and dividends receivable	638,525	386,273	67,675	73,175	636,336	194,086	507,572	385,338
Receivable for investments sold	12,830,264	1,457,443	15,178,092	1,208,123	3,513,579	239,720	881,271	—
Receivable for capital shares issued	1,391,425	1,155,175	1,197,889	264,272	544,925	2,012,671	1,638,913	101,501
Unrealized appreciation on forward foreign currency contracts	—	—	—	—	186,539	—	—	—
Prepaid and other expenses	15,472	8,008	7,151	9,457	6,740	14,281	14,351	2,809

Total Assets	682,124,314	271,449,995	226,248,664	94,909,076	181,864,778	337,921,273	189,994,778	44,967,685

Liabilities:
Call options written (premiums received $ — , $ — , $ — , $ — , $ — , $999,154, $148,681 and $ — , respectively)	—	—	—	—	—	997,630	386,850	—
Cash overdraft	—	—	—	13	—	—	—	—
Distributions payable	1,397,664	127,846	—	—	—	—	141,142	125,354
Unrealized depreciation on forward foreign currency contracts	—	—	—	—	646,389	—	—	—
Payable for investments purchased	—	3,568,618	13,758,003	—	9,019,604	1,554,662	4,707,243	—
Payable for capital shares redeemed	1,254,980	29,375	63,089	171,775	418,475	3,125,647	171,858	79,584
Accrued expenses and other payables:
Investment advisory fees	422,999	164,883	123,213	67,957	116,466	228,446	110,592	17,957
Administration fees	52,955	20,037	15,049	6,743	11,660	24,603	13,473	4,435
Compliance service fees	1,212	48	24	—	—	—	126	—
Distribution (12b-1) fees	26,806	9,342	4,453	4,734	2,699	90,573	52,348	824
Trustee fees	14	1,003	1,026	195	1,061	1,888	722	119
Transfer agent fees	28,629	9,612	7,007	2,335	5,887	—	—	45
Other	31,820	33,420	23,500	8,372	6,999	43,572	26,321	5,622

Total Liabilities	3,217,079	3,964,184	13,995,364	262,124	10,229,240	6,067,021	5,610,675	233,940

Net Assets:
Capital	497,435,435	223,100,037	144,323,097	88,025,950	144,252,412	264,774,775	152,702,080	52,942,389
Accumulated undistributed (distributions in excess of) net investment income	(1,339,038)	8,271	197,590	—	(1,519,068)	—	125,735	229,312
Accumulated realized gains from investment, written option and foreign currency transactions	92,167,027	26,818,336	12,185,821	417,030	12,551,769	12,839,842	7,125,706	(8,424,154)
Net unrealized appreciation/(depreciation) on investments, written options and translation of assets and liabilities in foreign currency	90,643,811	17,559,167	55,546,792	6,203,972	16,350,425	54,239,635	24,430,582	(13,802)

Net Assets	$678,907,235	$267,485,811	$212,253,300	$94,646,952	$171,635,538	$331,854,252	$184,384,103	$44,733,745

Net Assets
Class A Shares	$58,771,309	$16,810,502	$11,773,992	$8,838,771	$5,203,842	$124,136,488	$97,490,554	$3,978,013
Class B Shares	17,796,140	6,112,136	2,697,128	3,393,269	2,041,476	29,930,572	14,795,864	—
Class C Shares	238,618	1,126,025	46,107	25,638	243,643	50,577,245	26,044,432	—
Institutional Shares	602,101,168	243,437,148	197,736,073	82,389,274	164,146,577	127,209,947	46,053,253	40,755,732

Total	$678,907,235	$267,485,811	$212,253,300	$94,646,952	$171,635,538	$331,854,252	$184,384,103	$44,733,745

Shares of Beneficial Interest Outstanding (Unlimited number of shares authorized, no par value)
Class A Shares	3,071,689	1,125,910	793,538	592,309	618,404	6,786,183	6,486,267	417,818
Class B Shares	941,371	419,943	191,805	235,187	266,925	1,697,387	987,040	—
Class C Shares	12,646	77,404	3,275	1,779	31,984	2,866,658	1,738,721	—
Institutional Shares	31,364,903	16,229,298	12,570,569	5,480,742	18,993,135	6,871,875	3,059,471	4,276,981

Total	35,390,609	17,852,555	13,559,187	6,310,017	19,910,448	18,222,103	12,271,499	4,694,799

Net Asset Value
Class A Shares - redemption price per share	$19.13	$14.93	$14.84	$14.92	$8.41	$18.29	$15.03	$9.52

Class B Shares - offering price per share**	$18.90	$14.55	$14.06	$14.43	$7.65	$17.63	$14.99	$—

Class C Shares - offering price per share**	$18.87	$14.55	$14.08	$14.41	$7.62	$17.64	$14.98	$—

Institutional Shares	$19.20	$15.00	$15.73	$15.03	$8.64	$18.51	$15.05	$9.53

Maximum Sales Charge - Class A Shares	5.75%	5.75%	5.75%	5.75%	5.75%	5.75%	5.75%	3.00%

Maximum Offering Price (100%/(100% - Maximum Sales Charge)) of net asset value adjusted to the nearest cent per share - Class A Shares	$20.30	$15.84	$15.75	$15.83	$8.93	$19.41	$15.95	$9.81

*	The International Equity Fund includes foreign currency at cost of $7,375,689.
**	Redemption price per share varies by length of time shares are held.

See accompanying notes to the financial statements.

BB&T Funds

Statements of Assets and Liabilities

September 30, 2007

	Intermediate U.S. Government Fund	Total Return Bond Fund	Kentucky Intermediate Tax-Free Fund	Maryland Intermediate Tax-Free Fund	North Carolina Intermediate Tax-Free Fund	South Carolina Intermediate Tax-Free Fund	Virginia Intermediate Tax-Free Fund	West Virginia Intermediate Tax-Free Fund
Assets:
Investments, at cost	$145,939,921	$453,118,715	$14,867,458	$10,346,014	$113,118,187	$15,998,115	$76,703,281	$68,078,296
Unrealized appreciation (depreciation)	(1,679,464)	1,053,255	180,193	149,366	2,206,204	261,426	1,681,320	1,215,700

Investments, at fair value	144,260,457	454,171,970	15,047,651	10,495,380	115,324,391	16,259,541	78,384,601	69,293,996
Cash	1,903	3,127	49	29	651	411	76	40
Interest and dividends receivable	1,043,543	3,473,914	220,026	124,396	1,664,005	191,570	936,765	1,056,088
Maturities receivable	—	178,158	—	—	—	—	—	—
Receivable for investments sold	—	—	27,033	—	3,660,022	154,894	330,315	65,554
Receivable for capital shares issued	12,408	1,560,820	—	214,052	94,484	—	192,997	5,000
Prepaid and other expenses	6,576	7,301	140	—	1,056	1,417	2,062	985

Total Assets	145,324,887	459,395,290	15,294,899	10,833,857	120,744,609	16,607,833	79,846,816	70,421,663

Liabilities:
Distributions payable	326,578	1,127,800	30,101	24,396	292,238	38,870	198,675	167,764
Payable for investments purchased	—	10,687,572	—	—	4,425,934	—	1,618,095	796,904
Payable for capital shares redeemed	241,601	394,123	—	—	—	—	262,689	—
Accrued expenses and other payables:
Investment advisory fees	64,404	195,378	5,664	3,180	47,860	6,938	32,339	28,632
Administration fees	11,093	33,281	1,130	783	8,675	1,264	5,912	5,190
Compliance service fees	—	—	—	2	55	9	35	9
Distribution (12b-1) fees	4,511	5,868	943	481	4,043	771	1,801	3,458
Trustee fees	46	1,074	64	40	406	111	319	218
Other	16,434	57,462	2,237	1,769	15,578	1,426	13,401	4,648

Total Liabilities	664,667	12,502,558	40,139	30,651	4,794,789	49,389	2,133,266	1,006,823

Net Assets:
Capital	160,231,764	455,539,284	15,091,006	10,780,620	113,243,929	16,154,993	75,641,973	68,093,760
Accumulated undistributed (distributions in excess of) net investment income	1,590,109	545,387	1,082	(483)	62,775	1,168	38,240	(59,173)
Accumulated realized gains (losses) from investments	(15,482,189)	(10,245,194)	(17,521)	(126,297)	436,912	140,857	352,017	164,553
Net unrealized appreciation/depreciation on investments	(1,679,464)	1,053,255	180,193	149,366	2,206,204	261,426	1,681,320	1,215,700

Net Assets	$144,660,220	$446,892,732	$15,254,760	$10,803,206	$115,949,820	$16,558,444	$77,713,550	$69,414,840

Net Assets
Class A Shares	$9,049,704	$8,403,442	$4,629,955	$2,429,418	$19,667,656	$3,769,325	$8,802,154	$16,896,921
Class B Shares	3,006,455	4,991,854	—	—	—	—	—	—
Class C Shares	201,449	115,444	—	—	—	—	—	—
Institutional Shares	132,402,612	433,381,992	10,624,805	8,373,788	96,282,164	12,789,119	68,911,396	52,517,919

Total	$144,660,220	$446,892,732	$15,254,760	$10,803,206	$115,949,820	$16,558,444	$77,713,550	$69,414,840

Outstanding Units of Beneficial Interest (Shares)
Class A Shares	911,339	830,110	460,093	239,334	1,903,235	366,618	777,857	1,739,790
Class B Shares	303,811	492,690	—	—	—	—	—	—
Class C Shares	20,341	11,389	—	—	—	—	—	—
Institutional Shares	13,315,681	42,786,361	1,057,039	823,740	9,318,664	1,252,029	6,090,798	5,401,776

Total	14,551,172	44,120,550	1,517,132	1,063,074	11,221,899	1,618,647	6,868,655	7,141,566

Net Asset Value
Class A Shares - redemption price per share	$9.93	$10.12	$10.06	$10.15	$10.33	$10.28	$11.32	$9.71

Class B Shares - offering price per share*	$9.90	$10.13	$—	$—	$—	$—	$—	$—

Class C Shares - offering price per share*	$9.90	$10.14	$—	$—	$—	$—	$—	$—

Institutional Shares	$9.94	$10.13	$10.05	$10.17	$10.33	$10.21	$11.31	$9.72

Maximum Sales Charge - Class A Shares	5.75%	5.75%	3.00%	3.00%	3.00%	3.00%	3.00%	3.00%

Maximum Offering Price (100%/(100% - Maximum Sales Charge)) of net asset value adjusted to the nearest cent per share - Class A Shares	$10.54	$10.74	$10.37	$10.46	$10.65	$10.60	$11.67	$10.01

*	Redemption price per share varies by length of time shares are held.

See accompanying notes to the financial statements.

BB&T Funds

Statements of Assets and Liabilities

September 30, 2007

	National Tax-Free Money Market Fund	Prime Money Market Fund	U.S. Treasury Money Market Fund	Capital Manager Conservative Growth Fund	Capital Manager Moderate Growth Fund	Capital Manager Growth Fund	Capital Manager Equity Fund
Assets:
Investments:
Unaffiliated investments, at cost	$109,513,946	$1,478,512,870	$267,537,835	$—	$—	$—	$—
Investment in affiliates, at cost	—	—	—	58,423,004	82,684,105	65,731,373	35,497,540

Total investments, at cost	109,513,946	1,478,512,870	267,537,835	58,423,004	82,684,105	65,731,373	35,497,540
Unrealized appreciation (depreciation)	—	—	—	3,470,432	5,972,915	4,848,921	2,982,051

Investments, at value	109,513,946	1,478,512,870	267,537,835	61,893,436	88,657,020	70,580,294	38,479,591
Repurchase agreements, at cost	—	53,964,000	570,104,305	—	—	—	—
Cash	11	1,225	142	—	—	—	—
Interest and dividends receivable	956,233	7,250,727	2,170,352	204,412	260,026	195,947	101,291
Maturities receivable	—	—	30,000,000	—	—	—	—
Receivable for capital shares issued	—	—	14	165,565	277,333	123,721	205,517
Prepaid and other expenses	9,369	22,361	14,912	2,545	4,250	3,241	3,409

Total Assets	110,479,559	1,539,751,183	869,827,560	62,265,958	89,198,629	70,903,203	38,789,808

Liabilities:
Distributions payable	316,493	3,049,858	1,263,308	5,356	7,003	2,602	3,270
Payable for capital shares redeemed	—	3,502	—	87,053	160,136	55,712	20,989
Accrued expenses and other payables:
Investment advisory fees	24,420	445,958	214,421	2,894	4,186	3,227	1,739
Administration fees	8,699	115,479	58,464	—	—	—	—
Compliance service fees	103	2,914	1,419	—	—	3	15
Distribution (12b-1) fees	109	306,057	128,235	5,956	25,605	21,774	8,758
Trustee fees	520	—	—	196	245	204	500
Other	15,154	210,804	123,523	8,021	12,079	8,243	2,282

Total Liabilities	365,498	4,134,572	1,789,370	109,476	209,254	91,765	37,553

Net Assets:
Capital	110,115,995	1,535,611,664	868,037,944	54,507,191	73,852,145	57,606,912	30,155,513
Accumulated undistributed (distributions in excess of) net investment income	—	4,947	246	345,940	693,757	666,082	392,521
Accumulated realized gains (losses) from investments	(1,934)	—	—	3,832,919	8,470,558	7,689,523	5,222,170
Net unrealized appreciation/(depreciation) on investments	—	—	—	3,470,432	5,972,915	4,848,921	2,982,051

Net Assets	$110,114,061	$1,535,616,611	$868,038,190	$62,156,482	$88,989,375	$70,811,438	$38,752,255

Net Assets
Class A Shares	$526,351	$745,381,317	$310,412,405	$9,780,754	$38,081,125	$26,188,784	$9,383,929
Class B Shares	1,152	1,628,663	301,163	4,779,405	21,790,777	20,286,427	8,535,220
Class C Shares	1,026	460,312	42,257	76,690	156,467	77,634	1,144
Institutional Shares	109,585,532	788,146,319	557,282,365	47,519,633	28,961,006	24,258,593	20,831,962

Total	$110,114,061	$1,535,616,611	$868,038,190	$62,156,482	$88,989,375	$70,811,438	$38,752,255

Outstanding Units of Beneficial Interest (Shares)
Class A Shares	526,368	745,377,452	310,412,514	928,480	3,479,787	2,353,465	765,533
Class B Shares	1,152	1,629,447	301,263	453,609	2,026,890	1,857,301	719,481
Class C Shares	1,026	460,305	42,258	7,297	14,472	7,109	96
Institutional Shares	109,590,477	788,160,238	557,282,300	4,475,230	2,635,850	2,177,303	1,686,305

Total	110,119,023	1,535,627,442	868,038,335	5,864,616	8,156,999	6,395,178	3,171,415

Net Asset Value
Class A Shares - redemption price per share	$1.00	$1.00	$1.00	$10.53	$10.94	$11.13	$12.26

Class B Shares - offering price per share*	$1.00	$1.00	$1.00	$10.54	$10.75	$10.92	$11.86

Class C Shares - offering price per share*	$1.00	$1.00	$1.00	$10.51	$10.81	$10.92	$11.87

Institutional Shares	$1.00	$1.00	$1.00	$10.62	$10.99	$11.14	$12.35

Maximum Sales Charge - Class A Shares	N/A	N/A	N/A	5.75%	5.75%	5.75%	5.75%

Maximum Offering Price (100%/(100% - Maximum Sales Charge)) of net asset value adjusted to the nearest cent per share - Class A Shares	$1.00	$1.00	$1.00	$11.17	$11.61	$11.81	$13.01

*	Redemption price per share varies by length of time shares are held.

See accompanying notes to the financial statements.

BB&T Funds

Statements of Operations

For the Year Ended September 30, 2007

	Large Cap Fund	Mid Cap Value Fund	Mid Cap Growth Fund	Small Cap Fund	International Equity Fund	Special Opportunities Equity Fund	Equity Income Fund	Short U.S. Government Fund
Investment Income:
Interest income	$1,035,849	$491,683	$245,639	$444,062	$70,753	$1,661,569	$703,137	$2,348,526
Dividend income	15,676,826	2,874,778	462,781	1,137,567	4,375,779	1,394,723	4,586,586	10,562
Foreign tax withholding	—	(3,314)	(5,440)	—	(272,084)	(7,735)	(50,902)	—
Income from securities lending	148,553	62,546	356,400	76,956	—	52,678	30,972	15,815

Total investment income	16,861,228	3,425,693	1,059,380	1,658,585	4,174,448	3,101,235	5,269,793	2,374,903

Expenses:
Investment advisory fees (See Note 4)	5,195,172	1,752,241	1,182,836	981,765	1,843,603	2,020,845	989,246	305,103
Administration fees (See Note 4)	739,279	246,115	165,793	102,958	195,716	260,696	146,175	54,200
Distribution fees - Class A Shares	284,270	40,095	26,999	48,066	24,402	527,376	392,809	24,132
Distribution fees - Class B Shares	185,043	60,044	24,840	40,061	19,475	270,236	124,606	—
Distribution fees - Class C Shares	2,202	10,058	392	238	1,827	436,083	204,845	—
Compliance service fees (See Note 4)	10,233	3,134	2,053	1,353	2,445	2,681	1,922	728
Trustee fees	37,099	11,421	7,883	4,863	10,364	12,352	6,633	2,902
Audit fees	67,959	18,865	12,524	7,323	13,078	23,387	13,243	3,701
Custodian fees	43,272	10,877	4,413	4,306	90,603	13,413	8,889	2,127
Fund accounting fees (See Note 4)	87,843	24,202	16,313	10,040	18,790	25,807	14,442	5,086
Legal fees	145,000	45,000	30,000	18,850	34,650	35,000	27,000	9,120
Printing fees	112,000	17,000	10,333	8,000	23,000	18,178	10,838	3,930
Transfer agent fees (See Note 4)	218,434	72,239	50,781	39,118	46,556	91,116	48,498	10,481
Other	109,861	58,017	49,760	59,070	42,340	86,554	62,664	15,647

Total expenses before waivers	7,237,667	2,369,308	1,584,920	1,326,011	2,366,849	3,823,724	2,051,810	437,157
Less expenses reimbursed or waived by the Investment Advisor	(402,568)	(94,716)	(63,937)	(196,354)	(238,508)	—	—	(76,276)
Less expenses reimbursed or waived by the Distributor	(142,135)	—	—	(24,033)	(12,201)	(263,688)	(196,405)	(12,066)

Net expenses	6,692,964	2,274,592	1,520,983	1,105,624	2,116,140	3,560,036	1,855,405	348,815

Net investment income (loss)	10,168,264	1,151,101	(461,603)	552,961	2,058,308	(458,801)	3,414,388	2,026,088

Realized/Unrealized Gains (Losses) on Investments, Written Options and Foreign Currency Transactions:
Net realized gains (losses) from:
Investments	147,788,254	32,051,690	17,485,970	11,045,537	87,451,821	28,777,319	12,595,322	(260,514)
Written Options	—	—	—	—	—	1,235,199	241,142	—
Foreign currency transactions	—	—	—	—	(1,300,855)	—	—	—
Change in unrealized appreciation/depreciation on:
Investments	(70,022,396)	(903,836)	34,588,439	(7,334,815)	(48,190,258)	16,498,519	9,033,259	614,081
Written Options	—	—	—	—	—	(548,551)	(368,493)	—
Foreign currency transactions	—	—	—	—	(339,479)	—	—	—

Net realized/unrealized gains on investments, written options and foreign currency transactions	77,765,858	31,147,854	52,074,409	3,710,722	37,621,229	45,962,486	21,501,230	353,567

Change in net assets from operations	$87,934,122	$32,298,955	$51,612,806	$4,263,683	$39,679,537	$45,503,685	$24,915,618	$2,379,655

See accompanying notes to the financial statements.

BB&T Funds

Statements of Operations

For the Year Ended September 30, 2007

	Intermediate U.S. Government Fund	Total Return Bond Fund	Kentucky Intermediate Tax-Free Fund	Maryland Intermediate Tax-Free Fund	North Carolina Intermediate Tax-Free Fund	South Carolina Intermediate Tax-Free Fund	Virginia Intermediate Tax-Free Fund	West Virginia Intermediate Tax-Free Fund
Investment Income:
Interest income	$8,927,182	$22,812,166	$560,022	$398,077	$4,676,065	$755,477	$3,269,229	$3,025,624
Dividend income	23,354	35,460	21,606	18,696	109,838	22,659	67,943	70,249
Income from securities lending	38,480	119,677	—	—	—	—	—	—

Total investment income	8,989,016	22,967,303	581,628	416,773	4,785,903	778,136	3,337,172	3,095,873

Expenses:
Investment advisory fees (See Note 4)	1,042,222	2,604,037	85,122	64,388	667,077	109,118	464,763	308,700
Administration fees (See Note 4)	184,643	455,847	14,867	11,231	116,677	19,214	81,460	72,083
Distribution fees - Class A Shares	47,427	38,389	17,446	10,747	96,816	19,438	46,249	41,176
Distribution fees - Class B Shares	34,779	48,667	—	—	—	—	—	—
Distribution fees - Class C Shares	2,078	1,027	—	—	—	—	—	—
Compliance service fees (See Note 4)	2,455	5,824	188	146	1,543	239	1,080	933
Trustee fees	9,702	21,474	695	516	5,344	812	3,790	3,281
Audit fees	11,100	29,824	1,045	876	9,513	1,384	6,670	5,127
Custodian fees	7,415	21,478	738	511	4,968	836	3,390	3,094
Fund accounting fees (See Note 4)	17,372	43,403	1,419	1,073	11,118	1,819	7,746	6,860
Interest expense	—	—	33	450	34	37	—	251
Legal fees	30,700	83,909	3,950	3,253	24,654	4,531	16,601	12,245
Printing fees	12,673	38,374	1,188	786	8,376	1,538	6,101	5,006
Transfer agent fees (See Note 4)	36,395	85,817	2,888	2,133	21,836	3,619	15,260	13,507
Other	31,542	61,258	8,850	10,232	23,938	10,833	23,797	20,932

Total expenses before waivers	1,470,503	3,539,328	138,429	106,342	991,894	173,418	676,907	493,195
Less expenses reimbursed or waived by the Investment Advisor	(208,445)	(520,809)	(28,374)	(32,194)	(166,769)	(29,850)	(116,191)	—
Less expenses reimbursed or waived by the Distributor	(23,714)	(19,194)	(8,723)	(5,374)	(48,408)	(9,719)	(23,124)	—

Net expenses	1,238,344	2,999,325	101,332	68,774	776,717	133,849	537,592	493,195

Net investment income	7,750,672	19,967,978	480,296	347,999	4,009,186	644,287	2,799,580	2,602,678

Realized/Unrealized Gains (Losses) on Investments:
Net realized gains (losses) from:
Investments	(462,878)	509,275	62,735	17,542	513,471	156,690	456,932	137,978
Change in unrealized appreciation/depreciation on:
Investments	1,087,993	(226,187)	(122,253)	6,377	(908,406)	(263,866)	(779,783)	(506,541)

Net realized/unrealized gains (losses) on investments	625,115	283,088	(59,518)	23,919	(394,935)	(107,176)	(322,851)	(368,563)

Change in net assets from operations	$8,375,787	$20,251,066	$420,778	$371,918	$3,614,251	$537,111	$2,476,729	$2,234,115

See accompanying notes to the financial statements.

BB&T Funds

Statements of Operations

For the Year Ended September 30, 2007

	National Tax-Free Money Market Fund	Prime Money Market Fund	U.S. Treasury Money Market Fund	Capital Manager Conservative Growth Fund	Capital Manager Moderate Growth Fund	Capital Manager Growth Fund	Capital Manager Equity Fund
Investment Income:
Interest income	$4,161,748	$87,732,993	$35,957,659	$—	$—	$—	$—
Dividend income	6,572	—	—	—	—	—	—
Dividend income from affiliates	—	—	—	2,318,338	2,672,522	1,832,585	785,209
Income from securities lending	—	—	134,905	—	—	—	—

Total investment income:	4,168,320	87,732,993	36,092,564	2,318,338	2,672,522	1,832,585	785,209

Expenses:
Investment advisory fees (See Note 4)	282,191	6,497,542	2,848,763	156,404	217,374	169,598	89,115
Administration fees (See Note 4)	117,660	1,702,589	745,719	40,328	54,904	42,758	21,673
Distribution fees - Class A Shares	1,432	3,990,514	965,317	48,082	182,473	125,502	44,262
Distribution fees - Class B Shares	11	19,363	3,352	49,770	221,414	201,182	85,921
Distribution fees - Class C Shares	11	4,586	398	963	1,504	746	12
Compliance service fees (See Note 4)	1,577	24,530	10,777	844	1,168	907	484
Trustee fees	5,267	67,546	30,126	3,007	4,131	3,197	1,269
Audit fees	9,972	133,191	58,377	4,852	6,575	5,223	3,038
Custodian fees	4,765	89,636	32,470	2,873	3,879	3,006	1,582
Fund accounting fees (See Note 4)	11,288	162,446	71,223	6,392	8,886	6,932	3,645
Legal fees	23,064	314,605	147,251	11,950	16,650	12,940	6,760
Printing fees	10,120	145,000	70,000	4,546	6,164	4,854	2,686
Transfer agent fees (See Note 4)	17,647	309,657	144,209	14,020	27,349	24,142	10,011
Other	39,021	282,458	151,858	14,363	19,528	14,905	13,868

Total expenses before waivers	524,026	13,743,663	5,279,840	358,394	771,999	615,892	284,326
Less expenses reimbursed or waived by the Investment Advisor	(56,439)	(1,897,559)	(997,065)	(156,404)	(217,374)	(169,598)	(89,115)
Less expenses waived by the Administrator	—	—	—	(40,328)	(54,904)	(42,758)	(21,673)
Less expenses reimbursed or waived by the Distributor	(716)	—	—	(24,041)	(91,237)	(62,751)	(22,131)

Net expenses	466,871	11,846,104	4,282,775	137,621	408,484	340,785	151,407

Net investment income	3,701,449	75,886,889	31,809,789	2,180,717	2,264,038	1,491,800	633,802

Realized/Unrealized Gains (Losses) on Investments:
Net realized gains (losses) from:
Investments	(1,934)	443	—	1,004,105	632,914	(63,607)	(90,856)
Distributions from affiliated funds	—	—	—	4,483,366	10,102,111	9,769,707	6,195,846
Change in unrealized appreciation/depreciation on:
Investments	—	—	—	(2,270,299)	(3,672,327)	(3,050,560)	(2,135,302)

Net realized/unrealized gains (losses) on investments	(1,934)	443	—	3,217,172	7,062,698	6,655,540	3,969,688

Change in net assets from operations	$3,699,515	$75,887,332	$31,809,789	$5,397,889	$9,326,736	$8,147,340	$4,603,490

See accompanying notes to the financial statements.

BB&T Funds

Statements of Changes in Net Assets

	Large Cap Fund		Mid Cap Value Fund		Mid Cap Growth Fund		Small Cap Fund
	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006
From Investment Activities:

Operations:
Net investment income (loss)	$10,168,264	$12,056,371	$1,151,101	$904,819	$(461,603)	$203,095	$552,961	$233,763
Net realized gains on investments	147,788,254	88,409,170	32,051,690	8,877,102	17,485,970	20,794,688	11,045,537	7,772,158
Change in unrealized appreciation/depreciation of investments	(70,022,396)	(7,600,664)	(903,836)	16,291,051	34,588,439	(22,292,477)	(7,334,815)	(5,276,497)

Change in net assets from operations	87,934,122	92,864,877	32,298,955	26,072,972	51,612,806	(1,294,694)	4,263,683	2,729,424

Distributions to Class A Shareholders:
Net investment income	(686,203)	(677,051)	(42,266)	(41,421)	(11,053)	(18,135)	(46,916)	(10,336)
Net realized gains from investment transactions	(7,872,487)	(3,036,244)	(693,630)	(1,333,885)	(1,325,555)	(1,059,712)	(553,525)	(191,408)
Distributions to Class B Shareholders:
Net investment income	(101,336)	(156,092)	(653)	(901)	—	—	(15,999)	(2,860)
Net realized gains from investment transactions	(2,322,633)	(1,539,960)	(279,401)	(513,508)	(325,988)	(249,959)	(242,839)	(45,459)
Distributions to Class C Shareholders:
Net investment income	(1,272)	(1,303)	(311)	(122)	—	—	(80)	(9)
Net realized gains from investment transactions	(28,087)	(13,216)	(37,242)	(45,330)	(3,932)	(8,280)	(1,227)	(613)
Distributions to Institutional Class Shareholders:
Net investment income	(8,772,452)	(11,183,646)	(908,039)	(974,981)	(192,033)	(373,020)	(476,954)	(292,050)
Net realized gains from investment transactions	(92,332,617)	(43,740,178)	(8,780,169)	(18,584,706)	(15,466,884)	(12,750,698)	(4,595,341)	(8,036,789)

Change in net assets from shareholder distributions	(112,117,087)	(60,347,690)	(10,741,711)	(21,494,854)	(17,325,445)	(14,459,804)	(5,932,881)	(8,579,524)

Capital Transactions:
Change in net assets from capital transactions	(21,201,460)	24,201,504	16,717,537	35,091,592	32,498,094	21,521,015	(27,869,717)	67,122,321

Change in net assets	(45,384,425)	56,718,691	38,274,781	39,669,710	66,785,455	5,766,517	(29,538,915)	61,272,221

Net Assets:
Beginning of year	724,291,660	667,572,969	229,211,030	189,541,320	145,467,845	139,701,328	124,185,867	62,913,646

End of year	$678,907,235	$724,291,660	$267,485,811	$229,211,030	$212,253,300	$145,467,845	$94,646,952	$124,185,867

Accumulated undistributed (distributions in excess of) net investment income	$(1,339,038)	$(104,143)	$8,271	$(66,896)	$197,590	$—	$—	$(27,923)

See accompanying notes to the financial statements.

BB&T Funds

Statements of Changes in Net Assets, continued

	International Equity Fund		Special Opportunities Equity Fund		Equity Income Fund		Short U.S. Government Fund
	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006
From Investment Activities:

Operations:
Net investment income (loss)	$2,058,308	$4,104,559	$(458,801)	$(760,130)	$3,414,388	$2,258,004	$2,026,088	$4,347,092
Net realized gains (losses) on investments, written options and foreign currency transactions	86,150,966	19,044,559	30,012,518	12,366,749	12,836,464	3,330,350	(260,514)	(1,978,418)
Change in unrealized appreciation/depreciation of investments, written options and foreign currency transactions	(48,529,737)	15,908,410	15,949,968	9,047,945	8,664,766	9,391,746	614,081	1,712,330

Change in net assets from operations	39,679,537	39,057,528	45,503,685	20,654,564	24,915,618	14,980,100	2,379,655	4,081,004

Distributions to Class A Shareholders:
Net investment income	(27,834)	(55,882)	—	—	(1,869,728)	(1,319,564)	(195,272)	(230,094)
Net realized gains from investment transactions	(1,856,253)	—	(8,162,298)	(3,922,525)	(3,240,578)	(981,811)	—	—
Distributions to Class B Shareholders:
Net investment income	(6,694)	(19,949)	—	—	(204,604)	(147,380)	—	—
Net realized gains from investment transactions	(752,554)	—	(2,323,517)	(1,153,429)	(530,234)	(137,614)	—	—
Distributions to Class C Shareholders:
Net investment income	(779)	(1,335)	—	—	(347,483)	(221,294)	—	—
Net realized gains from investment transactions	(86,588)	—	(3,531,389)	(1,585,769)	(815,203)	(213,187)	—	—
Distributions to Institutional Class Shareholders:
Net investment income	(1,028,961)	(3,894,301)	—	—	(834,338)	(908,127)	(1,968,959)	(4,533,855)
Net realized gains from investment transactions	(59,687,732)	—	(3,593,835)	(3,033,471)	(905,002)	(674,732)	—	—

Change in net assets from shareholder distributions	(63,447,395)	(3,971,467)	(17,611,039)	(9,695,194)	(8,747,170)	(4,603,709)	(2,164,231)	(4,763,949)

Capital Transactions:
Change in net assets from capital transactions	(64,495,685)	(10,378,503)	97,527,607	6,813,948	49,098,976	23,032,998	(28,085,908)	(90,478,365)

Change in net assets	(88,263,543)	24,707,558	125,420,253	17,773,318	65,267,424	33,409,389	(27,870,484)	(91,161,310)

Net Assets:
Beginning of year	259,899,081	235,191,523	206,433,999	188,660,681	119,116,679	85,707,290	72,604,229	163,765,539

End of year	$171,635,538	$259,899,081	$331,854,252	$206,433,999	$184,384,103	$119,116,679	$44,733,745	$72,604,229

Accumulated undistributed (distributions in excess of) net investment income	$(1,519,068)	$(820,134)	$—	$—	$125,735	$(345,575)	$229,312	$578,326

See accompanying notes to the financial statements.

BB&T Funds

Statements of Changes in Net Assets, continued

	Intermediate U.S. Government Fund		Total Return Bond Fund		Kentucky Intermediate Tax-Free Fund		Maryland Intermediate Tax-Free Fund
	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006
From Investment Activities:

Operations:
Net investment income	$7,750,672	$20,553,844	$19,967,978	$22,634,567	$480,296	$519,899	$347,999	$326,404
Net realized gains (losses) on investments	(462,878)	(9,966,118)	509,275	(8,825,146)	62,735	(72,900)	17,542	7,432
Change in unrealized appreciation/depreciation of investments	1,087,993	1,445,810	(226,187)	4,715,034	(122,253)	157,761	6,377	69,432

Change in net assets from operations	8,375,787	12,033,536	20,251,066	18,524,455	420,778	604,760	371,918	403,268

Distributions to Class A Shareholders:
Net investment income	(405,661)	(465,227)	(339,118)	(284,767)	(112,279)	(80,960)	(65,464)	(49,779)
Net realized gains from investment transactions	—	—	—	(31,092)	—	—	—	—
Distributions to Class B Shareholders:
Net investment income	(122,767)	(169,209)	(178,658)	(197,744)	—	—	—	—
Net realized gains from investment transactions	—	—	—	(26,599)	—	—	—	—
Distributions to Class C Shareholders:
Net investment income	(7,341)	(8,786)	(3,775)	(5,884)	—	—	—	—
Net realized gains from investment transactions	—	—	—	(927)	—	—	—	—
Distributions to Institutional Class Shareholders:
Net investment income	(7,236,773)	(19,963,279)	(19,672,399)	(22,969,331)	(372,085)	(439,339)	(282,470)	(276,916)
Net realized gains from investment transactions	—	—	—	(2,117,462)	—	—	—	—

Change in net assets from shareholder distributions	(7,772,542)	(20,606,501)	(20,193,950)	(25,633,806)	(484,364)	(520,299)	(347,934)	(326,695)

Capital Transactions:
Change in net assets from capital transactions	(122,319,567)	(283,831,378)	68,087,242	(89,525,200)	1,413,796	(4,315,092)	810,144	(1,799,980)

Change in net assets	(121,716,322)	(292,404,343)	68,144,358	(96,634,551)	1,350,210	(4,230,631)	834,128	(1,723,407)

Net Assets:
Beginning of year	266,376,542	558,780,885	378,748,374	475,382,925	13,904,550	18,135,181	9,969,078	11,692,485

End of year	$144,660,220	$266,376,542	$446,892,732	$378,748,374	$15,254,760	$13,904,550	$10,803,206	$9,969,078

Accumulated undistributed (distributions in excess of) net investment income	$1,590,109	$3,334,973	$545,387	$2,191,115	$1,082	$5,134	$(483)	$(479)

See accompanying notes to the financial statements.

BB&T Funds

Statements of Changes in Net Assets, continued

	North Carolina Intermediate Tax-Free Fund		South Carolina Intermediate Tax-Free Fund		Virginia Intermediate Tax-Free Fund		West Virginia Intermediate Tax-Free Fund
	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006
From Investment Activities:

Operations:
Net investment income	$4,009,186	$4,066,584	$644,287	$703,352	$2,799,580	$2,957,585	$2,602,678	$2,681,574
Net realized gains (losses) on investments	513,471	(13,423)	156,690	9,779	456,932	24,954	137,978	136,323
Change in unrealized appreciation/depreciation of investments	(908,406)	48,434	(263,866)	(29,884)	(779,783)	(334,335)	(506,541)	(192,498)

Change in net assets from operations	3,614,251	4,101,595	537,111	683,247	2,476,729	2,648,204	2,234,115	2,625,399

Distributions to Class A Shareholders:
Net investment income	(663,692)	(702,597)	(132,684)	(132,635)	(316,773)	(430,643)	(590,541)	(558,845)
Net realized gains from investment transactions	(16,410)	(188,609)	(5,564)	(70,839)	(17,262)	(73,017)	(51,255)	(87,942)
Distributions to Institutional Class Shareholders:
Net investment income	(3,376,300)	(3,317,274)	(525,941)	(570,487)	(2,508,248)	(2,478,318)	(1,998,515)	(2,105,580)
Net realized gains from investment transactions	(76,717)	(813,080)	(21,671)	(276,367)	(132,683)	(374,838)	(158,341)	(336,138)

Change in net assets from shareholder distributions	(4,133,119)	(5,021,560)	(685,860)	(1,050,328)	(2,974,966)	(3,356,816)	(2,798,652)	(3,088,505)

Capital Transactions:
Change in net assets from capital transactions	9,451,644	(7,080,678)	(2,720,478)	(745,427)	694,202	(2,498,062)	3,290,294	(2,420,101)

Change in net assets	8,932,776	(8,000,643)	(2,869,227)	(1,112,508)	195,965	(3,206,674)	2,725,757	(2,883,207)

Net Assets:
Beginning of year	107,017,044	115,017,687	19,427,671	20,540,179	77,517,585	80,724,259	66,689,083	69,572,290

End of year	$115,949,820	$107,017,044	$16,558,444	$19,427,671	$77,713,550	$77,517,585	$69,414,840	$66,689,083

Accumulated undistributed (distributions in excess of) net investment income	$62,775	$52,797	$1,168	$15,758	$38,240	$31,874	$(59,173)	$(55,375)

See accompanying notes to the financial statements.

BB&T Funds

Statements of Changes in Net Assets, continued

	National Tax-Free Money Market Fund		Prime Money Market Fund		US Treasury Money Market Fund		Captial Manager Conservative Growth Fund
	For the Year Ended September 30, 2007	August 1, 2006 through September 30, 2006(a)	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006
From Investment Activities:

Operations:
Net investment income	$3,701,449	$525,817	$75,886,889	$47,931,313	$31,809,789	$26,624,129	$2,180,717	$2,731,287
Net realized gains (losses) on investments	(1,934)	—	443	5,292	—	—	5,487,471
Net realized gain (loss) from investment securities and distributions from underlying funds	—	—	—	—	—	—	—	2,677,435
Change in unrealized appreciation/depreciation of investments	—	—	—	—	—	—	(2,270,299)	(1,047,526)

Change in net assets from operations	3,699,515	525,817	75,887,332	47,936,605	31,809,789	26,624,129	5,397,889	4,361,196

Distributions to Class A Shareholders:
Net investment income	(8,765)	(5)	(35,268,612)	(21,234,567)	(7,849,031)	(4,584,379)	(282,187)	(316,793)
Distributions to Class B Shareholders:
Net investment income	(26)	(4)	(76,320)	(55,231)	(12,300)	(16,774)	(108,391)	(132,184)
Distributions to Class C Shareholders:
Net investment income	(23)	(4)	(17,958)	(14,081)	(1,442)	(922)	(1,897)	(3,332)
Distributions to Institutional Class Shareholders:
Net investment income	(3,695,663)	(525,804)	(40,525,183)	(26,636,706)	(23,947,016)	(22,022,054)	(1,497,178)	(2,306,502)

Change in net assets from shareholder distributions	(3,704,477)	(525,817)	(75,888,073)	(47,940,585)	(31,809,789)	(26,624,129)	(1,889,653)	(2,758,811)

Capital Transactions:
Change in net assets from capital transactions	14,358,518	95,760,505	165,025,324	364,257,195	218,218,600	(58,021,270)	(2,857,228)	(25,686,559)

Change in net assets	14,353,556	95,760,505	165,024,583	364,253,215	218,218,600	(58,021,270)	651,008	(24,084,174)

Net Assets:
Beginning of year	95,760,505	—	1,370,592,028	1,006,338,813	649,819,590	707,840,860	61,505,474	85,589,648

End of year	$110,114,061	$95,760,505	$1,535,616,611	$1,370,592,028	$868,038,190	$649,819,590	$62,156,482	$61,505,474

Accumulated undistributed (distributions in excess of) net investment income	$—	$3,028	$4,947	$1,184	$246	$246	$345,940	$54,876

(a)	Period from commencement of operations.

See accompanying notes to the financial statements.

BB&T Funds

Statements of Changes in Net Assets, continued

	Capital Manager Moderate Growth Fund		Capital Manager Growth Fund		Capital Manager Equity Fund
	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006
From Investment Activities:

Operations:
Net investment income	$2,264,038	$2,332,614	$1,491,800	$1,507,947	$633,802	$644,731
Net realized gain on investments and distributions from underlying funds	10,735,025	2,175,933	9,706,100	1,232,765	6,104,990	1,957,543
Change in unrealized appreciation/depreciation of investments	(3,672,327)	1,819,387	(3,050,560)	2,791,650	(2,135,302)	724,038

Change in net assets from operations	9,326,736	6,327,934	8,147,340	5,532,362	4,603,490	3,326,312

Distributions to Class A Shareholders:
Net investment income	(737,996)	(821,797)	(368,492)	(438,399)	(73,217)	(120,990)
Net realized gains from investment transactions	(718,101)	—	(597,093)	—	(582,657)	(112,648)
Distributions to Class B Shareholders:
Net investment income	(290,527)	(405,497)	(152,408)	(266,484)	(34,917)	(78,167)
Net realized gains from investment transactions	(461,691)	—	(513,654)	—	(610,150)	(134,397)
Distributions to Class C Shareholders:
Net investment income	(1,983)	(2,447)	(568)	(879)	(3)	(173)
Net realized gains from investment transactions	(3,019)	—	(1,846)	—	(76)	(336)
Distributions to Institutional Class Shareholders:
Net investment income	(635,461)	(1,138,350)	(388,096)	(840,595)	(180,624)	(484,161)
Net realized gains from investment transactions	(562,098)	—	(549,734)	—	(1,126,958)	(458,864)

Change in net assets from shareholder distributions	(3,410,876)	(2,368,091)	(2,571,891)	(1,546,357)	(2,608,602)	(1,389,736)

Capital Transactions:
Change in net assets from capital transactions	2,152,598	(17,335,086)	2,764,281	(13,457,141)	6,125,389	(10,823,403)

Change in net assets	8,068,458	(13,375,243)	8,339,730	(9,471,136)	8,120,277	(8,886,827)

Net Assets:
Beginning of year	80,920,917	94,296,160	62,471,708	71,942,844	30,631,978	39,518,805

End of year	$88,989,375	$80,920,917	$70,811,438	$62,471,708	$38,752,255	$30,631,978

Accumulated undistributed net investment income	$693,757	$94,881	$666,082	$83,846	$392,521	$47,480

See accompanying notes to the financial statements.

BB&T Funds

Statements of Changes in Net Assets, continued

	Large Cap Fund		Mid Cap Value Fund		Mid Cap Growth Fund		Small Cap Fund
	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$14,187,235	$11,455,809	$4,953,978	$3,543,605	$968,207	$2,584,357	$1,130,020	$1,563,815
Proceeds from shares issued in conversion	9,225,927	—	—	—	—	—	—	8,076,416
Distributions reinvested	8,113,607	3,356,212	717,960	1,321,057	1,314,016	1,036,602	583,726	170,057
Value of shares redeemed	(13,877,936)	(8,183,336)	(3,752,987)	(4,085,956)	(2,907,306)	(2,501,025)	(2,141,754)	(1,718,429)

Change in net assets from Class A Share transactions	17,648,833	6,628,685	1,918,951	778,706	(625,083)	1,119,934	(428,008)	8,091,859
Class B Shares:
Proceeds from shares issued	11,618,943	1,081,268	834,235	1,037,911	137,186	765,099	268,340	315,041
Proceeds from shares issued in conversion	8,152,840	—	—	—	—	—	—	4,879,881
Distributions reinvested	2,404,114	1,681,643	279,223	512,918	319,503	246,230	258,615	48,317
Value of shares redeemed	(8,075,693)	(10,671,968)	(951,182)	(768,298)	(559,369)	(706,264)	(1,180,317)	(1,226,132)

Change in net assets from Class B Share transactions	14,100,204	(7,909,057)	162,276	782,531	(102,680)	305,065	(653,362)	4,017,107
Class C Shares:
Proceeds from shares issued	54,527	33,770	420,064	433,480	38,080	26,775	7,800	2,569
Proceeds from shares issued in conversion	40,108	—	—	—	—	—	—	19,229
Distributions reinvested	29,314	14,517	32,091	38,170	3,932	8,279	1,306	622
Value of shares redeemed	(32,949)	(69,676)	(155,437)	(104,036)	(34,839)	(74,621)	(2,405)	(6,076)

Change in net assets from Class C Share transactions	91,000	(21,389)	296,718	367,614	7,173	(39,567)	6,701	16,344
Institutional Shares:
Proceeds from shares issued	103,348,503	120,655,536	88,153,774	65,662,801	72,025,727	50,476,104	27,399,451	32,824,936
Proceeds from shares issued in conversion	132,004,067	—	—	—	—	—	—	40,922,638
Distributions reinvested	69,131,228	36,292,487	6,994,315	13,345,528	8,248,047	6,303,907	1,897,002	3,865,352
Value of shares redeemed	(197,727,473)	(131,444,758)	(35,880,335)	(45,845,588)	(42,686,040)	(31,644,428)	(19,176,001)	(18,615,915)
Redemption In-Kind	(159,797,822)	—	(44,928,162)	—	(4,369,050)	(5,000,000)	(36,915,500)	(4,000,000)

Change in net assets from Institutional Share transactions	(53,041,497)	25,503,265	14,339,592	33,162,741	33,218,684	20,135,583	(26,795,048)	54,997,011

Change in net assets from capital transactions	$(21,201,460)	$24,201,504	$16,717,537	$35,091,592	$32,498,094	$21,521,015	$(27,869,717)	$67,122,321

Share Transactions:
Class A Shares:
Issued	460,785	594,942	336,068	273,562	76,131	191,168	71,913	102,573
Issued in conversion	499,435	—	—	—	—	—	—	519,217
Reinvested	439,377	179,580	51,779	105,779	112,508	79,757	37,880	11,590
Redeemed	(721,421)	(422,997)	(254,537)	(312,940)	(228,749)	(188,884)	(136,614)	(112,183)

Change in Class A Shares	678,176	351,525	133,310	66,401	(40,110)	82,041	(26,821)	521,197
Class B Shares:
Issued	55,728	56,846	58,173	80,934	11,266	58,023	17,586	20,791
Issued in conversion	446,371	—	—	—	—	—	—	320,692
Reinvested	131,859	91,167	20,652	41,799	28,732	19,667	17,270	3,358
Redeemed	(427,558)	(560,116)	(66,387)	(59,657)	(47,022)	(56,695)	(77,524)	(83,084)

Change in Class B Shares	206,400	(412,103)	12,438	63,076	(7,024)	20,995	(42,668)	261,757
Class C Shares:
Issued	2,585	1,766	30,009	34,345	3,086	2,021	513	176
Issued in conversion	2,201	—	—	—	—	—	—	1,265
Reinvested	1,611	789	2,373	3,110	353	661	87	43
Redeemed	(1,774)	(3,652)	(11,128)	(7,989)	(2,895)	(5,700)	(162)	(409)

Change in Class C Shares	4,623	(1,097)	21,254	29,466	544	(3,018)	438	1,075
Institutional Shares:
Issued	6,062,779	6,218,257	5,946,732	5,063,390	5,255,391	3,586,780	1,732,916	2,167,101
Issued in conversion	7,122,489	—	—	—	—	—	—	2,617,536
Reinvested	3,733,676	1,936,824	501,319	1,064,393	667,395	461,521	122,519	262,650
Redeemed	(10,321,274)	(6,769,780)	(2,438,770)	(3,519,435)	(3,166,590)	(2,306,318)	(1,210,272)	(1,227,142)
Redemption In-Kind	(7,650,117)	—	(3,269,881)	—	(324,354)	(338,524)	(2,454,488)	(243,605)

Change in Institutional Shares	(1,052,447)	1,385,301	739,400	2,608,348	2,431,842	1,403,459	(1,809,325)	3,576,540

Change in Shares	(163,248)	1,323,626	906,402	2,767,291	2,385,252	1,503,477	(1,878,376)	4,360,569

See accompanying notes to the financial statements.

BB&T Funds

Statements of Changes in Net Assets, continued

	International Equity Fund		Special Opportunities Equity Fund		Equity Income Fund		Short U.S. Government Fund
	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$1,998,611	$1,793,701	$39,074,075	$15,547,406	$33,173,623	$21,290,688	$229,726	$1,127,528
Distributions reinvested	1,730,260	47,633	8,015,337	3,800,006	4,536,352	2,115,087	169,142	166,865
Value of shares redeemed	(1,692,331)	(1,828,946)	(16,340,289)	(17,598,570)	(9,389,669)	(9,336,457)	(2,673,820)	(3,017,691)

Change in net assets from Class A Share transactions	2,036,540	12,388	30,749,123	1,748,842	28,320,306	14,069,318	(2,274,952)	(1,723,298)
Class B Shares:
Proceeds from shares issued	389,829	372,771	4,872,905	2,567,933	4,309,373	3,887,798	—	—
Distributions reinvested	727,505	19,183	2,216,989	1,097,183	702,659	265,635	—	—
Value of shares redeemed	(476,416)	(850,793)	(2,735,045)	(3,722,250)	(1,250,201)	(955,321)	—	—

Change in net assets from Class B Share transactions	640,918	(458,839)	4,354,849	(57,134)	3,761,831	3,198,112	—	—
Class C Shares:
Proceeds from shares issued	312,057	170,185	12,824,966	5,924,611	11,070,676	5,773,799	—	—
Distributions reinvested	83,382	1,343	3,487,658	1,572,304	1,128,345	415,183	—	—
Value of shares redeemed	(274,154)	(90,384)	(4,530,200)	(5,037,947)	(2,774,081)	(1,775,128)	—	—

Change in net assets from Class C Share transactions	121,285	81,144	11,782,424	2,458,968	9,424,940	4,413,854	—	—
Institutional Shares:
Proceeds from shares issued	47,026,787	55,147,602	109,366,904	9,101,491	38,208,367	3,565,186	10,658,575	11,753,484
Distributions reinvested	44,384,210	2,544,478	1,876,403	2,382,335	1,230,480	1,338,621	743,822	2,059,779
Value of shares redeemed	(158,705,425)	(67,705,276)	(13,032,359)	(8,820,554)	(2,818,120)	(3,552,093)	(37,213,353)	(102,568,330)
Redemption In-Kind	—	—	(47,569,737)	—	(29,028,828)	—	—	—

Change in net assets from Institutional Share transactions	(67,294,428)	(10,013,196)	50,641,211	2,663,272	7,591,899	1,351,714	(25,810,956)	(88,755,067)

Change in net assets from capital transactions	$(64,495,685)	$(10,378,503)	$97,527,607	$6,813,948	$49,098,976	$23,032,998	$(28,085,908)	$(90,478,365)

Share Transactions:
Class A Shares:
Issued	175,382	172,056	2,242,033	1,018,572	2,321,711	1,686,364	24,191	119,357
Reinvested	216,235	4,418	490,235	257,977	328,353	169,418	17,801	17,694
Redeemed	(153,239)	(181,464)	(929,218)	(1,151,094)	(659,727)	(736,138)	(281,535)	(319,852)

Change in Class A Shares	238,378	(4,990)	1,803,050	125,455	1,990,337	1,119,644	(239,543)	(182,801)
Class B Shares:
Issued	35,045	37,241	289,148	172,046	304,174	309,059	—	—
Reinvested	100,131	1,888	139,785	76,035	51,282	21,327	—	—
Redeemed	(42,221)	(85,845)	(162,722)	(249,906)	(87,861)	(75,605)	—	—

Change in Class B Shares	92,955	(46,716)	266,211	(1,825)	267,595	254,781	—	—
Class C Shares:
Issued	26,712	16,883	765,670	397,055	781,282	458,843	—	—
Reinvested	11,522	131	219,764	108,885	82,322	33,388	—	—
Redeemed	(24,245)	(9,159)	(268,443)	(336,921)	(195,251)	(141,240)	—	—

Change in Class C Shares	13,989	7,855	716,991	169,019	668,353	350,991	—	—
Institutional Shares:
Issued	3,956,411	5,126,219	6,193,705	588,662	2,698,449	278,895	1,120,091	1,244,012
Reinvested	5,403,382	232,202	113,584	160,751	87,705	107,088	78,186	218,187
Redeemed	(12,958,829)	(6,367,133)	(727,734)	(577,140)	(196,172)	(280,919)	(3,915,193)	(10,850,633)
Redemption In-Kind	—	—	(2,765,682)	—	(2,163,102)	—	—	—

Change in Institutional Shares	(3,599,036)	(1,008,712)	2,813,873	172,273	426,880	105,064	(2,716,916)	(9,388,434)

Change in Shares	(3,253,714)	(1,052,563)	5,600,125	464,922	3,353,165	1,830,480	(2,956,459)	(9,571,235)

See accompanying notes to the financial statements.

BB&T Funds

Statements of Changes in Net Assets, continued

	Intermediate U.S. Government Fund		Total Return Bond Fund		Kentucky Intermediate Tax-Free Fund		Maryland Intermediate Tax-Free Fund
	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$2,916,001	$3,393,825	$3,468,840	$1,566,777	$1,866,791	$470,225	$495,112	$521,102
Distributions reinvested	361,664	412,369	311,187	281,750	99,051	68,849	49,164	36,314
Value of shares redeemed	(4,005,349)	(7,612,519)	(1,779,311)	(2,569,535)	(61,529)	(398,856)	(88,708)	(221,862)

Change in net assets from Class A Share transactions	(727,684)	(3,806,325)	2,000,716	(721,008)	1,904,313	140,218	455,568	335,554
Class B Shares:
Proceeds from shares issued	154,089	403,411	851,683	516,135	—	—	—	—
Distributions reinvested	113,023	151,333	161,640	200,161	—	—	—	—
Value of shares redeemed	(1,292,830)	(2,171,972)	(896,952)	(1,878,269)	—	—	—	—

Change in net assets from Class B Share transactions	(1,025,718)	(1,617,228)	116,371	(1,161,973)	—	—	—	—
Class C Shares:
Proceeds from shares issued	51,812	20,199	40,253	30,094	—	—	—	—
Distributions reinvested	5,544	5,918	3,765	6,267	—	—	—	—
Value of shares redeemed	(63,903)	(87,702)	(44,757)	(133,111)	—	—	—	—

Change in net assets from Class C Share transactions	(6,547)	(61,585)	(739)	(96,750)	—	—	—	—
Institutional Shares:
Proceeds from shares issued	21,463,527	33,817,098	177,806,545	212,135,973	2,083,975	1,710,390	3,509,534	2,217,996
Distributions reinvested	2,376,484	11,550,412	6,152,154	10,881,639	24,784	694	18,505	—
Value of shares redeemed	(144,399,629)	(323,713,750)	(100,790,343)	(117,974,744)	(2,599,276)	(6,166,394)	(3,173,463)	(4,353,530)
Redemption In-Kind	—	—	(17,197,462)	(192,588,337)	—	—	—	—

Change in net assets from Institutional Share transactions	(120,559,618)	(278,346,240)	65,970,894	(87,545,469)	(490,517)	(4,455,310)	354,576	(2,135,534)

Change in net assets from capital transactions	$(122,319,567)	$(283,831,378)	$68,087,242	$(89,525,200)	$1,413,796	$(4,315,092)	$810,144	$(1,799,980)

Share Transactions:
Class A Shares:
Issued	295,035	344,880	342,963	155,247	186,791	47,360	48,939	52,437
Reinvested	36,583	42,011	30,762	27,949	9,843	6,892	4,869	3,642
Redeemed	(406,012)	(773,802)	(176,552)	(253,889)	(6,092)	(39,896)	(8,785)	(22,268)

Change in Class A Shares	(74,394)	(386,911)	197,173	(70,693)	190,542	14,356	45,023	33,811
Class B Shares:
Issued	15,589	41,199	84,527	51,008	—	—	—	—
Reinvested	11,470	15,461	15,961	19,832	—	—	—	—
Redeemed	(131,126)	(222,404)	(88,668)	(187,185)	—	—	—	—

Change in Class B Shares	(104,067)	(165,744)	11,820	(116,345)	—	—	—	—
Class C Shares:
Issued	5,257	1,788	3,976	2,989	—	—	—	—
Reinvested	562	604	372	620	—	—	—	—
Redeemed	(6,436)	(8,890)	(4,392)	(13,311)	—	—	—	—

Change in Class C Shares	(617)	(6,498)	(44)	(9,702)	—	—	—	—
Institutional Shares:
Issued	2,166,829	3,429,697	17,565,627	21,073,955	207,430	172,234	347,698	222,409
Reinvested	239,674	1,174,507	606,933	1,079,488	2,449	70	1,820	—
Redeemed	(14,581,368)	(32,878,165)	(9,966,290)	(11,710,373)	(257,904)	(617,147)	(315,431)	(437,179)
Redemption In-Kind	—	—	(1,689,338)	(18,936,906)	—	—	—	—

Change in Institutional Shares	(12,174,865)	(28,273,961)	6,516,932	(8,493,836)	(48,025)	(444,843)	34,087	(214,770)

Change in Shares	(12,353,943)	(28,833,114)	6,725,881	(8,690,576)	142,517	(430,487)	79,110	(180,959)

See accompanying notes to the financial statements.

BB&T Funds

Statements of Changes in Net Assets, continued

	North Carolina Intermediate Tax-Free Fund		South Carolina Intermediate Tax-Free Fund		Virginia Intermediate Tax-Free Fund		West Virginia Intermediate Tax-Free Fund
	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$2,939,881	$4,652,606	$314,862	$328,384	$706,378	$1,838,786	$2,503,718	$3,071,322
Distributions reinvested	507,750	705,765	123,800	183,085	222,489	250,054	441,243	461,980
Value of shares redeemed	(2,851,510)	(7,591,504)	(641,564)	(505,780)	(3,948,246)	(3,235,407)	(1,680,758)	(1,595,339)

Change in net assets from Class A Share transactions	596,121	(2,233,133)	(202,902)	5,689	(3,019,379)	(1,146,567)	1,264,203	1,937,963
Institutional Shares:
Proceeds from shares issued	25,728,476	22,919,184	1,696,157	3,332,757	16,081,394	14,726,302	12,202,042	9,179,142
Distributions reinvested	280,682	49,122	36,815	1,063	236,144	80,896	146,109	6,188
Value of shares redeemed	(17,153,635)	(27,815,851)	(4,250,548)	(4,084,936)	(12,603,957)	(16,158,693)	(10,322,060)	(13,543,394)

Change in net assets from Institutional Share transactions	8,855,523	(4,847,545)	(2,517,576)	(751,116)	3,713,581	(1,351,495)	2,026,091	(4,358,064)

Change in net assets from capital transactions	$9,451,644	$(7,080,678)	$(2,720,478)	$(745,427)	$694,202	$2,498,062	$3,290,294	$(2,420,101)

Share Transactions:
Class A Shares:
Issued	286,001	452,100	30,656	31,839	62,321	161,944	256,907	315,965
Reinvested	49,151	68,638	12,039	17,805	19,657	22,108	45,342	47,574
Redeemed	(277,270)	(740,681)	(62,516)	(49,587)	(346,447)	(285,422)	(173,236)	(164,690)

Change in Class A Shares	57,882	(219,943)	(19,821)	57	(264,469)	(101,370)	129,013	198,849
Institutional Shares:
Issued	2,490,891	2,225,950	166,035	325,968	1,425,022	1,306,843	1,257,159	944,140
Reinvested	27,072	4,779	3,589	105	20,797	7,154	14,952	637
Redeemed	(1,660,642)	(2,703,831)	(417,078)	(399,095)	(1,118,037)	(1,432,134)	(1,064,904)	(1,394,252)

Change in Institutional Shares	857,321	(473,102)	(247,454)	(73,022)	327,782	(118,137)	207,207	(449,475)

Change in Shares	915,203	(693,045)	(267,275)	(72,965)	63,313	(219,507)	336,220	(250,626)

See accompanying notes to the financial statements.

BB&T Funds

Statements of Changes in Net Assets, continued

	National Tax-Free Money Market Fund		Prime Money Market Fund		U.S. Treasury Money Market Fund		Capital Manager Conservative Growth Fund
	For the Year Ended September 30, 2007	August 1, 2006 through September 30, 2006(a)	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$531,598	$1,000	$948,772,570	$877,547,136	$326,268,815	$209,931,673	$2,220,068	$2,894,718
Distributions reinvested	8,765	5	35,261,332	21,227,737	7,848,573	4,583,261	269,207	299,243
Value of shares redeemed	(15,000)	—	(874,980,414)	(755,729,498)	(191,604,870)	(160,875,549)	(2,602,438)	(2,683,350)

Change in net assets from Class A Share transactions	525,363	1,005	109,053,488	143,045,375	142,512,518	53,639,385	(113,163)	510,611
Class B Shares:
Proceeds from shares issued	122	1,000	523,824	1,712,243	155,333	200,191	778,104	889,140
Distributions reinvested	26	4	71,703	54,133	11,578	15,977	105,342	127,595
Value of shares redeemed	—	—	(1,222,026)	(1,300,846)	(246,200)	(642,930)	(1,347,548)	(1,145,079)

Change in net assets from Class B Share transactions	148	1,004	(626,499)	465,530	(79,289)	(426,762)	(464,102)	(128,344)
Class C Shares:
Proceeds from shares issued	—	1,000	1,141,860	598,347	10,635	49,093	617	1,495
Distributions reinvested	22	4	14,231	14,032	1,426	923	1,896	3,332
Value of shares redeemed	—	—	(1,088,873)	(545,083)	(24,813)	(32,524)	(58,914)	(36,001)

Change in net assets from Class C Share transactions	22	1,004	67,218	67,296	(12,752)	17,492	(56,401)	(31,174)
Institutional Shares:
Proceeds from shares issued	211,070,119	126,414,787	2,835,503,117	1,603,996,022	985,293,326	992,710,421	4,200,697	5,104,480
Distributions reinvested	34	5	4,423,119	3,220,388	7,579,436	6,433,545	1,492,115	2,277,160
Value of shares redeemed	(197,237,168)	(30,657,300)	(2,783,395,119)	(1,386,537,416)	(917,074,639)	(1,110,395,351)	(7,916,374)	(8,511,559)
Redemption In-Kind	—	—	—	—	—	—	—	(24,907,733)

Change in net assets from Institutional Share transactions	13,832,985	95,757,492	56,531,117	220,678,994	75,798,123	(111,251,385)	(2,223,562)	(26,037,652)

Change in net assets from capital transactions	$14,358,518	$95,760,505	$165,025,324	$364,257,195	$218,218,600	$(58,021,270)	$(2,857,228)	$(25,686,559)

Share Transactions:
Class A Shares:
Issued	531,598	1,000	948,772,736	877,547,136	326,268,815	209,931,673	213,560	296,643
Reinvested	8,765	5	35,261,333	21,227,737	7,848,572	4,583,261	25,954	30,431
Redeemed	(15,000)	—	(874,980,414)	(755,729,498)	(191,604,842)	(160,875,549)	(251,189)	(273,031)

Change in Class A Shares	525,363	1,005	109,053,655	143,045,375	142,512,545	53,639,385	(11,675)	54,043
Class B Shares:
Issued	122	1,000	523,825	1,712,243	155,333	200,191	74,835	90,828
Reinvested	26	4	71,703	54,133	11,578	15,977	10,152	12,972
Redeemed	—	—	(1,222,026)	(1,300,846)	(246,200)	(642,930)	(129,999)	(116,632)

Change in Class B Shares	148	1,004	(626,498)	465,530	(79,289)	(426,762)	(45,012)	(12,832)
Class C Shares:
Issued	—	1,000	1,141,861	598,347	10,635	49,093	60	152
Reinvested	22	4	14,231	14,032	1,426	923	184	340
Redeemed	—	—	(1,088,873)	(545,083)	(24,813)	(32,524)	(5,707)	(3,693)

Change in Class C Shares	22	1,004	67,219	67,296	(12,752)	17,492	(5,463)	(3,201)
Institutional Shares:
Issued	211,070,119	126,414,787	2,835,503,292	1,603,996,022	985,293,326	992,710,421	402,394	513,254
Reinvested	34	5	4,423,119	3,220,388	7,579,436	6,433,545	142,689	230,153
Redeemed	(197,237,168)	(30,657,300)	(2,783,395,119)	(1,386,537,416)	(917,074,551)	(1,110,395,351)	(757,131)	(861,524)
Redemption In-Kind	—	—	—	—	—	—	—	(2,498,268)

Change in Institutional Shares	13,832,985	95,757,492	56,531,292	220,678,994	75,798,211	(111,251,385)	(212,048)	(2,616,385)

Change in Shares	14,358,518	95,760,505	165,025,668	364,257,195	218,218,715	(58,021,270)	(274,198)	(2,578,375)

(a)	Period from commencement of operations.

See accompanying notes to the financial statements.

BB&T Funds

Statements of Changes in Net Assets, continued

	Capital Manager Moderate Growth Fund		Capital Manager Growth Fund		Capital Manager Equity Fund
	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$6,992,258	$8,370,745	$5,576,223	$7,362,741	$1,726,422	$2,384,353
Distributions reinvested	1,421,952	799,802	947,443	429,052	604,103	210,775
Value of shares redeemed	(6,274,449)	(5,935,951)	(5,187,348)	(3,318,572)	(1,239,442)	(1,401,220)

Change in net assets from Class A Share transactions	2,139,761	3,234,596	1,336,318	4,473,221	1,091,083	1,193,908
Class B Shares:
Proceeds from shares issued	2,183,340	3,181,245	2,309,756	3,406,232	884,577	1,133,885
Distributions reinvested	746,011	401,790	661,054	264,038	643,086	211,435
Value of shares redeemed	(4,246,433)	(4,769,211)	(3,720,005)	(2,440,432)	(1,473,690)	(1,260,549)

Change in net assets from Class B Share transactions	(1,317,082)	(1,186,176)	(749,195)	1,229,838	53,973	84,771
Class C Shares:
Proceeds from shares issued	67,841	24,138	15,162	22,379	1,013	5,438
Distributions reinvested	5,003	2,447	2,414	879	79	509
Value of shares redeemed	(64,466)	(14,889)	(7,327)	(1,305)	(10,196)	(15,439)

Change in net assets from Class C Share transactions	8,378	11,696	10,249	21,953	(9,104)	(9,492)
Institutional Shares:
Proceeds from shares issued	7,255,795	7,818,183	5,818,219	7,034,663	8,080,999	6,871,867
Distributions reinvested	1,183,357	1,126,897	932,155	830,721	1,281,235	925,609
Value of shares redeemed	(7,117,611)	(3,589,079)	(4,583,465)	(2,757,951)	(4,372,797)	(1,950,722)
Redemption In-Kind	—	(24,751,203)	—	(24,289,586)	—	(17,939,344)

Change in net assets from Institutional Share transactions	1,321,541	(19,395,202)	2,166,909	(19,182,153)	4,989,437	(12,092,590)

Change in net assets from capital transactions	$2,152,598	$(17,335,086)	$2,764,281	$(13,457,141)	$6,125,389	$(10,823,403)

Share Transactions:
Class A Shares:
Issued	654,475	839,102	515,684	739,695	146,259	211,575
Reinvested	133,980	79,930	88,868	43,090	52,420	18,983
Redeemed	(585,008)	(594,781)	(480,641)	(332,216)	(103,919)	(124,422)

Change in Class A Shares	203,447	324,251	123,911	450,569	94,760	106,136
Class B Shares:
Issued	208,734	324,054	217,498	347,785	76,493	103,854
Reinvested	71,749	40,900	63,518	27,107	57,689	19,679
Redeemed	(404,722)	(487,690)	(351,080)	(249,120)	(127,251)	(115,637)

Change in Class B Shares	(124,239)	(122,736)	(70,064)	125,772	6,931	7,896
Class C Shares:
Issued	6,425	2,457	1,126	2,312	89	504
Reinvested	478	248	21	90	7	48
Redeemed	(6,210)	(1,507)	(143)	(134)	(910)	(1,388)

Change in Class C Shares	693	1,198	1,004	2,268	(814)	(836)
Institutional Shares:
Issued	676,580	775,206	537,595	703,458	664,857	603,581
Reinvested	110,942	112,593	87,213	83,724	110,170	82,964
Redeemed	(657,885)	(357,251)	(425,050)	(278,118)	(362,697)	(175,325)
Redemption In-Kind	—	(2,436,142)	—	(2,407,293)	—	(1,579,166)

Change in Institutional Shares	129,637	(1,905,594)	199,758	(1,898,229)	412,330	(1,067,946)

Change in Shares	209,538	(1,702,881)	254,609	(1,319,620)	513,207	(954,750)

See accompanying notes to the financial statements.

BB&T Funds

Financial Highlights, Class A Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Distributions					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments and foreign currency transactions	Total from Investment Activities	Net investment income	Net realized gains on investments and foreign currency transactions	Total Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge) (a)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (b)	Ratio of net investment income (loss) to average net assets (b)	Ratio of expenses to average net assets* (b)	Portfolio turnover rate**
Large Cap Fund
Year Ended September 30, 2007	$20.33	0.24	(c)	2.14	2.38	(0.23)	(3.35)	(3.58)	$19.13	12.55%	$58,771	1.16%	1.25%	1.47%	68.60%
Year Ended September 30, 2006	$19.47	0.30	(c)	2.30	2.60	(0.30)	(1.44)	(1.74)	$20.33	14.29%	$48,656	1.14%	1.53%	1.43%	34.83%
Year Ended September 30, 2005	$17.26	0.28		2.22	2.50	(0.29)	—	(0.29)	$19.47	14.60%	$39,756	1.14%	1.56%	1.48%	19.50%
Year Ended September 30, 2004	$14.87	0.23		2.38	2.61	(0.22)	—	(0.22)	$17.26	17.61%	$31,783	1.20%	1.32%	1.56%	16.40%
Year Ended September 30, 2003	$12.84	0.23		2.03	2.26	(0.23)	—	(0.23)	$14.87	17.73%	$25,397	1.17%	1.67%	1.55%	18.89%
Mid Cap Value Fund
Year Ended September 30, 2007	$13.49	0.04	(c)	2.13	2.17	(0.04)	(0.69)	(0.73)	$14.93	16.48%	$16,811	1.16%	0.27%	1.20%	58.59%
Year Ended September 30, 2006	$13.35	0.03	(c)	1.60	1.63	(0.04)	(1.45)	(1.49)	$13.49	13.18%	$13,393	1.13%	0.23%	1.18%	53.92%
Year Ended September 30, 2005	$15.40	0.13	(c)	3.04	3.17	(0.13)	(5.09)	(5.22)	$13.35	20.82%	$12,361	1.15%	0.76%	1.25%	126.99%
Year Ended September 30, 2004	$12.98	0.18	(c)	2.42	2.60	(0.18)	—	(0.18)	$15.40	20.10%	$9,423	1.23%	1.22%	1.35%	19.17%
Year Ended September 30, 2003	$10.93	0.16	(c)	2.04	2.20	(0.15)	—	(0.15)	$12.98	20.31%	$6,841	1.20%	1.33%	1.35%	18.28%
Mid Cap Growth Fund
Year Ended September 30, 2007	$12.45	(0.06	)(c)	4.11	4.05	(0.01)	(1.65)	(1.66)	$14.84	36.19%	$11,774	1.17%	(0.49)%	1.21%	134.95%
Year Ended September 30, 2006	$13.90	(0.01	)(c)	— (d)	(0.01)	(0.02)	(1.42)	(1.44)	$12.45	(0.49)%	$10,381	1.14%	(0.07)%	1.19%	140.90%
Year Ended September 30, 2005	$10.95	(0.09	)(c)	3.18	3.09	—	(0.14)	(0.14)	$13.90	28.45%	$10,444	1.14%	(0.71)%	1.26%	92.74%
Year Ended September 30, 2004	$9.84	(0.08)		1.19	1.11	—	—	—	$10.95	11.28%	$8,079	1.25%	(0.90)%	1.36%	138.61%
Year Ended September 30, 2003	$8.07	(0.09)		1.86	1.77	—	—	—	$9.84	21.93%	$6,486	1.19%	(0.96)%	1.36%	125.97%
Small Cap Fund
Year Ended September 30, 2007	$15.11	0.07	(c)	0.73	0.80	(0.08)	(0.91)	(0.99)	$14.92	5.13%	$8,839	1.31%	0.42%	1.76%	46.54%
Year Ended September 30, 2006	$16.38	—	(c)(d)	1.06	1.06	(0.03)	(2.30)	(2.33)	$15.11	6.96%	$9,353	1.28%	(0.03)%	1.77%	43.25%
Year Ended September 30, 2005	$14.21	0.11	(c)	2.62	2.73	(0.14)	(0.42)	(0.56)	$16.38	19.64%	$1,604	1.29%	0.69%	1.77%	8.39%
Year Ended September 30, 2004	$11.44	—	(c)(d)	2.90	2.90	(0.01)	(0.12)	(0.13)	$14.21	25.53%	$353	1.48%	(0.03)%	1.91%	11.25%
May 19, 2003 to September 30, 2003 (e)	$10.00	0.01	(c)	1.43	1.44	— (d)	—	— (d)	$11.44	14.43%	$112	2.04%	0.35%	2.29%	48.84%
International Equity Fund
Year Ended September 30, 2007	$11.06	0.12	(c)	1.82	1.94	(0.07)	(4.52)	(4.59)	$8.41	20.13%	$5,204	1.38%	1.02%	1.75%	129.8%
Year Ended September 30, 2006	$9.58	0.14	(c)	1.49	1.63	(0.15)	—	(0.15)	$11.06	17.04%	$4,202	1.40%	1.37%	1.75%	36.22%
Year Ended September 30, 2005	$8.12	0.10	(c)	1.47	1.57	(0.11)	—	(0.11)	$9.58	19.46%	$3,687	1.46%	1.15%	1.83%	44.96%
Year Ended September 30, 2004	$6.88	0.07	(c)	1.25	1.32	(0.08)	—	(0.08)	$8.12	19.25%	$1,686	1.58%	0.91%	1.92%	50.68%
Year Ended September 30, 2003	$6.31	0.06	(c)	0.54	0.60	(0.03)	—	(0.03)	$6.88	9.58%	$2,162	1.63%	0.95%	1.90%	199.78%
Special Opportunities Equity Fund
Year Ended September 30, 2007	$16.43	(0.01	)(c)	3.47	3.46	—	(1.60)	(1.60)	$18.29	22.24%	$124,136	1.28%	(0.04)%	1.53%	49.43%
Year Ended September 30, 2006	$15.57	(0.04)		1.69	1.65	—	(0.79)	(0.79)	$16.43	11.16%	$81,883	1.28%	(0.26)%	1.53%	58.01%
Year Ended September 30, 2005	$13.08	(0.07)		2.68	2.61	—	(0.12)	(0.12)	$15.57	20.05%	$75,627	1.30%	(0.41)%	1.57%	30.38%
Year Ended September 30, 2004	$10.53	(0.06)		2.69	2.63	—	(0.08)	(0.08)	$13.08	25.06%	$28,903	1.42%	(0.77)%	1.80%	32.06%
June 2, 2003 to September 30, 2003 (e)	$10.00	(0.01)		0.54	0.53	—	—	—	$10.53	5.30%	$5,460	1.06%	(0.42)%	2.02%	13.24%
Equity Income Fund
Year Ended September 30, 2007	$13.36	0.36	(c)	2.31	2.67	(0.32)	(0.68)	(1.00)	$15.03	20.83%	$97,491	1.19%	2.53%	1.44%	37.85%
Year Ended September 30, 2006	$12.09	0.28		1.58	1.86	(0.32)	(0.27)	(0.59)	$13.36	15.79%	$60,059	1.20%	2.28%	1.45%	45.38%
Year Ended September 30, 2005	$10.35	0.24		1.77	2.01	(0.25)	(0.02)	(0.27)	$12.09	19.55%	$40,825	1.10%	2.57%	1.57%	39.65%
June 30, 2004 to September 30, 2004 (e)	$10.00	0.05	(c)	0.34	0.39	(0.04)	—	(0.04)	$10.35	3.89%	$6,342	1.54%	1.79%	2.14%	1.65%
Short U.S. Government Fund
Year Ended September 30, 2007	$9.48	0.36	(c)	0.07	0.43	(0.39)	—	(0.39)	$9.52	4.67%	$3,978	0.91%	3.77%	1.31%	44.10%
Year Ended September 30, 2006	$9.50	0.28	(c)	0.01 (f)	0.29	(0.31)	—	(0.31)	$9.48	3.12%	$6,233	0.89%	2.99%	1.29%	98.08%
Year Ended September 30, 2005	$9.70	0.23		(0.14)	0.09	(0.29)	—	(0.29)	$9.50	0.96%	$7,980	0.91%	2.40%	1.34%	33.67%
Year Ended September 30, 2004	$9.89	0.17		(0.10)	0.07	(0.26)	—	(0.26)	$9.70	0.71%	$8,456	0.99%	1.85%	1.41%	62.59%
Year Ended September 30, 2003	$10.08	0.27		(0.11)	0.16	(0.35)	—	(0.35)	$9.89	1.56%	$9,619	1.00%	2.48%	1.40%	93.86%

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Per share net investment income (loss) has been calculated using the average daily shares method.
(d)	Amount is less than $0.005.
(e)	Period from commencement of operations.
(f)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.

See accompanying notes to the financial statements.

BB&T Funds

Financial Highlights, Class A Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities					Distributions					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments		Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge) (a)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (b)	Ratio of net investment income (loss) to average net assets (b)	Ratio of expenses to average net assets*(b)	Portfolio turnover rate**
Intermediate U.S. Government Fund
Year Ended September 30, 2007	$9.89	0.42	(c)	0.04		0.46	(0.42)	—	(0.42)	$9.93	4.78%	$9,050	0.93%	4.27%	1.30%	85.83%
Year Ended September 30, 2006	$10.01	0.41	(c)	(0.11)		0.30	(0.42)	—	(0.42)	$9.89	3.08%	$9,748	0.92%	4.21%	1.29%	127.13%
Year Ended September 30, 2005	$10.24	0.35	(c)	(0.15)		0.20	(0.38)	(0.05)	(0.43)	$10.01	1.98%	$13,744	0.96%	3.41%	1.33%	107.04%
Year Ended September 30, 2004	$10.57	0.32		(0.19)		0.13	(0.33)	(0.13)	(0.46)	$10.24	1.30%	$11,959	1.05%	2.90%	1.42%	98.35%
Year Ended September 30, 2003	$10.77	0.35		(0.07)		0.28	(0.39)	(0.09)	(0.48)	$10.57	2.62%	$9,646	1.07%	3.13%	1.42%	209.07%
Total Return Bond Fund
Year Ended September 30, 2007	$10.12	0.44	(c)	0.01		0.45	(0.45)	—	(0.45)	$10.12	4.51%	$8,403	0.93%	4.37%	1.30%	222.24%
Year Ended September 30, 2006	$10.31	0.42	(c)	(0.12)		0.30	(0.44)	(0.05)	(0.49)	$10.12	2.96%	$6,407	0.93%	4.16%	1.29%	226.36%
Year Ended September 30, 2005	$10.59	0.38	(c)	(0.19)		0.19	(0.44)	(0.03)	(0.47)	$10.31	1.88%	$7,254	0.96%	3.62%	1.33%	173.74%
Year Ended September 30, 2004	$10.72	0.41		(0.08)		0.33	(0.46)	—	(0.46)	$10.59	3.22%	$4,786	1.07%	3.84%	1.44%	31.95%
Year Ended September 30, 2003	$10.33	0.47		0.41		0.88	(0.49)	—	(0.49)	$10.72	8.69%	$4,308	1.08%	4.34%	1.44%	43.98%
Kentucky Intermediate Tax-Free Fund
Year Ended September 30, 2007	$10.12	0.32	(c)	(0.06)		0.26	(0.32)	—	(0.32)	$10.06	2.66%	$4,630	0.90%	3.19%	1.35%	69.73%
Year Ended September 30, 2006	$10.06	0.30		0.06		0.36	(0.30)	—	(0.30)	$10.12	3.67%	$2,729	0.91%	3.02%	1.37%	64.55%
Year Ended September 30, 2005	$10.22	0.27	(c)	(0.16)		0.11	(0.27)	—	(0.27)	$10.06	1.06%	$2,566	0.89%	2.65%	1.47%	37.50%
Year Ended September 30, 2004	$10.23	0.27	(c)	(0.01)		0.26	(0.27)	—	(0.27)	$10.22	2.55%	$2,746	0.78%	2.63%	1.57%	24.78%
February 24, 2003 to September 30, 2003 (d)	$10.00	0.15	(c)	0.35		0.50	(0.27)	—	(0.27)	$10.23	5.09%	$1,877	0.62%	2.50%	1.65%	42.87%
Maryland Intermediate Tax-Free Fund
Year Ended September 30, 2007	$10.12	0.31	(c)	0.03		0.34	(0.31)	—	(0.31)	$10.15	3.38%	$2,429	0.84%	3.05%	1.39%	136.09%
Year Ended September 30, 2006	$10.02	0.29		0.10		0.39	(0.29)	—	(0.29)	$10.12	3.95%	$1,966	0.85%	2.89%	1.41%	219.80%
Year Ended September 30, 2005	$10.15	0.26	(c)	(0.13)		0.13	(0.26)	—	(0.26)	$10.02	1.28%	$1,609	0.81%	2.57%	1.52%	44.67%
Year Ended September 30, 2004	$10.15	0.24		—	(e)	0.24	(0.24)	—	(0.24)	$10.15	2.37%	$667	0.75%	2.32%	1.73%	55.18%
February 24, 2003 to September 30, 2003 (d)	$10.00	0.18		0.15		0.33	(0.18)	—	(0.18)	$10.15	3.32%	$482	0.72%	2.22%	2.24%	40.16%
North Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2007	$10.38	0.35	(c)	(0.04	)(c)	0.31	(0.35)	(0.01)	(0.36)	$10.33	3.07%	$19,668	0.91%	3.40%	1.31%	106.16%
Year Ended September 30, 2006	$10.46	0.36		—	(e)	0.36	(0.35)	(0.09)	(0.44)	$10.38	3.58%	$19,163	0.90%	3.45%	1.30%	94.95%
Year Ended September 30, 2005	$10.67	0.35		(0.19)		0.16	(0.35)	(0.02)	(0.37)	$10.46	1.49%	$21,600	0.90%	3.29%	1.36%	60.84%
Year Ended September 30, 2004	$10.81	0.32		(0.10)		0.22	(0.32)	(0.04)	(0.36)	$10.67	2.10%	$22,689	0.90%	3.03%	1.42%	67.80%
Year Ended September 30, 2003	$10.86	0.33		(0.01)		0.32	(0.33)	(0.04)	(0.37)	$10.81	3.04%	$25,323	0.92%	3.11%	1.42%	44.56%
South Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2007	$10.35	0.34	(c)	(0.05)		0.29	(0.35)	(0.01)	(0.36)	$10.28	2.91%	$3,769	0.93%	3.34%	1.35%	68.69%
Year Ended September 30, 2006	$10.54	0.34		(0.01)		0.33	(0.34)	(0.18)	(0.52)	$10.35	3.27%	$4,001	0.93%	3.30%	1.35%	80.24%
Year Ended September 30, 2005	$10.81	0.34		(0.19)		0.15	(0.34)	(0.08)	(0.42)	$10.54	1.39%	$4,072	0.92%	3.20%	1.40%	56.03%
Year Ended September 30, 2004	$10.88	0.34		(0.07)		0.27	(0.33)	(0.01)	(0.34)	$10.81	2.60%	$4,149	0.90%	3.11%	1.44%	32.63%
Year Ended September 30, 2003	$10.87	0.34		0.01		0.35	(0.34)	—	(0.34)	$10.88	3.29%	$4,680	0.86%	3.14%	1.43%	32.04%
Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2007	$11.39	0.38	(c)	(0.04)		0.34	(0.39)	(0.02)	(0.41)	$11.32	3.05%	$8,802	0.91%	3.39%	1.31%	85.36%
Year Ended September 30, 2006	$11.49	0.40		(0.05)		0.35	(0.39)	(0.06)	(0.45)	$11.39	3.23%	$11,877	0.90%	3.55%	1.30%	76.53%
Year Ended September 30, 2005	$11.74	0.39		(0.22)		0.17	(0.40)	(0.02)	(0.42)	$11.49	1.44%	$13,145	0.89%	3.39%	1.36%	48.04%
Year Ended September 30, 2004	$11.96	0.38		(0.14)		0.24	(0.38)	(0.08)	(0.46)	$11.74	2.05%	$13,005	0.91%	3.22%	1.43%	45.07%
Year Ended September 30, 2003	$11.99	0.37		0.01		0.38	(0.37)	(0.04)	(0.41)	$11.96	3.24%	$7,447	0.92%	3.14%	1.42%	34.17%
West Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2007	$9.79	0.35	(c)	(0.05)		0.30	(0.35)	(0.03)	(0.38)	$9.71	3.12%	$16,897	0.91%	3.61%	0.91%	49.60%
Year Ended September 30, 2006	$9.85	0.39		(0.02)		0.37	(0.37)	(0.06)	(0.43)	$9.79	3.85%	$15,773	0.90%	3.80%	0.90%	50.14%
Year Ended September 30, 2005	$10.08	0.35		(0.15)		0.20	(0.35)	(0.08)	(0.43)	$9.85	1.97%	$13,911	0.93%	3.50%	0.96%	32.10%
Year Ended September 30, 2004	$10.20	0.32		(0.07)		0.25	(0.33)	(0.04)	(0.37)	$10.08	2.51%	$10,815	1.01%	3.24%	1.03%	16.24%
Year Ended September 30, 2003	$10.35	0.33		0.01		0.34	(0.33)	(0.16)	(0.49)	$10.20	3.41%	$11,541	0.98%	3.23%	1.01%	25.59%

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Per share net investment income (loss) has been calculated using the average daily shares method.
(d)	Period from commencement of operations.
(e)	Amount is less than $0.005.

See accompanying notes to the financial statements.

BB&T Funds

Financial Highlights, Class A Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities						Distributions					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments		Total from Investment Activities		Net investment income	Net realized gains on investments	Total Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge) (a)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (b)	Ratio of net investment income (loss) to average net assets (b)	Ratio of expenses to average net assets*(b)	Portfolio turnover rate**
National Tax-Free Money Market Fund
Year Ended September 30, 2007	$1.00	0.03	(c)	—		0.03		(0.03)	—	(0.03)	$1.00	3.08%	$526	0.66%	3.06%	0.97%	—
August 1, 2006 to September 30, 2006 (d)	$1.00	—	(e)	—		—	(e)	— (e)	—	— (e)	$1.00	0.51%	$1	0.62%	2.96%	1.26%	—
Prime Money Market Fund
Year Ended September 30, 2007	$1.00	0.04	(c)	—		0.04		(0.04)	—	(0.04)	$1.00	4.51%	$745,381	0.98%	4.42%	1.10%	—
Year Ended September 30, 2006	$1.00	0.04		—	(e)	0.04		(0.04)	—	(0.04)	$1.00	3.86%	$636,327	0.98%	3.83%	1.09%	—
Year Ended September 30, 2005	$1.00	0.02		—	(e)	0.02		(0.02)	—	(0.02)	$1.00	1.92%	$493,282	0.91%	1.91%	1.13%	—
Year Ended September 30, 2004	$1.00	—	(e)	—	(e)	—	(e)	— (e)	—	— (e)	$1.00	0.41%	$426,217	0.86%	0.40%	1.20%	—
Year Ended September 30, 2003	$1.00	—	(e)	—		—	(e)	— (e)	—	— (e)	$1.00	0.48%	$459,375	0.98%	0.47%	1.19%	—
U.S. Treasury Money Market Fund
Year Ended September 30, 2007	$1.00	0.04	(c)	—		0.04		(0.04)	—	(0.04)	$1.00	4.20%	$310,413	0.97%	4.07%	1.11%	—
Year Ended September 30, 2006	$1.00	0.04		—		0.04		(0.04)	—	(0.04)	$1.00	3.64%	$167,900	0.96%	3.63%	1.09%	—
Year Ended September 30, 2005	$1.00	0.02		—		0.02		(0.02)	—	(0.02)	$1.00	1.69%	$114,260	0.89%	1.66%	1.14%	—
Year Ended September 30, 2004	$1.00	—	(e)	—		—	(e)	— (e)	—	— (e)	$1.00	0.31%	$122,500	0.79%	0.31%	1.21%	—
Year Ended September 30, 2003	$1.00	—	(e)	—		—	(e)	— (e)	—	— (e)	$1.00	0.30%	$135,059	0.99%	0.32%	1.20%	—
Capital Manager Conservative Growth Fund***
Year Ended September 30, 2007	$9.96	0.34	(c)	0.53		0.87		(0.30)	—	(0.30)	$10.53	8.86%	$9,781	0.35%	3.28%	0.91%	29.58%
Year Ended September 30, 2006	$9.76	0.31	(c)	0.22		0.53		(0.33)	—	(0.33)	$9.96	5.54%	$9,365	0.33%	3.12%	0.95%	5.69%
Year Ended September 30, 2005	$9.30	0.23		0.45		0.68		(0.22)	—	(0.22)	$9.76	7.39%	$8,646	0.43%	2.45%	1.01%	52.50%
Year Ended September 30, 2004	$8.84	0.16	(c)	0.46		0.62		(0.16)	—	(0.16)	$9.30	6.97%	$5,242	0.69%	1.68%	1.14%	2.47%
Year Ended September 30, 2003	$8.29	0.18		0.57		0.75		(0.16)	(0.04)	(0.20)	$8.84	9.09%	$2,579	0.78%	1.86%	1.23%	33.03%
Capital Manager Moderate Growth Fund***
Year Ended September 30, 2007	$10.22	0.29	(c)	0.87		1.16		(0.22)	(0.22)	(0.44)	$10.94	11.48%	$38,081	0.36%	2.68%	0.92%	40.05%
Year Ended September 30, 2006	$9.79	0.24	(c)	0.45		0.69		(0.26)	—	(0.26)	$10.22	7.10%	$33,472	0.35%	2.44%	0.97%	7.33%
Year Ended September 30, 2005	$9.01	0.17	(c)	0.76		0.93		(0.15)	—	(0.15)	$9.79	10.35%	$28,912	0.48%	1.77%	1.05%	37.83%
Year Ended September 30, 2004	$8.28	0.08	(c)	0.73		0.81		(0.08)	—	(0.08)	$9.01	9.77%	$20,428	0.74%	0.92%	1.19%	0.17%
Year Ended September 30, 2003	$7.47	0.08		0.82		0.90		(0.08)	(0.01)	(0.09)	$8.28	12.13%	$8,054	0.75%	1.11%	1.20%	21.46%
Capital Manager Growth Fund***
Year Ended September 30, 2007	$10.23	0.25	(c)	1.08		1.33		(0.16)	(0.27)	(0.43)	$11.13	13.19%	$26,189	0.36%	2.33%	0.93%	44.48%
Year Ended September 30, 2006	$9.68	0.20	(c)	0.56		0.76		(0.21)	—	(0.21)	$10.23	7.97%	$22,801	0.36%	2.01%	0.98%	6.26%
Year Ended September 30, 2005	$8.70	0.13		0.96		1.09		(0.11)	—	(0.11)	$9.68	12.51%	$17,219	0.48%	1.37%	1.07%	26.22%
Year Ended September 30, 2004	$7.81	0.05	(c)	0.88		0.93		(0.04)	—	(0.04)	$8.70	11.85%	$12,007	0.75%	0.52%	1.23%	0.19%
Year Ended September 30, 2003	$6.87	0.04		0.94		0.98		(0.04)	—	(0.04)	$7.81	14.22%	$4,660	0.80%	0.59%	1.25%	17.80%
Capital Manager Equity Fund***
Year Ended September 30, 2007	$11.57	0.21	(c)	1.43		1.64		(0.10)	(0.85)	(0.95)	$12.26	14.79%	$9,384	0.37%	1.77%	0.93%	48.80%
Year Ended September 30, 2006	$10.95	0.17	(c)	0.83		1.00		(0.19)	(0.19)	(0.38)	$11.57	9.39%	$7,762	0.36%	1.53%	0.97%	1.48%
Year Ended September 30, 2005	$9.58	0.09	(c)	1.34		1.43		(0.06)	—	(0.06)	$10.95	14.95%	$6,183	0.45%	0.91%	1.09%	2.14%
Year Ended September 30, 2004	$8.45	0.02	(c)	1.12		1.14		(0.01)	—	(0.01)	$9.58	13.53%	$3,557	0.77%	0.22%	1.31%	3.10%
Year Ended September 30, 2003	$7.36	—	(c)(e)	1.15		1.15		(0.01)	(0.05)	(0.06)	$8.45	15.61%	$1,225	0.95%	0.05%	1.40%	8.30%

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
***	The expense ratios exclude the impact of fees/expenses paid by each underlying fund. (a) Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Per share net investment income (loss) has been calculated using the average daily shares method.
(d)	Period from commencement of operations.
(e)	Amount is less than $0.005.

See accompanying notes to the financial statements.

BB&T Funds

Financial Highlights, Class B Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Distributions					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments and foreign currency transactions	Total from Investment Activities	Net investment income	Net realized gains on investments and foreign currency transactions	Total Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge) (a)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (b)	Ratio of net investment income (loss) to average net assets (b)	Ratio of expenses to average net assets*(b)	Portfolio turnover rate**
Large Cap Fund
Year Ended September 30, 2007	$20.15	0.09	(c)	2.12	2.21	(0.11)	(3.35)	(3.46)	$18.90	11.67%	$17,796	1.91%	0.50%	1.97%	68.60%
Year Ended September 30, 2006	$19.31	0.16	(c)	2.27	2.43	(0.15)	(1.44)	(1.59)	$20.15	13.45%	$14,808	1.88%	0.85%	1.93%	34.83%
Year Ended September 30, 2005	$17.12	0.13		2.22	2.35	(0.16)	—	(0.16)	$19.31	13.75%	$22,148	1.89%	0.82%	1.99%	19.50%
Year Ended September 30, 2004	$14.75	0.09		2.38	2.47	(0.10)	—	(0.10)	$17.12	16.75%	$26,309	1.95%	0.58%	2.06%	16.40%
Year Ended September 30, 2003	$12.75	0.12		2.01	2.13	(0.13)	—	(0.13)	$14.75	16.74%	$26,215	1.91%	0.92%	2.05%	18.89%
Mid Cap Value Fund
Year Ended September 30, 2007	$13.23	(0.07	)(c)	2.08	2.01	— (d)	(0.69)	(0.69)	$14.55	15.58%	$6,112	1.91%	(0.48)%	1.95%	58.59%
Year Ended September 30, 2006	$13.16	(0.07	)(c)	1.59	1.52	— (d)	(1.45)	(1.45)	$13.23	12.38%	$5,391	1.89%	(0.53)%	1.93%	53.92%
Year Ended September 30, 2005	$15.30	—	(c)(d)	3.02	3.02	(0.07)	(5.09)	(5.16)	$13.16	19.94%	$4,534	1.89%	0.02%	1.99%	126.99%
Year Ended September 30, 2004	$12.91	0.07	(c)	2.42	2.49	(0.10)	—	(0.10)	$15.30	19.31%	$3,582	1.98%	0.47%	2.10%	19.17%
Year Ended September 30, 2003	$10.90	0.07		2.03	2.10	(0.09)	—	(0.09)	$12.91	19.31%	$2,071	1.95%	0.58%	2.10%	18.28%
Mid Cap Growth Fund
Year Ended September 30, 2007	$11.95	(0.15	)(c)	3.91	3.76	—	(1.65)	(1.65)	$14.06	35.13%	$2,697	1.92%	(1.24)%	1.96%	134.95%
Year Ended September 30, 2006	$13.47	(0.11	)(c)	0.01 (e)	(0.10)	—	(1.42)	(1.42)	$11.95	(1.23)%	$2,377	1.89%	(0.83)%	1.94%	140.90%
Year Ended September 30, 2005	$10.70	(0.17	)(c)	3.08	2.91	—	(0.14)	(0.14)	$13.47	27.42%	$2,395	1.91%	(1.46)%	2.01%	92.74%
Year Ended September 30, 2004	$9.68	(0.16)		1.18	1.02	—	—	—	$10.70	10.54%	$1,973	2.00%	(1.65)%	2.11%	138.61%
Year Ended September 30, 2003	$8.00	(0.13)		1.81	1.68	—	—	—	$9.68	21.00%	$1,030	1.95%	(1.73)%	2.11%	125.97%
Small Cap Fund
Year Ended September 30, 2007	$14.73	(0.05	)(c)	0.72	0.67	(0.06)	(0.91)	(0.97)	$14.43	4.37%	$3,393	2.06%	(0.31)%	2.26%	46.54%
Year Ended September 30, 2006	$16.11	(0.12	)(c)	1.05	0.93	(0.01)	(2.30)	(2.31)	$14.73	6.19%	$4,092	2.04%	(0.79)%	2.28%	43.25%
Year Ended September 30, 2005	$14.06	—	(c)(d)	2.58	2.58	(0.11)	(0.42)	(0.53)	$16.11	18.79%	$259	2.05%	0.00%	2.27%	8.39%
Year Ended September 30, 2004	$11.40	(0.10	)(c)	2.88	2.78	—	(0.12)	(0.12)	$14.06	24.56%	$136	2.22%	(0.75)%	2.41%	11.25%
May 19, 2003 to September 30, 2003 (f)	$10.00	(0.04	)(c)	1.44	1.40	—	—	—	$11.40	14.00%	$29	2.69%	(0.93)%	2.69%	48.84%
International Equity Fund
Year Ended September 30, 2007	$10.46	0.03	(c)	1.72	1.75	(0.04)	(4.52)	(4.56)	$7.65	19.28%	$2,041	2.12%	0.26%	2.25%	129.8%
Year Ended September 30, 2006	$9.09	0.06	(c)	1.42	1.48	(0.11)	—	(0.11)	$10.46	16.27%	$1,819	2.15%	0.64%	2.25%	36.22%
Year Ended September 30, 2005	$7.74	0.03	(c)	1.38	1.41	(0.06)	—	(0.06)	$9.09	18.34%	$2,007	2.20%	0.36%	2.33%	44.96%
Year Ended September 30, 2004	$6.57	0.02	(c)	1.19	1.21	(0.04)	—	(0.04)	$7.74	18.47%	$2,140	2.33%	0.24%	2.42%	50.68%
Year Ended September 30, 2003	$6.07	(0.02	)(c)	0.54	0.52	(0.02)	—	(0.02)	$6.57	8.63%	$2,012	2.40%	(0.37)%	2.41%	199.78%
Special Opportunities Equity Fund
Year Ended September 30, 2007	$16.00	(0.13	)(c)	3.36	3.23	—	(1.60)	(1.60)	$17.63	21.33%	$29,931	2.03%	(0.79)%	2.03%	49.43%
Year Ended September 30, 2006	$15.29	(0.16)		1.66	1.50	—	(0.79)	(0.79)	$16.00	10.35%	$22,901	2.03%	(1.01)%	2.03%	58.01%
Year Ended September 30, 2005	$12.95	(0.13)		2.59	2.46	—	(0.12)	(0.12)	$15.29	19.09%	$21,911	2.06%	(1.18)%	2.08%	30.38%
Year Ended September 30, 2004	$10.50	(0.12)		2.65	2.53	—	(0.08)	(0.08)	$12.95	24.17%	$13,215	2.15%	(1.51)%	2.30%	32.06%
June 2, 2003 to September 30, 2003 (f)	$10.00	(0.02)		0.52	0.50	—	—	—	$10.50	5.00%	$4,360	1.80%	(1.16)%	2.50%	13.24%
Equity Income Fund
Year Ended September 30, 2007	$13.33	0.25	(c)	2.31	2.56	(0.22)	(0.68)	(0.90)	$14.99	19.97%	$14,796	1.94%	1.78%	1.94%	37.85%
Year Ended September 30, 2006	$12.08	0.19		1.56	1.75	(0.23)	(0.27)	(0.50)	$13.33	14.84%	$9,592	1.95%	1.52%	1.95%	45.38%
Year Ended September 30, 2005	$10.34	0.16		1.77	1.93	(0.17)	(0.02)	(0.19)	$12.08	18.79%	$5,611	1.87%	1.74%	2.09%	39.65%
June 30, 2004 to September 30, 2004 (f)	$10.00	0.03	(c)	0.34	0.37	(0.03)	—	(0.03)	$10.34	3.66%	$1,672	2.29%	1.07%	2.65%	1.65%
Intermediate U.S. Government Fund
Year Ended September 30, 2007	$9.86	0.35	(c)	0.04	0.39	(0.35)	—	(0.35)	$9.90	4.01%	$3,006	1.68%	3.52%	1.80%	85.83%
Year Ended September 30, 2006	$9.98	0.34	(c)	(0.12)	0.22	(0.34)	—	(0.34)	$9.86	2.32%	$4,020	1.68%	3.48%	1.79%	127.13%
Year Ended September 30, 2005	$10.20	0.27	(c)	(0.13)	0.14	(0.31)	(0.05)	(0.36)	$9.98	1.33%	$5,725	1.71%	2.67%	1.84%	107.04%
Year Ended September 30, 2004	$10.53	0.21		(0.16)	0.05	(0.25)	(0.13)	(0.38)	$10.20	0.55%	$6,883	1.80%	2.15%	1.92%	98.35%
Year Ended September 30, 2003	$10.73	0.27		(0.07)	0.20	(0.31)	(0.09)	(0.40)	$10.53	1.86%	$7,869	1.82%	2.42%	1.92%	209.97%

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Per share net investment income (loss) has been calculated using the average daily shares method.
(d)	Amount is less than $0.005.
(e)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.
(f)	Period from commencement of operations.

See accompanying notes to the financial statements.

BB&T Funds

Financial Highlights, Class B Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities						Distributions					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments		Total from Investment Activities		Net investment income	Net realized gains on investments	Total Dividends	Net Asset Value, End of Period	Total Return (excludes sales charge) (a)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (b)	Ratio of net investment income (loss) to average net assets (b)	Ratio of expenses to average net assets*(b)	Portfolio turnover rate**
Total Return Bond Fund
Year Ended September 30, 2007	$10.13	0.37	(c)	—		0.37		(0.37)	—	(0.37)	$10.13	3.73%	$4,992	1.68%	3.62%	1.80%	222.24%
Year Ended September 30, 2006	$10.32	0.34	(c)	(0.12)		0.22		(0.36)	(0.05)	(0.41)	$10.13	2.27%	$4,872	1.68%	3.39%	1.79%	226.36%
Year Ended September 30, 2005	$10.59	0.30	(c)	(0.18)		0.12		(0.36)	(0.03)	(0.39)	$10.32	1.21%	$6,161	1.71%	2.87%	1.84%	173.14%
Year Ended September 30, 2004	$10.72	0.32		(0.07)		0.25		(0.38)	—	(0.38)	$10.59	2.45%	$6,602	1.82%	3.09%	1.94%	31.95%
Year Ended September 30, 2003	$10.34	0.39		0.40		0.79		(0.41)	—	(0.41)	$10.72	7.77%	$6,358	1.83%	3.61%	1.94%	43.98%
National Tax-Free Money Market Fund
Year Ended September 30, 2007	$1.00	0.02	(c)	—		0.02		(0.02)	—	(0.02)	$1.00	2.38%	$1	1.33%	2.36%	1.38%	—
August 1, 2006 to September 30, 2006	$1.00	—	(d)	—		—	(d)	— (d)	—	— (d)	$1.00	0.36%	$1	1.39%	2.19%	1.78%	—
Prime Money Market Fund
Year Ended September 30, 2007	$1.00	0.04	(c)	—		0.04		(0.04)	—	(0.04)	$1.00	4.01%	$1,629	1.48%	3.92%	1.60%	—
Year Ended September 30, 2006	$1.00	0.03		—	(d)	0.03		(0.03)	—	(0.03)	$1.00	3.37%	$2,256	1.48%	3.34%	1.59%	—
Year Ended September 30, 2005	$1.00	0.01		—	(d)	0.01		(0.01)	—	(0.01)	$1.00	1.32%	$1,790	1.49%	1.28%	1.63%	—
Year Ended September 30, 2004	$1.00	—	(d)	—	(d)	—	(d)	— (d)	—	— (d)	$1.00	0.06%	$2,280	1.20%	0.06%	1.70%	—
Year Ended September 30, 2003	$1.00	—	(d)	—		—	(d)	— (d)	—	— (d)	$1.00	0.15%	$2,543	1.32%	0.16%	1.69%	—
U.S. Treasury Money Market Fund
Year Ended September 30, 2007	$1.00	0.04	(c)	—		0.04		(0.04)	—	(0.04)	$1.00	3.72%	$301	1.46%	3.64%	1.60%	—
Year Ended September 30, 2006	$1.00	0.03		—		0.03		(0.03)	—	(0.03)	$1.00	3.12%	$381	1.46%	2.97%	1.59%	—
Year Ended September 30, 2005	$1.00	0.01		—		0.01		(0.01)	—	(0.01)	$1.00	1.09%	$807	1.48%	1.05%	1.64%	—
Year Ended September 30, 2004	$1.00	—	(d)	—		—	(d)	— (d)	—	— (d)	$1.00	0.05%	$887	1.05%	0.05%	1.71%	—
Year Ended September 30, 2003	$1.00	—	(d)	—		—	(d)	— (d)	—	— (d)	$1.00	0.16%	$1,126	1.12%	0.15%	1.70%	—
Capital Manager Conservative Growth Fund***
Year Ended September 30, 2007	$9.96	0.27	(c)	0.54		0.81		(0.23)	—	(0.23)	$10.54	8.17%	$4,779	1.10%	2.60%	1.41%	29.58%
Year Ended September 30, 2006	$9.76	0.23	(c)	0.23		0.46		(0.26)	—	(0.26)	$9.96	4.75%	$4,968	1.08%	2.37%	1.45%	5.69%
Year Ended September 30, 2005	$9.30	0.16		0.45		0.61		(0.15)	—	(0.15)	$9.76	6.58%	$4,992	1.20%	1.64%	1.51%	52.50%
Year Ended September 30, 2004	$8.85	0.09	(c)	0.45		0.54		(0.09)	—	(0.09)	$9.30	6.10%	$4,857	1.44%	0.93%	1.64%	2.47%
Year Ended September 30, 2003	$8.29	0.11		0.59		0.70		(0.10)	(0.04)	(0.14)	$8.85	8.45%	$3,150	1.53%	1.07%	1.73%	33.03%
Capital Manager Moderate Growth Fund***
Year Ended September 30, 2007	$10.05	0.21	(c)	0.85		1.06		(0.14)	(0.22)	(0.36)	$10.75	10.67%	$21,791	1.11%	1.96%	1.42%	40.05%
Year Ended September 30, 2006	$9.64	0.17	(c)	0.42		0.59		(0.18)	—	(0.18)	$10.05	6.21%	$21,610	1.10%	1.70%	1.47%	7.33%
Year Ended September 30, 2005	$8.86	0.09	(c)	0.77		0.86		(0.08)	—	(0.08)	$9.64	9.72%	$21,909	1.24%	0.99%	1.55%	37.83%
Year Ended September 30, 2004	$8.15	0.02	(c)	0.71		0.73		(0.02)	—	(0.02)	$8.86	8.94%	$19,049	1.49%	0.17%	1.69%	0.17%
Year Ended September 30, 2003	$7.41	0.04		0.80		0.84		(0.09)	(0.01)	(0.10)	$8.15	11.29%	$8,929	1.50%	0.35%	1.70%	21.46%
Capital Manager Growth Fund
Year Ended September 30, 2007	$10.05	0.18	(c)	1.04		1.22		(0.08)	(0.27)	(0.35)	$10.92	12.31%	$20,286	1.11%	1.71%	1.43%	44.48%
Year Ended September 30, 2006	$9.51	0.12	(c)	0.56		0.68		(0.14)	—	(0.14)	$10.05	7.22%	$19,366	1.11%	1.27%	1.48%	6.26%
Year Ended September 30, 2005	$8.55	0.05	(c)	0.95		1.00		(0.04)	—	(0.04)	$9.51	11.68%	$17,141	1.23%	0.59%	1.57%	26.22%
Year Ended September 30, 2004	$7.70	(0.02	)(c)	0.87		0.85		—	—	—	$8.55	11.04%	$13,730	1.50%	(0.23)%	1.73%	0.19%
Year Ended September 30, 2003	$6.80	(0.01)		0.91		0.90		— (d)	—	— (d)	$7.70	13.31%	$9,142	1.55%	(0.16)%	1.75%	17.80%
Capital Manager Equity Fund***
Year Ended September 30, 2007	$11.26	0.12	(c)	1.38		1.50		(0.05)	(0.85)	(0.90)	$11.86	13.88%	$8,535	1.12%	1.07%	1.43%	48.80%
Year Ended September 30, 2006	$10.67	0.09	(c)	0.80		0.89		(0.11)	(0.19)	(0.30)	$11.26	8.51%	$8,023	1.11%	0.80%	1.47%	1.48%
Year Ended September 30, 2005	$9.36	0.01	(c)	1.31		1.32		(0.01)	—	(0.01)	$10.67	14.11%	$7,515	1.21%	0.11%	1.58%	2.14%
Year Ended September 30, 2004	$8.30	(0.05	)(c)	1.11		1.06		—	—	—	$9.36	12.77%	$5,720	1.52%	(0.54)%	1.81%	3.10%
Year Ended September 30, 2003	$7.28	(0.05	)(c)	1.12		1.07		—	(0.05)	(0.05)	$8.30	14.74%	$2,475	1.70%	(0.69)%	1.90%	8.30%

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
***	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Per share net investment income (loss) has been calculated using the average daily shares method.
(d)	Amount is less than $0.005.

See accompanying notes to the financial statements.

BB&T Funds

Financial Highlights, Class C Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Distributions					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments and foreign currency transactions	Total from Investment Activities	Net investment income	Net realized gains on investments and foreign currency transactions	Total Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge) (a)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (b)	Ratio of net investment income (loss) to average net assets (b)	Ratio of expenses to average net assets*(b)	Portfolio turnover rate**
Large Cap Fund
Year Ended September 30, 2007	$20.11	0.09	(c)	2.13	2.22	(0.11)	(3.35)	(3.46)	$18.87	11.76%	$239	1.91%	0.50%	1.97%	68.60%
Year Ended September 30, 2006	$19.28	0.16	(c)	2.26	2.42	(0.15)	(1.44)	(1.59)	$20.11	13.42%	$161	1.88%	0.82%	1.94%	34.83%
Year Ended September 30, 2005	$17.09	0.14		2.19	2.33	(0.14)	—	(0.14)	$19.28	13.77%	$176	1.88%	0.80%	1.98%	19.50%
Year Ended September 30, 2004	$14.73	0.09		2.37	2.46	(0.10)	—	(0.10)	$17.09	16.72%	$157	1.95%	0.57%	2.07%	16.40%
Year Ended September 30, 2003	$12.74	0.13		1.99	2.12	(0.13)	—	(0.13)	$14.73	16.72%	$122	1.92%	0.90%	2.06%	18.89%
Mid Cap Value Fund
Year Ended September 30, 2007	$13.23	(0.07	)(c)	2.08	2.01	— (d)	(0.69)	(0.69)	$14.55	15.60%	$1,126	1.91%	(0.49)%	1.95%	58.59%
Year Ended September 30, 2006	$13.16	(0.07	)(c)	1.59	1.52	— (d)	(1.45)	(1.45)	$13.23	12.38%	$743	1.89%	(0.53)%	1.93%	53.92%
Year Ended September 30, 2005	$15.30	—	(c)(d)	3.02	3.02	(0.07)	(5.09)	(5.16)	$13.16	19.97%	$351	1.90%	0.01%	2.00%	126.99%
Year Ended September 30, 2004	$12.92	0.07	(c)	2.41	2.48	(0.10)	—	(0.10)	$15.30	19.20%	$523	1.98%	0.45%	2.10%	19.17%
Year Ended September 30, 2003	$10.90	0.07	(c)	2.04	2.11	(0.09)	—	(0.09)	$12.92	19.40%	$484	1.95%	0.61%	2.10%	18.28%
Mid Cap Growth Fund
Year Ended September 30, 2007	$11.96	(0.15	)(c)	3.92	3.77	—	(1.65)	(1.65)	$14.08	35.19%	$46	1.92%	(1.23)%	1.96%	134.95%
Year Ended September 30, 2006	$13.47	(0.09	)(c)	— (d)	(0.09)	—	(1.42)	(1.42)	$11.96	(1.15)%	$33	1.88%	(0.70)%	1.93%	140.90%
Year Ended September 30, 2005	$10.70	(0.17	)(c)	3.08	2.91	—	(0.14)	(0.14)	$13.47	27.42%	$77	1.91%	(1.46)%	2.00%	92.74%
Year Ended September 30, 2004	$9.69	(0.16)		1.17	1.01	—	—	—	$10.70	10.42%	$208	2.00%	(1.65)%	2.11%	138.61%
Year Ended September 30, 2003	$8.00	(0.15)		1.84	1.69	—	—	—	$9.69	21.13%	$164	1.95%	(1.71)%	2.11%	125.97%
Small Cap Fund
Year Ended September 30, 2007	$14.71	(0.06	)(c)	0.73	0.67	(0.06)	(0.91)	(0.97)	$14.41	4.37%	$26	2.06%	(0.41)%	2.26%	46.54%
Year Ended September 30, 2006	$16.10	(0.11	)(c)	1.03	0.92	(0.01)	(2.30)	(2.31)	$14.71	6.17%	$20	2.03%	(0.76)%	2.27%	43.25%
Year Ended September 30, 2005	$14.06	(0.02	)(c)	2.60	2.58	(0.12)	(0.42)	(0.54)	$16.10	18.71%	$4	2.04%	(0.12)%	2.25%	8.39%
Year Ended September 30, 2004	$11.40	(0.12	)(c)	2.90	2.78	—	(0.12)	(0.12)	$14.06	24.56%	$1	2.25%	(0.89)%	2.44%	11.25%
May 19, 2003 to September 30, 2003 (e)	$10.00	(0.05	)(c)	1.45	1.40	—	—	—	$11.40	14.00%	$1	2.64%	(1.15)%	2.64%	48.84%
International Equity Fund
Year Ended September 30, 2007	$10.44	0.01	(c)	1.73	1.74	(0.04)	(4.52)	(4.56)	$7.62	19.28%	$244	2.13%	0.12%	2.26%	129.8%
Year Ended September 30, 2006	$9.07	0.05	(c)	1.42	1.47	(0.10)	—	(0.10)	$10.44	16.26%	$188	2.15%	0.47%	2.25%	36.22%
Year Ended September 30, 2005	$7.74	0.06	(c)	1.36	1.42	(0.09)	—	(0.09)	$9.07	18.38%	$92	2.23%	0.70%	2.34%	44.96%
Year Ended September 30, 2004	$6.58	—	(c)	1.20	1.20	(0.04)	—	(0.04)	$7.74	18.30%	$2	2.32%	(0.04)%	2.42%	50.68%
Year Ended September 30, 2003	$6.07	(0.07	)(c)	0.60	0.53	(0.02)	—	(0.02)	$6.58	8.80%	$2	2.40%	(1.06)%	2.40%	199.78%
Special Opportunities Equity Fund
Year Ended September 30, 2007	$16.01	(0.13	)(c)	3.36	3.23	—	(1.60)	(1.60)	$17.64	21.32%	$50,577	2.03%	(0.79)%	2.03%	49.43%
Year Ended September 30, 2006	$15.30	(0.14)		1.64	1.50	—	(0.79)	(0.79)	$16.01	10.34%	$34,418	2.03%	(1.02)%	2.03%	58.01%
Year Ended September 30, 2005	$12.95	(0.13)		2.60	2.47	—	(0.12)	(0.12)	$15.30	19.16%	$30,299	2.06%	(1.17)%	2.08%	30.38%
Year Ended September 30, 2004	$10.50	(0.11)		2.64	2.53	—	(0.08)	(0.08)	$12.95	24.17%	$15,611	2.15%	(1.51)%	2.30%	32.06%
June 2, 2003 to September 30, 2003 (e)	$10.00	(0.02)		0.52	0.50	—	—	—	$10.50	5.00%	$4,052	1.80%	(1.17)%	2.52%	13.24%
Equity Income Fund
Year Ended September 30, 2007	$13.32	0.26	(c)	2.30	2.56	(0.22)	(0.68)	(0.90)	$14.98	19.93%	$26,044	1.94%	1.79%	1.94%	37.85%
Year Ended September 30, 2006	$12.07	0.19		1.56	1.75	(0.23)	(0.27)	(0.50)	$13.32	14.85%	$14,261	1.95%	1.52%	1.95%	45.38%
Year Ended September 30, 2005	$10.34	0.17		1.76	1.93	(0.18)	(0.02)	(0.20)	$12.07	18.74%	$8,683	1.87%	1.77%	2.08%	39.65%
June 30, 2004 to September 30, 2004 (e)	$10.00	0.03	(c)	0.34	0.37	(0.03)	—	(0.03)	$10.34	3.66%	$1,816	2.29%	1.14%	2.65%	1.65%
Intermediate U.S. Government Fund
Year Ended September 30, 2007	$9.86	0.35	(c)	0.04	0.39	(0.35)	—	(0.35)	$9.90	4.01%	$201	1.68%	3.52%	1.80%	85.83%
Year Ended September 30, 2006	$9.98	0.34	(c)	(0.12)	0.22	(0.34)	—	(0.34)	$9.86	2.31%	$207	1.68%	3.47%	1.79%	127.13%
Year Ended September 30, 2005	$10.20	0.27	(c)	(0.13)	0.14	(0.31)	(0.05)	(0.36)	$9.98	1.33%	$274	1.71%	2.66%	1.84%	107.04%
Year Ended September 30, 2004	$10.53	0.17		(0.12)	0.05	(0.25)	(0.13)	(0.38)	$10.20	0.55%	$607	1.80%	2.15%	1.92%	98.35%
Year Ended September 30, 2003	$10.74	0.26		(0.07)	0.19	(0.31)	(0.09)	(0.40)	$10.53	1.77%	$836	1.82%	2.57%	1.92%	209.07%

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Per share net investment income (loss) has been calculated using the average daily shares method.
(d)	Amount is less than $0.005.
(e)	Period from commencement of operations.

See accompanying notes to the financial statements.

BB&T Funds

Financial Highlights, Class C Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities						Distributions					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments (a)		Total from Investment Activities		Net investment income	Net realized gains on investments	Total Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge) (b)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (c)	Ratio of net investment income (loss) to average net assets (c)	Ratio of expenses to average net assets*(c)	Portfolio turnover rate**
Total Return Bond Fund
Year Ended September 30, 2007	$10.13	0.37	(a)	0.01		0.38		(0.37)	—	(0.37)	$10.14	3.83%	$115	1.68%	3.61%	1.80%	222.24%
Year Ended September 30, 2006	$10.32	0.34	(a)	(0.12)		0.22		(0.36)	(0.05)	(0.41)	$10.13	2.18%	$116	1.68%	3.35%	1.79%	226.36%
Year Ended September 30, 2005	$10.59	0.30	(a)	(0.18)		0.12		(0.36)	(0.03)	(0.39)	$10.32	1.21%	$218	1.71%	2.88%	1.84%	173.74%
Year Ended September 30, 2004	$10.72	0.33		(0.08)		0.25		(0.38)	—	(0.38)	$10.59	2.44%	$257	1.82%	3.09%	1.94%	31.95%
Year Ended September 30, 2003	$10.33	0.39		0.41		0.80		(0.41)	—	(0.41)	$10.72	7.86%	$282	1.83%	3.61%	1.94%	43.98%
National Tax-Free Money Market Fund
Year Ended September 30, 2007	$1.00	0.02	(a)	—		0.02		(0.02)	—	(0.02)	$1.00	2.26%	$1	1.45%	2.24%	1.50%	—
August 1, 2006 to September 30, 2006	$1.00	—	(d)	—		—	(d)	— (d)	—	— (d)	$1.00	0.36%	$1	1.39%	2.19%	1.78%	—
Prime Money Market Fund
Year Ended September 30, 2007	$1.00	0.04	(a)	—		0.04		(0.04)	—	(0.04)	$1.00	3.99%	$460	1.48%	3.91%	1.59%	—
Year Ended September 30, 2006	$1.00	0.03		—	(d)	0.03		(0.03)	—	(0.03)	$1.00	3.35%	$393	1.48%	3.35%	1.59%	—
Year Ended September 30, 2005	$1.00	0.01		—	(d)	0.01		(0.01)	—	(0.01)	$1.00	1.32%	$326	1.49%	1.29%	1.64%	—
Year Ended September 30, 2004	$1.00	—	(d)	—	(d)	—	(d)	— (d)	—	— (d)	$1.00	0.06%	$453	1.20%	0.06%	1.70%	—
Year Ended September 30, 2003	$1.00	—	(d)	—		—	(d)	— (d)	—	— (d)	$1.00	0.15%	$555	1.30%	0.14%	1.69%	—
U.S. Treasury Money Market Fund
Year Ended September 30, 2007	$1.00	0.04	(a)	—		0.04		(0.04)	—	(0.04)	$1.00	3.68%	$42	1.47%	3.63%	1.61%	—
Year Ended September 30, 2006	$1.00	0.03		—		0.03		(0.03)	—	(0.03)	$1.00	3.13%	$55	1.45%	3.30%	1.59%	—
Year Ended September 30, 2005	$1.00	0.01		—		0.01		(0.01)	—	(0.01)	$1.00	1.07%	$38	1.50%	1.40%	1.66%	—
Year Ended September 30, 2004	$1.00	—	(d)	—		—	(d)	— (d)	—	— (d)	$1.00	0.05%	$5	1.02%	0.05%	1.71%	—
Year Ended September 30, 2003	$1.00	—	(d)	—		—	(d)	— (d)	—	— (d)	$1.00	0.16%	$8	1.12%	0.17%	1.70%	—
Capital Manager Conservative Growth Fund***
Year Ended September 30, 2007	$9.93	0.27	(a)	0.53		0.80		(0.22)	—	(0.22)	$10.51	8.11%	$77	1.10%	2.58%	1.41%	29.58%
Year Ended September 30, 2006	$9.73	0.23	(a)	0.23		0.46		(0.26)	—	(0.26)	$9.93	4.75%	$127	1.08%	2.35%	1.45%	5.69%
Year Ended September 30, 2005	$9.27	0.16		0.45		0.61		(0.15)	—	(0.15)	$9.73	6.58%	$155	1.20%	1.63%	1.52%	52.50%
Year Ended September 30, 2004	$8.82	0.09	(a)	0.44		0.53		(0.08)	—	(0.08)	$9.27	6.06%	$180	1.44%	0.93%	1.64%	2.47%
Year Ended September 30, 2003	$8.26	0.09		0.61		0.70		(0.10)	(0.04)	(0.14)	$8.82	8.50%	$148	1.53%	1.05%	1.73%	33.03%
Capital Manager Moderate Growth Fund***
Year Ended September 30, 2007	$10.10	0.21	(a)	0.86		1.07		(0.14)	(0.22)	(0.36)	$10.81	10.72%	$156	1.11%	1.98%	1.42%	40.05%
Year Ended September 30, 2006	$9.69	0.17	(a)	0.42		0.59		(0.18)	—	(0.18)	$10.10	6.19%	$139	1.10%	1.71%	1.47%	7.33%
Year Ended September 30, 2005	$8.91	0.09	(a)	0.77		0.86		(0.08)	—	(0.08)	$9.69	9.62%	$122	1.25%	0.95%	1.56%	37.83%
Year Ended September 30, 2004	$8.18	0.01	(a)	0.73		0.74		(0.01)	—	(0.01)	$8.91	9.08%	$178	1.49%	0.17%	1.69%	0.17%
Year Ended September 30, 2003	$7.42	0.03		0.82		0.85		(0.08)	(0.01)	(0.09)	$8.18	11.39%	$182	1.51%	0.40%	1.71%	21.46%
Capital Manager Growth Fund***
Year Ended September 30, 2007	$10.05	0.18	(a)	1.04		1.22		(0.08)	(0.27)	(0.35)	$10.92	12.33%	$78	1.11%	1.74%	1.43%	44.48%
Year Ended September 30, 2006	$9.52	0.11	(a)	0.57		0.68		(0.15)	—	(0.15)	$10.05	7.19%	$61	1.11%	1.17%	1.46%	6.26%
Year Ended September 30, 2005	$8.56	0.04	(a)	0.95		0.99		(0.03)	—	(0.03)	$9.52	11.61%	$37	1.26%	0.43%	1.59%	26.22%
Year Ended September 30, 2004	$7.71	(0.02	)(a)	0.87		0.85		—	—	—	$8.56	11.02%	$63	1.50%	(0.23)%	1.73%	0.19%
Year Ended September 30, 2003	$6.80	(0.01	)(a)	0.93		0.92		(0.01)	—	(0.01)	$7.71	13.48%	$52	1.54%	(0.14)%	1.74%	17.80%
Capital Manager Equity Fund***
Year Ended September 30, 2007	$11.22	0.12	(a)	1.41		1.53		(0.03)	(0.85)	(0.88)	$11.87	14.13%	$1	1.00%	1.02%	1.25%	48.80%
Year Ended September 30, 2006	$10.64	0.10	(a)	0.78		0.88		(0.11)	(0.19)	(0.30)	$11.22	8.44%	$10	1.11%	0.90%	1.48%	1.48%
Year Ended September 30, 2005	$9.33	(0.01	)(a)	1.32		1.31		— (d)	—	— (d)	$10.64	14.15%	$19	1.27%	(0.09)%	1.63%	2.14%
Year Ended September 30, 2004	$8.28	(0.05	)(a)	1.10		1.05		—	—	—	$9.33	12.68%	$85	1.52%	(0.54)%	1.81%	3.10%
Year Ended September 30, 2003	$7.26	(0.05	)(a)	1.12		1.07		— (d)	(0.05)	(0.05)	$8.28	14.78%	$28	1.73%	(0.66)%	1.92%	8.30%

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
***	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Amount is less than $0.005.

See accompanying notes to the financial statements.

BB&T Funds

Financial Highlights, Institutional Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Distributions					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments and foreign currency transactions	Total from Investment Activities	Net investment income	Net realized gains on investments and foreign currency transactions	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (b)	Ratio of net investment income (loss) to average net assets (b)	Ratio of expenses to average net assets*(b)	Portfolio turnover rate**
Large Cap Fund
Year Ended September 30, 2007	$20.38	0.29	(c)	2.16	2.45	(0.28)	(3.35)	(3.63)	$19.20	12.89%	$602,101	0.91%	1.50%	0.96%	68.60%
Year Ended September 30, 2006	$19.51	0.35	(c)	2.31	2.66	(0.35)	(1.44)	(1.79)	$20.38	14.59%	$660,667	0.89%	1.80%	0.93%	34.83%
Year Ended September 30, 2005	$17.29	0.34		2.22	2.56	(0.34)	—	(0.34)	$19.51	14.92%	$605,493	0.89%	1.82%	0.99%	19.50%
Year Ended September 30, 2004	$14.90	0.26		2.39	2.65	(0.26)	—	(0.26)	$17.29	17.86%	$620,186	0.95%	1.58%	1.06%	16.40%
Year Ended September 30, 2003	$12.87	0.27		2.03	2.30	(0.27)	—	(0.27)	$14.90	17.98%	$475,289	0.92%	1.90%	1.06%	18.89%
Mid Cap Value Fund
Year Ended September 30, 2007	$13.54	0.08	(c)	2.13	2.21	(0.06)	(0.69)	(0.75)	$15.00	16.75%	$243,437	0.91%	0.53%	0.95%	58.59%
Year Ended September 30, 2006	$13.38	0.06	(c)	1.62	1.68	(0.07)	(1.45)	(1.52)	$13.54	13.52%	$209,685	0.89%	0.48%	0.93%	53.92%
Year Ended September 30, 2005	$15.41	0.17	(c)	3.05	3.22	(0.16)	(5.09)	(5.25)	$13.38	21.14%	$172,295	0.89%	1.02%	0.99%	126.99%
Year Ended September 30, 2004	$12.98	0.22	(c)	2.42	2.64	(0.21)	—	(0.21)	$15.41	20.44%	$182,791	0.98%	1.47%	1.10%	19.17%
Year Ended September 30, 2003	$10.93	0.19	(c)	2.04	2.23	(0.18)	—	(0.18)	$12.98	20.60%	$142,280	0.95%	1.57%	1.10%	18.28%
Mid Cap Growth Fund
Year Ended September 30, 2007	$13.09	(0.04	)(c)	4.35	4.31	(0.02)	(1.65)	(1.67)	$15.73	36.43%	$197,736	0.90%	(0.25)%	0.94%	134.95%
Year Ended September 30, 2006	$14.51	0.02	(c)	0.02 (d)	0.04	(0.04)	(1.42)	(1.46)	$13.09	(0.15)%	$132,677	0.89%	0.17%	0.94%	140.90%
Year Ended September 30, 2005	$11.40	(0.06	)(c)	3.31	3.25	—	(0.14)	(0.14)	$14.51	28.73%	$126,785	0.91%	(0.46)%	1.01%	92.74%
Year Ended September 30, 2004	$10.22	(0.08)		1.26	1.18	—	—	—	$11.40	11.55%	$118,012	1.00%	(0.65)%	1.11%	138.61%
Year Ended September 30, 2003	$8.36	(0.06)		1.92	1.86	—	—	—	$10.22	22.25%	$100,226	0.95%	(0.72)%	1.12%	125.97%
Small Cap Fund
Year Ended September 30, 2007	$15.19	0.10	(c)	0.75	0.85	(0.10)	(0.91)	(1.01)	$15.03	5.43%	$82,389	1.06%	0.62%	1.26%	46.54%
Year Ended September 30, 2006	$16.44	0.05	(c)	1.05	1.10	(0.05)	(2.30)	(2.35)	$15.19	7.23%	$110,722	1.02%	0.30%	1.26%	43.25%
Year Ended September 30, 2005	$14.23	0.16	(c)	2.62	2.78	(0.15)	(0.42)	(0.57)	$16.44	19.99%	$61,046	1.05%	1.07%	1.28%	8.39%
Year Ended September 30, 2004	$11.44	0.02	(c)	2.91	2.93	(0.02)	(0.12)	(0.14)	$14.23	25.78%	$66,802	1.26%	0.15%	1.42%	11.25%
May 19, 2003 to September 30, 2003 (e)	$10.00	(0.01	)(c)	1.45	1.44	— (f)	—	— (f)	$11.44	14.43%	$43,462	1.69%	(0.17)%	1.69%	48.84%
International Equity Fund
Year Ended September 30, 2007	$11.23	0.14	(c)	1.88	2.02	(0.09)	(4.52)	(4.61)	$8.64	20.39%	$164,147	1.13%	1.13%	1.26%	129.8%
Year Ended September 30, 2006	$9.72	0.18	(c)	1.50	1.68	(0.17)	—	(0.17)	$11.23	17.38%	$253,690	1.15%	1.68%	1.25%	36.22%
Year Ended September 30, 2005	$8.24	0.12	(c)	1.49	1.61	(0.13)	—	(0.13)	$9.72	19.61%	$229,406	1.20%	1.34%	1.33%	44.96%
Year Ended September 30, 2004	$6.98	0.10	(c)	1.26	1.36	(0.10)	—	(0.10)	$8.24	19.48%	$233,275	1.32%	1.30%	1.42%	50.68%
Year Ended September 30, 2003	$6.41	0.05	(c)	0.57	0.62	(0.05)	—	(0.05)	$6.98	9.72%	$187,315	1.40%	0.78%	1.41%	199.78%
Special Opportunities Equity Fund
Year Ended September 30, 2007	$16.57	0.03	(c)	3.51	3.54	—	(1.60)	(1.60)	$18.51	22.55%	$127,210	1.03%	0.18%	1.03%	49.43%
Year Ended September 30, 2006	$15.65	—	(f)	1.71	1.71	—	(0.79)	(0.79)	$16.57	11.50%	$67,232	1.03%	(0.02)%	1.03%	58.01%
Year Ended September 30, 2005	$13.12	(0.03)		2.68	2.65	—	(0.12)	(0.12)	$15.65	20.29%	$60,823	1.06%	(0.18)%	1.08%	30.38%
Year Ended September 30, 2004	$10.53	(0.05)		2.72	2.67	—	(0.08)	(0.08)	$13.12	25.44%	$39,816	1.12%	(0.49)%	1.32%	32.06%
June 2, 2003 to September 30, 2003 (e)	$10.00	—	(f)	0.53	0.53	— (f)	—	— (f)	$10.53	5.31%	$26,360	0.82%	(0.11)%	1.64%	13.24%
Equity Income Fund
Year Ended September 30, 2007	$13.37	0.40	(c)	2.31	2.71	(0.35)	(0.68)	(1.03)	$15.05	21.16%	$46,053	0.94%	2.81%	0.94%	37.85%
Year Ended September 30, 2006	$12.10	0.32		1.57	1.89	(0.35)	(0.27)	(0.62)	$13.37	16.04%	$35,205	0.95%	2.55%	0.95%	45.38%
Year Ended September 30, 2005	$10.35	0.28		1.76	2.04	(0.27)	(0.02)	(0.29)	$12.10	19.88%	$30,588	0.90%	2.62%	1.12%	39.65%
June 30, 2004 to September 30, 2004 (e)	$10.00	0.05	(c)	0.34	0.39	(0.04)	—	(0.04)	$10.35	3.94%	$21,128	1.29%	1.91%	1.63%	1.65%
Short U.S. Government Fund
Year Ended September 30, 2007	$9.49	0.38	(c)	0.08	0.46	(0.42)	—	(0.42)	$9.53	4.93%	$40,756	0.66%	4.01%	0.81%	44.10%
Year Ended September 30, 2006	$9.51	0.30	(c)	0.01 (d)	0.31	(0.33)	—	(0.33)	$9.49	3.37%	$66,371	0.64%	3.21%	0.79%	98.08%
Year Ended September 30, 2005	$9.71	0.25		(0.13)	0.12	(0.32)	—	(0.32)	$9.51	1.21%	$155,786	0.66%	2.64%	0.84%	33.67%
Year Ended September 30, 2004	$9.90	0.20		(0.11)	0.09	(0.28)	—	(0.28)	$9.71	0.96%	$195,920	0.74%	2.10%	0.91%	62.59%
Year Ended September 30, 2003	$10.09	0.29		(0.11)	0.18	(0.37)	—	(0.37)	$9.90	1.78%	$199,980	0.76%	2.81%	0.91%	93.86%

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Per share net investment income (loss) has been calculated using the average daily shares method.
(d)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.
(e)	Period from commencement of operations.
(f)	Amount is less than $0.005.

See accompanying notes to the financial statements.

BB&T Funds

Financial Highlights, Institutional Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Distributions					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (b)	Ratio of net investment income (loss) to average net assets (b)	Ratio of expenses to average net assets*(b)	Portfolio turnover rate**
Intermediate U.S. Government Fund
Year Ended September 30, 2007	$9.90	0.45	(c)	0.04	0.49	(0.45)	—	(0.45)	$9.94	5.04%	$132,403	0.68%	4.49%	0.80%	85.83%
Year Ended September 30, 2006	$10.03	0.44	(c)	(0.13)	0.31	(0.44)	—	(0.44)	$9.90	3.23%	$252,402	0.67%	4.45%	0.79%	127.13%
Year Ended September 30, 2005	$10.25	0.37	(c)	(0.13)	0.24	(0.41)	(0.05)	(0.46)	$10.03	2.34%	$539,038	0.70%	3.67%	0.83%	107.04%
Year Ended September 30, 2004	$10.58	0.34		(0.18)	0.16	(0.36)	(0.13)	(0.49)	$10.25	1.56%	$534,682	0.80%	3.15%	0.92%	98.35%
Year Ended September 30, 2003	$10.78	0.37		(0.07)	0.30	(0.41)	(0.09)	(0.50)	$10.58	2.88%	$447,665	0.82%	3.43%	0.92%	209.07%
Total Return Bond Fund
Year Ended September 30, 2007	$10.13	0.47	(c)	—	0.47	(0.47)	—	(0.47)	$10.13	4.77%	$433,382	0.68%	4.62%	0.80%	222.24%
Year Ended September 30, 2006	$10.32	0.45	(c)	(0.13)	0.32	(0.46)	(0.05)	(0.51)	$10.13	3.30%	$367,353	0.67%	4.42%	0.79%	226.36%
Year Ended September 30, 2005	$10.59	0.39	(c)	(0.16)	0.23	(0.47)	(0.03)	(0.50)	$10.32	2.23%	$461,749	0.71%	3.87%	0.83%	173.74%
Year Ended September 30, 2004	$10.72	0.44		(0.08)	0.36	(0.49)	—	(0.49)	$10.59	3.47%	$272,749	0.82%	4.09%	0.94%	31.95%
Year Ended September 30, 2003	$10.33	0.49		0.41	0.90	(0.51)	—	(0.51)	$10.72	8.95%	$215,000	0.83%	4.61%	0.94%	43.98%
Kentucky Intermediate Tax-Free Fund
Year Ended September 30, 2007	$10.11	0.35	(c)	(0.06)	0.29	(0.35)	—	(0.35)	$10.05	2.92%	$10,625	0.65%	3.45%	0.85%	69.73%
Year Ended September 30, 2006	$10.04	0.33		0.07	0.40	(0.33)	—	(0.33)	$10.11	4.04%	$11,175	0.66%	3.26%	0.87%	64.55%
Year Ended September 30, 2005	$10.20	0.29	(c)	(0.16)	0.13	(0.29)	—	(0.29)	$10.04	1.28%	$15,569	0.68%	2.87%	0.97%	37.50%
Year Ended September 30, 2004	$10.22	0.28	(c)	(0.02)	0.26	(0.28)	—	(0.28)	$10.20	2.61%	$13,441	0.63%	2.78%	1.07%	24.78%
February 24, 2003 to September 30, 2003 (d)	$10.00	0.16	(c)	0.20	0.36	(0.14)	—	(0.14)	$10.22	3.63%	$14,759	0.53%	2.56%	1.23%	42.87%
Maryland Intermediate Tax-Free Fund
Year Ended September 30, 2007	$10.13	0.33	(c)	0.04	0.37	(0.33)	—	(0.33)	$10.17	3.74%	$8,374	0.59%	3.29%	0.89%	136.09%
Year Ended September 30, 2006	$10.04	0.31		0.09	0.40	(0.31)	—	(0.31)	$10.13	4.10%	$8,003	0.60%	3.13%	0.90%	219.80%
Year Ended September 30, 2005	$10.16	0.28	(c)	(0.12)	0.16	(0.28)	—	(0.28)	$10.04	1.60%	$10,084	0.58%	2.78%	1.03%	44.67%
Year Ended September 30, 2004	$10.16	0.25		— (e)	0.25	(0.25)	—	(0.25)	$10.16	2.52%	$9,108	0.60%	2.47%	1.23%	55.18%
February 24, 2003 to September 30, 2003 (d)	$10.00	0.13		0.16	0.29	(0.13)	—	(0.13)	$10.16	2.93%	$4,897	0.61%	2.27%	1.65%	40.16%
North Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2007	$10.38	0.38	(c)	(0.04)	0.34	(0.38)	(0.01)	(0.39)	$10.33	3.33%	$96,282	0.66%	3.65%	0.81%	106.16%
Year Ended September 30, 2006	$10.46	0.39		— (e)	0.39	(0.38)	(0.09)	(0.47)	$10.38	3.84%	$87,854	0.65%	3.70%	0.80%	94.95%
Year Ended September 30, 2005	$10.66	0.38		(0.19)	0.19	(0.37)	(0.02)	(0.39)	$10.46	1.80%	$93,418	0.68%	3.51%	0.86%	60.84%
Year Ended September 30, 2004	$10.81	0.35		(0.12)	0.23	(0.34)	(0.04)	(0.38)	$10.66	2.15%	$96,738	0.75%	3.18%	0.92%	67.80%
Year Ended September 30, 2003	$10.86	0.35		(0.01)	0.34	(0.35)	(0.04)	(0.39)	$10.81	3.19%	$95,613	0.77%	3.26%	0.92%	44.56%
South Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2007	$10.29	0.37	(c)	(0.06)	0.31	(0.38)	(0.01)	(0.39)	$10.21	3.08%	$12,789	0.68%	3.60%	0.85%	68.69%
Year Ended September 30, 2006	$10.47	0.37		— (e)	0.37	(0.37)	(0.18)	(0.55)	$10.29	3.66%	$15,426	0.69%	3.58%	0.86%	80.24%
Year Ended September 30, 2005	$10.74	0.36		(0.19)	0.17	(0.36)	(0.08)	(0.44)	$10.47	1.62%	$16,468	0.71%	3.44%	0.93%	56.03%
Year Ended September 30, 2004	$10.81	0.35		(0.06)	0.29	(0.35)	(0.01)	(0.36)	$10.74	2.77%	$17,488	0.75%	3.26%	0.94%	32.63%
Year Ended September 30, 2003	$10.81	0.35		— (e)	0.35	(0.35)	—	(0.35)	$10.81	3.35%	$18,297	0.72%	3.31%	0.93%	32.04%
Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2007	$11.39	0.41	(c)	(0.05)	0.36	(0.42)	(0.02)	(0.44)	$11.31	3.21%	$68,911	0.66%	3.64%	0.81%	85.36%
Year Ended September 30, 2006	$11.49	0.42		(0.04)	0.38	(0.42)	(0.06)	(0.48)	$11.39	3.49%	$65,652	0.65%	3.80%	0.80%	76.53%
Year Ended September 30, 2005	$11.74	0.42		(0.23)	0.19	(0.42)	(0.02)	(0.44)	$11.49	1.66%	$67,579	0.68%	3.60%	0.86%	48.04%
Year Ended September 30, 2004	$11.95	0.40		(0.13)	0.27	(0.40)	(0.08)	(0.48)	$11.74	2.29%	$68,786	0.76%	3.37%	0.93%	45.07%
Year Ended September 30, 2003	$11.99	0.39		— (e)	0.39	(0.39)	(0.04)	(0.43)	$11.95	3.31%	$77,577	0.78%	3.28%	0.92%	34.17%
West Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2007	$9.80	0.37	(c)	(0.05)	0.32	(0.37)	(0.03)	(0.40)	$9.72	3.37%	$52,518	0.66%	3.85%	0.66%	49.60%
Year Ended September 30, 2006	$9.86	0.40		(0.01)	0.39	(0.39)	(0.06)	(0.45)	$9.80	4.10%	$50,916	0.65%	4.03%	0.65%	50.14%
Year Ended September 30, 2005	$10.09	0.37	(c)	(0.15)	0.22	(0.37)	(0.08)	(0.45)	$9.86	2.22%	$55,662	0.68%	3.74%	0.72%	32.10%
Year Ended September 30, 2004	$10.21	0.36		(0.09)	0.27	(0.35)	(0.04)	(0.39)	$10.09	2.76%	$63,518	0.76%	3.49%	0.78%	16.24%
Year Ended September 30, 2003	$10.35	0.35		0.02	0.37	(0.35)	(0.16)	(0.51)	$10.21	3.77%	$79,361	0.73%	3.48%	0.76%	25.59%

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Per share net investment income (loss) has been calculated using the average daily shares method.
(d)	Period from commencement of operations.
(e)	Amount is less than $0.005.

See accompanying notes to the financial statements.

BB&T Funds

Financial Highlights, Institutional Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities					Distributions					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments		Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (b)	Ratio of net investment income (loss) to average net assets (b)	Ratio of expenses to average net assets*(b)	Portfolio turnover rate**
National Tax-Free Money Market Fund
Year Ended September 30, 2007	$1.00	0.03	(c)	—		0.03	(0.03)	—	(0.03)	$1.00	3.33%	$109,590	0.41%	3.28%	0.46%	—
August 1, 2006 to September 30, 2006	$1.00	0.01		—		0.01	(0.01)	—	(0.01)	$1.00	0.53%	$95,757	0.40%	3.14%	0.79%	—
Prime Money Market Fund
Year Ended September 30, 2007	$1.00	0.05	(c)	—		0.05	(0.05)	—	(0.05)	$1.00	5.03%	$788,160	0.48%	4.92%	0.60%	—
Year Ended September 30, 2006	$1.00	0.04		—	(d)	0.04	(0.04)	—	(0.04)	$1.00	4.38%	$731,616	0.48%	4.34%	0.59%	—
Year Ended September 30, 2005	$1.00	0.02		—	(d)	0.02	(0.02)	—	(0.02)	$1.00	2.34%	$510,941	0.49%	2.31%	0.63%	—
Year Ended September 30, 2004	$1.00	0.01		—		0.01	(0.01)	—	(0.01)	$1.00	0.70%	$529,849	0.57%	0.69%	0.70%	—
Year Ended September 30, 2003	$1.00	0.01		—		0.01	(0.01)	—	(0.01)	$1.00	0.87%	$667,534	0.60%	0.86%	0.69%	—
U.S. Treasury Money Market Fund
Year Ended September 30, 2007	$1.00	0.05	(c)	—		0.05	(0.05)	—	(0.05)	$1.00	4.72%	$557,282	0.46%	4.62%	0.60%	—
Year Ended September 30, 2006	$1.00	0.04		—		0.04	(0.04)	—	(0.04)	$1.00	4.15%	$481,484	0.46%	4.04%	0.59%	—
Year Ended September 30, 2005	$1.00	0.02		—		0.02	(0.02)	—	(0.02)	$1.00	2.11%	$592,736	0.48%	2.02%	0.64%	—
Year Ended September 30, 2004	$1.00	0.01		—		0.01	(0.01)	—	(0.01)	$1.00	0.54%	$926,162	0.57%	0.53%	0.71%	—
Year Ended September 30, 2003	$1.00	0.01		—		0.01	(0.01)	—	(0.01)	$1.00	0.67%	$838,022	0.61%	0.67%	0.70%	—
Capital Manager Conservative Growth Fund***
Year Ended September 30, 2007	$10.04	0.38	(c)	0.53		0.91	(0.33)	—	(0.33)	$10.62	9.16%	$47,520	0.10%	3.62%	0.41%	29.58%
Year Ended September 30, 2006	$9.83	0.33	(c)	0.24		0.57	(0.36)	—	(0.36)	$10.04	5.87%	$47,046	0.08%	3.35%	0.45%	5.69%
Year Ended September 30, 2005	$9.36	0.26		0.46		0.72	(0.25)	—	(0.25)	$9.83	7.70%	$71,796	0.20%	2.64%	0.51%	52.50%
Year Ended September 30, 2004	$8.90	0.18	(c)	0.46		0.64	(0.18)	—	(0.18)	$9.36	7.16%	$67,925	0.44%	1.93%	0.64%	2.47%
Year Ended September 30, 2003	$8.33	0.18		0.61		0.79	(0.18)	(0.04)	(0.22)	$8.90	9.55%	$31,748	0.53%	2.09%	0.73%	33.03%
Capital Manager Moderate Growth Fund***
Year Ended September 30, 2007	$10.25	0.32	(c)	0.88		1.20	(0.24)	(0.22)	(0.46)	$10.99	11.80%	$28,961	0.11%	3.02%	0.42%	40.05%
Year Ended September 30, 2006	$9.83	0.27	(c)	0.43		0.70	(0.28)	—	(0.28)	$10.25	7.33%	$25,699	0.10%	2.65%	0.47%	7.33%
Year Ended September 30, 2005	$9.04	0.19	(c)	0.77		0.96	(0.17)	—	(0.17)	$9.83	10.69%	$43,353	0.23%	2.01%	0.56%	37.83%
Year Ended September 30, 2004	$8.30	0.10	(c)	0.74		0.84	(0.10)	—	(0.10)	$9.04	10.12%	$33,971	0.49%	1.17%	0.69%	0.17%
Year Ended September 30, 2003	$7.47	0.10		0.82		0.92	(0.08)	(0.01)	(0.09)	$8.30	12.40%	$26,168	0.50%	1.35%	0.70%	21.46%
Capital Manager Growth Fund***
Year Ended September 30, 2007	$10.24	0.27	(c)	1.08		1.35	(0.18)	(0.27)	(0.45)	$11.14	13.45%	$24,259	0.11%	2.50%	0.43%	44.48%
Year Ended September 30, 2006	$9.69	0.22	(c)	0.57		0.79	(0.24)	—	(0.24)	$10.24	8.22%	$20,243	0.11%	2.24%	0.48%	6.26%
Year Ended September 30, 2005	$8.70	0.15	(c)	0.97		1.12	(0.13)	—	(0.13)	$9.69	12.89%	$37,546	0.23%	1.60%	0.57%	26.22%
Year Ended September 30, 2004	$7.81	0.07	(c)	0.88		0.95	(0.06)	—	(0.06)	$8.70	12.10%	$28,660	0.50%	0.77%	0.73%	0.19%
Year Ended September 30, 2003	$6.87	0.06	(c)	0.93		0.99	(0.05)	—	(0.05)	$7.81	14.49%	$21,484	0.56%	0.82%	0.76%	17.80%
Capital Manager Equity Fund***
Year Ended September 30, 2007	$11.65	0.25	(c)	1.42		1.67	(0.12)	(0.85)	(0.97)	$12.35	14.98%	$20,832	0.12%	2.12%	0.43%	48.80%
Year Ended September 30, 2006	$11.02	0.20	(c)	0.84		1.04	(0.22)	(0.19)	(0.41)	$11.65	9.66%	$14,837	0.11%	1.75%	0.47%	1.48%
Year Ended September 30, 2005	$9.64	0.12	(c)	1.34		1.46	(0.08)	—	(0.08)	$11.02	15.23%	$25,802	0.22%	1.10%	0.58%	2.14%
Year Ended September 30, 2004	$8.49	0.04	(c)	1.14		1.18	(0.03)	—	(0.03)	$9.64	13.87%	$21,051	0.52%	0.42%	0.81%	3.10%
Year Ended September 30, 2003	$7.39	0.02	(c)	1.15		1.17	(0.02)	(0.05)	(0.07)	$8.49	15.82%	$16,077	0.70%	0.29%	0.90%	8.30%

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
***	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Per share net investment income (loss) has been calculated using the average daily shares method.
(d)	Amount is less than $0.005.

See accompanying notes to the financial statements.

BB&T Funds

Notes to Financial Statements

September 30, 2007

1.	Organization:

The BB&T Funds (the “Trust”) commenced operations on October 5, 1992 and is registered under the Investment Company Act of 1940, as amended (“the 1940 Act”), as an open-end investment company established as a Massachusetts business trust.

As of the date of these financial statements, the Trust offers shares of the Large Cap Fund, the Mid Cap Value Fund, the Mid Cap Growth Fund, the Small Cap Fund, the International Equity Fund, the Special Opportunities Equity Fund, the Equity Income Fund, the Short U.S. Government Fund, the Intermediate U.S. Government Fund, the Total Return Bond Fund, the Kentucky Intermediate Tax-Free Fund, the Maryland Intermediate Tax-Free Fund, the North Carolina Intermediate Tax-Free Fund, the South Carolina Intermediate Tax-Free Fund, the Virginia Intermediate Tax-Free Fund, the West Virginia Intermediate Tax-Free Fund, the Equity Index Fund, the Sterling Capital Small Cap Value Fund, the National Tax-Free Money Market Fund, the Prime Money Market Fund, the U.S. Treasury Money Market Fund, the Capital Manager Conservative Growth Fund, the Capital Manager Moderate Growth Fund, the Capital Manager Growth Fund and the Capital Manager Equity Fund (referred to individually as a “Fund” and collectively, the “Funds”). The Large Cap Growth Fund merged into the Large Cap Fund on January 29, 2007. The Equity Index Fund and the Sterling Capital Small Cap Value Fund are not included in these financial statements. The Kentucky IntermediateTax-Free Fund, the Maryland IntermediateTax-Free Fund, the North Carolina Intermediate Tax-Free Fund, the South Carolina Intermediate Tax-Free Fund, the Virginia Intermediate Tax-Free Fund and the West Virginia Intermediate Tax-Free Fund are referred to as the “Tax-Free Funds”. The National Tax-Free Money Market Fund, the Prime Money Market Fund and the U.S. Treasury Money Market Fund are referred to as the “Money Market Funds”. The Capital Manager Conservative Growth Fund, the Capital Manager Moderate Growth Fund, the Capital Manager Growth Fund and the Capital Manager Equity Fund are referred to as the “Funds of Funds”. The Funds, excluding the Money Market Funds and the Fund of Funds, are referred to as the “Variable Net Asset Value Funds”. The Funds of Funds invest in underlying mutual funds as opposed to individual securities.

All Funds except the Tax-Free Funds are diversified funds under the 1940 Act. The Tax-Free Funds are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Funds are authorized to issue an unlimited amount of shares without par value. The Funds offer up to four classes of shares: Class A Shares, Class B Shares, Class C Shares and Institutional Shares. As of September 30, 2007, Class B Shares and Class C Shares of the Short U.S. Government Fund and the Tax-Free Funds were not yet being offered. Class A Shares of the Variable Net Asset Value Funds and Fund of Funds, excluding the Short U.S. Government Fund, have a maximum sales charge of 5.75% as a percentage of original purchase price. The Class A Shares of the Tax-Free Funds and the Short U.S. Government Fund have a maximum sales charge of 3.00% as a percentage of the original purchase price. Prior to February 1, 2007 certain purchases of Class A Shares of $1 million or more were not subject to a front-end sales charge, but were subject to a contingent deferred sales charge (“CDSC”) of 1.00% of the purchase price if redeemed less than one year after purchase. Beginning February 1, 2007, purchases of Class A Shares of $1 million or more are not subject to a front-end sales charge but will be subject to a CDSC of 1.00% of the purchase price if redeemed within two years after purchase. In addition, effective September 25, 2007, a CDSC of up to 1.00% of the purchase price of ClassA Shares will be charged to the following shareholders who received a sales charge waiver and then redeem their shares within two years after purchase: (i) employees of BB&T Funds, BB&T Corporation and its affiliates, and (ii) shareholders who purchased shares with proceeds from redemptions from another mutual fund complex within 60 days of redemption if a sales charge was paid on such shares. The Class B Shares of the Funds are offered without any front-end sales charge but will be subject to a CDSC ranging from a maximum of 5.00% if redeemed less than one year after purchase to 0.00% if redeemed more than six years after purchase. The Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase.

Each class of shares has identical rights and privileges except with respect to the fees paid under the distribution plan, voting rights on matters affecting a single class of shares and the exchange privilege of each class of shares.

During the fiscal year ended September 30, 2007, the Large Cap Fund, the Mid Cap Value Fund, the Mid Cap Growth Fund, the Small Cap Fund, the Special Opportunities Equity Fund, the Equity Income Fund and the Total Return Bond Fund delivered securities of the Funds in exchange for the redemption of Institutional Shares (redemption-in-kind). Cash and securities were transferred for redemptions at a fair value of $159,797,822; $44,928,162; $4,369,050; $36,915,500; $47,569,737; $29,028,828 and $17,197,462 for the Large Cap Fund, the Mid Cap Value Fund, the Mid Cap Growth Fund, the Small Cap Fund, the Special Opportunities Equity Fund, the Equity Income Fund and the Total Return Bond Fund, respectively. For financial reporting

BB&T Funds

Notes to Financial Statements — (continued)

September 30, 2007

purposes, the Large Cap Fund, the Mid CapValue Fund, the Mid Cap Growth Fund, the Small Cap Fund, the Special Opportunities Equity Fund, the Equity Income Fund and the Total Return Bond Fund recorded net realized gains and losses of $20,139,921; $1,220,176; $1,671,807; $(599,283), $6,293,003; $2,474,383 and $4,401, respectively, in connection with the transactions. However, for tax purposes, the transactions received tax-free treatment.These permanent book to tax differences were reclassified within the components of net assets in accordance with the Funds’ accounting policies more fully disclosed in Note 2.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts with their vendors and others that provide for general indemnifications.The Funds’maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.The policies are in conformity with United States generally accepted accounting principles (“GAAP”).The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

Recent accounting standards — In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current GAAP from the application of SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In July 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the year of determination. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements once adopted.

Securities Valuation — Investments of the Money Market Funds are valued in accordance with Rule 2a-7 of the 1940 Act, at amortized cost, which approximates fair value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.

Investments in common stocks, commercial paper, corporate bonds, municipal securities, U.S. Government securities and U.S. Government agency securities of the Variable Net Asset Value Funds, the principal market for which is a securities exchange or an over-the-counter market, are valued at their latest available sale price (except for those securities that are traded on NASDAQ, which will be valued at the NASDAQ official closing price) or in the absence of such a price, by reference to the latest available bid price in the principal market in which such securities are normally traded. The Variable Net Asset Value Funds may also use an independent pricing service approved by the Board ofTrustees of theTrust (“Board ofTrustees”) to value certain securities. Such prices reflect fair values which may be established through the use of electronic and matrix techniques. Short-term obligations that mature in 60 days or less are valued at either amortized cost or original cost plus interest, which approximates current value. Investments in open-end investment companies, including underlying Funds invested in by the Funds of Funds, are valued at their respective net asset values as reported by such companies. Investments in closed-end investment companies

BB&T Funds

Notes to Financial Statements — (continued)

September 30, 2007

are valued at their fair values based upon the latest available bid prices in the principal market in which such securities are normally traded. The differences between cost and fair values of investments are reflected as either unrealized appreciation or depreciation. Securities for which market quotations are not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially effects the furnished price) will be valued at fair value using methods determined in good faith by the Pricing Committee under the supervision of the Board of Trustees.

Fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the International Equity Fund’s net asset value is calculated; such securities may be valued at fair value in accordance with procedures adopted by the Board of Trustees. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the International Equity Fund may use a systematic valuation model provided by an independent third party to fair value their international equity securities.

Foreign Currency Translation — The accounting records of the International Equity Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, income and expenses are translated at the prevailing rate of exchange, on the respective dates of such transactions. The International Equity Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies — Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments; and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts — The International Equity Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of Fund securities denominated in a particular currency. The Fund could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

Futures Contracts — The Variable Net Asset Value Funds may invest in financial futures contracts for the purpose of hedging their existing securities or securities that the respective Funds intend to purchase against fluctuations in fair value caused by changes in prevailing markets. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets. The Funds held no financial futures contracts as of September 30, 2007.

Securities Transactions and Related Income — During the period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date of the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization/accretion of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

BB&T Funds

Notes to Financial Statements — (continued)

September 30, 2007

When-Issued and Forward Commitments — The Funds, with the exception of the U.S. Treasury Money Market Fund, may purchase securities on a “when-issued” basis. The Large Cap Fund, the Mid Cap Value Fund, the Mid Cap Growth Fund, the Small Cap Fund, the International Equity Fund, the Special Opportunities Equity Fund, the Equity Income Fund and the Prime Money Market Fund may also purchase or sell securities on a forward commitment basis. The Funds record when-issued securities on the trade date and pledge assets with a value at least equal to the purchase commitment for payment of the securities purchased. The value of the securities underlying when-issued or forward commitments to purchase securities, and any subsequent fluctuation in their value, is taken into account when determining the net asset value of the Funds commencing with the date the Funds agree to purchase the securities. The Funds do not accrue interest or dividends on “when-issued” securities until the underlying securities are received.

Repurchase Agreements and Collateralized Loan Agreements — The Funds may enter into agreements with member banks of the Federal Deposit Insurance Corporation and with registered broker/dealers that BB&T Asset Management, Inc. (“BB&T AM”) or a sub-advisor deemed creditworthy under guidelines approved by the Board of Trustees, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying Fund securities. The seller, under these types of agreements, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase are held by the Funds’ custodian, another qualified custodian, or in the Federal Reserve/Treasury book-entry system. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential for loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the fair value of the underlying securities during the period while the Fund seeks to assert its rights.

Written Options — The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of the premium and change in fair value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as other securities owned. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

In writing an option, the Funds contract with a specified counterparty to purchase (put options written) or sell (call options written) a specified quantity (notional amount) of an underlying asset at a specified price during a specified period upon demand of the counterparty. The risk associated with writing an option is that the Funds bear the market risk of an unfavorable change in the price of an underlying asset and may be required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current fair value.

The Large Cap Fund, the Mid Cap Value Fund, the Mid Cap Growth Fund, the Small Cap Fund, the International Equity Fund, the Special Opportunities Equity Fund, the Equity Income Fund and the Funds of Funds each may sell call options and the Large Cap Fund, Mid CapValue Fund, Mid Cap Growth Fund, Small Cap Fund, International Equity Fund, Special Opportunities Equity Fund, Equity Income Fund, Short U.S. Government Fund, Intermediate U.S. Government Fund and Total Return Bond Fund may purchase put options, purchase call options and write secured put options that are traded on recognized U.S. exchanges and enter into closing transactions with respect to such options. The Special Opportunities Equity Fund and the Equity Income Fund had the following transactions in call options during the year ended September 30, 2007:

	Special Opportunities Equity Fund		Equity Income Fund
Covered Call Options	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Balance at beginning of period	7,215	$910,575	1,320	$170,749
Options written	25,677	1,975,312	3,717	293,664
Options closed	(5,587)	(455,321)	(1,025)	(123,372)
Options expired	(11,988)	(1,204,644)	(995)	(129,344)
Options exercised	(3,293)	(226,768)	(840)	(63,016)

Balance at end of period	12,024	$999,154	2,177	$148,681

BB&T Funds

Notes to Financial Statements — (continued)

September 30, 2007

The following is a summary of options outstanding as of September 30, 2007:

	Number of Contracts	Fair Value
Security
Special Opportunities Equity Fund
ActiVision, Inc., $22.50, 11/17/07	2,299	$229,900
CONSOL Energy, Inc., $60.00, 10/20/07	2,358	11,790
Corning, Inc., $30.00, 11/17/07	140	1,400
Noble Corp., $ 62.50, 12/22/07	2,000	90,000
Smithfield Foods, Inc., $40.00, 1/19/08	3,227	64,540
Weatherford International, Ltd., $70.00, 11/17/07	2,000	600,000

		$997,630

Equity Income Fund
Federated Investors, Inc., Class B, $45.00, 1/19/08	187	$18,700
Nokia Corp., ADR, $40.00, 1/19/08	1,990	368,150

		$386,850

Security Loans — To generate additional income, the Funds may lend up to 33 1/3% of their respective total assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. Government or U.S. Government agency securities, equal at all times to at least 100% of the fair value.

The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Funds to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Funds, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time and are, therefore, not considered to be illiquid investments. There were no securities on loan as of September 30, 2007.

Average Value on Loan for the period ended September 30, 2007
Large Cap Fund	$127,086,567
Mid Cap Value Fund	77,065,396
Mid Cap Growth Fund	70,228,359
Small Cap Fund	36,076,100
Special Opportunities Equity Fund	64,838,255
Equity Income Fund	28,231,286
Short U.S. Government Fund	21,642,303
Intermediate U.S. Government Fund	70,127,869
Total Return Bond Fund	145,233,099
U.S. Treasury Money Market Fund	187,388,658

Allocation Methodology — Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all Funds daily in relation to the net assets of each Fund or on another reasonable basis. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses that are attributable to both the Trust and the BB&T Variable Insurance Funds are allocated across the Funds and BB&T Variable Insurance Funds, based upon relative net assets or on another reasonable basis. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets or another appropriate basis.

BB&T Funds

Notes to Financial Statements — (continued)

September 30, 2007

Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly for the Short U.S. Government Fund, the Intermediate U.S. Government Fund, the Total Return Bond Fund, the Tax-Free Funds and the Money Market Funds. Dividends from net investment income are declared and paid quarterly for the Large Cap Fund, the Mid Cap Value Fund, the Mid Cap Growth Fund, the Small Cap Fund, the International Equity Fund, the Special Opportunities Equity Fund, the Equity Income Fund and the Fund of Funds. Distributable net realized gains, if any, are declared and distributed at least annually. Distributions to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

The character of income and gains distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. reclass of redemptions-in-kind, market discounts, gain/loss, paydowns and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets or net asset values per share.

As of September 30, 2007, these reclassifications were as follows:

	Increase/ Decrease Paid-in-Capital	Increase/ Decrease Net Investment Income(Loss)	Increase/ Decrease Realized Gain(Loss)
Large Cap Fund	$30,343,569	$(1,841,896)	$(28,501,673)
Mid Cap Value Fund	3,216,797	(124,665)	(3,092,132)
Mid Cap Growth Fund	3,427,345	862,279	(4,289,624)
Small Cap Fund	(599,283)	14,911	584,372
International Equity Fund	10,668,632	(1,692,974)	(8,975,658)
Special Opportunities Equity Fund	8,115,797	458,801	(8,574,598)
Equity Income Fund	2,949,093	313,075	(3,262,168)
Short U.S. Government Fund	—	(210,871)	210,871
Intermediate U.S. Government Fund	—	(1,722,994)	1,722,994
Total Return Bond Fund	4,401	(1,419,756)	1,415,355
Kentucky Intermediate Tax-Free Fund	—	16	(16)
Maryland Intermediate Tax-Free Fund	—	(69)	69
North Carolina Intermediate Tax-Free Fund	—	40,784	(40,784)
South Carolina Intermediate Tax-Free Fund(3)	—	(253)	253
Virginia Intermediate Tax-Free Fund	—	31,807	(31,807)
West Virginia Intermediate Tax-Free Fund	—	(17,420)	17,420
Prime Money Market Fund	—	4,947	(4,947)
Capital Manager Moderate Growth Fund	—	805	(805)

Federal Income Taxes — It is the policy of the Funds to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income tax is required.

Redemption Fees — Effective July 24, 2006, the Funds no longer assess redemption fees. Prior to July 24, 2006, the fee was applied to shares redeemed or exchanged in the order in which they were purchased, and is retained by the Funds for the benefit of remaining shareholders to defray Fund portfolio transaction expenses and facilitate portfolio management. For financial statement purposes, these amounts are included in the Statements of Changes in Net Assets as “Proceeds from Shares Issued”. Fees for the Funds during the fiscal year ended September 30, 2006, were as follows:

Fund	For the Year Ended September 30, 2006
Large Cap Fund	$745
Mid Cap Value Fund	254
Mid Cap Growth Fund	1,003
Small Cap Fund	107
Special Opportunities Equity Fund	2,322

BB&T Funds

Notes to Financial Statements — (continued)

September 30, 2007

Fund	For the Year Ended September 30, 2006
Equity Income Fund	$300
Short U.S. Government Fund	872
Intermediate U.S. Government Fund	2,240
Total Return Bond Fund	7,373
North Carolina Intermediate Tax-Free Fund	386
West Virginia Intermediate Tax-Free Fund	1,646
Capital Manager Conservative Growth Fund	124
Capital Manager Growth Fund	135
Capital Manager Equity Fund	5

3	Conversion of the Large Cap Fund and the Large Cap Growth Fund:

On January 29, 2007, net assets of the Large Cap Growth Fund managed by BB&T AM were exchanged in a tax-free conversion for shares of the Large Cap Fund. All fees and expenses incurred by the Large Cap Growth Fund, Large Cap Fund and BB&T AM directly in connection with the consummation of the transaction were borne by BB&T AM. The following is summary of shares issued, net assets converted, net asset value per share issued and unrealized appreciation/depreciation of assets acquired as of the conversion date:

	Shares Issued	Net Assets Converted	Net Asset Value Per Share Issued	Unrealized Appreciation (Depreciation)
Large Cap Fund
A Shares	499,435	$9,225,927	$18.47	$(3,731,846)
B Shares	446,271	8,152,840	18.26	(4,681,784)
C Shares	2,201	40,108	18.22	(5,710)
Institutional Shares	7,122,489	132,004,067	18.53	11,140,426

4	Purchases and Sales of Securities:

Purchases and sales of securities (excluding in-kind transactions and securities maturing less than one year from acquisition) for the fiscal year ended September 30, 2007 were as follows:

	Purchases	Sales
Large Cap Fund	$465,755,898	$563,785,742
Mid Cap Value Fund	182,492,860	133,373,538
Mid Cap Growth Fund	232,398,011	207,090,892
Small Cap Fund	48,889,345	41,148,363
International Equity Fund	233,152,959	364,188,657
Special Opportunities Equity Fund	207,396,218	107,849,726
Equity Income Fund	113,058,749	48,848,963
Short U.S. Government Fund	—	—
Intermediate U.S. Government Fund	—	—
Total Return Bond Fund	—	—
Kentucky Intermediate Tax-Free Fund	10,098,696	9,534,792
Maryland Intermediate Tax-Free Fund	14,592,647	13,847,230
North Carolina Intermediate Tax-Free Fund	123,638,765	114,908,183
South Carolina Intermediate Tax-Free Fund	12,027,187	15,028,876
Virginia Intermediate Tax-Free Fund	65,232,806	64,122,699
West Virginia Intermediate Tax-Free Fund	33,863,509	32,906,111
Capital Manager Conservative Growth Fund	19,611,055	17,900,246
Capital Manager Moderate Growth Fund	44,224,832	33,646,509
Capital Manager Growth Fund	40,490,375	28,978,515
Capital Manager Equity Fund	27,369,946	16,631,642

BB&T Funds

Notes to Financial Statements — (continued)

September 30, 2007

Purchases and sales of U.S. Government Securities (excluding in-kind transactions and securities maturing less than one year from acquisition) for the fiscal year ended September 30, 2007 were as follows:

	Purchases	Sales
Short U.S. Government Fund	$22,104,956	$48,902,406
Intermediate U.S. Government Fund	149,625,515	258,822,284
Total Return Bond Fund	1,009,953,943	977,202,152

Restricted Securities — A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (The “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Trustees. Not all restricted securities are considered illiquid. At September 30, 2007, the Prime Money Market Fund held illiquid restricted securities representing 6.02% of net assets. The illiquid restricted securities held as of September 30, 2007 are identified below:

Security	Acquisition Date	Acquisition Cost	Principal Amount	Carrying Value Per Unit (% of Par)	Fair Value
Prime Money Market Fund
Cal Securitization Trust, Series 2007-1, Class A1, 5.424%, 7/15/08	6/19/2007	$2,230,069	$2,230,069	$100.00	$2,239,069
Genworth Life Insurance Co., 5.450%, 11/9/07	5/9/2007	5,000,000	5,000,000	100.00	5,000,000
Goldman Sachs Group, Inc., 5.370%, 10/1/07	12/15/2006	35,000,000	35,000,000	100.00	35,000,000
Metropolitan Life Insurance Co., 5.476%, 11/1/07	8/1/2007	5,000,000	5,000,000	100.00	5,000,000
Monet Trust, 5.268%, 12/28/07	3/28/2005	30,000,000	30,000,000	100.00	30,000,000
New York Life Insurance Co., 5.579%, 11/1/07	8/24/2007	5,000,000	5,000,000	100.00	5,000,000
PYXIS Master Trust, Series 2007-6, 5.718%, 12/6/07	3/6/2007	5,000,000	5,000,000	100.00	5,000,000
Travelers Insurance Co., 5.453%, 11/19/07	8/19/2005	5,000,000	5,000,000	100.00	5,000,000

5.	Related Party Transactions:

Investment advisory services are provided to the Funds by BB&T AM. Under the terms of the investment advisory agreement, BB&T AM is entitled to receive fees based on a percentage of the average daily net assets of the Funds. These fees are accrued daily and payable on a monthly basis and are reflected on the Statements of Operations as “Investment advisory fees”. BB&T AM waived investment advisory fees and certain expenses for the Funds referenced below which are not subject to recoupment and are included on the Statements of Operations as “Less expenses waived by the Investment Advisor”.

Information regarding these transactions is as follows for the period ended September 30, 2007:

	Contractual Fee Rate	Fee Rate after Contractual Waivers(1)	Fee Rate after Contractual Waivers(2)*
Large Cap Fund	0.74%	0.70%	0.70%
Mid Cap Value Fund	0.74%	0.70%	0.70%
Mid Cap Growth Fund	0.74%	0.70%	0.70%
Small Cap Fund(3)	1.00%	0.80%	0.80%
International Equity Fund	1.00%	0.90%	0.85%
Special Opportunities Equity Fund	0.80%	0.80%	0.80%
Equity Income Fund	0.70%	0.70%	0.70%
Short U.S. Government Fund	0.60%	0.45%	0.45%
Intermediate U.S. Government Fund	0.60%	0.48%	0.48%
Total Return Bond Fund	0.60%	0.48%	0.48%
Kentucky Intermediate Tax-Free Fund	0.60%	0.40%	0.40%
Maryland Intermediate Tax-Free Fund	0.60%	0.30%	0.30%
North Carolina Intermediate Tax-Free Fund	0.60%	0.45%	0.45%
South Carolina Intermediate Tax-Free Fund(3)	0.60%	0.45%	0.45%
Virginia Intermediate Tax-Free Fund	0.60%	0.45%	0.45%
West Virginia Intermediate Tax-Free Fund	0.45%	0.45%	0.45%

BB&T Funds

Notes to Financial Statements — (continued)

September 30, 2007

	Contractual Fee Rate	Fee Rate after Contractual Waivers(1)	Fee Rate after Contractual Waivers(2)*
National Tax-Free Money Market Fund	0.25%	0.20%	0.20%
Prime Money Market Fund	0.40%	0.29%	0.28%
U.S. Treasury Money Market Fund	0.40%	0.26%	0.26%
Capital Manager Conservative Growth Fund	0.25%	0.00%	0.00%
Capital Manager Moderate Growth Fund	0.25%	0.00%	0.00%
Capital Manager Growth Fund	0.25%	0.00%	0.00%
Capital Manager Equity Fund	0.25%	0.00%	0.00%

*	Effective February 1, 2007, BB&T AM contractually agreed to waive a portion of the investment advisory fee as disclosed in the table above. All contractual investment advisory fee waivers are not subject to recoupment in subsequent fiscal periods.
(1)	For the period October 1, 2006 through January 31, 2007.
(2)	For the period February 1, 2007 through January 31, 2008.
(3)

For all or a portion of the fiscal year ended September 30, 2007 BB&T AM voluntarily waived additional investment advisory fees for the Small Cap Fund and South Carolina Intermediate Tax-Free Fund. All voluntary investment advisory fee waivers are not subject to recoupment in subsequent fiscal periods, and may be discontinued at any time.

Pursuant to a sub-advisory agreement with BB&T AM, Julius Baer Investment Management LLC (“JBIM”) serves as the sub-advisor to the International Equity Fund, subject to the general supervision of the Funds’ Board of Trustees and BB&T AM. Pursuant to a sub-advisory agreement with BB&T AM, Federated Investment Management Company (“Federated ICM”) serves as the sub-advisor to the Prime Money Market Fund and the National Tax-Free Money Market Fund, subject to the general supervision of the Funds’ Board of Trustees and BB&T AM. Pursuant to a sub-advisory agreement with BB&T AM, Scott & Stringfellow, Inc., a wholly owned subsidiary of BB&T Corporation, serves as the sub-advisor to the Special Opportunities Equity Fund and the Equity Income Fund, subject to the general supervision of the Funds’ Board of Trustees and BB&T AM. Pursuant to a sub-advisory agreement with BB&T AM, Sterling Capital Management LLC, a wholly owned subsidiary of BB&T Corporation, serves as the sub-advisor to the Mid Cap Value Fund and the Total Return Bond Fund, subject to the general supervision of the Funds’ Board of Trustees and BB&T AM. For their services, sub-advisors are entitled to a fee, payable by BB&T AM.

BB&T AM serves as the administrator to the Funds pursuant to the administration agreement. The Funds pay their portion of a fee to BB&T AM for providing administration services based on the aggregate assets of the Funds and the BB&T Variable Insurance Funds at a rate of 0.11% on the first $3.5 billion of average net assets; 0.075% on the next $1 billion of average net assets; 0.06% on the next $1.5 billion of average net assets; and 0.04% of average net assets over $6 billion. This fee is accrued daily and payable on a monthly basis. Expenses incurred are reflected on the Statements of Operations as “Administration fees”. During the fiscal year ended September 30, 2007, BB&TAM voluntarily waived administration fees of $40,328, $54,904, $42,758 and $21,673, respectively, of the Capital Manager Conservative Growth Fund, the Capital Manager Moderate Growth Fund, the Capital Manager Growth Fund and the Capital Manager Equity Fund. Administration fee waivers are included on the Statements of Operations as “Less expenses waived by the Administrator” and these waivers are not subject to recoupment in subsequent fiscal periods. Effective April 23, 2007, pursuant to a sub-administration agreement with BB&T AM, PFPC Inc. (“PFPC”) serves as the sub-administrator to the Funds subject to the general supervision of the Board and BB&T AM. For these services, PFPC is entitled to a fee, payable by BB&T AM. Prior to April 23, 2007, Citi Fund Services (“Citi”), formerly known as BISYS Fund Services Ohio, Inc. served as sub-administrator to the Funds.

Effective April 23, 2007. PFPC serves as the Funds’ fund accountant and transfer agent and receives compensation by the Funds for these services. Expenses incurred are reflected on the Statements of Operations as “Fund accounting fees” and “Transfer agent fees”. Prior to April 23, 2007, Citi served as the Funds’ fund accountant and transfer agent.

On April 23, 2007, BB&T AM’s Chief Compliance Officer (“CCO”) also began to serve as the Funds’ CCO. Since April 23, 2007, the CCO’s compensation is reviewed and approved by the Funds’ Board and paid by BB&T AM. However, the Funds reimburse BB&T AM for their allocable portion of the CCO’s salary. Prior to April 23, 2007, under a Compliance Services Agreement between the Funds and Citi (the “CCO Agreement”), Citi made an employee available to serve as the Funds CCO. For these services under the CCO Agreement, the Funds paid Citi $57,175 for the reporting fiscal year ended September 30, 2007, plus certain out of pocket expenses. Expenses incurred for the Funds are reflected on the Statements of Operations as “Compliance service fees”.

BB&T Funds

Notes to Financial Statements — (continued)

September 30, 2007

For the year ended September 30, 2007, the Funds’ paid $343,993 in brokerage fees to Scott & Stringfellow, Inc., a wholly owned subsidiary of BB&T Corporation, on the execution of purchases and sales of the Funds’ portfolio investments.

EffectiveApril 23, 2007, BB&TAM Distributors, Inc. (“BBTAMD”) serves as distributor to each Fund pursuant to a Underwriting Agreement (the “Underwriting Agreement”). BBTAMD has contractually agreed to waive a portion of the Class A shares distribution fees throughout the year. BBTAMD has contractually agreed to waive 0.25% of the Class A distribution fees of the Funds except for the Mid Cap Value Fund, Mid Cap Growth Fund, West Virginia Intermediate Tax-Free Fund, Prime Money Market Fund and the U.S. Treasury Money Market Fund. Distribution fees totaling $989,660 were waived for the period ended September 30, 2007. Distribution fee waivers are included in the Statements of Operations as “Less expenses waived by the Distributor” and these waivers are not subject to recoupment in subsequent fiscal periods. Prior to April 23, 2007, BB&T Funds Distributor, Inc. served as distributor to each Fund pursuant to a Underwriting Agreement dated November 1, 2005.

The Funds have adopted a Distribution and Shareholder Services Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Plan provides for payments to the distributor of up to 0.50%, 1.00% and 1.00% of the average daily net assets of the Class A Shares, Class B Shares, and Class C Shares, respectively, with exception of the Mid Cap Value Fund, the Mid Cap Growth Fund and the West Virginia Intermediate Tax-Free Fund which receives payments of up to 0.25% of the average daily net assets for Class A. The fees may be used by BBTAMD to pay banks, broker dealers and other institutions, including affiliates of the advisor. As distributor, BBTAMD, is entitled to receive commissions on sales of shares of the Variable Net Asset Value Funds. For the period ended September 30, 2007, BBTAMD received $1,186,537 from commissions earned on sales of shares of the Funds’Variable Net Asset Value Funds. Commissions paid to affiliated broker-dealers during the fiscal year ended September 30, 2007 were $2,827,211.

The Adviser and/or its affiliates may pay out of their own assets compensation to broker-dealers and other persons for the sale and distribution of the shares and/or for the servicing of the shares. These are additional payments over and above the sales charge (including Rule 12b-1 fees) and service fees paid by the Funds. The payments, which may be different for different financial institutions, will not change the price an investor will pay for shares or the amount that a Fund will receive for the sale of shares.

Certain Officers and Trustees of the Funds are affiliated with the adviser, the administrator, or the sub-administrator. Such Officers andTrustees receive no compensation from the Funds for serving in their respective roles. Each of the five non-interested Trustees who serve on both the Board and the Audit Committee are compensated $6,000 per quarter and $2,400 for each regularly scheduled meeting, plus reimbursement for certain expenses. During the year ended September 30, 2007, actual Trustee compensation was $247,952 in total.

6.	Concentration of Credit Risk:

The Tax-Free Funds invest primarily in debt instruments of municipal issuers in their respective states. The issuers’ abilities to meet their obligations may be affected by economic developments in a specific state or region.

7.	Line of Credit:

U.S. Bank, N.A. has made available a credit facility to the Funds, pursuant to a Credit Agreement (the “Agreement”). The primary purpose of the Agreement is to allow the Funds to avoid security liquidation that BB&T AM believes are unfavorable to shareholders. Outstanding principal amounts under the Agreement bear interest at an interest rate equal to the Prime Rate minus 2.00%. There were no open lines of credit at September 30, 2007. During the period ended September 30, 2007 the following Funds utilized lines of credit:

Fund	Average Interest Rate	Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
Kentucky Intermediate Tax-Free Fund	6.25%	$38,800	5	$34	$69,000
Maryland Intermediate Tax-Free Fund	6.25%	649,500	4	450	654,000
North Carolina Intermediate Tax-Free Fund	6.25%	194,000	1	34	194,000
South Carolina Intermediate Tax-Free Fund	6.25%	53,250	4	37	76,000
West Virginia Intermediate Tax-Free Fund	6.25%	241,500	6	251	398,000

BB&T Funds

Notes to Financial Statements — (continued)

September 30, 2007

8.	Federal Income Tax Information:

At September 30, 2007, the following Funds have net capital loss carryforwards available to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

	Amount	Expires
Small Cap Fund*	$4,700,830	2009
Small Cap Fund*	2,350,415	2010
Short U.S. Government Fund	349,217	2008
Short U.S. Government Fund	498,342	2009
Short U.S. Government Fund	118,919	2012
Short U.S. Government Fund	2,094,190	2013
Short U.S. Government Fund	1,246,269	2014
Short U.S. Government Fund	3,940,976	2015
Intermediate U.S. Government Fund	222,709	2013
Intermediate U.S. Government Fund	4,243,104	2014
Intermediate U.S. Government Fund	9,481,272	2015
Total Return Bond Fund	1,527,254	2014
Total Return Bond Fund	8,765,688	2015
Kentucky Intermediate Tax-Free Fund	7,545	2011
Kentucky Intermediate Tax-Free Fund	3,794	2014
Kentucky Intermediate Tax-Free Fund	5,948	2015
Maryland Intermediate Tax-Free Fund	11,780	2011
Maryland Intermediate Tax-Free Fund	113,581	2013

*	The amount of these losses that may be utilized are limited to $2,350,415 on annual basis as a result of certain ownership changes in 2006.

Capital loss carryforwards utilized in the current year were $2,350,415, $636,946, $2,450 and $1,407,518 for Small Cap Fund, International Equity Fund, Maryland Intermediate Tax-Free Fund and Capital Manager Conservative Growth Fund, respectively.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2007, were as follows:

	Distributions paid from
	Ordinary Income	Net Long-Term Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*
Large Cap Fund	$19,031,037	$92,472,188	$111,503,225	$—	$111,503,225
Mid Cap Value Fund	9,036,233	1,721,217	10,757,450	—	10,757,450
Mid Cap Growth Fund	203,086	17,122,359	17,325,445	—	17,325,445
Small Cap Fund	567,872	5,392,932	5,960,804	—	5,960,804
International Equity Fund	2,478,568	62,383,127	64,861,695	—	64,861,695
Special Opportunities Equity Fund	5,241,732	12,369,307	17,611,039	—	17,611,039
Equity Income Fund	4,383,383	4,858,741	9,242,124	—	9,242,124
Short U.S. Government Fund	2,310,932	—	2,310,932	—	2,310,932
Intermediate U.S. Government Fund	8,739,525	—	8,739,525	—	8,739,525
Total Return Bond Fund	21,203,214	—	21,203,214	—	21,203,214
Kentucky Intermediate Tax-Free Fund	152	—	152	492,872	493,024
Maryland Intermediate Tax-Free Fund	26	—	26	349,618	349,644
North Carolina Intermediate Tax-Free Fund	41,099	93,127	134,226	4,024,577	4,158,803
South Carolina Intermediate Tax-Free Fund	217	27,235	27,452	675,927	703,379
Virginia Intermediate Tax-Free Fund	30,930	149,945	180,875	2,828,201	3,009,076
West Virginia Intermediate Tax-Free Fund	5,787	209,596	215,383	2,632,009	2,847,392
National Tax Free Money Market Fund	—	—	—	3,646,154	3,646,154
Prime Money Market Fund	77,968,808	4,504	77,973,312	—	77,973,312
U.S. Treasury Money Market Fund	33,043,638	—	33,043,638	—	33,043,638
Capital Manager Conservative Growth Fund	1,889,653	—	1,889,653	—	1,889,653
Capital Manager Moderate Growth Fund	1,665,967	1,744,909	3,410,876	—	3,410,876
Capital Manager Growth Fund	909,564	1,662,327	2,571,891	—	2,571,891
Capital Manager Equity Fund	288,761	2,319,841	2,608,602	—	2,608,602

BB&T Funds

Notes to Financial Statements — (continued)

September 30, 2007

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2006, were as follows:

	Distributions paid from
	Ordinary Income	Net Long-Term Gains	Total Taxable Distributions	Tax Exempt Distributions	Current Year Distributions of Earnings and Profits	Total Distributions Paid*
Large Cap Fund	$16,180,152	$43,804,755	$59,984,907	$—	$—	$59,984,907
Mid Cap Value Fund	11,456,392	9,945,224	21,401,616	—	—	21,401,616
Mid Cap Growth Fund	1,262,723	13,009,021	14,271,744	—	188,060	14,459,804
Small Cap Fund	845,622	7,693,220	8,538,842	—	24,778	8,563,620
International Equity Fund	2,763,161	—	2,763,161	—	—	2,763,161
Special Opportunities Equity Fund	3,037,182	6,658,012	9,695,194	—	—	9,695,194
Equity Income Fund	3,534,406	507,611	4,042,017	—	—	4,042,017
Short U.S. Government Fund	4,796,925	—	4,796,925	—	—	4,796,925
Intermediate U.S. Government Fund	20,142,563	—	20,142,563	—	—	20,142,563
Total Return Bond Fund	22,226,099	2,176,080	24,402,179	—	—	24,402,179
Kentucky Intermediate Tax-Free Fund	—	—	—	521,519	—	521,519
Maryland Intermediate Tax-Free Fund	106	—	106	326,935	—	327,041
North Carolina Intermediate Tax-Free Fund	104,708	911,150	1,015,858	3,962,871	—	4,978,729
South Carolina Intermediate Tax-Free Fund	—	347,206	347,206	694,356	—	1,041,562
Virginia Intermediate Tax-Free Fund	—	447,855	447,855	2,890,792	—	3,338,647
West Virginia Intermediate Tax-Free Fund	15,699	409,576	425,275	2,631,959	—	3,057,234
National Tax-Free Money Market Fund	—	—	—	267,647	—	267,647
Prime Money Market Fund	44,000,932	—	44,000,932	—	—	44,000,932
U.S. Treasury Money Market Fund	25,302,481	—	25,302,481	—	—	25,302,481
Capital Manager Conservative Growth Fund	2,156,986	—	2,156,986	—	—	2,156,986
Capital Manager Moderate Growth Fund	1,857,732	—	1,857,732	—	—	1,857,732
Capital Manager Growth Fund	1,244,704	—	1,244,704	—	—	1,244,704
Capital Manager Equity Fund	1,277,116	—	1,277,116	—	—	1,277,116

*	Total Distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

As of September 30, 2007, the components of accumulated earnings (deficit) on a tax basis was as follows:

	Undistributed Ordinary Income/Tax Exempt Income	Undistributed Long Term Capital Gains (Losses)	Accumulated Earnings	Distributions Payable*	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
Large Cap Fund	$7,440,075	$85,278,690	$92,718,765	$(1,397,664)	$—	$90,150,699	$181,471,800
Mid Cap Value Fund	11,440,195	15,851,309	27,291,504	(127,846)	—	17,222,116	44,385,774
Mid Cap Growth Fund	4,632,608	7,781,944	12,414,552	—	—	55,515,651	67,930,203
Small Cap Fund	571,017	6,961,030	7,532,047	—	(7,051,245)	6,140,200	6,621,002
International Equity Fund	3,094,012	10,334,759	13,428,771	—	(1,415,672)	15,370,027	27,383,126
Special Opportunities Equity Fund	7,926,978	26,545,795	34,472,773	—	—	32,606,704	67,079,477
Equity Income Fund	1,237,654	9,877,150	11,114,804	(141,142)	—	20,708,361	31,682,023
Short U.S. Government Fund	354,665	—	354,665	(125,354)	(8,516,320)	78,365	(8,208,644)
Intermediate U.S. Government Fund	1,916,687	—	1,916,687	(326,578)	(15,385,956)	(1,775,697)	(15,571,544)
Total Return Bond Fund	1,673,187	—	1,673,187	(1,127,800)	(10,292,942)	1,101,003	(8,646,552)
Kentucky Intermediate Tax- Free Fund	31,184	—	31,184	(30,101)	(17,287)	179,958	163,754
Maryland Intermediate Tax- Free Fund	23,913	—	23,913	(24,396)	(125,361)	148,430	22,586
North Carolina Intermediate Tax-Free Fund	430,498	365,041	795,539	(292,238)	—	2,202,590	2,705,891
South Carolina Intermediate Tax-Free Fund	99,635	79,702	179,337	(38,870)	—	262,984	403,451
Virginia Intermediate Tax- Free Fund	248,834	347,094	595,928	(198,675)	—	1,674,324	2,071,577

BB&T Funds

Notes to Financial Statements — (continued)

September 30, 2007

	Undistributed Ordinary Income/Tax Exempt Income	Undistributed Long Term Capital Gains (Losses)	Accumulated Earnings	Distributions Payable*	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
West Virginia Intermediate Tax-Free Fund	$108,590	$120,853	$229,443	$(167,764)	$—	$1,259,401	$1,321,080
National Tax-Free Money Market Fund	316,493	—	316,493	(316,493)	(1,934)	—	(1,934)
Prime Money Market Fund	3,054,804	—	3,054,804	(3,049,857)	—	—	4,947
U.S. Treasury Money Market Fund	1,263,554	—	1,263,554	(1,263,308)	—	—	246
Capital Manager Conservative Growth Fund	351,297	4,095,911	4,447,208	(5,357)	—	3,207,440	7,649,291
Capital Manager Moderate Growth Fund	748,215	8,858,612	9,606,827	(7,003)	—	5,537,406	15,137,230
Capital Manager Growth Fund	777,765	8,405,300	9,183,065	(2,602)	—	4,024,063	13,204,526
Capital Manager Equity Fund	464,506	5,318,048	5,782,554	(3,270)	—	2,817,458	8,596,742

*	Distributions Payable may differ from the Statements of Assets and Liabilities because distributions are recognized when actually paid for tax purposes. The primary differences between book basis and tax basis unrealized appreciation/(depreciation) were due to the deferral of losses on wash sales, mark-to-market adjustments on passive foreign investment companies and constructive sales on hedged positions, basis adjustments on partnership interests and the deferral of market discount and premium until point of sale.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending September 30, 2007:

Post- October Losses
International Equity Fund	$1,415,672
Short U.S. Government Fund	268,407
Intermediate U.S. Government Fund	1,438,871
National Tax-Free Money Market Fund	1,935

At September 30, 2007 the cost, gross unrealized appreciation and gross unrealized depreciation on securities for federal income tax purposes, were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Large Cap Fund	$577,097,929	$118,403,739	$(28,253,040)	$90,150,699
Mid Cap Value Fund	251,220,976	24,532,038	(7,309,922)	17,222,116
Mid Cap Growth Fund	154,282,206	59,434,002	(3,918,351)	55,515,651
Small Cap Fund	87,213,849	13,329,226	(7,189,026)	6,140,200
International Equity Fund	153,705,394	20,279,865	(4,967,958)	15,311,907
Special Opportunities Equity Fund	302,855,335	60,064,248	(27,459,068)	32,605,180
Equity Income Fund	165,992,544	24,844,153	(3,897,623)	20,946,530
Short U.S. Government Fund	44,399,047	415,024	(336,659)	78,365
Intermediate U.S. Government Fund	146,036,154	485,025	(2,260,722)	(1,775,697)
Total Return Bond Fund	453,070,967	4,043,770	(2,942,767)	1,101,003
Kentucky Intermediate Tax-Free Fund	14,867,693	195,556	(15,598)	179,958
Maryland Intermediate Tax-Free Fund	10,346,950	155,153	(6,723)	148,430
North Carolina Intermediate Tax-Free Fund	113,121,801	2,277,707	(75,117)	2,202,590
South Carolina Intermediate Tax-Free Fund	15,996,557	295,535	(32,551)	262,984
Virginia Intermediate Tax-Free Fund	76,710,277	1,746,641	(72,317)	1,674,324
West Virginia Intermediate Tax-Free Fund	68,034,595	1,306,468	(47,067)	1,259,401
National Tax-Free Money Market Fund	109,513,946	—	—	—

BB&T Funds

Notes to Financial Statements — (continued)

September 30, 2007

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Prime Money Market Fund	$1,532,476,870	$—	$—	$—
U.S. Treasury Money Market Fund	837,642,140	—	—	—
Capital Manager Conservative Growth Fund	58,685,996	3,965,864	(758,424)	3,207,440
Capital Manager Moderate Growth Fund	83,119,614	6,700,175	(1,162,769)	5,537,406
Capital Manager Growth Fund	66,556,231	5,523,182	(1,499,119)	4,024,063
Capital Manager Equity Fund	35,662,133	3,494,892	(677,434)	2,817,458

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

BB&T Funds:

We have audited the accompanying statements of assets and liabilities of BB&T Funds — Large Cap Fund, Mid Cap Value Fund, Mid Cap Growth Fund, Small Cap Fund, International Equity Fund, Special Opportunities Equity Fund, Equity Income Fund, Short U.S. Government Fund, Intermediate U.S. Government Fund, Total Return Bond Fund, Kentucky Intermediate Tax-Free Fund, Maryland Intermediate Tax-Free Fund, North Carolina Intermediate Tax-Free Fund, South Carolina Intermediate Tax-Free Fund, Virginia Intermediate Tax-Free Fund, West Virginia Intermediate Tax-Free Fund, National Tax-Free Money Market Fund, Prime Money Market Fund, U.S. Treasury Money Market Fund, Capital Manager Conservative Growth Fund, Capital Manager Moderate Growth Fund, Capital Manager Growth Fund, and Capital Manager Equity Fund (collectively, the Funds), including the schedules of portfolio investments, as of September 30, 2007, and the related statements of operations for the period then ended, the statements of changes in net assets for each of the periods in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian, transfer agent of the underlying funds, or brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of September 30, 2007, the results of their operations for the period then ended, the changes in their net assets for each of the periods in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, NY

November 21, 2007

BB&T Funds

September 30, 2007

Other Federal Income Tax Information (Unaudited)

For shareholders that do not have a September 30, 2007 tax year end, this notice is for informational purposes only. For shareholders with a September 30, 2007 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended September 30, 2007, each Fund is designating the following items with regard to distributions paid during the year. The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2007. Complete information will be reported in conjunction with your 2007 Form 1099-DIV.

For the fiscal year ended September 30, 2007, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%.

For the period ended September 30, 2007, the following Funds have a qualified dividend income of :

Qualified Dividend Income
Large Cap Fund	75.05%
Mid Cap Value Fund	26.56%
Mid Cap Growth Fund	6.97%
Small Cap Fund	19.36%
International Equity Fund	91.77%
Special Opportunities Equity Fund	14.36%
Equity Income Fund	69.04%
Capital Manager Conservative Growth Fund	40.66%
Capital Manager Moderate Growth Fund	10.89%
Capital Manager Growth Fund	34.54%
Capital Manager Equity Fund	61.91%

The percentage represents “Qualified Interest Income” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

For the period ended September 30, 2007, the following Funds have a Qualified Interest Income of :

Qualified Interest Income
Large Cap Fund	8.50%
Mid Cap Value Fund	45.48%
Small Cap Fund	67.44%
International Equity Fund	4.88%
Equity Income Fund	18.08%
Short U.S. Government Fund	100.00%
Intermediate U.S. Government Fund	100.00%
Total Return Bond Fund	100.00%
Kentucky Intermediate Tax-Free Fund	100.00%
Maryland Intermediate Tax-Free Fund	100.00%
North Carolina Intermediate Tax-Free Fund	100.00%
South Carolina Intermediate Tax-Free Fund	100.00%
Virginia Intermediate Tax-Free Fund	100.00%
West Virginia Intermediate Tax-Free Fund	100.00%
National Tax-Free Money Market Fund	100.00%
Prime Money Market Fund	100.00%
U.S. Treasury Money Market Fund	100.00%
Capital Manager Conservative Growth Fund	90.64%
Capital Manager Moderate Growth Fund	75.89%
Capital Manager Growth Fund	60.44%
Capital Manager Equity Fund	24.84%

BB&T Funds

September 30, 2007

The percentage represents “Qualified Short-Tem Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

For the period ended September 30, 2007, the following Funds have a Qualified Short-Term Capital Gain of :

Qualified Short-Term Gain
Large Cap Fund	100.00%
Mid Cap Value Fund	100.00%
Mid Cap Growth Fund	100.00%
Small Cap Fund	100.00%
International Equity Fund	100.00%
Special Opportunities Equity Fund	100.00%
Equity Income Fund	100.00%
Prime Money Market Fund	100.00%
Capital Manager Moderate Growth Fund	100.00%

For corporate shareholders, the following percentage of the total ordinary income dividends paid during the fiscal year ended September 30, 2007, qualify for the corporate dividends received deduction for the following Funds:

Dividends Reduction Deduction
Large Cap Fund	76.05%
Mid Cap Value Fund	26.85%
Mid Cap Growth Fund	5.53%
Small Cap Fund	18.17%
Special Opportunities Equity Fund	14.28%
Equity Income Fund	55.43%
Capital Manager Conservative Growth Fund	40.81%
Capital Manager Moderate Growth Fund	13.67%
Capital Manager Growth Fund	39.64%
Capital Manager Equity Fund	67.88%

During the fiscal year ended September 30, 2007, the following Funds declared tax-exempt income distributions:

Amount
Kentucky Intermediate Tax-Free Fund	$492,872
Maryland Intermediate Tax-Free Fund	349,618
North Carolina Intermediate Tax-Free Fund	4,024,577
South Carolina Intermediate Tax-Free Fund	675,927
Virginia Intermediate Tax-Free Fund	2,828,201
West Virginia Intermediate Tax-Free Fund	2,632,009
National Tax-Free Money Market Fund	3,646,154

During the fiscal year ended September 30, 2007, the following Funds designate long-term capital gain distributions pursuant to Section 852(b)(3) of the Internal Revenue Code:

Amount
Large Cap Fund	$100,405,864
Mid Cap Value Fund	2,215,901
Mid Cap Growth Fund	18,340,599
Small Cap Fund	5,392,932
International Equity Fund	72,422,789
Special Opportunities Equity Fund	12,889,032
Equity Income Fund	5,188,748
North Carolina Intermediate Tax-Free Fund	93,127
South Carolina Intermediate Tax-Free Fund	27,235
Virginia Intermediate Tax-Free Fund	149,945

BB&T Funds

September 30, 2007

Amount
West Virginia Intermediate Tax-Free Fund	$209,596
Prime Money Market Fund	4,504
Capital Manager Moderate Growth Fund	1,744,909
Capital Manager Growth Fund	1,662,327
Capital Manager Equity Fund	2,319,841

The percentages of ordinary income distributions paid by the Funds during the fiscal year ended September 30, 2007 which was derived from U.S. Treasury securities were as follows:

U.S. Government Income
Short U.S. Government Fund	12.96%
Intermediate U.S. Government Fund	8.01%
Total Return Bond Fund	14.87%
U.S. Treasury Money Market Fund	100.00%

The Fund has elected to pass through to their shareholders the foreign taxes paid for the fiscal year ended September 30, 2007 as follows:

	Foreign Dividend Income	Foreign Taxes Paid
International Equity Fund	$4,362,860	$272,084

BB&T Funds

September 30, 2007

Special Meeting of Shareholders (Unaudited)

At a Special Meeting of Shareholders of the BB&T International Equity Fund (the “International Equity Fund”), a series of BB&T Funds, held on July 25, 2007, shareholders of the International Equity Fund voted to approve an Investment Sub-Advisory Agreement between BB&TAsset Management, Inc. and Julius Baer Investment Management LLC with respect to the International Equity Fund. The results of the voting are as follows:

Affirmative	Against	Abstain
12,205,803	21,797	21,507

Other Information (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-228-1872; and (ii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-228-1872 and (ii) on the Commission’s website at http://www.sec.gov.

The Funds file complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD CONSIDERATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS (UNAUDITED)

The Board of Trustees, at a meeting held on August 28, 2007, formally considered the continuance of the Trust’s investment advisory agreement with BB&T Asset Management, Inc. (“BB&T AM” or the “Adviser”) with respect to all funds of the Trust (except the Sterling Capital Small Cap Value Fund, which is advised by Sterling Capital Management LLC (“Sterling Capital”)), and sub-advisory agreements of BB&T AM with Scott & Stringfellow, Inc. (“Scott & Stringfellow”) with respect to the Special Opportunities Equity Fund and the Equity Income Fund; Federated Investment Management Company (“Federated”) with respect to the National Tax-Free Money Market Fund and the Prime Money Market Fund; and Sterling Capital with respect to the Mid Cap Value Fund and the Total Return Bond Fund. In addition, at a meeting held June 1, 2007, the Board of Trustees formally considered the initial approval of a sub-advisory agreement between BB&T AM and Julius Baer Investment Management LLC – Asset Management Americas (“JBIM”) with respect to the International Equity Fund (together, respectively, the “Approvals” and the “Advisory Agreements”). Scott & Stringfellow, Federated, Sterling Capital and JBIM are referred to as “Sub-Advisers” and, collectively with the Adviser, the “Advisers.”

The Trustees reviewed extensive material in connection with their consideration of the Approvals, including data from an independent provider of mutual fund data (as assembled by the Funds’ administrator), which included comparisons with industry averages for comparable funds for advisory fees, Rule 12b-1 fees, and total fund expenses. The data reflected BB&T AM fee waivers in place, as well as BB&T AM’s contractual investment advisory fee levels. The Board was assisted in its review by independent legal counsel, who provided a memorandum detailing the legal standards for review of the Advisory Agreements. The Board received a detailed presentation by BB&T AM, which included a fund-by-fund analysis of performance and investment process. Presentations were also provided by each Sub-Adviser. With respect to JBIM, the Board received a detailed presentation regarding the organizational structure of the firm and the qualifications of its investment personnel. The Board also received fund-by-fund profitability information from the Adviser, Scott & Stringfellow and Sterling Capital as well as a pro forma profitability analysis from JBIM and firm-wide profitability information from Federated. The Board also deliberated outside the presence of management and the Advisers.

In their deliberations, each Trustee attributed different weights to various factors involved in an analysis of the Advisory Agreement Approvals, and no factor alone was considered determinative. The Trustees determined that the overall arrangements between the Trust and the Advisers, as provided in the Advisory Agreements, were fair and reasonable and that the Approval of the Advisory Agreements was in the best interests of each Fund and its shareholders.

The matters addressed below were considered and discussed by the Trustees in reaching their conclusions.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent, and quality of the services provided to each Fund under the Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as materials furnished specifically in connection with the annual review process. The Trustees considered the background and experience of each Adviser’s senior management and the expertise of investment personnel of each Adviser responsible for the day-to-day management of each Fund. The Trustees considered the overall reputation, and the capabilities and commitment of the Advisers to provide high quality service to the Trust, and the Trustees’ overall confidence in each Adviser’s integrity.

The Trustees received information concerning the investment philosophy and investment processes applied by the Advisers in managing the Funds as well as each Adviser’s Form ADV. The Trustees also considered information regarding regulatory compliance and compliance with the investment policies of the Funds. The Trustees evaluated the trading practices of Scott & Stringfellow, which engages in affiliated brokerage for a majority of the portfolio trades for the Funds it sub-advises. As part of this evaluation, the Trustees received information regarding safeguards employed, such as prohibitions on principal and cross-agency trades. The Trustees also received information demonstrating a decreased use by Scott & Stringfellow of affiliated broker transactions over the past year. The Trustees evaluated the procedures of the Advisers designed to fulfill the Advisers’ fiduciary duty to the Funds with respect to possible conflicts of interest, including the Advisers’ codes of ethics (regulating the personal trading of its officers and employees).

Based on their review, the Trustees concluded that, with respect to the quality and nature of services to be provided by the Advisers, the scope of responsibilities was consistent with mutual fund industry norms, and that the quality of the services was very satisfactory.

Investment Performance

The Trustees considered performance results of each Fund in absolute terms and relative to each Fund’s benchmark and peer group. With respect to the Trustees’ review of the performance results of JBIM, the Trustees considered the long-term performance history of composite international equity portfolios advised by JBIM. It was noted that performance of the equity Funds had considerably improved with respect to three-year average percentile rankings in the relevant peer groups. It was also noted that the Special Opportunities Equity Fund and the Equity Income Fund each had received a five-star Morningstar rating. With respect to the fixed income Funds, it was noted that the average percentile ranking for one-year and three-year performance had been strong. With respect to the asset allocation Funds, it was noted that each Fund had been ranked above the average peer group percentile ranking.

In the Trustees’ review of performance, long and short-term performance were considered. In conducting their review, the Trustees particularly focused on Funds where performance compared unfavorably with peers over the most recent one year period. The Trustees noted that the performance of the International Equity Fund continued to lag its peer group, but that the replacement of the Fund’s former sub-adviser with JBIM was intended to improve performance.

After reviewing the performance of each Fund, and taking into consideration the management style, investment strategies, and prevailing market conditions during the prior year and for longer periods, the Trustees concluded that the performance of each of the Funds was generally strong and that in cases where performance issues were encountered, the Adviser was properly addressing the situation.

Cost of Services, Including the Profits Realized by the Advisers and Affiliates

The Trustees considered peer group comparable information with respect to the advisory fees charged by BB&T AM to each of the Funds, taking into consideration both contractual and actual (i.e., after waiver) fee levels. The Trustees concluded that the investment advisory fees fell within an acceptable range as compared to peer groups, particularly in light of the fee waivers that would be continued in the upcoming year.

As part of their review, the Trustees considered benefits to the Adviser aside from investment advisory fees. The Trustees reviewed administration fees received by BB&T AM and considered the fallout benefits to BB&T AM such as the research services available to the Adviser by reason of brokerage commissions generated by the Funds’ turnover. The Trustees also considered benefits to BB&T AM’s affiliates, including brokerage commissions received by Scott & Stringfellow for executing trades on behalf of the Special Opportunities Equity Fund and the Equity Income Fund and sub-advisory fees received by its affiliate, Sterling Capital, for its management of the Mid Cap Value Fund and the Total Return Bond Fund. With respect to Scott & Stringfellow, the Trustees noted that brokerage commissions were paid at a standard commission rate, which was consistent with that used by the Adviser with respect to all equity funds of the Trust and that such brokerage arrangements were considered by the Sub-Adviser to be advantageous.

Consideration of the reasonableness of advisory fees also took into account, where relevant, the profitability of the Advisers. In determining whether all other investment advisory and sub-advisory fees (collectively, the “investment advisory fees”) were reasonable, the Trustees reviewed profitability information provided by the Adviser, Strong & Stringfellow, Sterling Capital and JBIM with respect to investment advisory services as well as firm-wide profitability information provided by Federated. With respect to such information, the Trustees recognized that such profitability data was generally unaudited and represented an Adviser’s own determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and were calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory and sub-advisory contracts, because comparative information is not generally publicly available and is affected by numerous factors. Based on their review, the Trustees concluded that the profitability to BB&T AM, Scott & Stringfellow, and Sterling Capital, as a result of their relationships with the Funds, was acceptable. With respect to the profitability of JBIM and Federated, the Trustees noted that while actual fund-specific information regarding the profitability of each firm was not available, it also was not helpful in assessing the Approval of the Advisory Agreements. The Board also concluded that the fees under the Advisory Agreements were fair and reasonable, in light of the services and benefits provided to each Fund.

Economies of Scale

The Trustees also considered whether fee levels reflect economies of scale and whether economies of scale would be produced by the growth of the Trust’s assets. The Trustees found that the Adviser had generally reduced fund total expense ratios through contract negotiations and fee waivers. The Trustees found that the asset levels of the Trust were not currently so large as to warrant formal contractual breakpoints, and that the fee waivers were a reasonable way to provide the benefits of economies of scale to shareholders at this time.

BB&T Funds

Information about Trustees and Officers (Unaudited)

Overall responsibility for the management of the Funds rests with its Board of Trustees’ (“Trustees”), who are elected by the Shareholders of the Funds. The Trustees’elect the officers of the Funds to supervise actively its day-to-day operations. The names of the Trustees’, their addresses, birthdate, term of office and length of time served, principal occupations during the past five years, number of portfolios overseen and directorships held outside of the Funds are listed in the two tables immediately following. The business address of the persons listed below is 434 Fayetteville Street Mall, Raleigh, North Carolina 27601.

Name and Birthdate	Position(s) Held With BB&T Funds	Term of Office/ Length of Time Served	Principal Occupation During the Last 5 Years	Number of Portfolios in Fund Complex by Trustee	Other Directorships Held by Trustee
Thomas W. Lambeth Birthdate: 1/35	Trustee, Chairman of the Board of Trustees	Indefinite, 8/92 — Present	From January 2001 to present, Senior Fellow, Z. Smith Reynolds Foundation; From 1978 to January 2001, Executive Director, Z. Smith Reynolds Foundation.	30	None

Drew T. Kagan Birthdate: 2/48	Trustee	Indefinite, 8/00 — Present	From December 2003 to present, President and Director, Montecito Advisors, Inc; from March 1996 to December 2003, President, Investment Affiliate, Inc.	30	None

Laura C. Bingham Birthdate: 11/56	Trustee	Indefinite, 2/01 — Present	From July 1998 to present, President of Peace College.	30	None

Douglas R. Van Scoy Birthdate: 11/43	Trustee	Indefinite, 5/04 — Present	Retired; from November 1974 to July 2001, employee of Smith Barney (investment banking), most recently as Director of Private Client Group and Senior Executive Vice President	30	None

James L. Roberts Birthdate: 11/42	Trustee	Indefinite, 11/04 — Present	Retired; from November 2006 to present, Director, Grand Mountain Bancshares, Inc.; from January 1999 to December 2003, President, CEO and Director, Covest Bancshares, Inc.	30	None

BB&T Funds

The following table shows information for the trustee who is an “interested persons” of Funds as defined in the 1940 Act:

Name and Birthdate	Position(s) Held With BB&T	Term of Office/ Length of Time Served	Principal Occupation During the Past 5 Years	Overseen Complex
*Keith F. Karlawish Birthdate: 8/64	Trustee	Indefinite, 6/06 — Present 2/05 — Present	From May 2002 to present, President, BB&T Asset Management, Inc.; from 1996 to 2002, Senior Vice President and Director of Fixed Income, BB&T Asset Management, Inc.	30

*	Mr. Karlawish is treated by the Funds as an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds. Mr. Karlawish is an “interested person” because he owns shares of BB&T Corporation and is the President of BB&T Asset Management, Inc., the Adviser.

The following table shows information for officers of Funds:

Name and Birthdate	Position(s) Held With BB&T Funds	Term of Office/ Length of Time Served	Principal Occupation During the Last 5 Years
Keith F. Karlawish Birthdate: 8/64	President	Indefinite, 2/05 — Present	From May 2002 to present, President, BB&T Asset Management, Inc.; from 1996 to 2002, Senior Vice President and Director of Fixed Income, BB&T Asset Management, Inc.

James T. Gillespie Birthdate: 11/66	Vice President, Secretary	Indefinite, 5/02 — Present	From February 2005 to present, Vice President and Manager of Mutual Fund Administration, BB&T Asset Management, Inc.; from February 1992 to 2005, employee of BISYS Fund Services

E.G. Purcell, III Birthdate: 1/55	Vice President	Indefinite, 11/00 — Present	From 1995 to present, Senior Vice President, BB&T Asset Management, Inc. and its predecessors

Todd M. Miller Birthdate: 9/71	Vice President	Indefinite, 8/05 — Present	From June 2005 to Present, Mutual Fund Administrator, BB&T Asset Management, Inc.; from May 2001 to May 2005, Manager, BISYS Fund Services

BB&T Funds

Name and Birthdate	Position(s) Held With BB&T Funds	Term of Office/ Length of Time Served	Principal Occupation During the Last 5 Years
Diana Hanlin Birthdate: 5/67	Vice President	Indefinite, 8/07 — Present	From April 2007 to present, Compliance Officer, BB&T Asset Management, Inc.; from May 2004 to March 2007, Director of Compliance, BISYS Fund Services, from October 2000 to May 2004, Senior Compliance Analyst, BISYS Fund Services

Clinton L. Ward Birthdate: 11/69	Chief Compliance and Anti-Money Laundering Officer	Indefinite, 4/07 — Present	From July 2004 to present, Chief Compliance Officer and Secretary, BB&T Asset Management, Inc.; from January 2002 to July 2004, Compliance Analyst, Wachovia Bank, N.A.; from November 1999 to January 2002, Compliance Manager - Mutual Fund Compliance, Banc of America Capital Management, LLC

Andrew J. McNally Birthdate: 12/70	Treasurer	Indefinite, 4/07 — Present	From December 2000 to present, Vice President and Senior Director, Fund Accounting and Administration Department, PFPC Inc.

Avery Maher Birthdate: 2/45	Assistant Secretary	Indefinite, 4/07 — Present	From March 2006 to present, Vice President and Counsel, Regulatory Administration Department, PFPC Inc.; from October 2004 to August 2005, Vice President and Assistant General Counsel, JPMorgan Asset Management; from 1992 to 2004, Second Vice President and Assistant Secretary John Hancock Advisers, LLC

The Funds’ Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-453-7348.

Annual Report *September 30, 2007*

INVESTMENT ADVISER
BB&T Asset Management, Inc.
434 Fayetteville Street
5th Floor
Raleigh, NC 27601

BBT-AR-ALL-0907

Sterling Capital Small Cap Value Fund

Annual Report	September 30, 2007

CAPITAL SMALL

CAP VALUE FUND

STERLING CAPITAL

SMALL CAP VALUE FUND

The Fund files its complete schedule of investments of fund holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after period end. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-450-3722; and (ii) on the SEC’s website at http://www.sec.gov.

STERLING CAPITAL

SMALL CAP VALUE FUND

OVERVIEW OF ECONOMIC AND MARKET CONDITIONS

To Our Fellow Shareholders:

For the year ended September 2007, the Sterling Capital Small Cap Value Fund (the “Fund”) produced a total return of 6.93% versus the Russell 2000 Value Index return of 6.09%. Over the past couple of months we have been reviewing existing holdings and selectively buying other companies tied to the U.S. housing industry including BankUnited Financial, Standard Pacific, Hovnanian Enterprises, Furniture Brands, Trex, Louisiana Pacific, Champion Enterprises, and Select Comfort.1 These companies are all impacted by the fortunes of the domestic housing market. Each of these stocks claims a unique appeal and we believe each can generate long term gains even if there is only a muted improvement in their end markets. Nevertheless, the housing exposure limited our returns for the fiscal year.

Housing — Opportunity or Slow Motion Train Wreck?

The U.S. residential housing market is now in a deep cyclical recession after an unprecedented run in both housing starts and price increases which reached speculative bubble status over the past half-decade. The foundations for the latest boom and current bust have been exhaustively detailed in all the major business publications, and tragically, through word of mouth from newer homeowners and investors that have lost significant value in their homes and (or) are facing foreclosure. New housing starts are expected to slow dramatically as excess inventory — now at a 10-month supply — will need to be worked down.

Home prices will undoubtedly need to correct further to reset the market. This may prove more severe than in past cycles due to the dramatic increase in home prices, permissive underwriting standards, and the high level of investor owned units. Since 1987 and 2000, median home prices have advanced at a 6.4% and 10.7%

1 Portfolio composition is as of September 30, 2007 and is subject to change.

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SMALL CAP VALUE FUND

annualized rate, respectively, according to the S&P Case/Shiller home price index. With home inventory levels at such high levels, most pundits are predicting a 10%-20% decline in housing prices to allow the market to reach equilibrium. The distribution of these price declines will be felt in varying degrees based on how feverish the speculation ran in each market.

With all of this pessimistic news, we still largely believe the old adage “if it’s in the press, it’s in the price”. The right investment questions are as follows: “Do the current stock market quotes overly discount the long term cash flows of housing- related businesses?” when we consider that many of the companies involved are down 50%-80% from their peaks. “Are there compelling values available or are we being tempted by value traps that will take another leg down as the slow motion train wreck of an unwinding housing market exacts its toll on more businesses and possibly the economy as a whole?”

Despite the current depressed state of the industry, the long term demand for housing remains intact due to population growth and net immigration into the U.S. According to the Joint Center for Housing Studies of Harvard University (JCH), long-term demand (2005-2015) for housing ranges from 1.85-1.95 million units annually. While these numbers may seem a far cry from current estimates for 2007-08, they appear reasonable when reviewing the historical housing start data shown in the enclosed charts. The final question is “Are we involved with businesses that have the staying power to remain solvent through the downturn”? We believe the answer to this question is “Yes” given our attention to liquidity and balance sheet strength and the more developed nature of the capital markets.

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Sources: US Department of Commerce; RISI February 2007 5 year forecast; and the State of the Nation’s Housing – 2004. Joint Center for Housing Studies of Harvard University (JCH)

We have increased our positions in a number of businesses that are primarily serving the residential housing industry to 14% of the portfolio.1 It is our belief that if we are able to weather the current downturn, both in fundamental and psychological terms, we expect investors to be amply rewarded from current levels.

Housing Related Exposure of Small Cap Portfolio[1]

Homebuilders	Weight	Comment
Avatar Holdings	1.6%	Well-financed, low cost land position
Standard Pacific	0.6%	Stable liquidity
Hovnanian	0.6%	Stable liquidity
Champion	2.5%	Manufactured housing builder

Building Products
Louisiana-Pacific	2.3%	#1 Market Share
Trex	0.6%	#1 Market Share

Financing
BankUnited Financial	2.5%	Large Option-Arm lender, prime borrowers
Provident Financial	1.5%	Traditional, high quality mortgage bank
Washington Federal	1.6%	Traditional high quality mortgage bank

Total	13.8%

1 Portfolio composition is as of September 30, 2007 and is subject to change.

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SMALL CAP VALUE FUND

In conclusion, while results over the past year have been muted relative to our long term returns, we are very excited about the investment opportunities the recent market volatility has created. We believe we added a few solid companies to the portfolio during the period at very attractive prices, and are currently working on several others.

Thank you for your continued confidence in Sterling Capital Management.

Sincerely,

STERLING CAPITAL MANAGEMENT LLC

Eduardo A. Brea, CFA

Managing Director

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SMALL CAP VALUE FUND

SEPTEMBER 30, 2007

Comparison of Change in the Value of a $10,000 Investment in the Sterling Capital Small Cap Value Fund and the Russell 2000 Value Index(1)(2)(3)

(1)

These figures represent past performance. Past performance is no guarantee of future performance and should not be considered as a representation of future results of the Fund. If the adviser had not limited certain expenses, the Fund's total return would have been lower. The Fund’s performance assumes the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than its original cost.

(2)

The performance for the Sterling Shares is based on the performance of the Institutional Shares of the Fund’s predecessor, Sterling Capital Small Cap Value Fund, a series of the Advisor’s Inner Circle Fund (the “Acquired Fund”), which transferred all of its assets and liabilities to the Fund pursuant to a reorganization on 12/18/06. Information prior to 3/16/01 relates to the UAM Fund Inc.’s Sterling Partners’ Small Cap Value Portfolio, the assets of which were acquired by the Acquired Fund. The Acquired Fund’s investment program was substantially similar to that of the Fund. The performance of the Sterling Shares would have been different because Sterling Shares have different expenses than the predecessor’s Institutional Shares.

(3)

The Russell 2000 Value Index is an unmanaged index comprised of Russell 2000 securities (2000 stocks of U.S. companies with small market capitalizations) which have lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and does not reflect transaction costs. A direct investment in an unmanaged index is not possible.

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SEPTEMBER 30, 2007

SECTOR WEIGHTINGS (Unaudited)†

†	Percentages based on market value of total investments.

SCHEDULE OF PORTFOLIO INVESTMENTS

COMMON STOCKS* — 99.6%

	Shares	Market Value

CONSUMER DISCRETIONARY — 32.9%
America’s Car-Mart, Inc. (a)	19,750	$223,372
Avatar Holdings, Inc. (a)	14,235	710,754
Callaway Golf Co.	37,500	600,375
Career Education Corp. (a)	22,050	617,179
Champion Enterprises, Inc. (a)	103,375	1,135,057
Exide Technologies (a)	215,446	1,400,399
Fleetwood Enterprises, Inc. (a)	87,950	751,973
Furniture Brands International, Inc.	81,000	821,340
Group 1 Automotive, Inc.	33,150	1,112,845
Hovnanian Enterprises, Inc., Class A (a)	27,900	309,411
K-Swiss, Inc., Class A	29,000	664,390
Lithia Motors, Inc., Class A	39,471	673,375
Marine Products Corp.	16,625	140,980
O’Charleys, Inc.	26,750	405,530
Regis Corp.	52,467	1,674,222
Select Comfort Corp. (a)	64,790	903,821
Standard Pacific Corp.	46,050	252,815
Universal Technical Institute, Inc. (a)	15,750	283,500
Voyager Learning Co. (a)	89,050	732,882
Zale Corp. (a)	66,750	1,544,595

		14,958,815

ENERGY — 2.7%
Forest Oil Corp. (a)	28,896	1,243,684

		1,243,684

The accompanying notes are an integral part of the financial statements.

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SEPTEMBER 30, 2007

COMMON STOCKS* — continued

	Shares	Market Value

FINANCIALS — 26.6%
Annaly Capital Management, Inc. REIT	106,600	$1,698,138
BankUnited Financial Corp., Class A	68,550	1,065,267
Endurance Specialty Holdings, Ltd.	27,300	1,134,315
First Citizens BancShares, Inc., Class A	10,260	1,789,344
Horace Mann Educators Corp.	35,250	694,777
Infinity Property & Casualty Corp.	12,300	494,706
Nelnet, Inc., Class A	73,753	1,345,255
Phoenix Cos., Inc. (The)	77,150	1,088,587
Provident Financial Services, Inc.	39,100	640,067
Waddell & Reed Financial, Inc., Class A	51,340	1,387,720
Washington Federal, Inc.	28,000	735,280

		12,073,456

HEALTH CARE — 4.0%
CONMED Corp. (a)	27,540	770,845
Merit Medical Systems, Inc. (a)	35,400	459,492
Odyssey Healthcare, Inc. (a)	62,425	599,904

		1,830,241

INDUSTRIALS — 10.4%
Brink’s Co. (The)	15,650	874,522
Covanta Holding Corp. (a)	48,810	1,196,333
Crane Co.	11,000	527,670
ICT Group, Inc. (a)	34,650	464,656
Smith (A.O.) Corp.	31,375	1,376,735
Trex Co., Inc. (a)	24,625	273,830

		4,713,746

INFORMATION TECHNOLOGY — 17.0%
Axcelis Technologies, Inc. (a)	186,515	953,092
Black Box Corp.	40,969	1,751,834
Cabot Microelectronics Corp. (a)	22,650	968,288
CSG Systems International, Inc. (a)	55,976	1,189,490
EarthLink, Inc. (a)	269,625	2,135,430
Orbotech, Ltd. (a)	35,650	749,719

		7,747,853

The accompanying notes are an integral part of the financial statements.

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SMALL CAP VALUE FUND

SEPTEMBER 30, 2007

COMMON STOCKS* — continued

	Shares	Market Value

MATERIALS — 3.5%
Louisiana-Pacific Corp.	63,100	$1,070,807
OMNOVA Solutions, Inc. (a)	89,300	516,154

		1,586,961

UTILITIES — 2.5%
Allete, Inc.	25,000	1,119,000

TOTAL COMMON STOCKS (Cost $42,009,377)		45,273,756

INVESTMENT COMPANIES* — 1.3%
Federated Treasury Obligations Fund, Institutional Shares (Cost $584,186)	584,186	584,186

TOTAL INVESTMENTS (Cost $42,593,563) — 100.9%		45,857,942

NET OTHER ASSETS (LIABILITIES) — (0.9)%		(405,220)

NET ASSETS — 100.0%		$45,452,722

*	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.
(a)	Represents non-income producing security.

REIT — Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

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SEPTEMBER 30, 2007

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at value (Cost $42,593,563)	$45,857,942
Receivable for capital shares sold	36,545
Interest and dividends receivable	37,631
Prepaid expenses	3,372

Total Assets	45,935,490

Liabilities:
Payable for investment securities purchased	269,611
Payable for capital shares redeemed	152,198
Accrued expenses and other payables:
Investment advisory fees	31,054
Administration fees	4,797
Compliance service fees	809
Other	24,299

Total Liabilities	482,768

Net Assets	$45,452,722

NET ASSETS CONSIST OF:
Paid-in capital	36,360,118
Accumulated net realized gain on investments	5,828,225
Net unrealized appreciation on investments	3,264,379

Net Assets	$45,452,722

Sterling Shares:
Shares Issued and Outstanding (unlimited authorization — no par value)	3,097,142

Net Asset Value, Offering and Redemption Price Per Share	$14.68

The accompanying notes are an integral part of the financial statements.

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STATEMENTS OF OPERATIONS

	For the Period Ended September 30, 2007*	For the Year Ended October 31, 2006
Investment Income:
Dividends	$532,093	$680,310
Interest	66,886	65,748

Total Investment Income	598,979	746,058

Expenses:
Investment advisory fees	496,203	754,603
Administration fees	64,740	125,000
Accounting fees	4,683	—
Chief Compliance Officer fees	730	6,053
Custodian fees	609	17,283
Printing fees	28,999	44,868
Professional fees	13,000	73,649
Registration and filing fees	24,514	21,870
Transfer agent fees	112,482	172,250
Trustees’ fees	1,825	8,509
Other expenses	16,787	9,044

Total Expenses	764,572	1,233,129
Less:
Waiver of investment advisory fees (Note 4)	(125,722)	(287,980)
Fees paid indirectly (Note 4)	(1,628)	(3,406)

Net Expenses	637,222	941,743

Net Investment Loss	(38,243)	(195,685)

Realized/Unrealized Gain (Loss) on Investments:
Net realized gain on investments	8,370,740	22,691,205
Net change in unrealized appreciation/depreciation on investments	(4,992,657)	(8,446,370)

Net Realized/Unrealized Gain on Investments	3,378,083	14,244,835

Net Increase in Net Assets Resulting From Operations	$3,339,840	$14,049,150

*	The Fund’s fiscal year-end changed from October 31 to September 30, effective September 30, 2007.

The accompanying notes are an integral part of the financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2007*	Year Ended October 31, 2006	Year Ended October 31, 2005
Operations:
Net Investment Income (Loss)	$(38,243)	$(195,685)	$90,811
Net Realized Gain on Investments	8,370,740	22,691,205	32,120,183
Net Change in Unrealized Appreciation/Depreciation on Investments	(4,992,657)	(8,446,370)	(16,849,941)

Net Increase in Net Assets Resulting From Operations	3,339,840	14,049,150	15,361,053

Distributions:
Net Investment Income	—	(101,502)	—
Realized Capital Gains	(14,260,312)	(15,618,613)	(23,526,506)

Total Distributions	(14,260,312)	(15,720,115)	(23,526,506)

Capital Share Transactions:
Issued	28,128,630	17,809,586	33,586,170
Reinvestment of Distributions	12,238,373	14,844,748	20,508,982
Redeemed	(44,731,125)	(69,446,759)	(194,683,210)

Net Decrease in Net Assets from Capital Share Transactions	(4,364,122)	(36,792,425)	(140,588,058)

Total Decrease in Net Assets	(15,284,594)	(38,463,390)	(148,753,511)

Net Assets:
Beginning of period	60,737,316	99,200,706	247,954,217

End of period (Includes Undistributed Net Investment Income of $0, $0, and $0, respectively)	$45,452,722	$60,737,316	$99,200,706

Share Transactions:
Issued	1,827,911	1,020,420	1,891,644
Reinvestment of Distributions	834,814	938,217	1,173,283
Redeemed	(2,873,703)	(4,095,586)	(11,148,492)

Net Decrease in Shares Outstanding	(210,978)	(2,136,949)	(8,083,565)

*	The Fund’s fiscal year-end changed from October 31 to September 30, effective September 30, 2007.

The accompanying notes are an integral part of the financial statements.

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FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the periods indicated

	Period Ended September 30, 2007*		Years Ended October 31,
			2006		2005		2004	2003	2002
Net Asset Value, Beginning of Period	$18.36		$18.22		$18.33		$16.17	$11.75	$14.00

Income/(Loss) from Investment Operations:
Net Investment Income (Loss)	(0.01	)(1)	(0.04	)(1)	0.01	(1)	0.07	(0.01)	(0.01)
Net Realized and Unrealized Gain (Loss)	0.68	(1)	3.09	(1)	1.61	(1)	2.61	4.54	(1.30)

Total from Investment Operations	0.67		3.05		1.62		2.68	4.53	(1.31)

Distributions:
Net Investment Income	—		(0.02)		—		(0.07)	—	—
Net Realized Capital Gains	(4.35)		(2.89)		(1.73)		(0.45)	(0.11)	(0.94)

Total Distributions	(4.35)		(2.91)		(1.73)		(0.52)	(0.11)	(0.94)

Net Asset Value, End of Period	$14.68		$18.36		$18.22		$18.33	$16.17	$11.75

Total Return†	3.67	%(2)	19.31%		9.24%		17.03%	38.88%	(10.34)%

Ratios and Supplemental Data
Net Assets, End of Period (000)	$45,453		$60,737		$99,201		$247,954	$227,702	$167,698
Ratio of Expenses to Average Net Assets	1.18	%(3)	1.25	%(4)	1.25	%(4)	1.25%	1.25%	1.25%
Ratio of Expenses to Average Net Assets (without waivers and fees paid indirectly)	1.41	%(3)	1.63%		1.47%		1.36%	1.35%	1.31%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.07	)%(3)	(0.26)%		0.06%		0.33%	(0.10)%	(0.07)%
Portfolio Turnover Rate	82	%(2)	56%		45%		41%	46%	24%

*	The Fund’s fiscal year-end changed from October 31 to September 30, effective September 30, 2007.
†	Total return is for the period indicated and has not been annualized. Total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return would have been lower if the Adviser did not waive a portion of its fee. Total return for a period of less than one year is not annualized. The performance is based on the performance of the Institutional Shares of the Acquired Fund.
(1)	Per share calculations based on the Average Shares method.
(2)	Not Annualized.
(3)	Annualized.
(4)	The ratio of expenses to average net assets excludes the effects of fees paid indirectly. If these expense offsets were included, the ratio would not significantly differ.

The accompanying notes are an integral part of the financial statements.

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NOTES TO FINANCIAL STATEMENTS

1. Organization:

BB&T Funds (the “Trust”) (previously The BB&T Mutual Funds Group) was organized as a Massachusetts business trust by the amended Agreement and Declaration of Trust dated October 1, 1987. The Trust consists of twenty-five series of units of beneficial interest (“Shares”) offered to the public, each representing interests in one of twenty-five separate investment portfolios. These financial statements pertain to the Sterling Capital Small Cap Value Fund (the “Fund”) only. The financial statements of the remaining series are presented in a separate document. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies.

The Fund may offer to the public four classes of Shares: Class A Shares, Class B Shares, Class C Shares and Sterling Shares. Currently, the Fund only offers Sterling Shares to the public. The Fund is an “open-end” “diversified” management company, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

On December, 18, 2006 the Sterling Capital Small Cap Value Fund, a series of The Advisor’s Inner Circle Fund (the “Acquired Fund”), merged with and into the Fund pursuant to an Agreement and Plan of Reorganization (See Note 7).

Effective September 30, 2007, the Fund’s fiscal year end changed from October 31 to September 30.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund in the preparation of financial statements. The policies are in conformity with United States generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

New Accounting Standards — In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of

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September 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for the period.

In July, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in year of determination. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact on the financial statements once adopted.

Securities Valuation — Investments of the Fund in securities the principal market for which is a securities exchange or an over-the counter market are valued at their latest available sales price (except for those securities traded on NASDAQ, which will be valued at the NASDAQ Official Closing Price), or, absent such a price, by reference to the latest available bid price in the principal market in which such securities are normally traded. Securities the principal market for which is not a securities exchange are valued at their latest bid quotation in such principal market. Short-term securities are valued either at amortized cost or original cost plus interest, which approximates market value. Repurchase Agreements are valued at original cost.

Securities for which market prices are not readily available are valued as determined by the BB&T Funds’ Pricing Committee in their best judgment pursuant to procedures established by and under the general supervision of the Board of Trustees (the “Board”). Some of the more common reasons that may necessitate that a security be valued by the Pricing Committee include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. As of September 30, 2007 there were no fair valued securities.

Securities Transactions and Related Income — Security transactions are accounted for no later than one business day following the trade date. For

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financial reporting purposes, however, security transactions are accounted for on a trade date of the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization/accretion of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sale proceeds.

Repurchase Agreements — The Fund may enter into agreements with member banks of the Federal Deposit Insurance Corporation and with registered broker/dealers that Sterling Capital Management LLC (“Sterling Capital” or the “Adviser”) deemed creditworthy under guidelines approved at the Board, subject to a seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying Fund securities. The seller, under these types of agreements, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest) in a segregated account. Securities subject to repurchase are held by the Fund’s custodian, another qualified custodian, or in the Federal Reserve/Treasury book-entry system. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential for loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the fair value of the underlying securities during the period while the Fund seeks to assert its rights.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately in relation to the net assets of each fund in the Trust or another reasonable basis. Expenses that are attributable to both the Trust and the BB&T Variable Insurance Funds are allocated across the Trust and BB&T Variable Insurance Funds, based upon relative net assets or on another reasonable basis.

Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid to shareholders quarterly. Any net realized capital gains are distributed to shareholders at least annually.

Federal Income Taxes — It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income tax is required.

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition and long-term U.S. Government Securities) for the period ended

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September 30, 2007, were $46,799,573 and $62,778,678, respectively. There were no purchases or sales of long-term U.S. Government securities.

4. Related Party Transactions:

Investment advisory and management services are provided to the Fund by Sterling Capital pursuant to an investment advisory agreement (the “Advisory Agreement”) dated July 1, 2006. The Adviser is a successor to Sterling Capital Management Company, which was a wholly-owned subsidiary of United Asset Management. On April 1, 2005, BB&T Corporation acquired a 70% ownership interest in the Adviser. The Adviser now operates as an independently managed subsidiary of BB&T Corporation.

Under the Advisory Agreement, the Adviser receives an annual fee equal to (a) 0.90% of the Fund’s average daily net assets; or (b) such fee as may from time to time be agreed upon in writing by the Trust and the Adviser. A fee agreed to in writing from time to time by the Trust and the Adviser may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower the Fund’s expenses and increase net income of the Fund during the period when such lower fee is in effect. The Adviser has contractually agreed to limit its advisory fee paid by the Fund to 0.80% for the period from December 18, 2006 through January 31, 2008. Any reductions in advisory fees are reflected as “Waiver of investment advisory fees” in the Statement of Operations.

Prior to December 18, 2006, the Adviser received a fee equal to 1.00% of the Acquired Fund’s average daily net assets. The Adviser had voluntarily agreed to waive a portion of its advisory fee and to assume expenses, if necessary, in order to limit the Acquired Fund’s total operating expenses to a maximum of 1.25% of average daily net assets.

Since December 18, 2006, BB&T Asset Management, Inc. (“BB&T AM” or the “Administrator”) serves as the Administrator to the Fund as well as other funds in the Trust and the BB&T Variable Insurance Funds pursuant to the Administration Agreement. The Fund pays the Administrator its portion of a fee based on the aggregate assets of the Trust and the BB&T Variable Insurance Funds at an annual rate of 0.11% on the first $3.5 billion of average net assets; 0.075% on the next $1 billion of the average net assets; 0.06% on the next $1.5 billion of the average net assets; and 0.04% on the average net assets over $6 billion. This fee is accrued daily and paid monthly.

Prior to December 18, 2006, SEI Investment Global Funds Services served as the administrator to the Acquired Fund and was paid fees of 0.150% on the first $250 million of the Acquired Fund’s average daily net assets; 0.125% on the next $250 million of the Acquired Fund’s average daily net assets; 0.100% on all Acquired Funds average daily net assets over $500 million; subject to a minimum annual administration fee of $250,000 and $20,000 per each additional class.

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Since December 18, 2006, PFPC Inc. serves as the Fund’s sub-administrator and transfer agent. PFPC Distributors, Inc. (“the Distributor”) serves as the Fund’s principal underwriter pursuant to an Underwriting Agreement dated December 18, 2006.

Prior to December 18, 2006, DST Systems, Inc. and SEI Investments Distribution Co. served as the Acquired Fund’s transfer agent and distributor, respectively.

U.S. Bank National Association acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.

Certain brokers, dealers, banks, trust companies and other financial representatives received compensation from the Acquired Fund for providing a variety of services, including record keeping and transaction processing. Such fees were based on the assets of the Acquired Fund that were serviced by the financial representative. Such fees were paid by the Acquired Fund to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Acquired Fund’s transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this calculated amount were paid by the Adviser. During the period ended September 30, 2007 and for the year ended October 31, 2006, the Acquired Fund paid $10,037 and $86,212, respectively, to third parties for such services. These fees are included under “Transfer agent fees” in the Statements of Operations.

During the period from November 1, 2006 through December 15, 2006, and for the year ended October 31, 2006, the Acquired Fund earned cash management credits, which were used to offset transfer agent fees. This amount is labeled as “Fees paid indirectly” on the Statements of Operations.

Certain Officers and Trustees of the Fund are affiliated with the Adviser, the Administrator or the sub-administrator. Such Officers and Trustees receive no compensation from the Trust for serving in their respective roles. Each of the five Trustees who are not interested persons (as defined on the 1940 Act) of the Trust who serve on both the Board and Audit Committee are compensated $6,000 per quarter and $2,400 for each regularly scheduled meeting, plus reimbursement for certain expenses. Additionally, the Chairman of the Board and Audit Committee Chairman receive an annual retainer of $6,000 and $10,000, respectively.

Since December 18, 2006, BB&T AM’s Chief Compliance Officer (“CCO”) also began to serve as the Fund’s CCO. Since December 18, 2006, the CCO’s compensation is reviewed and approved by the Fund’s Board and paid by the Administrator. However, the Fund reimburses the Administrator for its allocable portion of the CCO’s salary. As a result, the CCO fee paid by the Fund is only part of the total compensation received by the CCO. Expenses incurred for the fund are reflected on the Statement of Operations as “Chief compliance Officer fees”.

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Prior to December 18, 2006, services provided by the former CCO and his staff were paid for by the Acquired Fund as incurred. The services included regulatory oversight of the Advisor and service providers as required by SEC regulations. The CCO’s services had been approved by and are reviewed by the Acquired Fund’s Board.

5. Federal Income Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for wash sales and distribution reclass. Permanent book and tax differences relating to shareholder distributions and redemptions utilized as distributions for Federal income tax purposes resulted in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital. Permanent book-tax differences relating to distributions received from REITs, if any, are not included in ending undistributed net investment income (loss) for the purposes of calculating net investment income (loss) per share in the financial highlights. These reclassifications had no impact on the net assets or net asset value of the Fund. Accordingly, the following permanent differences have been reclassified to/from the following accounts as of September 30, 2007:

Undistributed Net Investment Income	Accumulated Realized Gain	Paid-in Capital
$38,243	$(2,291,600)	$2,253,357

The tax character of distributions paid during the period ended September 30, 2007 and fiscal years ended October 31, 2006 and October 31, 2005, were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2007	$2,289,539	$11,970,773	$14,260,312
2006	810,653	14,909,462	15,720,115
2005	3,794,861	19,731,645	23,526,506

As of September 30, 2007, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Ordinary Income	$2,257,857
Undistributed Long-Term Capital Gains	4,366,976
Unrealized Appreciation	2,467,771

Total Distributable Earnings	$9,092,604

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The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fund at September 30, 2007, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$43,390,171	$7,393,157	$ (4,925,386)	$2,467,771

6. Other:

At September 30, 2007, 51% of total shares outstanding were held by two record shareholders of the Fund each owning 10% or greater of the aggregate total shares outstanding.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

7. Reorganization:

On December 18, 2006, the Fund acquired all of the assets and assumed all of the liabilities of Sterling Capital Small Cap Value Fund, a series of The Advisor’s Inner Circle Fund, in exchange for shares of the Fund, pursuant to an Agreement and Plan of Reorganization approved by the Acquired Fund’s shareholders on November 8, 2006 and by the Fund’s Board on February 28, 2006. The Fund is the surviving fund for the purposes of maintaining the post-reorganization financial statements and performance history.

The Fund had no assets prior to the reorganization. Accordingly, the reorganization, which was a tax-free reorganization, had no effect on the Fund’s operations. As a result of the reorganization, shareholders of the Acquired Fund became shareholders of the Fund.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Sterling Capital Small Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of the Sterling Capital Small Cap Value Fund, (the “Fund”), including the schedule of portfolio investments, as of September 30, 2007, and the related statements of operations for the period then ended and for the year ended October 31, 2006, the statements of changes in net assets for the period ended September 30, 2007 and for each of the periods in the two-year period ended October 31, 2006, and the financial highlights for the period ended September 30, 2007 and for each of the periods in the five-year period ended October 31, 2006. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sterling Capital Small Cap Value Fund as of September 30, 2007, the results of its operations for the period ended September 30, 2007 and for the year ended October 31, 2006, the changes in its net assets for the period ended September 30, 2007 and for each of the years in the two-year period ended October 31, 2006, and the financial highlights for the period ended September 30, 2007 and for each of the periods in the five-year period ended October 31, 2006, in conformity with U.S. generally accepted accounting principles.

New York, NY

November 21, 2007

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DISCLOSURE OF FUND EXPENSES (unaudited)

As a shareholder of the BB&T Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2007 through September 30, 2007.

• Actual Example. The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical Example for Comparison Purposes. The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 04/01/07	Ending Account Value 09/30/07	Expenses Paid During Period* 04/01/07 – 09/30/07	Annualized Expense Ratio During Period 04/1/07 – 09/30/07
Sterling Capital Small Cap Value Fund — Sterling Shares
Actual Fund Return	$1,000.00	$954.50	$5.60	1.15%
Hypothetical 5% Return	$1,000.00	$1,019.20	$5.79	1.15%
*Expenses	are equal to the average account value over the period multiplied by the Fund's annualized expense ratio, multiplied by the number of days in the most recent period ended divided by the number of days in the fiscal year (to reflect the one-half year period).

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BOARD CONSIDERATION OF ADVISORY AGREEMENTS (unaudited)

The Board of Trustees of BB&T Funds (the “Trust”), at a meeting held on August 28, 2007, formally considered the continuance of the investment advisory agreement between Sterling Capital Management LLC (the “Adviser”) and the Trust (the “Advisory Agreement”) with respect to the Sterling Capital Small Cap Value Fund (the “Fund”).

The Trustees reviewed extensive material in connection with their consideration of the Advisory Agreement, including data from an independent provider of mutual fund data (as assembled by the Fund’s administrator), which included comparisons with industry averages for comparable funds for advisory fees, Rule 12b-1 fees and total fund expenses. The data reflected the Adviser’s fee waivers in place, as well as the Adviser’s contractual investment advisory fee levels. The Board was assisted in its review by independent legal counsel, who provided a memorandum detailing the legal standards for review of the Advisory Agreement. The Board received a detailed presentation by the Adviser, which included an analysis of the Fund’s performance (including the performance of the Adviser’s predecessor fund, the Sterling Capital Small Cap Value Fund, a series of The Adviser’s Inner Circle Fund (the “Predecessor Fund”)) and investment process. The Board also received profitability information from the Adviser and deliberated outside the presence of management and the Adviser.

In their deliberations, each Trustee attributed different weights to various factors involved in an analysis of the Advisory Agreement, and no factor alone was considered determinative. The Trustees determined that the overall arrangements between the Trust and the Adviser, as provided in the Advisory Agreement, were fair and reasonable and that the approval of the Advisory Agreement was in the best interests of the Fund and its shareholders.

The matters addressed below were considered and discussed by the Trustees in reaching their conclusions.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent, and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished at Trustee meetings since December 18, 2006, when the Predecessor Fund merged into the Fund, as well as materials furnished specifically in connection with the annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of investment personnel of the Adviser responsible for the day-to-day management of the Fund. The Trustees considered the overall reputation, and the capabilities and commitment of the Adviser to provide high quality service to the Fund, and the Trustees’ overall confidence in the Adviser’s integrity.

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The Trustees received information concerning the Adviser’s expertise in value investing and the investment philosophy and investment processes applied by the Adviser in managing the Fund. The Trustees reviewed the Adviser’s Form ADV as well. The Trustees also considered information regarding regulatory compliance and compliance with the investment policies of the Fund. The Trustees evaluated the procedures of the Adviser designed to fulfill the Adviser’s fiduciary duty to the Fund with respect to possible conflicts of interest, including the Adviser’s codes of ethics (regulating the personal trading of its officers and employees).

Based on their review, the Trustees concluded that, with respect to the quality and nature of services to be provided by the Adviser, the scope of responsibilities was consistent with mutual fund industry norms, and that the quality of the services was very satisfactory.

Investment Performance

The Trustees considered performance results of the Fund and the Predecessor Fund in absolute terms and relative to benchmark and peer group performance. It was noted that performance was strong both year-to-date and over the one-year period relative to the benchmark.

After reviewing the performance of the Fund, and taking into consideration the management style, investment strategies, and prevailing market conditions during the prior year and for longer periods, the Trustees concluded that the performance of the Fund was generally strong and that in instances where performance issues were encountered, the Adviser had properly addressed the situation.

Cost of Services, Including the Profits Realized by the Adviser and Affiliates

The Trustees considered peer group comparable information with respect to the advisory fees charged by the Adviser to the Fund, taking into consideration both contractual and actual (i.e., after waiver) fee levels. The Trustees concluded that the investment advisory fees fell within an acceptable range as compared to peer groups, particularly in light of the fee waivers that would be continued in the upcoming year.

As part of their review, the Trustees considered benefits to the Adviser aside from investment advisory fees. The Trustees also considered benefits to the Adviser’s affiliates, including administration fees received by BB&T Asset Management, Inc.

Consideration of the reasonableness of advisory fees also took into account, where relevant, the profitability of the Adviser. In determining whether the investment advisory fees were reasonable, the Trustees reviewed profitability information provided by the Adviser with respect to investment advisory services. With respect to such information, the Trustees recognized that such profitability data was generally unaudited and represented the Adviser’s own determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and were calculated

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using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts, because comparative information is not generally publicly available and is affected by numerous factors. Based on their review, the Trustees concluded that the profitability to the Adviser, as a result of its relationships with the Fund, was acceptable. The Board also concluded that the fees under the Advisory Agreement were fair and reasonable, in light of the services and benefits provided to the Fund.

Economies of Scale

The Trustees also considered whether fee levels reflect economies of scale and whether economies of scale would be produced by the growth of the Fund’s assets. The Trustees found that the Adviser had generally reduced fund total expense ratios through contract negotiations and fee waivers. The Trustees found that the asset levels of the Fund were not currently so large as to warrant formal contractual breakpoints, and that the fee waivers were a reasonable way to provide the benefits of economies of scale to shareholders at this time.

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TRUSTEES AND OFFICERS (Unaudited)

The Fund is managed under the direction of the Board of Trustees. Subject to the provisions of the Declaration of Trust, By-laws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of Trust officers.

The Trustees and officers of the Fund, their ages, the position they hold with the BB&T Funds, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustee oversees and any other directorships held by the Trustee are listed in the two tables immediately following. The business address of the persons listed below is 434 Fayetteville Street Mall, Raleigh, North Carolina 27601.

INDEPENDENT TRUSTEES
Name And Birthdate	Position(s) Held With The Funds	Term Of Office And Length Of Time Served	Principal Occupation During The Last 5 Years	Number Of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Held By Trustee
Thomas W. Lambeth Birthdate: 01/35	Trustee Chairman of the Board of Trustees	Indefinite, 8/92 – Present	From January 2001 to present, Senior Fellow, Z. Smith Reynolds Foundation; from 1978 to January 2001, Executive Director, Z. Smith Reynolds Foundation.	30	None
Drew T. Kagan Birthdate: 02/48	Trustee	Indefinite, 8/00 – Present	From December 2003 to present, President and Director, Montecito Advisors, Inc.; from March 1996 to December 2003, President, Investment Affiliate, Inc.	30	None
Laura C. Bingham Birthdate: 11/56	Trustee	Indefinite, 2/01 – Present	From July 1998 to present, President of Peace College.	30	None
Douglas R. Van Scoy Birthdate: 11/43	Trustee	Indefinite 5/04 – present	Retired; from November 1974 to July 2001, employee of Smith Barney (investment banking), most recently as the Director of Private Client Group and Senior Executive Vice President	30	None
James L. Roberts Birthdate: 11/42	Trustee	Indefinite 11/04 – present	Retired; from November 2006 to present, Director, Grand Mountain Bancshares, Inc.; from January 1999 to December 2003, President, CEO and Director, Covest Bancshares, Inc.	30	None

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INTERESTED TRUSTEE
Name And Birthdate	Position(s) Held With The Funds	Term Of Office And Length Of Time Served	Principal Occupation During The Last 5 Years	Number Of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Held By Trustee
*Keith F. Karlawish Birthdate: 08/64	Trustee	Indefinite, 6/06 – Present	From May 2002 to present, President, BB&T Asset Management, Inc.; from 1996 to 2002, Senior Vice President and Director of Fixed Income, BB&T Asset Management, Inc.	30	N/A

*	Mr. Karlawish is treated by the Fund as an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund. Mr. Karlawish is an “interested person” because he owns shares of BB&T Corporation and is the President of BB&T Asset Management, Inc., an affiliate of the Adviser.

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OFFICERS
Name And Birthdate	Position(s) Held With The Funds	Term Of Office And Length Of Time Served	Principal Occupation During The Last 5 Years
Keith F. Karlawish Birthdate: 08/64	President	Indefinite, 2/05 – Present	From May 2002 to present, President, BB&T Asset Management, Inc.; from 1996 to 2002, Senior Vice President and Director of Fixed Income, BB&T Asset Management, Inc.
James T. Gillespie Birthdate: 11/66	Vice President, Secretary	Indefinite, 5/02 – Present, 8/06 – Present	From February 2005 to present, Vice President and Manager of Mutual Fund Administration, BB&T Asset Management, Inc.; from February 1992 to 2005, employee of BISYS Fund Services
E.G. Purcell, III Birthdate: 01/55	Vice President	Indefinite, 11/00 – Present	From 1995 to present, Senior Vice President, BB&T Asset Management, Inc. and its predecessors
Todd M. Miller Birthdate: 9/71	Vice President	Indefinite, 8/05 – Present	From June 2005 to present, Mutual Fund Administrator, BB&T Asset Management, Inc.; from May 2001 to May 2005, Manager, BISYS Fund Services
Diana Hanlin Birthdate: 5/67	Vice President	Indefinite, 8/07 – Present	From April 2007 to present, Compliance Officer, BB&T Asset Management, Inc.; from May 2004 to March 2007, Director of Compliance, BISYS Fund Services; from October 2000 to May 2004, Senior Compliance Analyst, BISYS Fund Services
Clinton L. Ward Birthdate: 11/69	Chief Compliance and Anti-Money Laundering Officer	Indefinite, 12/06 – Present	From July 2004 to present, Chief Compliance Officer and Secretary, BB&T Asset Management, Inc.; from January 2002 to July 2004, Compliance Analyst, Wachovia Bank, N.A.; from November 1999 to January 2002, Compliance Manager — Mutual Fund Compliance, Banc of America Capital Management, LLC
Andrew J. McNally Birthdate: 12/70	Treasurer	Indefinite, 12/06 – Present	From December 2000 to present, Vice President and Senior Director, Fund Accounting and Administration Department, PFPC Inc.
Avery Maher Birthdate: 02/45	Assistant Secretary	Indefinite 12/06 – Present	From March 2006 to present, Vice President and Counsel, Regulatory Administration Department, PFPC Inc.; from October 2004 to August 2005, Vice President and Assistant General Counsel, JPMorgan Asset Management; from 1992 to 2004, Second Vice President and Assistant Secretary, John Hancock Advisers, LLC

27

STERLING CAPITAL

SMALL CAP VALUE FUND

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an September 30, 2007, tax year end, this notice is for informational purposes only. For shareholders with an September 30, 2007, tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal period ended September 30, 2007, the Fund is designating the following items with regard to distributions paid during the year.

Long Long (15% Rate) Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying Dividends(1)	Qualifying Dividend Income(2)	Qualifying Short-Term Capital Gain(3)
84.62%	15.38%	100.00%	47.11%	47.37%	100.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of “Ordinary Income Distributions”.
(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions”. It is the intention of the Fund to designate the maximum amount permitted by the law.
(3)	The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2007. Complete information will be computed and reported in conjunction with your Form 1099-DIV.

28

Sterling Capital Small Cap Value Fund

P.O. Box 9652

Providence, RI 02940-9652

1-866-450-3722

Adviser:

Sterling Capital Management, LLC

Two Morrocroft Centre

4064 Colony Road, Suite 300

Charlotte, NC 28211

Distributor:

PFPC Distributors, Inc.

760 Moore Road

King of Prussia, PA 19406

Administrator:

BB&T Asset Management, Inc.

434 Fayetteville Street Mall

5th Floor

Raleigh, NC 27601

Legal Counsel:

Ropes and Gray LLP

One Metro Center

700 12th Street, N.W.

Suite 900

Washington D.C. 20005

Transfer Agent:

PFPC Inc.

760 Moore Road

King of Prussia, PA 19406

Auditors

KPMG LLP

345 Park Avenue

New York, NY 10154

This information must be preceded or accompanied by a current prospectus for the Fund described.

A25-AR-0907

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no material amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Drew Kagan is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $360,000 for 2007 and $194,250 for 2006.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2007 and $14,650 for 2006.

2006 - Fees of $9,650 relate to the consent of the N-1A filing, the consent of the N-14 filing for the Small Cap and Small Company Growth Funds and consent on the N-14 filing for the Large Cap and Large Cap Growth Fund.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $90,000 for 2007 and $71,500 for 2006.

Fees for both 2007 and 2006 relate to the preparation of federal income and excise tax returns and review of the excise tax calculations. Additional fees in 2006 were for a tax return review for a Small Cap merger.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2007 and $0 for 2006.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	100%

(c)	100%

(d)	N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $465,500 for 2007 and $520,225 for 2006.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) BB&T Funds

By (Signature and Title)*	/s/ Keith F. Karlawish
Keith F. Karlawish, President
(principal executive officer)

Date 11/28/2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Keith F. Karlawish
Keith F. Karlawish, President
(principal executive officer)

Date 11/28/2007

By (Signature and Title)*	/s/ Andrew J. McNally
Andrew J. McNally, Treasurer
(principal financial officer)

Date 11/28/2007

*	Print the name and title of each signing officer under his or her signature.